UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2025

Contango Ore, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-35770	27-3431051
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

516 2nd Avenue, Suite 401 Fairbanks, Alaska	99701
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (907) 888-4273

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CTGO	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 7, 2025, Contango ORE, Inc. (the “Company”) and its newly formed subsidiary, 1566004 B.C. Ltd. (the “Acquiror”), a British Columbia corporation directly and wholly-owned by newly formed subsidiary, 1566002 B.C. ULC (“Callco”), a British Columbia unlimited liability company directly and wholly-owned by the Company, entered into an Arrangement Agreement (the “Agreement”) with Dolly Varden Silver Corporation, a British Columbia corporation (“Dolly Varden”). Under the Agreement, the Company, indirectly through the Acquiror, will acquire all of the issued and outstanding common shares of Dolly Varden (the “Dolly Varden Shares”) at an exchange ratio of 0.1652 of a share of voting common stock of the Company (the “Contango Shares”) for each Dolly Varden Share (the “Exchange Ratio”) by way of a statutory plan of arrangement (the “Arrangement”) under the Business Corporations Act (British Columbia) (the “BCBCA”), on and subject to the terms and conditions of the Agreement.

Exchange of Securities

The Agreement provides that the Dolly Varden shareholders may elect to receive either Contango Shares or exchangeable shares of the Acquiror (the “Exchangeable Shares”), in each case based on the Exchange Ratio, at the effective time of the Arrangement (the “Effective Time”). Pursuant to the terms of the Agreement, at the Effective Time, the Company is required that the depositary for the Arrangement has been provided with sufficient Contango Shares and sufficient Exchangeable Shares (collectively, the “Consideration Shares”) to satisfy the aggregate consideration payable to the Dolly Varden shareholders pursuant to the Arrangement. The Consideration Shares will be escrowed with Computershare Investor Services Inc., in its capacity as depositary for the Arrangement.

Following the Effective Time, each Exchangeable Share will be exchangeable by the holder thereof for one Contango Share (the “Exchangeable Share Ratio”), subject to customary adjustments for stock splits, consolidations, reclassifications, mergers, reorganizations and similar events affecting Contango Shares. Holders of outstanding Exchangeable Shares will be entitled to cast votes on matters for which holders of Contango Shares are entitled to vote. If and when the Company declares and pays any dividend or distribution in respect of Contango Shares, the Acquiror will, subject to applicable law, contemporaneously declare and pay an equivalent dividend on or distribution to Exchangeable Shares, determined on an ‘as-exchanged’ basis. In addition, upon the occurrence of certain events and until the fifth anniversary of the closing of the Arrangement, the Acquirer will have a right to redeem Exchangeable Shares upon proper notice to the holders thereof and issuance of Contango Shares at the Exchangeable Share Ratio. Eligibility to receive Exchangeable Shares will be subject to certain Canadian residency restrictions and tax statuses.

Prior to the Effective Time, Dolly Varden restricted stock units will vest and be settled with Dolly Varden Shares and participate in the Arrangement. At the Effective Time, stock options that are exercisable for Dolly Varden Shares will be replaced with options to purchase Contango Shares, adjusted to reflect the Exchange Ratio.

Immediately following the Effective Time, based on the Exchange Ratio and calculated on a fully-diluted in-the-money basis, the former shareholders of Dolly Varden are anticipated to own approximately 50% of the economic and voting interest of the combined company, with the Company’s current stockholders holding the remaining approximately 50% economic and voting interest.

Post-Closing Governance and Corporate Matters

The Agreement provides that, at the Effective Time, the Company’s board of directors will be comprised of seven directors, consisting of four from the Company (Clynt Nauman as Chairman, Brad Juneau, Mike Cinnamond and Rick Van Nieuwenhuyse) and three from Dolly Varden (Darren Devine, Tim Clark and Shawn Khunkhun). Additionally, at the Effective Time, the executive officers of the Company will include Rick Van Nieuwenhuyse as Chief Executive Officer, Shawn Khunkhun as President, and Michael Clark as Executive Vice President and Chief Financial Officer.

2

In connection with the Arrangement, the Company will prepare and file with the U.S. Securities and Exchange Commission (“SEC”) a proxy statement and will seek the approval of the Company’s stockholders with respect to certain actions, including, but not limited to (the “Contango Approval Matters”):

(i)	the amendment of the Company’s certificate of incorporation to increase the number of authorized Contango Shares from 45,000,000 shares to 250,000,000 shares;

(ii)	the amendment of the Company’s certificate of incorporation to change the name of the Company to “Contango Silver & Gold Inc.”; and

(iii)	the issuance of Contango Shares and Exchangeable Shares to the Dolly Varden shareholders pursuant to the transactions contemplated by the Arrangement.

Voting Agreements

The transaction has been unanimously approved by the board of directors of Dolly Varden, with each director and officer and certain significant shareholders of Dolly Varden executing voting support agreements (each such agreement, a “Dolly Varden Voting Agreement”) agreeing to vote for approval of the Arrangement at a special meeting of Dolly Varden shareholders. The transaction has also been unanimously approved by the board of directors of the Company, with each director and officer and certain significant stockholders of the Company executing voting support agreements (each such agreement, a “Company Voting Agreement”) agreeing to vote for approval of the Contango Approval Matters at a special meeting of the Company stockholders. The foregoing description of the Dolly Varden Voting Agreements and Company Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the terms of the Dolly Varden Voting Agreements and Company Voting Agreement, the forms of which are filed, respectively, as Exhibits 10.1, 10.2 and 10.3 hereto and incorporated herein by reference.

Closing Conditions

The consummation of the Arrangement is subject to certain closing conditions, including both the Company’s stockholders and Dolly Varden’s shareholders approval of the Agreement and transactions contemplated therein; the order of the Supreme Court of British Columbia granted pursuant to Section 291 of the BCBCA; certain regulatory approvals being received; the listing of additional Contango Shares on the NYSE American Stock Exchange LLC (including the Contango Shares issuable on exchange of the Exchangeable Shares); and other customary closing conditions.

Mechanics of Transaction

The transaction is expected to close in the first calendar quarter of 2026 and to be implemented by way of an arrangement under the BCBCA. The Agreement provides for customary representations, warranties and covenants, including covenants of each party to (i) conduct its business in the ordinary course of business consistent with past practice during the period between the execution of the Agreement and the Effective Time, subject to certain exceptions, and (ii) not solicit any acquisition proposals or other alternate transactions or, subject to certain exceptions, engage in any discussions or negotiations with respect thereto. Subject to certain terms and conditions, the Agreement may be terminated if the Effective Time does not occur on or before May 7, 2026, unless a later date is agreed in writing by the Company and Dolly Varden. The Agreement may also be terminated by either party, if the respective stockholders’ or shareholders’ approval is not obtained, in the event of material adverse effect, or a superior proposal in connection with an alternative acquisition. The Agreement provides for a mutual, $15,000,000 termination fee payable under customary circumstances, including, among other circumstances, if the Agreement is terminated due to the failure of a party’s board of directors to unanimously recommend to proceed with the Arrangement, or the withdrawal of its prior recommendation; if a party accepts a superior proposal from a third party; or if a party fails to obtain stockholders’ or shareholders’ approval, as applicable, and subsequently enters into a different acquisition proposal or consummates a different transaction within a specified period of time after such termination.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

3

The Agreement has been included to provide investors and securityholders with information regarding its terms. It is not intended to provide any other factual information about the Company, Dolly Varden or their respective subsidiaries and affiliates. The Agreement contains representations and warranties by the Company and Dolly Varden made solely for the benefit of the parties as of the specific date therein. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties in negotiating the terms of the Agreement, including information in confidential disclosure letters delivered by each party in connection with the signing of the Agreement. Moreover, certain representations and warranties in the Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the Company and Dolly Varden, rather than establishing matters as facts. Accordingly, the representations and warranties in the Agreement should not be relied on by any persons as characterizations of the actual state of facts about the Company or Dolly Varden at the time they were made or otherwise. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure under Item 1.01 of this Current Report on Form 8-K relating to the Agreement and the issuance of the Contango Shares and the Exchangeable Shares is incorporated herein by reference.

The securities to be issued under the Agreement will be issued in reliance upon Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”), which exempts from the registration requirements under the Securities Act any securities that are issued in exchange for one or more bona fide outstanding securities where the terms and conditions of such issuance and exchange are approved, after a hearing upon the fairness of such terms and conditions at which all persons to whom it is proposed to issue securities in such exchange shall have the right to appear, by any court expressly authorized by law to grant such approval.

Item 7.01	Regulation FD Disclosure.

On December 8, 2025, the Company and Dolly Varden issued a joint press release announcing the execution of the Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Also on December 8, 2025, the Company released an investor presentation made by representatives the Company and Dolly Varden (the “Investor Presentation”) in connection with the announcement of the Agreement. The Investor Presentation provides information on both the Company and Dolly Varden and an overview of the strategic rationale for the Arrangement. A copy of the Investor Presentation is attached hereto as Exhibits 99.2 and is incorporated herein by reference.

The information furnished with this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1	Arrangement Agreement with Dolly Varden Silver Corporation.

10.1	Form of Dolly Varden Silver Corporation Voting Agreement.

10.2	Form of Dolly Varden Silver Corporation Voting Agreement.

10.3	Form of Contango ORE, Inc. Voting Agreement.

99.1	Press Release by Contango ORE, Inc. and Dolly Varden Silver Corporation dated December 8, 2025.

99.2	Investor Presentation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

4

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the Arrangement or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Additional Information and Where to Find It

The Company will prepare a proxy statement for the Company’s stockholders to be filed with the SEC. The proxy statement will be mailed to the Company’s stockholders. The Company urges investors, stockholders and other interested persons to read, when available, the proxy statement, as well as other documents filed with the SEC, because these documents will contain important information about the proposed business combination transaction. Such persons can also read the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for a description of the security holdings of its officers and directors and their respective interests as security holders in the consummation of the transactions described herein. The Company’s definitive proxy statement will be mailed to stockholders of the Company as of a record date to be established for voting on the transactions described in this Current Report on Form 8-K. The Company’s stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to c/o Corporate Secretary, Contango ORE, Inc., 516 2nd Avenue, Suite 401, Fairbanks, Alaska 99701 or e-mail at info@contangoore.com. These documents, once available, can also be obtained, without charge, at the Company’s website (http://www.contangoore.com) and at the SEC’s web site (http://www.sec.gov).

BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT, INCLUDING ALL THE ANNEXES THERETO, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE ARRANGEMENT OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ARRANGEMENT AND THE RESPECTIVE PARTIES TO THE ARRANGEMENT.

Participants in Solicitation

The Company, Dolly Varden and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations, and interests of the Company’s directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 17, 2025 and amended pursuant to a Form 10-K/A, which was filed with the SEC on April 14, 2025. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s stockholders in connection with the proposed business combination will be set forth in the proxy statement for the proposed business combination when available. Information concerning the interests of the Company’s and Dolly Varden’s participants in the solicitation, which may, in some cases, be different than those of the Company’s and Dolly Varden’s equity holders generally, will be set forth in the proxy statement relating to the proposed business combination when it becomes available.

Cautionary Note to U.S. Investors

The Company’s public disclosures are governed by the Exchange Act, including Regulation S-K 1300 thereunder, whereas Dolly Varden discloses estimates of “indicated” and “inferred” mineral resources as such terms are used in Canada’s National Instrument 43-101 - Standards of Disclosure for Mineral Projects (“NI 43-101”). Although S-K 1300 and NI 43-101 have similar goals in terms of conveying an appropriate level of confidence in the disclosures being reported, they at times embody different approaches or definitions. Consequently, investors are cautioned that public disclosures by Dolly Varden prepared in accordance with NI 43-101 may not be comparable to similar information made public by companies, including the Company, subject to S-K 1300 and the other reporting and disclosure requirements under the U.S. federal securities laws and the rules and regulations thereunder.

5

Cautionary Note Regarding Forward-Looking Statements

Many of the statements included or incorporated in this Current Report on Form 8-K constitute “forward-looking statements.” In particular, it includes statements relating to future actions, strategies, future operating and financial performance, ability to realize the anticipated benefits of various transactions and the Company’s future financial results. These forward-looking statements are based on current expectations and projections about future events. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the possibility that shareholders of Dolly Varden may not approve the Arrangement or stockholders of the Company may not approve the Contango Approval Matters; the risk that any other closing conditions may not be satisfied; the risk that the closing of the Arrangement might be delayed or not occur at all; the anticipated timing of mailing proxy statements and circulars regarding the Arrangement; the risk that the either the Company or Dolly Varden may terminate the Arrangement Agreement and either the Company or Dolly Varden is required to pay a termination fee to the other party; potential adverse reactions or changes to business or employee relationships of the Company or Dolly Varden, including those resulting from the announcement or completion of the Arrangement; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of the Company and Dolly Varden; the effects of the business combination of the Company and Dolly Varden, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; the risk that the Company or Dolly Varden may not receive the required stock exchange and regulatory approvals of the Arrangement; the expected listing of shares on the New York Stock Exchange and Toronto Stock Exchange; the risk of any litigation relating to the proposed Arrangement; the risk of changes in governmental regulations or enforcement practices; the effects of commodity prices, life of mine estimates; the timing and amount of estimated future production; the risks of mining activities; and the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the Arrangement. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for the combined company’s operations, gold and silver market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters. Such risks and uncertainties also include, but are not limited to, factors described from time to time in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein).

Readers are cautioned that forward-looking statements are not guarantees of future operating and financial performance or results and involve substantial risks and uncertainties that cannot be predicted or quantified, and, consequently, the actual performance of the Company may differ materially from that expressed or implied by such forward-looking statements.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither the Company nor Dolly Varden assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by applicable securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

6

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO ORE, INC.

By:	/s/ Michael Clark
Mike Clark
Chief Financial Officer and Secretary

Dated: December 11, 2025

Exhibit 2.1

CONTANGO ORE, INC.

AND

1566004 B.C. LTD.

AND

DOLLY VARDEN SILVER CORPORATION

ARRANGEMENT AGREEMENT

Dated December 7, 2025

- i -

8.2	Non-Solicitation	109
8.3	Expenses and Termination Fees	115
8.4	Access to Information; Confidentiality	118
8.5	Insurance and Indemnification	119
9.1	Term	120
9.2	Termination	120
9.3	Amendment	123
9.4	Waiver	123
10.1	Notices	123
10.2	Governing Law	125
10.3	Injunctive Relief	125
10.4	Time of Essence	125
10.5	Entire Agreement, Binding Effect and Assignment	125
10.6	Severability	126
10.7	Further Assurances	126
10.8	No Third Party Beneficiaries	126
10.9	Mutual Interest	126
10.10	Counterparts, Execution	126

SCHEDULE A PLAN OF ARRANGEMENT		A-1
SCHEDULE B DOLLY VARDEN RESOLUTION		B-1
SCHEDULE C KEY REGULATORY APPROVALS		C-1
SCHEDULE D KEY THIRD PARTY CONSENTS		D-1
SCHEDULE E EXCHANGEABLE SHARE TERM SHEET		E-1

- ii -

ARRANGEMENT AGREEMENT

THIS ARRANGEMENT AGREEMENT dated December 7, 2025,

BETWEEN:

CONTANGO ORE, INC., a corporation existing under the laws of the State of Delaware (“Contango”)

- and –

1566004 B.C. LTD., a corporation existing under the laws of the Province of British Columbia (the “Acquiror”)

- and –

DOLLY VARDEN SILVER CORPORATION, a corporation existing under the laws of the Province of British Columbia (“Dolly Varden”).

RECITALS:

A.	Contango and Dolly Varden wish to enter into a transaction providing for the acquisition by Contango, through the Acquiror, of all of the Dolly Varden Shares.

B.	Contango, the Acquiror and Dolly Varden intend to carry out the transactions contemplated by this Agreement by way of a plan of arrangement under the provisions of the BCBCA.

C.

The Dolly Varden Board, after receiving financial and legal advice and a recommendation from the Dolly Varden Special Committee, has unanimously determined that the Arrangement is in the best interests of Dolly Varden and that the Consideration to be received by the Dolly Varden Shareholders pursuant to the Arrangement is fair, from a financial point of view, to Dolly Varden Shareholders. The Dolly Varden Board has approved the transactions contemplated by this Agreement and unanimously determined to recommend approval of the Plan of Arrangement to Dolly Varden Shareholders.

D.

The Contango Board has unanimously determined that the Arrangement and entry into this Agreement, and all acts and transactions contemplated thereby, are in the best interests of Contango and the Contango Shareholders. The Contango Board has approved the transactions contemplated by this Agreement and unanimously determined to recommend approval of the issuance of the Consideration Shares and Exchangeable Shares pursuant to the Arrangement to the Dolly Varden Shareholders.

NOW THEREFORE, in consideration of the covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Parties agree as follows:

ARTICLE 1

INTERPRETATION

1.1	Definitions

In this Agreement, unless the context otherwise requires:

“Acquiror” means 1566004 B.C. Ltd., a company directly and wholly-owned by Callco, existing under the laws of the Province of British Columbia.

“Acquisition Proposal” means, other than the transactions contemplated by this Agreement, any offer, proposal, expression of interest or inquiry, or public announcement of an intention (orally or in writing) from any person (other than a Party or any of its affiliates) made after the date of this Agreement (including, for greater certainty, amendments or variations after the date of this Agreement to any offer, proposal, expression of interest or inquiry that was made before the date of this Agreement), relating to:

(a)	any joint venture, earn-in right, royalty grant, lease, license, acquisition, sale or transfer, direct or indirect, in a single transaction or a series of related transactions, of:

(i)

the assets of either Dolly Varden or Contango or any of its subsidiaries that, individually or in the aggregate, constitute 20% or more of the fair market value of the consolidated assets of such Party and its subsidiaries, taken as a whole, or contribute 20% or more of the consolidated revenue, net income or earnings before interest, Taxes, depreciation and amortization of such Party and its subsidiaries, taken as a whole; or

(ii)

20% or more of the issued and outstanding voting or equity securities (or securities convertible into, or exchangeable or exercisable for voting or equity securities) of either Dolly Varden or Contango or any of its subsidiaries whose assets, individually or in the aggregate, constitute 20% or more of the fair market value of the consolidated assets of such Party and its subsidiaries, take as a whole;

(b)

any take-over bid, tender offer, exchange offer, sale or treasury issuance of securities or other transaction that, if consummated, would result in such person beneficially owning, directly or indirectly, 20% or more of any class of the issued and outstanding voting or equity securities (or securities convertible into, or exchangeable or exercisable for voting or equity securities) of either Dolly Varden or Contango or any of its subsidiaries, whose assets, individually or in the aggregate, constitute 20% or more of the fair market value of the consolidated assets of such Party and its subsidiaries, take as a whole;

(c)

a plan of arrangement, merger, amalgamation, consolidation, share exchange, share issuance, business combination, reorganization, recapitalization, liquidation, dissolution, share reclassification, winding-up or other similar transaction or series of transactions involving either Dolly Varden or Contango or any of its subsidiaries whose assets, individually or in the aggregate, constitute 20% or more of the fair market value of the consolidated assets of such Party and its subsidiaries, take as a whole; or

(d)	any other transaction, the consummation of which could reasonably be expected to impede, interfere with, prevent or delay the transactions contemplated by this Agreement or the Arrangement.

“affiliate” means an “affiliated entity” within the meaning of MI 61-101.

“Agreement” means this arrangement agreement, including the Schedules hereto, together with the Dolly Varden Disclosure Letter and the Contango Disclosure Letter, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Amalco” means the surviving entity following the Amalgamation as contemplated in and pursuant to the Plan of Arrangement.

“Amalco Exchangeable Shares” means the exchangeable shares to be issued by Amalco as contemplated by and defined in the Plan of Arrangement.

“Amalgamation” means the amalgamation of the Acquiror and Dolly Varden intended to occur as contemplated by and defined in the Plan of Arrangement.

“Ancillary Rights Agreement” means the ancillary rights agreement between Hecla and Dolly Varden dated September 4, 2012.

“Arrangement” means the arrangement pursuant to Division 5 of Part 9 of the BCBCA with respect to Dolly Varden, the Dolly Varden Shareholders, Contango and the Acquiror on the terms and subject to the conditions set out in the Plan of Arrangement, subject to any amendments or variations thereto made in accordance with Section 9.3 of this Agreement, the Plan of Arrangement or at the direction of the Court in the Interim Order or Final Order with the consent of Contango, the Acquiror and Dolly Varden, each acting reasonably.

“BCBCA” means the Business Corporations Act (British Columbia).

“BCSC” means the British Columbia Securities Commission.

“Big Bulk Project” means Dolly Varden’s Big Bulk copper-gold project located in northwestern British Columbia.

“Board” means, with respect to any person, the board of directors, board of managers or equivalent governing body of such person, as applicable, as the same is constituted from time to time.

“Board Recommendation” means the Dolly Varden Board Recommendation or the Contango Board Recommendation, as applicable.

“Business Day” means any day, other than a Saturday, a Sunday or any other day on which the banks located in Vancouver, British Columbia are closed or authorized to be closed.

“Callco” means 1566002 B.C. Unlimited Liability Company, an unlimited liability company, directly and wholly-owned by Contango, existing under the laws of the Province of British Columbia.

“Change in Recommendation” means the circumstances where, prior to Dolly Varden having obtained the Dolly Varden Shareholder Approval, in the case of Dolly Varden, or Contango having obtained the Contango Shareholder Approval, in the case of Contango, the Dolly Varden Board or the Contango Board, as applicable, in a manner adverse to either of the other Parties: (1) (A) fails to make the Dolly Varden Board Recommendation or the Contango Board Recommendation, as applicable; (B) withdraws, withholds, amends, modifies or qualifies, or proposes publicly to withdraw, withhold, amend, modify or qualify the Dolly Varden Board Recommendation or the Contango Board Recommendation, as applicable; (C) approves, accepts, endorses, or recommends or proposes publicly to approve, accept, endorse or recommend, any Acquisition Proposal or takes no position or a neutral position with respect to an Acquisition Proposal for more than five Business Days after the public announcement of such Acquisition Proposal (or, if sooner, beyond the third Business Day prior to the date of the Dolly Varden Meeting or the Contango Meeting, as applicable); (D) accepts or enters into (other than a confidentiality agreement permitted by and in accordance with Section 8.2(e)) or publicly proposes to accept or enter into any agreement, understanding or arrangement in respect of an Acquisition Proposal; or (E) fails to reaffirm the Dolly Varden Board Recommendation or the Contango Board Recommendation, as applicable, within five Business Days (and in any case prior to the Dolly Varden Meeting or the Contango Meeting, as applicable) after having been requested in writing by another Party to do so (it being understood that the taking of a neutral position or no position with respect to an Acquisition Proposal beyond a period of five Business Days after such request (or, if sooner, beyond the time of the Dolly Varden Meeting or the Contango Meeting, as applicable) shall be considered a failure of the Board of such Party to reaffirm its recommendation within the requisite time period); or (2) resolves or proposes to take any of the foregoing actions.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Confidentiality Agreement” means the non-disclosure agreement dated as of August 14, 2025, by and between Dolly Varden and Contango, as supplemented, amended, restated or otherwise modified from time to time.

“Consideration” means the consideration issuable pursuant to the Plan of Arrangement to a person who is a Dolly Varden Shareholder.

“Consideration Shares” means the Contango Shares and Exchangeable Shares to be issued as Consideration pursuant to the Arrangement.

“Contango” means Contango ORE, Inc., a Delaware corporation.

“Contango Annual Report” means Contango’s Annual Report on Form 10-K for the year ended December 31, 2024 filed on EDGAR.

“Contango Arrangement Proposal” means the proposal to be considered by the Contango Shareholders at the Contango Meeting to approve, as required by applicable Law (including MI 61-101 with respect to the issuance of Exchangeable Shares and Contango Shares and the rules of the NYSE American and the TSXV), the issuance of Contango Shares and the Exchangeable Shares to Dolly Varden Securityholders pursuant to the Arrangement and to approve such other actions as may be required in order to allow Contango to consummate the transactions contemplated by this Agreement, including all actions necessary to create and permit the issuance of the Special Voting Share and to increase the authorized capital of Contango to permit the issuance of all Contango Shares issuable upon the exchange of, or otherwise in connection with, the Exchangeable Shares.

“Contango Benefit Plans” has the meaning ascribed thereto in Section 4.1(dd)(i).

“Contango Board” means the board of directors of Contango as the same is constituted from time to time.

“Contango Board Recommendation” has the meaning ascribed thereto in Section 4.1(a).

“Contango Concessions” means any mining, mineral or exploration concession, claim, lease, license, Permit or other right to explore for, exploit, develop, mine or produce Minerals or any interest therein which Contango or any of its subsidiaries owns or has a right or option to acquire or use.

“Contango Disclosure Letter” means the disclosure letter executed by Contango and delivered to Dolly Varden concurrently with the execution of this Agreement.

“Contango Fairness Opinion” has the meaning ascribed thereto in Section 4.1(b).

“Contango Financial Advisor” means Canaccord Genuity Corp.

“Contango Financial Statements” has the meaning ascribed thereto in Section 4.1(m).

“Contango Information Security” has the meaning ascribed thereto in Section 4.1(ff)(i).

“Contango Lands” means any interests and rights in real and immoveable property interests, including property rights, fee lands, possession rights, licenses, leases, rights of way, rights to use, surface rights or easements which Contango or any of its subsidiaries has a right in or interest in or has an option or other right to acquire or use.

“Contango Locked-Up Shareholders” means all directors and officers of Contango, Henry Gordon, Bill Armstrong, Kenneth R. Peak Marital Trust, Hexagon LLC, and Labyrinth Enterprises, LLC, all of whom have entered into the Contango Voting Agreements.

“Contango Material Adverse Effect” means any change, effect, event, occurrence, circumstance or state of facts that, individually or in the aggregate with other such changes, effects, events, occurrences, circumstances or states of fact, is or would reasonably be expected to be, material and adverse to the business, properties, assets, Permits, capital, liabilities (contingent or otherwise), operations, results of operations or condition (financial or otherwise) of Contango and its subsidiaries, taken as a whole, other than any change, effect, event, occurrence or state of facts resulting from:

(a)	the public announcement of the execution of this Agreement or the transactions contemplated hereby or the performance of any obligation hereunder;

(b)	any changes in general political, economic or financial conditions in the United States or Canada;

(c)	any change or proposed change in any applicable Laws or the interpretation, application or non-application of any applicable Laws by any Governmental Entity;

(d)	any generally applicable changes in U.S. GAAP;

(e)	any natural disaster, war, armed hostilities or act of terrorism;

(f)	any epidemic, pandemic or outbreak of illness, health crisis or public health event, or any worsening of any of the foregoing;

(g)	conditions generally affecting the mining industry;

(h)	any change in currency exchange, interest or inflation rates;

(i)	any change in the market price of gold or silver; or

(j)

any decrease in the market price or any decline in the trading volume of Contango Shares on the NYSE American (it being understood that any cause underlying such change in market price or trading volume may be taken into account in determining whether a Contango Material Adverse Effect has occurred), provided that, notwithstanding the foregoing, any change, effect, event, occurrence, circumstance or state of facts described in clauses (b), (c), (d), (e), (f), (g) and (h) of this definition shall constitute a Contango Material Adverse Effect to the extent that any such change, effect, event, occurrence, circumstance or state of facts has or would reasonably be expected to have, individually or in the aggregate, a disproportionate material adverse impact on the business, properties, assets, Permits, capital, liabilities (contingent or otherwise), operations, results of operations or condition (financial or otherwise) of Contango and its subsidiaries, taken as a whole, relative to other industry participants of similar size and references in this Agreement to dollar amounts are not intended to be and shall not be deemed to be illustrative or interpretive for purposes of determining whether a “Contango Material Adverse Effect” has occurred.

“Contango Material Contracts” means, with respect to Contango and its subsidiaries, any “material contract” (as defined in Item 601(b)(10) of Regulation S-K under the U.S. Securities Act), whether or not comprising part of the Contango Public Disclosure Record, including (i) those Contracts set out in Item 15. (b). Exhibits of the Contango Annual Report, (ii) those Contracts set out in Item 6. Exhibits of any Quarterly Report on Form 10-Q of Contango filed after the Contango Annual Report, or (iii) those Contracts set out in Item 9.01. Financial Statements and Exhibits of any Current Report on Form 8-K of Contango filed after the Contango Annual Report, including for the avoidance of doubt, the Peak Gold JV Agreement.

“Contango Meeting” means the special meeting of Contango Shareholders, including any adjournment or postponement thereof, to be called and held in accordance with applicable Law to consider the Contango Arrangement Proposal and for any other purpose as may be set out in the Contango Proxy Statement and agreed to in writing by Dolly Varden.

“Contango Omnibus Plan” means the Contango 2023 Omnibus Incentive Plan approved by the Contango Board on September 8, 2023.

“Contango Projects” means, collectively, the Manh Choh project (a joint venture with Kinross Gold Corporation), and Contango’s wholly-owned Lucky Shot project and Johnson Tract project, each located in Alaska.

“Contango Proxy Statement” means the proxy statement on Schedule 14A to be distributed to the Contango Shareholders, including all schedules, appendices and exhibits thereto and enclosures therewith, and information incorporated by reference therein, in connection with the Contango Meeting, as amended, supplemented or otherwise modified from time to time in accordance with this Agreement.

“Contango Public Disclosure Record” means all documents and information filed by Contango under U.S. Securities Laws since January 1, 2023 and publicly available on EDGAR.

“Contango Share” means a share of voting common stock in the authorized share structure of Contango.

“Contango Shareholder” means a holder of one or more Contango Shares.

“Contango Shareholder Approval” means the approval of the Contango Arrangement Proposal by the affirmative vote of Contango Shareholders required by the certificate of incorporation and bylaws of Contango, the DGCL and the NYSE American at the Contango Meeting, being the affirmative approval of a majority of the outstanding Contango Shares present in person or by proxy and entitled to vote at the Contango Meeting at which a quorum is present.

“Contango Technical Reports” has the meaning ascribed thereto in Section 4.1(x)(i).

“Contango Termination Fee Event” has the meaning ascribed thereto in Section 8.3(e).

“Contango Voting Agreements” mean the voting support agreements (including all amendments thereto) between Dolly Varden and the Contango Locked-Up Shareholders.

“Contract” means any written or oral contract, agreement, license, franchise, lease, arrangement, commitment, understanding, joint venture, partnership or other right or obligation to which Dolly Varden or Contango, respectively, or any of their respective subsidiaries is a party or by which Dolly Varden or Contango, respectively, or any of their respective subsidiaries is bound or affected or to which any of their respective properties or assets is subject.

“Corruption Acts” has the meaning ascribed thereto in Section 3.1(ss)(ii).

“Court” means the Supreme Court of British Columbia.

“Credit and Guarantee Agreement” means the credit and guarantee agreement dated as of May 17, 2023 by and among CORE Alaska, LLC, Contango, Contango Lucky Shot Alaska, LLC (formerly Alaska Gold Torrent, LLC), Contango Minerals Alaska, LLC, ING Capital LLC and Macquarie Bank Limited.

“CSA” means the Canadian Securities Administrators.

“Data Related Vendors” has the meaning ascribed there to in Section 3.1(ff)(v).

“Depositary” means Computershare Investor Services Inc., in its capacity as depositary for the Arrangement.

“DGCL” means the Delaware General Corporation Law.

“Dissent Rights” means the rights of dissent exercisable by registered Dolly Varden Shareholders as of the record date of the Dolly Varden Meeting, described in Section 6.1 of the Plan of Arrangement.

“Dolly Varden” means Dolly Varden Silver Corporation.

“Dolly Varden Benefit Plans” has the meaning ascribed thereto in Section 3.1(dd)(i).

“Dolly Varden Board” means the board of directors of Dolly Varden as the same is constituted from time to time.

“Dolly Varden Board Recommendation” has the meaning ascribed thereto in Section 3.1(a).

“Dolly Varden Circular” means the notice of the Dolly Varden Meeting and accompanying management information circular, including all schedules, appendices and exhibits thereto, to be sent to Dolly Varden Shareholders in connection with the Dolly Varden Meeting, as amended, supplemented or otherwise modified from time to time.

“Dolly Varden Concessions” means any mining, mineral or exploration concession, claim, lease, license, Permit or other right to explore for, exploit, develop, mine or produce Minerals or any interest therein which Dolly Varden or any of its subsidiaries owns or has a right or option to acquire or use.

“Dolly Varden Disclosure Letter” means the disclosure letter executed by Dolly Varden and delivered to Contango and the Acquiror concurrently with the execution of this Agreement.

“Dolly Varden Equity Incentive Plans” means, collectively, the Dolly Varden Omnibus Plan, the Dolly Varden Option Plan and the Dolly Varden RSU Plan.

“Dolly Varden Fairness Opinions” has the meaning ascribed thereto in Section 3.1(b).

“Dolly Varden Financial Advisor” means Haywood Securities Inc.

“Dolly Varden Financial Statements” has the meaning ascribed thereto in Section 3.1(m).

“Dolly Varden Information Security” has the meaning ascribed thereto in Section 3.1(ff)(i).

“Dolly Varden Lands” means any interests and rights in real and immoveable property interests, including property rights, fee lands, possession rights, licenses, leases, rights of way, rights to use, surface rights or easements which Dolly Varden or any of its subsidiaries has a right in or interest in or has an option or other right to acquire or use.

“Dolly Varden Locked-Up Shareholders” means all directors and officers of Dolly Varden, Fury Gold Mines Limited, 2176423 Ontario Ltd. and Eric Sprott, all of whom have entered into the Dolly Varden Voting Agreements.

“Dolly Varden Material Adverse Effect” means any change, effect, event, occurrence, circumstance or state of facts that, individually or in the aggregate with other such changes, effects, events, occurrences, circumstances or states of fact, is or would reasonably be expected to be material and adverse to the business, properties, assets, Permits, capital, liabilities (contingent or otherwise), operations, results of operations or condition (financial or otherwise) of Dolly Varden and its subsidiaries, taken as a whole, other than any change, effect, event, occurrence or state of facts resulting from:

(a)	the public announcement of the execution of this Agreement or the transactions contemplated hereby or the performance of any obligation hereunder;

(b)	any changes in general political, economic or financial conditions in the United States or Canada;

(c)	any change or proposed change in any applicable Laws or the interpretation, application or non-application of any applicable Laws by any Governmental Entity;

(d)	any generally applicable changes in IFRS;

(e)	any natural disaster, war, armed hostilities or act of terrorism;

(f)	any epidemic, pandemic or outbreak of illness, health crisis or public health event, or any worsening of any of the foregoing;

(g)	conditions generally affecting the mining industry;

(h)	any change in currency exchange, interest or inflation rates;

(i)	any change in the market price of gold or silver; or

(j)

any decrease in the market price or any decline in the trading volume of Dolly Varden Shares on the TSXV (it being understood that any cause underlying such change in market price or trading volume may be taken into account in determining whether a Dolly Varden Material Adverse Effect has occurred), provided that, notwithstanding the foregoing, any change, effect, event, occurrence, circumstance or state of facts described in clauses (b), (c), (d), (e), (f), (g) and (h) of this definition shall constitute a Dolly Varden Material Adverse Effect to the extent that any such change, effect, event, occurrence, circumstance or state of facts has or would reasonably be expected to have, individually or in the aggregate, a disproportionate material adverse impact on the business, properties, assets, Permits, capital, liabilities (contingent or otherwise), operations, results of operations or condition (financial or otherwise) of Dolly Varden and its subsidiaries, taken as a whole, relative to other industry participants of similar size and references in this Agreement to dollar amounts are not intended to be and shall not be deemed to be illustrative or interpretive for purposes of determining whether a “Dolly Varden Material Adverse Effect” has occurred.

“Dolly Varden Material Contracts” means the Ancillary Rights Agreement, Investor Rights Agreement, the Financial Advisory Agreement, the Special Advisory Agreement and any other Contract of Dolly Varden or any of its subsidiaries:

(a)

involving current and future aggregate actual or contingent obligations to make payment (including advances) to or by Dolly Varden or any of its subsidiaries of more than $200,000 in any one year or more than $600,000 during the remaining term of such Contract (including, if applicable, any renewals thereof);

(b)	relating to current or future indebtedness for borrowed money or pursuant to which any property or asset of Dolly Varden or any of its subsidiaries is subject to a Lien (other than a Permitted Lien);

(c)

restricting the incurrence of indebtedness by Dolly Varden or any of its subsidiaries or (including by requiring the granting of an equal and rateable Lien) the incurrence of any Liens (other than Permitted Liens) on any properties or assets of Dolly Varden or any of its subsidiaries;

(d)

relating to litigation or settlement thereof which gives rise to or could give rise to any actual or contingent obligations or entitlements of Dolly Varden or any of its subsidiaries which have not been fully satisfied prior to the date of this Agreement, other than obligations or entitlements, individually or together, or not more than $50,000;

(e)	with any Governmental Entity or Indigenous group;

(f)

which creates an exclusive dealing arrangement or right of first offer or limits or purports to limit the ability of Dolly Varden or any of its subsidiaries to engage in any line of business, compete with any person or in any geographic area or during any period of time;

(g)	which relates to any pending lease, acquisition or disposition, directly or indirectly, of real property, including Dolly Varden Concessions or Dolly Varden Lands;

(h)	providing for any indemnification or any guarantee by Dolly Varden or any of its subsidiaries in excess of $1,000,000 or which is not expressly capped or limited in amount;

(i)	in respect of any joint venture, partnership, strategic alliance or similar arrangement or any shareholders’ agreement;

(j)

involving a sharing of profits, losses, costs or liabilities by Dolly Varden or any of its subsidiaries with any third party that could result in one or more third parties being entitled to more than $100,000 in the aggregate;

(k)	the termination of which would reasonably be expected to have a Dolly Varden Material Adverse Effect;

(l)	for a royalty, metals streaming, long term offtake or similar economic arrangement in respect of any Dolly Varden Concession;

(m)	any standstill or similar Contract restricting the ability of Dolly Varden or any of its subsidiaries to offer to purchase or purchase the assets or equity securities of another person; and

(n)

with a term or commitment to or by Dolly Varden or any of its subsidiaries that may reasonably extend beyond one year and which cannot be terminated without cost or penalty in excess of $100,000 on less than 60 days’ notice.

“Dolly Varden Meeting” means the special meeting of Dolly Varden Shareholders, including any adjournment or postponement thereof, to be called and held in accordance with the Interim Order for the purpose of considering the Dolly Varden Resolution and for any other purpose as may be set out in the Dolly Varden Circular and agreed to in writing by Contango.

“Dolly Varden Omnibus Plan” means the Dolly Varden Omnibus Equity Incentive Plan approved by the Dolly Varden Shareholders on June 24, 2025.

“Dolly Varden Option” means an option to purchase a Dolly Varden Share granted pursuant to the Dolly Varden Option Plan.

“Dolly Varden Option Plan” means the Dolly Varden Stock Option Plan dated May 20, 2022;

“Dolly Varden Optionholder” means a holder of one or more Dolly Varden Options.

“Dolly Varden Projects” means, together, the Kitsault Valley Project and the Big Bulk Project.

“Dolly Varden Public Disclosure Record” means all documents and information filed by Dolly Varden under applicable Securities Laws since January 1, 2023 and publicly available on SEDAR+.

“Dolly Varden Resolution” means the special resolution to be considered by the Dolly Varden Shareholders at the Dolly Varden Meeting, substantially on the terms and in the form attached as Schedule B to this Agreement.

“Dolly Varden RSU” means a restricted share unit awarded pursuant to the Dolly Varden RSU Plan;

“Dolly Varden RSU Net Exercise Agreements” means, collectively, the agreements to be entered into by Dolly Varden and each holder of Dolly Varden RSUs prior to the Effective Time providing for the net exercise of the Dolly Varden RSUs in connection with the surrender and cancellation or redemption of the Dolly Varden RSUs pursuant to the terms of the Dolly Varden RSU Plan and in connection with the Arrangement, in a form to be agreed to by Dolly Varden and Contango, each acting reasonably.

“Dolly Varden RSU Plan” means the Dolly Varden Restricted Share Unit Plan dated May 20, 2022;

“Dolly Varden Securities” means, collectively, the Dolly Varden Shares, Dolly Varden Options and Dolly Varden RSUs.

“Dolly Varden Securityholder” means a holder of one or more Dolly Varden Securities.

“Dolly Varden Share” means a common share in the authorized share structure of Dolly Varden.

“Dolly Varden Shareholder” means a holder of one or more Dolly Varden Shares.

“Dolly Varden Shareholder Approval” means the approval of the Dolly Varden Resolution by the Dolly Varden Shareholders at the Dolly Varden Meeting in accordance with Section 2.2(c).

“Dolly Varden Special Advisor” means Raymond James Ltd.

“Dolly Varden Special Committee” means the special committee of the Dolly Varden Board.

“Dolly Varden Subsidiaries” means Homestake Resource and Homestake Royalty.

“Dolly Varden Technical Report” has the meaning ascribed thereto in Section 3.1(x).

“Dolly Varden Termination Fee Event” has the meaning ascribed thereto in Section 8.3(d).

“Dolly Varden Voting Agreements” mean the voting support agreements (including all amendments thereto) between Contango and the Dolly Varden Locked-Up Shareholders.

“EDGAR” means the SEC’s Electronic Data Gathering, Analysis and Retrieval website.

“Effective Date” means the date upon which the Arrangement becomes effective, as set out in Section 2.10(a).

“Effective Time” means the time on the Effective Date that the Arrangement becomes effective, as set out in the Plan of Arrangement.

“Eligible Holder” means a Dolly Varden Shareholder that is a beneficial owner of Dolly Varden Shares and is: (a) a resident of Canada for purposes of the Tax Act and not exempt from tax under Part I of the Tax Act; or (b) a “Canadian partnership” within the meaning of the Tax Act, other than a Canadian partnership all the members of which are exempt from tax under Part I of the Tax Act.

“Environmental Laws” means all applicable federal, provincial, regional, municipal, local or other Laws, imposing liability or standards of conduct for or relating to the regulation of activities, materials, substances or wastes in connection with or for or to the protection of human health, safety, the environment or natural resources (including ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation).

“Environmental Liabilities” means, with respect to any person, all liabilities, obligations, responsibilities, response, remedial and removal costs, investigation costs, capital costs, operation and maintenance costs, losses, damages, punitive damages, property damages, consequential damages, treble damages, costs and expenses, fines, penalties and sanctions incurred as a result of or related to any Hazardous Substance or any claim, suit, action, administrative order, investigation, proceeding or demand by any person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law, relating to any environmental matter arising under or related to any Environmental Laws, Environmental Permits, or in connection with any Release or threatened Release or presence of a Hazardous Substance whether on, at, in, under, from or about or in the vicinity of any real or personal property.

“Environmental Permits” means all Permits under any Environmental Laws.

“Exchange Ratio” means 0.1652 of a Contango Share for each Dolly Varden Share.

“Exchangeable Share Support Agreement” means an agreement to be made among Contango, Callco and Acquiror on the Effective Date and in connection with this Plan of Arrangement consistent with the terms set out in the Exchangeable Share Term Sheet, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Exchangeable Share Term Sheet” has the meaning ascribed there to in Section 5.1(g).

“Exchangeable Shares” means the exchangeable shares in the capital of the Acquiror.

“Final Order” means the final order of the Court pursuant to Section 291 of the BCBCA, in a form and substance acceptable to Contango, the Acquiror and Dolly Varden, each acting reasonably, after a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, approving the Arrangement, as such order may be affirmed, amended, modified, supplemented or varied by the Court (with the consent of Contango, the Acquiror and Dolly Varden, each acting reasonably) at any time prior to the Effective Date or, if appealed, then, as affirmed or as amended on appeal (provided that any such amendment is acceptable to Contango, the Acquiror and Dolly Varden, each acting reasonably) unless such appeal is withdrawn, abandoned or denied.

“Financial Advisory Agreement” means the engagement letter dated October 31, 2025 between Dolly Varden and the Dolly Varden Financial Advisor.

“Form 51-102F5” means Form 51-102F5 as prescribed in NI 51-102.

“Fury” means Fury Gold Mines Ltd.

“Governmental Entity” means (a) any multinational, federal, national, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, commissioner, board, minister, ministry, bureau, agency or instrumentality, domestic or foreign, (b) any subdivision, agent, commission, board or authority of any of the foregoing, (c) any quasi-governmental or private body, including any tribunal, commission, regulatory agency or self-regulatory organization, exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing, or (d) any stock exchange, including the NYSE American and TSXV.

“Hazardous Substance” means any pollutant, contaminant, waste or chemical or any toxic, radioactive, ignitable, corrosive, reactive or otherwise hazardous or deleterious substance, waste or material, including metals, petroleum, polychlorinated biphenyls, asbestos and urea- formaldehyde insulation, and any other material or contaminant regulated or defined pursuant to any Environmental Law.

“Hecla” means Hecla Canada Ltd.

“Homestake Resource” means Homestake Resource Corporation.

“Homestake Royalty” means Homestake Royalty Corporation.

“IFRS” means generally accepted accounting principles in Canada from time to time including, for the avoidance of doubt, the standards prescribed in Part I of the CPA Canada Handbook - Accounting (International Financial Reporting Standards) as the same may be amended, supplemented or replaced from time to time.

“including”, “includes” or similar expressions are not intended to be limiting and are deemed to be followed by the expression “without limitation”.

“Indigenous” means any and all aboriginal person, people, or group, native person, people, or group, tribe, or indigenous person, people, or group, or any person or group asserting to be indigenous or part of an original community or otherwise claiming any right recognized or affirmed under applicable Laws, treaties or any other interest held by virtue of that person or group’s status as one of the aforementioned groups, and any person or group representing or purporting to represent any of the foregoing.

“Intellectual Property” means all intellectual property and other similar proprietary rights in any jurisdiction worldwide, whether registered or unregistered, including such rights in and to: (a) patents (including all reissues, divisions, provisionals, continuations and continuations-in-part, re-examinations, renewals and extensions thereof), patent applications, patent disclosures or other patent rights; (b) copyrights, design, design registration, and all registrations, applications for registration, and renewals for any of the foregoing, and any “moral” rights; (c) trademarks, service marks, trade names, business names, logos, trade dress, certification marks and other indicia of commercial source or origin together with all goodwill associated with the foregoing, and all registrations, applications and renewals for any of the foregoing; (d) trade secrets and business, technical and know-how information, databases (including assay), data collections, and drawings; (e) software, including data files, source code, object code, application programming interfaces, architecture, files, records, schematics, computerized databases and other software-related specifications and documentation; and (f) Internet domain name registrations.

“Intended U.S. Tax Treatment” has the meaning ascribed thereto in Section 2.15.

“Interim Order” means the interim order of the Court contemplated by Section 2.2 of this Agreement and made pursuant to Section 291 of the BCBCA in a form and substance acceptable to Contango, the Acquiror and Dolly Varden, each acting reasonably, providing for, among other things, declaration and direction in respect of the notice to be given in respect of, and the calling and holding of the Dolly Varden Meeting, as the same may be affirmed, amended, modified, supplemented or varied by the Court (provided that any such amendment, modification, supplement or variation is acceptable to Contango, the Acquiror and Dolly Varden, each acting reasonably).

“Investor Rights Agreement” means the investor rights agreement between Fury and Dolly Varden dated February 25, 2022.

“IRS” means the U.S. Internal Revenue Service.

“Johnson Tract” or “Johson Tract project” means the mineral rights to approximately 21,000 acres, located near tidewater, 125 miles southwest of Anchorage, Alaska, which Contango leases from Cook Inlet Region, Inc.

“Key Regulatory Approvals” means those consents, orders, exemptions, Permits and other approvals of Governmental Entities as set out in Schedule C hereto.

“Key Third Party Consents” means those consents, approvals and notices required from third parties to proceed with the transactions contemplated by this Agreement and the Plan of Arrangement as set out in Schedule D hereto.

“Kitsault Valley Project” means Dolly Varden’s combined Kitsault Valley project located in northwestern British Columbia.

“Law” or “Laws” means all laws (including common law), by-laws, statutes, rules, regulations, principles of law and equity, orders, rulings, ordinances, judgements, injunctions, determinations, awards, decrees or other requirements, whether domestic or foreign, and the terms and conditions of any grant of approval, permission, authority or license of any Governmental Entity or self-regulatory authority (including, where applicable, the TSXV and the NYSE American), and the term “applicable” with respect to such Laws and in a context that refers to one or more persons, means such Laws as are applicable to such person or its business, undertaking, assets, property or securities and emanate from a person having jurisdiction over the person or persons or its or their business, undertaking, assets, property or securities.

“Liens” means any hypothec, mortgage, pledge, assignment, lien, charge, security interest, encumbrance, adverse right or claim, other third person interest or encumbrance of any kind, whether contingent or absolute, and any agreement, option, right or privilege (whether by Law, contract or otherwise) capable of becoming any of the foregoing.

“Lucky Shot” or “Lucky Shot project” means the 8,600 acres of State of Alaska and patented mining claims located in the Willow Mining District about 75 miles north of Anchorage, Alaska, which Contango leases from Alaska Hard Rock, Inc.

“Manh Choh” or “Manh Choh project” means the Main and North Manh Choh deposits within the Peak Gold JV Property.

“material fact” has the meaning ascribed thereto in the Securities Act.

“MI 61-101” means Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions.

“Minerals” means all ores, and ores and concentrates derived therefrom, of precious, base and industrial minerals, including diamonds, which may be lawfully explored for, mined and sold.

“misrepresentation” has the meaning ascribed thereto in the Securities Act.

“Money Laundering Laws” has the meaning ascribed thereto in Section 3.1(tt).

“NI 43-101” means National Instrument 43-101 – Standards of Disclosure for Mineral Projects.

“NI 51-102” means National Instrument 51-102 – Continuous Disclosure Obligations.

“NI 54-101” means National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer.

“NYSE American” means the NYSE American Stock Exchange LLC.

“or” is intended to be inclusive and is deemed to mean “and/or.”

“Order” means all judicial, arbitral, administrative, ministerial, departmental or regulatory judgments, injunctions, orders, decisions, rulings, determinations, awards, or decrees of any Governmental Entity (in each case, whether temporary, preliminary or permanent).

“ordinary course of business” means, with respect to an action taken by a person, that such action is consistent with the past practices of such person and is taken in the ordinary course of the normal day-to-day business and operations of such person.

“Outside Date” means May 7, 2026, or such later date as may be agreed to in writing by the Parties.

“Parties” means Contango, the Acquiror and Dolly Varden, and “Party” means any of them.

“Peak Gold JV” means Peak Gold, LLC, the joint venture entity that holds the Manh Choh project, of which Contango holds a 30% interest and KG Mining (Alaska), Inc., an indirect subsidiary of Kinross Gold Corporation, holds the remaining 70% interest, and which is governed by the Peak Gold JV Agreement.

“Peak Gold JV Agreement” means the Amended and Restated Limited Liability Company Agreement of the Peak Gold JV, dated as of October 1, 2020, as the same may be amended, supplemented or otherwise modified from time to time.

“Peak Gold JV Property” means the 675,000 acres located near Tok, Alaska, which the Peak Gold JV leases from the Tetlin Tribal Council, and approximately 13,000 additional acres of State of Alaska mining claims.

“Permit” means any license, permit, certificate, consent, Order, grant, approval, classification, waiver, writ, consent, registration or other authorization of or from any Governmental Entity.

“Permitted Liens” means (a) statutory Liens for current Taxes or other charges by Governmental Entities not yet due and payable, or the amount or validity of which is being contested in good faith by appropriate proceedings (provided that appropriate reserves have been made in respect thereof) to the extent that such proceedings effectively prevent the applicable Governmental Entities from taking collection action in respect of such disputed Taxes or enforcing any Liens securing the same; (b) mechanics’, carriers’, workers’, repairers’, and similar statutory Liens arising or incurred in the ordinary course of business for amounts which are not delinquent or which are being contested by appropriate proceedings (provided that appropriate reserves have been made in respect thereof); (c) zoning, entitlement, building, and other land use regulations imposed by Governmental Entities having jurisdiction over such person’s owned or leased real property, which are not violated by the current use and operation of such real property; (d) covenants, conditions, restrictions, easements, and other similar non-monetary matters of record affecting title to such person’s owned or leased real property, which do not materially impair the occupancy or use of such real property for the purposes for which it is currently used in connection with such person’s businesses; (e) any right of way or easement related to public roads and highways, which do not materially impair the occupancy or use of such real property for the purposes for which it is currently used in connection with such person’s businesses; and (f) Liens arising under workers’ compensation, unemployment insurance, social security, retirement, and similar legislation.

“person” includes an individual, sole proprietorship, partnership, association, body corporate, trust, natural person in his or her capacity as trustee, executor, administrator or other legal representative, Governmental Entity or any other entity, whether or not having legal status.

“Personal Information” means information in the possession or under the control of Dolly Varden, Contango or any if their respective subsidiaries, as applicable, about an identifiable individual.

“Plan of Arrangement” means the plan of arrangement of Dolly Varden, substantially in the form of Schedule A hereto, and any amendments or variations thereto made in accordance with this Agreement and the Plan of Arrangement or upon the direction of the Court (with the prior written consent of Contango, the Acquiror and Dolly Varden, each acting reasonably) in the Final Order.

“Pre-Acquisition Reorganization” has the meaning ascribed thereto in Section 6.6(a).

“Privacy Legal Requirements” has the meaning ascribed thereto in Section 3.1(ff)(iii).

“Proceeding” means any suit, claim, action, charge, complaint, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, audit, examination or investigation commenced, brought, conducted or heard by or before, any court or other Governmental Entity.

“Proposed Agreement” has the meaning ascribed thereto in Section 8.2(g).

“QRC Debenture” means the 8% unsecured convertible debenture dated April 26, 2022, issued by Contango to Queen’s Road Capital Investment Ltd., as amended by a side letter dated May 17, 2023.

“Qualified Person” has the meaning ascribed to such term in NI 43-101 and/or S-K 1300, as applicable.

“Regulatory Approvals” means those sanctions, rulings, consents, orders, exemptions, permits and other approvals (including the lapse, without objection, of a prescribed time under a statute or regulation that states that a transaction may be implemented if a prescribed time lapses following the giving of notice without an objection being made) of Governmental Entities required in relation to the transactions contemplated hereby.

“Release” means any release, spill, emission, leaking, pumping, pouring, emitting, emptying, escape, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration of a Hazardous Substance in the indoor or outdoor environment, including the movement of a Hazardous Substance through or in the air, soil, surface water, ground water or property.

“Reorganizing Party” has the meaning ascribed thereto in Section 6.6(a).

“Replacement Option” means options to purchase Contango Shares granted in exchange for the Dolly Varden Options as set out in the Plan of Arrangement.

“Representatives” means, with respect to any person, its and its subsidiaries’ officers, directors, employees, representatives (including any legal, accounting, tax, financial and other advisors) and agents.

“Requesting Party” has the meaning ascribed thereto in Section 6.6(a).

“Response Period” has the meaning ascribed thereto in Section 8.2(g)(v).

“Returns” means all reports, forms, elections, statements, declarations, designations, notices, filings, returns and other documents (whether in tangible, electronic or other form) and including any amendments, schedules, attachments, supplements, appendices and exhibits thereto, that are filed or required to be filed with any Governmental Entity in connection with any Taxes.

“S-K 1300” means Subpart 229.1300 and Item 601(b)(96) of Regulation S-K under the U.S. Securities Act.

“SEC” means the U.S. Securities and Exchange Commission.

“SEC Clearance” has the meaning ascribed thereto in Section 2.4(a).

“Section 3(a)(10) Exemption” has the meaning ascribed thereto in Section 2.3.

“Securities Act” means the Securities Act (British Columbia).

“Securities Authorities” means, collectively, the BCSC and the applicable securities commissions and other securities regulatory authorities in each of the other provinces of Canada.

“Securities Laws” means the Securities Act and the securities legislation of each other province and territory of Canada and the rules, regulations, forms, published instruments, policies, bulletins and notices of the Securities Authorities made thereunder, as now in effect and as they may be promulgated or amended from time to time.

“SEDAR+” means CSA’s System for Electronic Data Analysis Retrieval+ website available at www.sedarplus.ca.

“Special Advisory Agreement” means the engagement letter dated November 21, 2025 between Dolly Varden and the Dolly Varden Special Advisor.

“Special Voting Share” means the special voting share of preferred stock in the capital of Contango, consistent with the terms set out in the Exchangeable Share Term Sheet.

“subsidiary” has the meaning ascribed to it in National Instrument 45-106 – Prospectus Exemptions, in force as of the date of this Agreement.

“Superior Proposal” means an unsolicited bona fide written Acquisition Proposal from an arm’s length third party that is made after the date of this Agreement to acquire all of the outstanding voting shares of Contango or Dolly Varden (the “Target”) (other than voting shares beneficially owned by the person or persons making such Acquisition Proposal) or all or substantially all of the assets of the Target and its subsidiaries on a consolidated basis, and (a) that did not result from or arise in connection with a breach of this Agreement; (b) that is reasonably capable of being completed without undue delay, taking into account all financial, legal, regulatory and other aspects of such Acquisition Proposal and the person or persons making such Acquisition Proposal; (c) that, if it relates to the acquisition of voting shares of the Target, is made to all shareholders of the Target, other than the person or persons making such Acquisition Proposal, on the same terms and conditions; (d) that is not subject to any financing condition and in respect of which it has been demonstrated to the satisfaction of the Board of the Target, acting in good faith (and after receiving the advice of its outside legal advisors and financial advisors), that adequate arrangements have been made in respect of any required financing required to complete such Acquisition Proposal; (e) that is not subject to any due diligence or access condition; (f) that complies with Securities Laws or U.S. Securities Laws, as applicable; (g) in respect of which the Board of the Target unanimously determines, in its good faith judgment, after receiving the advice of its outside legal advisors, financial advisors and, in the case of the Dolly Varden Board, the Dolly Varden Special Committee, that (A) failure to recommend such Acquisition Proposal to the shareholders of the Target would be inconsistent with its fiduciary duties under applicable Law; and (B) having regard for all of the terms and conditions of the Acquisition Proposal, including all financial, legal, regulatory and other aspects of such proposal and the person making such proposal, such Acquisition Proposal, will, if consummated in accordance with its terms (but not assuming away any risk of non-completion), result in a transaction more favourable to the shareholders of the Target from a financial point of view than the transactions contemplated by this Agreement, after taking into account any amendment to the terms of this Agreement and the Plan of Arrangement proposed by the other Parties pursuant to Section 9.3.

“Superior Proposal Notice” has the meaning ascribed thereto in Section 8.2(g)(iii).

“Tax Act” means the Income Tax Act (Canada).

“Taxes” means with respect to any person, all supranational, national, federal, provincial, state, local or other taxes, including income taxes, branch taxes, profits taxes, capital gains taxes, gross receipts taxes, digital services taxes, windfall profits taxes, value added taxes, severance taxes, ad valorem taxes, property taxes, capital taxes, net worth taxes, production taxes, sales taxes, use taxes, licence taxes, excise taxes, franchise taxes, environmental taxes, transfer taxes, withholding or similar taxes, payroll taxes, employment taxes, employer health taxes, government pension plan premiums and contributions, social security premiums, workers’ compensation premiums, employment/unemployment insurance or compensation premiums and contributions, stamp taxes, occupation taxes, premium taxes, alternative or add-on minimum taxes, global minimum or “Pillar 2” taxes, goods and services taxes, harmonized sales taxes, customs duties or other taxes of any kind whatsoever imposed or charged by any Governmental Entity, any requirement to pay or repay any amount to a Governmental Entity in respect of a tax credit, refund, rebate, governmental grant or subsidy, overpayment, or similar adjustment of Taxes, and any instalments in respect thereof, together with any interest, penalties, or additions with respect thereto and any interest in respect of such additions or penalties, and whether disputed or not and “Tax” means any one of such Taxes.

“Termination Fee” has the meaning ascribed thereto in Section 8.3(c).

“Tetlin Tribal Council” means the governmental entity of the Native Village of Tetlin, Alaska.

“Treasury Regulations” means United States Treasury Regulations promulgated under the Code.

“Trustee” means a trustee to be mutually chosen by Contango and Dolly Varden, acting reasonably, to act as trustee under the Voting and Exchange Trust Agreement and any successor trustee appointed under the Voting and Exchange Trust Agreement;

“TSXV” means the TSX Venture Exchange.

“U.S. Exchange Act” means the United States Securities Exchange Act of 1934 as the same has been and hereinafter from time to time may be amended and the rules and regulations promulgated thereunder.

“U.S. GAAP” means generally accepted accounting principles in the United States.

“U.S. Securities Act” means the United States Securities Act of 1933 as the same has been and hereinafter from time to time may be amended and the rules and regulations promulgated thereunder.

“U.S. Securities Laws” means the U.S. federal securities laws, including without limitation, the U.S. Securities Act, the U.S. Exchange Act and applicable securities laws of any state of the United States.

“United States” or “U.S.” means the United States of America, its territories and possessions, any state of the United States and the District of Columbia.

“Voting and Exchange Trust Agreement” means an agreement to be made between Contango, Callco, Acquiror and the Trustee on the Effective Date in connection with this Plan of Arrangement, consistent with the terms set out in the Exchangeable Share Term Sheet, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

1.2	Interpretation Not Affected by Headings

The division of this Agreement into articles, sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. Unless the contrary intention appears, references in this Agreement to an Article, Section, subsection, paragraph or Schedule by number or letter or both refer to the Article, Section, subsection, paragraph or Schedule, respectively, bearing that designation in this Agreement. The terms “this Agreement”, “hereof”, “herein”, “hereto”, “hereunder” and similar expressions refer to this Agreement and not any particular article, section, subsection, paragraph or other portion hereof and include any instrument supplementary or ancillary hereto.

1.3	Number and Gender

In this Agreement, unless the context otherwise requires, words importing the singular include the plural and vice versa, and words importing gender include all genders.

1.4	Date for Any Action

If the date on which any action is required to be taken hereunder by a Party is not a Business Day, such action shall be required to be taken on the next succeeding day which is a Business Day.

1.5	Statutory References

Any reference in this Agreement to a statute includes all rules and regulations made thereunder, all amendments to such statute, rule or regulation in force from time to time and any statute, rule or regulation that supplements or supersedes such statute, rule or regulation.

1.6	Currency

Unless otherwise stated, all references in this Agreement to sums of money are expressed in lawful money of Canada and “$” refers to Canadian dollars.

1.7	Accounting Matters

Unless otherwise stated, all accounting terms used in this Agreement shall have the meanings attributable thereto under IFRS and all determinations of an accounting nature in required to be made shall be made in accordance with IFRS consistently applied.

1.8	Knowledge

In this Agreement, (a) references to “the knowledge of Dolly Varden” (or similar expressions) means the knowledge of Shawn Khunkhun (President and Chief Executive Officer), Ann Fehr (Chief Financial Officer) and Rob van Egmond, Vice-President Exploration after due enquiry, and (b) references to “the knowledge of Contango” (or similar expressions) means the knowledge of Rick Van Nieuwenhuyse (President and Chief Executive Officer), Michael Clark (Chief Financial Officer), Chris Kennedy (General Manager, Lucky Shot Mine) and Dave Larimer (Exploration Manager) after due enquiry.

1.9	Disclosure Letters

The Dolly Varden Disclosure Letter and the Contango Disclosure Letter, and all information contained in each of the Dolly Varden Disclosure Letter and the Contango Disclosure Letter, is confidential information and subject to the terms and conditions of the Confidentiality Agreement.

1.10	Schedules

The following Schedules are annexed to this Agreement and are incorporated by reference into this Agreement and form a part hereof:

Schedule A	Plan of Arrangement
Schedule B	Dolly Varden Resolution
Schedule C	Key Regulatory Approvals
Schedule D	Key Third Party Consents
Schedule E	Exchangeable Share Term Sheet

ARTICLE 2

THE ARRANGEMENT

2.1	Arrangement

(a)

Dolly Varden, Contango and the Acquiror agree that the Arrangement shall be implemented in accordance with the terms and subject to the conditions contained in this Agreement and the Plan of Arrangement.

(b)

Unless one or both of the Dolly Varden Meeting and the Contango Meeting is postponed or adjourned in accordance with the terms of this Agreement, Dolly Varden and Contango agree that the Dolly Varden Meeting and the Contango Meeting shall be held on the same day and at the same time, and agree to take such actions from time to time as may be necessary in order to ensure that this occurs.

2.2	Interim Order

Dolly Varden shall, as soon as reasonably practicable following the date of this Agreement, and in any event in sufficient time to file, furnish and mail the Dolly Varden Circular in accordance with Section 2.5, apply to the Court in a manner acceptable to Contango and the Acquiror, each acting reasonably, pursuant to subsection 291 of the BCBCA and, in cooperation with Contango and the Acquiror, to schedule the Interim Order hearing with the Court for a date on or about the 15th calendar day immediately following the date of filing of the Contango Proxy Statement with the SEC; provided that Dolly Varden shall reschedule such hearing if the SEC Clearance is not obtained (or not obtainable) by the third Business Day prior to the date of the hearing; provided further that in the event such hearing is rescheduled, Dolly Varden shall use commercially reasonable efforts to reschedule such hearing to occur as soon as reasonably practicable following the receipt of SEC Clearance, in each case subject to the availability of the Court and subject to and in accordance with the requirements of NI 54-101 with respect to the Dolly Varden Meeting. Dolly Varden shall prepare, file and diligently pursue an application to the Court for the Interim Order, which application will seek, among other things:

(a)	for the class of persons to whom notice is to be provided in respect of the Arrangement and the Dolly Varden Meeting and for the manner in which such notice is to be provided;

(b)

for confirmation of the record date for the purposes of determining the Dolly Varden Shareholders entitled to vote at the Dolly Varden Meeting (which date shall be fixed and filed by Dolly Varden in consultation with Contango, acting reasonably) and that such record date will not change in respect of any adjournment(s) or postponement(s) of the Dolly Varden Meeting;

(c)	that the requisite approval for the Dolly Varden Resolution shall be the affirmative vote of at least:

(i)

66 2⁄3% of the votes cast on the Dolly Varden Resolution by the Dolly Varden Shareholders present in person or represented by proxy at the Dolly Varden Meeting, with each Dolly Varden Share entitling a Dolly Varden Shareholder to one vote; and

(ii)

if required by applicable Securities Laws, a simple majority of the votes cast on the Dolly Varden Resolution by the Dolly Varden Shareholders present in person or represented by proxy at the Dolly Varden Meeting (excluding the votes cast by any Dolly Varden Shareholders required to be excluded pursuant to MI 61-101);

(d)

that, in all other respects, other than as ordered by the Court, the terms, restrictions and conditions of Dolly Varden’s constating documents, including quorum requirements and all other matters, shall apply in respect of the Dolly Varden Meeting;

(e)	for the grant of Dissent Rights to those Dolly Varden Shareholders who are registered holders of Dolly Varden Shares as of the record date of the Dolly Varden Meeting;

(f)	for the notice requirements with respect to the presentation of the application to the Court for the Final Order;

(g)	that the Dolly Varden Meeting may be adjourned or postponed from time to time by the Dolly Varden Board subject to the terms of this Agreement without the need for additional approval of the Court;

(h)

that each Dolly Varden Shareholder will have the right to appear before the Court at the hearing of the application for the Final Order so long as they enter an appearance within a reasonable time and are in accordance with the procedures set out in the Interim Order;

(i)

that the deadline for the submission of proxies by Dolly Varden Shareholders for the Dolly Varden Meeting shall be 48 hours (excluding Saturdays, Sundays and statutory holidays in Vancouver, British Columbia) prior to the Dolly Varden Meeting, subject to waiver by Dolly Varden in accordance with the terms of this Agreement;

(j)

that it is the Parties’ intention to rely on the Section 3(a)(10) Exemption and similar exemptions from applicable securities Laws of any state of the United States with respect to the issuance of Contango Shares, Exchangeable Shares and Amalco Exchangeable Shares pursuant to the Arrangement, subject to and conditioned on the Court’s determination that the Arrangement is substantively and procedurally fair to the persons entitled to receive such Contango Shares, Exchangeable Shares and Amalco Exchangeable Shares and based on the Court’s approval of the Arrangement following a hearing at which the persons entitled to receive such Contango Shares, Exchangeable Shares and Amalco Exchangeable Shares are permitted to appear and be heard; and

(k)	for such other matters as Contango and the Acquiror may reasonably require subject to obtaining the prior written consent of Dolly Varden, such consent not to be unreasonably withheld or delayed.

2.3	U.S. Securities Law Matters

The Parties agree that the Arrangement will be carried out with the intention that all Contango Shares, Exchangeable Shares and Amalco Exchangeable Shares to be issued pursuant to the Plan of Arrangement will be issued in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) of the U.S. Securities Act (the “Section 3(a)(10) Exemption”) and pursuant to exemptions from applicable securities Laws of any state of the United States. In order to ensure the availability of the Section 3(a)(10) Exemption, the Parties agree that the Arrangement will be carried out on the following basis:

(a)	the procedural and substantive fairness of the terms and conditions of the Arrangement will be subject to the approval of the Court;

(b)

the Court will be advised as to the intention of the Parties to rely on the Section 3(a)(10) Exemption prior to the hearing required to approve the procedural and substantive fairness of the terms and conditions of the Arrangement to the persons entitled to receive such Contango Shares, Exchangeable Shares and Amalco Exchangeable Shares;

(c)

the Court will be required to satisfy itself as to the procedural and substantive fairness of the terms and conditions of the Arrangement to the persons entitled to receive such Contango Shares, Exchangeable Shares and Amalco Exchangeable Shares;

(d)

Dolly Varden will ensure that each Dolly Varden Shareholder will be given adequate notice advising them of their right to attend the hearing of the Court to approve the procedural and substantive fairness of the terms and conditions of the Arrangement and providing them with sufficient information necessary for them to exercise that right;

(e)

Dolly Varden Shareholders will be advised that the Contango Shares, Exchangeable Shares and Amalco Exchangeable Shares to be issued pursuant to the Arrangement have not been registered under the U.S. Securities Act and will be issued by Contango, the Acquiror or Amalco, as applicable, in reliance on the Section 3(a)(10) Exemption;

(f)

the Interim Order will specify that each person entitled to receive such Contango Shares, Exchangeable Shares and Amalco Exchangeable Shares will have the right to appear before the Court at the hearing of the Court to give approval of the Arrangement so long as they enter an appearance within a reasonable time in accordance with the procedures set out in the Interim Order and in accordance with the requirements of the Section 3(a)(10) Exemption;

(g)

the Court will hold a hearing before approving the procedural and substantive fairness of the terms and conditions of the Arrangement to the persons entitled to receive such Contango Shares, Exchangeable Shares and Amalco Exchangeable Shares; and

(h)

the Final Order will expressly state that the Arrangement is approved by the Court as being procedurally and substantively fair to the persons entitled to receive such Contango Shares, Exchangeable Shares and Amalco Exchangeable Shares, and the Final Order shall include a statement to substantially the following effect:

“This Order shall serve as a basis of a claim to an exemption, pursuant to Section 3(a)(10) of the United States Securities Act of 1933, as amended, from the registration requirements otherwise imposed by such act regarding the distribution of securities pursuant to the Plan of Arrangement.”

2.4	Dolly Varden Meeting

(a)

Subject to the receipt of the Interim Order and the terms of this Agreement, Dolly Varden shall, in consultation with Contango and the Acquiror, as soon as reasonably practicable after the earliest to occur of (x) the SEC informing Contango that it has no remaining comments to, or will not review, the Contango Proxy Statement (and Contango agrees to advise Dolly Varden of such matters promptly after the SEC informs Contango of such) or (y) the passage of at least ten calendar days (as calculated pursuant to Rule 14a-6 of the U.S. Exchange Act) since the filing of a preliminary Contango Proxy Statement with the SEC not informing Contango that it intends to review the Contango Proxy Statement (in either case, the “SEC Clearance”), convene and conduct the Dolly Varden Meeting in accordance with the Interim Order, Dolly Varden’s notice of articles and articles and applicable Law as soon as reasonably practicable, and in any event within fifty (50) days of the receipt of the SEC Clearance (and, in that regard, Dolly Varden shall abridge, as necessary, any time periods that may be abridged under NI 54-101). Except as required by applicable Law, or with the prior written consent of Contango and the Acquiror, which shall not be unreasonably withheld or delayed, the Dolly Varden Resolution shall be the only matter of business transacted at the Dolly Varden Meeting.

(b)

Subject to the terms of this Agreement, Dolly Varden shall use its commercially reasonable efforts to solicit proxies (i) in favour of the approval of the Dolly Varden Resolution and take all other action necessary or desirable to secure the approval of the Dolly Varden Resolution and all other matters to be brought before the Dolly Varden Meeting intended to facilitate and complete the transactions contemplated by this Agreement, and (ii) against any resolution submitted by any Dolly Varden Shareholder that is inconsistent with the Dolly Varden Resolution and the completion of the transactions contemplated by this Agreement, including, if so requested by Contango or the Acquiror, using proxy solicitation services, as requested by Contango or the Acquiror, acting reasonably, provided that the cost of such proxy solicitation services shall be borne by Contango.

(c)

Dolly Varden shall provide Contango or the Acquiror with copies of or access to information regarding the Dolly Varden Meeting generated by any proxy solicitation services firm engaged by Dolly Varden, as reasonably requested from time to time by Contango or the Acquiror.

(d)	Dolly Varden shall give notice to Contango and the Acquiror of the Dolly Varden Meeting and allow Representatives of Contango, the Acquiror and their legal counsel to attend the Dolly Varden Meeting.

(e)

Dolly Varden shall advise Contango and the Acquiror, as Contango or the Acquiror may reasonably request, and at least on a daily basis on each of the last ten (10) Business Days prior to the date of the Dolly Varden Meeting, as to the aggregate tally of the proxies received by Dolly Varden in respect of the Dolly Varden Resolution and any other matters properly brought before the Dolly Varden Meeting.

(f)	Dolly Varden will promptly advise Contango and the Acquiror of any communication (orally or in writing) from any Dolly Varden Shareholder in opposition to the Arrangement.

(g)

Dolly Varden will promptly advise Contango and the Acquiror of any written notice of dissent or purported exercise by any Dolly Varden Shareholder of Dissent Rights received by Dolly Varden in relation to the Dolly Varden Resolution and any withdrawal of Dissent Rights received by Dolly Varden. Dolly Varden shall provide Contango and the Acquiror with an opportunity to review and comment on any written communications sent by or on behalf of Dolly Varden to any Dolly Varden Shareholder who is exercising or purporting to exercise Dissent Rights in relation to the Dolly Varden Resolution and shall not make any payment or settlement offer, or agree to any payment or settlement prior to the Effective Time with respect to Dissent Rights without the prior written consent of Contango and the Acquiror.

(h)

Dolly Varden will not recognize any purported notice of exercise of Dissent Rights delivered after the deadline to deliver a notice of exercise of Dissent Rights without the prior written consent of Contango and the Acquiror.

(i)

Dolly Varden shall, upon the reasonable request from time to time by Contango or the Acquiror, promptly deliver to Contango or the Acquiror (i) lists of all registered Dolly Varden Shareholders and other security holders of Dolly Varden, showing the name and address of each holder and the number of Dolly Varden Shares or other securities of Dolly Varden held by each such holder, and securities positions, and (ii) from time to time, at the reasonable request of Contango or the Acquiror, updated or supplemental lists setting out any changes from the list(s) referred to in clause (i) of this Section 2.4(i).

(j)

Dolly Varden shall not, except (i) as required for quorum purposes (in which case the meeting shall be adjourned and not cancelled), (ii) as required by Law or a Governmental Entity, (iii) as to comply with Section 2.1(b), (iv) if Contango adjourns or postpones the Contango Meeting (in which case Dolly Varden shall adjourn or postpone the Dolly Varden Meeting to the same date and time as the Contango Meeting), or (vii) as otherwise permitted under this Agreement, adjourn, postpone or cancel (or propose for adjournment, postponement or cancellation), or fail to call, the Dolly Varden Meeting without Contango’s and the Acquiror’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, other than as expressly required or permitted in accordance with Section 8.2(k).

(k)

Dolly Varden shall not change the record date for the Dolly Varden Shareholders entitled to vote at the Dolly Varden Meeting in connection with any adjournment or postponement of the Dolly Varden Meeting unless required by Law.

(l)	Dolly Varden shall not, without the prior written consent of Contango or the Acquiror, waive the deadline for the submission of proxies by Dolly Varden Shareholders for the Dolly Varden Meeting.

(m)

Subject to applicable Law, Dolly Varden shall promptly advise Contango and the Acquiror of any communication (written or oral) received by Dolly Varden from the TSXV, any of the Securities Authorities or any other Governmental Entity in connection with the Dolly Varden Meeting.

2.5	Dolly Varden Circular

(a)

Subject to Contango and the Acquiror complying with Section 2.5(c), Dolly Varden shall (i) as promptly as reasonably practicable following the date of this Agreement, prepare the Dolly Varden Circular (together with any other documents required by Securities Laws and all other applicable Laws in connection with the Dolly Varden Meeting) in compliance in all material respects with all applicable Laws, and (ii) as promptly as reasonably practicable after obtaining the Interim Order file or furnish, as applicable, the Dolly Varden Circular with respect to the Dolly Varden Meeting in all jurisdictions where the same is required to be filed or furnished and mail the same as required by the Interim Order and in accordance with all applicable Laws in all jurisdictions where the same is required to be mailed (it being understood that Dolly Varden will file, furnish and mail the Dolly Varden Circular as promptly as practicable, using reasonable best efforts, following the date of the SEC Clearance). If necessary, Dolly Varden shall, in consultation with Contango abridge the timing contemplated by NI 54-101, as provided in section 2.20 thereof (provided, however, that for greater certainty, the foregoing obligation shall not extend to the making of an application for a waiver or exemption from the requirements of NI 54-101).

(b)

Dolly Varden shall ensure that the Dolly Varden Circular complies in all material respects with all applicable Laws and the Interim Order, and, without limiting the generality of the foregoing, that the Dolly Varden Circular shall not contain any misrepresentation (except that Dolly Varden shall not be responsible for any information included in the Dolly Varden Circular relating to Contango, the Acquiror and its affiliates that was provided by Contango for inclusion in the Dolly Varden Circular) and shall provide Dolly Varden Shareholders with information in sufficient detail to permit them to form a reasoned judgment concerning the matters to be placed before them at the Dolly Varden Meeting. The Dolly Varden Circular shall include (i) the Dolly Varden Board Recommendation, (ii) a statement that each of the Dolly Varden Locked-Up Shareholders has signed a Dolly Varden Voting Agreement, pursuant to which they have agreed to, among other things, vote all of their Dolly Varden Shares in favour of the Dolly Varden Resolution and any other resolution presented at the Dolly Varden Meeting required to give effect to the Arrangement, and (iii) summaries and copies of the Dolly Varden Fairness Opinions. The content of the Dolly Varden Circular shall comply with the terms of this Agreement.

(c)

Contango shall furnish to Dolly Varden on a timely basis such information regarding Contango, its affiliates, and the Acquiror as may be required by Law or reasonably required by Dolly Varden in the preparation of the Dolly Varden Circular (including, as required by section 14.2 of Form 51-102F5), and Contango shall ensure that such information does not contain any misrepresentation concerning Contango, its affiliates or the Acquiror.

(d)

Contango shall use commercially reasonable efforts to obtain any necessary consents from its auditor, Qualified Persons and any other advisors to the use of any financial, technical or other expert information required to be included in the Dolly Varden Circular and to the identification in the Dolly Varden Circular of each such advisor.

(e)

Contango, the Acquiror and their legal counsel shall be given a reasonable opportunity to review and comment on drafts of the Dolly Varden Circular, prior to the Dolly Varden Circular being printed, mailed to Dolly Varden Shareholders and filed with any Governmental Entity, and reasonable consideration shall be given to any comments made by Contango, the Acquiror and their legal counsel, provided that all information relating solely to Contango, its affiliates, and the Acquiror included in the Dolly Varden Circular, and any information describing the terms and conditions of this Agreement, the Dolly Varden Voting Agreements or the Plan of Arrangement, shall be in form and content approved in writing by Contango and the Acquiror, acting reasonably. Dolly Varden shall provide Contango and the Acquiror with final copies of the Dolly Varden Circular prior to its mailing to the Dolly Varden Shareholders.

(f)

Each of the Parties shall promptly notify the others if at any time before the Effective Date it becomes aware (in the case of Contango and the Acquiror, only in respect of information relating to Contango, its affiliates or the Acquiror) that the Dolly Varden Circular contains a misrepresentation, or otherwise requires an amendment or supplement to the Dolly Varden Circular, and the Parties shall co-operate in the preparation of any amendment or supplement to the Dolly Varden Circular, as required or appropriate, and Dolly Varden shall promptly mail or otherwise publicly disseminate any amendment or supplement to the Dolly Varden Circular to Dolly Varden Shareholders and, if required by the Court or applicable Laws, file the same with any Governmental Entity and as otherwise required.

(g)

Subject to applicable Law, Dolly Varden shall promptly advise Contango and the Acquiror of any communication (written or oral) received by Dolly Varden from the TSXV, any of the Securities Authorities or any other Governmental Entity in connection with the Dolly Varden Circular.

2.6	Contango Meeting

(a)

Subject to the terms of this Agreement, as soon as reasonably practicable after the receipt of the SEC Clearance, Contango shall convene and conduct the Contango Meeting in accordance with Contango’s constating documents and applicable Law as soon as reasonably practicable, and in any event within fifty (50) days of the receipt of the SEC Clearance. Except as required by applicable Law, or with the prior written consent of Dolly Varden, which shall not be unreasonably withheld or delayed, the Contango Arrangement Proposal shall be the only matter of business transacted at the Contango Meeting.

(b)

Subject to the terms of this Agreement, Contango shall use its commercially reasonable efforts to solicit proxies (i) in favour of the approval of the Contango Arrangement Proposal and take all other action necessary or desirable to secure the approval of the Contango Arrangement Proposal and all other matters to be brought before the Contango Meeting intended to facilitate and complete the transactions contemplated by this Agreement, and (ii) against any resolution submitted by any Contango Shareholder that is inconsistent with the Contango Arrangement Proposal and the completion of the transactions contemplated by this Agreement, including, if so requested by Dolly Varden, using proxy solicitation services, as requested by Dolly Varden, acting reasonably.

(c)

Contango shall provide Dolly Varden with copies of or access to information regarding the Contango Meeting generated by any proxy solicitation services firm engaged by Contango, as requested from time to time by Dolly Varden.

(d)	Contango shall give notice to Dolly Varden of the Contango Meeting and allow Dolly Varden’s Representatives and legal counsel to attend the Contango Meeting.

(e)

Contango shall advise Dolly Varden as Dolly Varden may reasonably request, and at least on a daily basis on each of the last ten Business Days prior to the date of the Contango Meeting, as to the aggregate tally of the proxies received by Contango in respect of the Contango Arrangement Proposal and any other matters properly brought before the Contango Meeting.

(f)	Contango will promptly advise Dolly Varden of any communication (orally or in writing) from any Contango Shareholder in opposition to the Arrangement.

(g)

Contango shall, upon the reasonable request from time to time by Dolly Varden, promptly deliver to Dolly Varden (i) lists of all registered Contango Shareholders and other security holders of Contango, showing the name and address of each holder and the number of Contango Shares or other securities of Contango held by each such holder, and securities positions, and (ii) from time to time, at the reasonable request of Dolly Varden, updated or supplemental lists setting out any changes from the list(s) referred to in clause (i) of this Section 2.6(g).

(h)

Contango shall not, except (i) as required for quorum purposes (in which case the meeting shall be adjourned and not cancelled), (ii) as required by Law or a Governmental Entity, (iii) as to comply with Section 2.1(b), (iv) if Dolly Varden adjourns or postpones the Dolly Varden Meeting (in which case Contango shall adjourn or postpone the Contango Meeting to the same date and time as the Dolly Varden Meeting), or (vii) as otherwise permitted under this Agreement, adjourn, postpone or cancel (or propose for adjournment, postponement or cancellation), or fail to call, the Contango Meeting without Dolly Varden’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, other than as expressly required or permitted in accordance with Section 8.2(k).

(i)

Contango shall not change the record date for the Contango Shareholders entitled to vote at the Contango Meeting in connection with any adjournment or postponement of the Contango Meeting unless required by Law.

(j)	Contango shall not, without the prior written consent of Dolly Varden, waive the deadline for the submission of proxies by Contango Shareholders for the Contango Meeting.

(k)

Subject to applicable Law, Contango shall promptly advise Dolly Varden of any communication (written or oral) received by Contango from the NYSE American, any of the Securities Authorities or any other Governmental Entity in connection with the Contango Meeting.

2.7	Contango Proxy Statement

(a)

Subject to Dolly Varden complying with Section 2.7(e), Contango shall (i) as promptly as reasonably practicable following the date of this Agreement, prepare the Contango Proxy Statement (together with any other documents required by U.S. Securities Laws and all other applicable Laws in connection with the Contango Meeting) in compliance in all material respects with all applicable Laws, and (ii) as promptly as reasonably practicable after Dolly Varden obtains the Interim Order file or furnish, as applicable, the Contango Proxy Statement with respect to the Contango Meeting with the SEC and in all jurisdictions where the same is required to be filed or furnished and mail the same in accordance with U.S. Securities Laws and all other applicable Laws in all jurisdictions where the same is required to be mailed (it being understood that Contango will so file, furnish and mail the Contango Proxy Statement as promptly as practicable, using reasonable best efforts, following the date of the SEC Clearance).

(b)

Contango shall ensure that the Contango Proxy Statement complies in all material respects with the rules and regulations promulgated by the SEC and the requirements of all applicable Laws, and to respond as promptly as practicable to any comments of the SEC or its staff. Contango will advise Dolly Varden promptly after it receives any request by the SEC for amendment of the Contango Proxy Statement or receives any comments thereon and responses thereto or any request by the SEC for additional information, and Contango shall provide Dolly Varden with copies of all substantive correspondence that is provided by or on behalf of it, on one hand, and by the SEC on the other hand. Contango shall use its commercially reasonable efforts to resolve any comments from the SEC with respect to the Contango Proxy Statement as promptly as reasonably practicable after receipt thereof.

(c)

Without limiting the generality of the foregoing, Contango shall ensure that the Contango Proxy Statement not contain any misrepresentation (except that Contango shall not be responsible for any information included in the Contango Proxy Statement relating to Dolly Varden and its affiliates that was provided by Dolly Varden for inclusion in the Contango Proxy Statement) and shall provide Contango Shareholders with information in sufficient detail to permit them to form a reasoned judgment concerning the matters to be placed before them at the Contango Meeting.

(d)

The Contango Proxy Statement shall include (i) a statement that the Contango Board has evaluated the Arrangement in consultation with Contango’s management and legal and financial advisors, and has unanimously determined that the Arrangement and entry into this Agreement are in the best interests of Contango; (ii) the Contango Board Recommendation, (iii) a statement that each of the Contango Locked-Up Shareholders has signed a Contango Voting Agreement, pursuant to which they have agreed to, among other things, vote all of their Contango Shares in favour of the Contango Arrangement Proposal and any other resolution presented at the Contango Meeting required to give effect to the Arrangement, (iv) a summary and copies of the Contango Fairness Opinion, and (v) the identities of the three directors nominated by Dolly Varden who shall become members of the Contango Board as of the Effective Time. The content of the Contango Proxy Statement shall comply with the terms of this Agreement.

(e)

Dolly Varden shall furnish to Contango on a timely basis such information regarding Dolly Varden and its affiliates, as may be required by Law or reasonably required by Contango in the preparation of the Contango Proxy Statement, and Dolly Varden shall ensure that such information does not contain any misrepresentation concerning Dolly Varden or its affiliates.

(f)

Dolly Varden shall use commercially reasonable efforts to obtain any necessary consents from its auditor, Qualified Persons and any other advisors to the use of any financial, technical or other expert information required to be included in the Contango Proxy Statement and to the identification in the Contango Proxy Statement of each such advisor.

(g)

Contango and Dolly Varden shall each use commercially reasonable efforts to coordinate with each other to prepare common disclosure that will be included in both the Dolly Varden Circular and the Contango Proxy Statement, and shall, to the extent reasonably practicable, provide that such disclosure is generally consistent as between the Dolly Varden Circular and the Contango Proxy Statement.

(h)

Dolly Varden and its legal counsel shall be given a reasonable opportunity to review and comment on drafts of the Contango Proxy Statement, prior to the Contango Proxy Statement being printed, mailed to Contango Shareholders and filed with any Governmental Entity, and reasonable consideration shall be given to any comments made by Dolly Varden and its legal counsel, provided that all information relating solely to Dolly Varden and its affiliates included in the Contango Proxy Statement, and any information describing the terms and conditions of this Agreement, the Contango Voting Agreements or the Plan of Arrangement, shall be in form and content approved in writing by Dolly Varden, acting reasonably. Contango shall provide Dolly Varden with final copies of the Contango Proxy Statement prior to its mailing to the Contango Shareholders.

(i)

Each of the Parties shall each promptly notify the other if at any time before the Effective Date it becomes aware (in the case of Dolly Varden, only in respect of information relating to Dolly Varden or its affiliates) that the Contango Proxy Statement contains a misrepresentation, or otherwise requires an amendment or supplement to the Contango Proxy Statement, and the Parties shall co-operate in the preparation of any amendment or supplement to the Contango Proxy Statement, as required or appropriate, and Contango shall promptly mail or otherwise publicly disseminate any amendment or supplement to the Contango Proxy Statement to Contango Shareholders and, if required by the Court or applicable Laws, file the same with any Governmental Entity and as otherwise required.

(j)

Subject to applicable Law, Contango shall promptly advise Dolly Varden of any communication (written or oral) received by Contango from the NYSE American, any of the Securities Authorities or any other Governmental Entity in connection with the Contango Proxy Statement.

2.8	Final Order

If (a) the Interim Order is obtained, (b) the Dolly Varden Resolution is passed at the Dolly Varden Meeting by Dolly Varden Shareholders, as provided for in the Interim Order, and (c) the Contango Arrangement Proposal is passed at the Contango Meeting by Contango Shareholders as required by applicable Law, Dolly Varden shall as soon as reasonably practicable and in any event within three Business Days following the approval of the Dolly Varden Resolution at the Dolly Varden Meeting take all steps necessary or desirable to submit the Arrangement to the Court and diligently pursue an application for the Final Order pursuant to Section 291 of the BCBCA.

2.9	Court Proceedings

Subject to the terms of this Agreement, Contango and the Acquiror will cooperate with, assist and consent to Dolly Varden seeking the Interim Order and the Final Order, including by providing Dolly Varden on a timely basis any information required to be supplied by Contango and the Acquiror in connection therewith, and Dolly Varden will diligently pursue the Interim Order and the Final Order. Dolly Varden will provide legal counsel to Contango and the Acquiror with a reasonable opportunity to review and comment upon drafts of all material to be filed with, or submitted to, the Court in connection with the Arrangement (including by providing, on a timely basis and prior to the service and filing of such material, a description of any information required to be supplied by Contango or the Acquiror for inclusion in such material), and will give reasonable and due consideration to all such comments, provided that all information relating to Contango and the Acquiror included in such materials shall be in a form and substance satisfactory to Contango and the Acquiror, each acting reasonably. Dolly Varden will also provide legal counsel to Contango on a timely basis with copies of any notice of appearance or notice of intent to oppose and any evidence or other documents delivered to Dolly Varden or its legal counsel in respect of the application for the Interim Order or the Final Order or any appeal therefrom, and any notice, written or oral, indicating the intention of any person to appeal, or oppose the granting of, the Interim Order or the Final Order. Dolly Varden shall ensure that all materials filed with the Court in connection with the Arrangement are consistent with the terms of this Agreement and the Plan of Arrangement. Subject to applicable Law, Dolly Varden will not file any material with the Court in connection with the Arrangement or serve any such material, and will not agree to modify or amend materials so filed or served, except with Contango and the Acquiror’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed; provided that nothing herein shall require Contango and the Acquiror to agree or consent to any increase in or variation in the form of Consideration or other modification or amendment to such filed or served materials that materially expands or increases Contango or the Acquiror’s obligations, or materially diminishes or limits Contango or the Acquiror’s rights, set forth in any such filed or served materials or under this Agreement or the Arrangement. In addition, Dolly Varden will not object to legal counsel to Contango or the Acquiror making such submissions on the hearing of the motion for the Interim Order and the application for the Final Order as such counsel considers appropriate; provided that Dolly Varden is advised of the nature of any submissions with reasonably sufficient time prior to such hearing and such submissions are consistent in all material respects with this Agreement and the Plan of Arrangement. Dolly Varden will also oppose any appearance, proposal or motion from any party on the hearing of the motion for the Interim Order and the application for the Final Order which is inconsistent with this Agreement or the Plan of Arrangement. Dolly Varden will also consult with Contango and the Acquiror with respect to the defense or settlement of any Dolly Varden Shareholder or derivative Proceeding and shall not settle in respect of any such Proceeding without Contango and the Acquiror’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed. If at any time after the issuance of the Final Order and prior to the Effective Date, Dolly Varden is required by the terms of the Final Order or by Law to return to the Court with respect to the Final Order, it shall do so after notice to, and in consultation and cooperation with Contango and the Acquiror.

2.10	Arrangement and Effective Date

(a)

Closing of the Arrangement shall occur, and the Arrangement shall become effective, on the fifth Business Day following the satisfaction or waiver of all conditions to completion of the Arrangement set out in Article 7 (excluding any conditions that, by their terms, cannot be satisfied until the Effective Date, but subject to the satisfaction or, where not prohibited, waiver of those conditions as of the Effective Date by the applicable Party or Parties for whose benefit such conditions exist) or on such other time and date as may be agreed upon by the Parties in writing, and the Arrangement shall be effective at the Effective Time on the Effective Date and will have all of the effects provided by applicable Laws. From and after the Effective Time, the Plan of Arrangement shall have effect as provided by applicable Law, including the BCBCA.

(b)

The closing of the Arrangement will take place (i) by the exchange of documents by PDF or other electronic means, or (ii) at such other place as may be agreed to by the Parties, in each case on the Effective Date at such time as may be agreed to by the Parties, acting reasonably.

2.11	Dolly Varden Convertible Securities

(a)

Dolly Varden shall take such action as may be required, including by entering into the Dolly Varden RSU Net Exercise Agreements, in order to ensure that all unvested Dolly Varden RSUs shall be conditionally vested and that the respective surrender and cancellation or redemption dates of all the Dolly Varden RSUs are conditionally accelerated pursuant to the terms of Dolly Varden RSU Plan such that all the Dolly Varden RSUs will all be surrendered and cancelled or redeemed by Dolly Varden for Dolly Varden Shares immediately prior to the Effective Time, so that holders of the Dolly Varden RSUs prior to the Effective Time participate in the Arrangement as Dolly Varden Shareholders.

(b)

The Parties agree that all Dolly Varden Options that are not exercised prior to the Effective Time shall be treated in accordance with the provisions of the applicable instruments governing such securities, including the Dolly Varden Option Plan, the Parties shall take all such reasonable steps as may be necessary or desirable to give effect to the foregoing including, without limitation, the execution of supplemental instruments and the issuance by Contango of the Replacement Options, as further set out in the Plan of Arrangement, and that if the holder of Replacement Options, who is a consultant or employee of Dolly Varden, ceases to be an “Eligible Participant” (as such term is defined in the Dolly Varden Option Plan) at the Effective Time, all Replacement Options granted to such holder hereunder shall automatically expire on the date that is the earlier of the expiry date of the Replacement Options and the date that is 6 months following the Effective Date.

2.12	Payment of Consideration

(a)

Contango shall, on behalf of the Acquiror, on or immediately prior to the Effective Date and in any event prior to the closing of the Arrangement, ensure that the Depositary has been provided with sufficient Contango Shares and sufficient Exchangeable Shares (the terms and conditions of such escrow to be satisfactory to the Parties, acting reasonably) to satisfy the aggregate Consideration payable to the Dolly Varden Shareholders pursuant to the Arrangement. For greater certainty, Contango shall not be required pursuant to this Section 2.12 to provide or deposit in escrow with the Depositary prior to the Effective Date any Contango Shares or Exchangeable Shares as Consideration for the Dolly Varden Shares held by Dolly Varden Shareholders exercising Dissent Rights and who have not withdrawn their notice of objection.

(b)	Contango shall, on behalf of the Acquiror, on the timing set out in the Plan of Arrangement, deliver or cause to be delivered to Dolly Varden Optionholders the Replacement Options.

2.13	Announcement and Shareholder Communications

Dolly Varden and Contango shall mutually agree on the form of initial press release to be issued by each of them to announce the transactions contemplated hereby promptly following the execution of this Agreement by the Parties. Contango and Dolly Varden agree to co-operate in the preparation of presentations, if any, to Dolly Varden Shareholders and Contango Shareholders, respectively, regarding the Plan of Arrangement, and prior to the Effective Time no Party shall, other than as otherwise contemplated by this Agreement:

(a)

issue any press release or otherwise make public statements with respect to this Agreement or the Plan of Arrangement without the consent of the other Parties (which consent shall not be unreasonably withheld, conditioned or delayed); or

(b)

make any filing with any Governmental Entity with respect to this Agreement or the Plan of Arrangement without the consent of the other Parties (which consent shall not be unreasonably, withheld, conditioned or delayed).

Each Party shall enable the other Parties to review and comment on all such press releases prior to the release thereof, shall enable the other Parties to review and comment on such filings prior to the filing thereof (other than with respect to confidential information contained in such filing) and shall consider to incorporate the comments of the other Parties in good faith; provided, however, that the foregoing shall be subject to each Party’s overriding obligation to make any disclosure or filing in accordance with applicable Laws, including Securities Laws and U.S. Securities Laws, as applicable, and if such disclosure or filing is required and the other Parties have not reviewed or commented on the disclosure or filing, the Party making such disclosure or filing shall use commercially reasonable efforts to give prior oral or written notice to the other Parties, and if such prior notice is not possible, to give such notice immediately following the making of such disclosure or filing.

2.14	Withholding Taxes

Contango, the Acquiror, Callco, Dolly Varden, the Depositary and their respective agents, as applicable (in this section, the “payor”), shall each be entitled to deduct and withhold from any consideration or other amount payable (whether in cash or in kind, and including for avoidance of doubt the Consideration Shares or Dolly Varden Shares) or otherwise deliverable to any person under this Agreement and the Plan of Arrangement (including any payment to Dolly Varden Shareholders who have validly exercised their Dissent Rights) such amounts as the payor may be required to deduct or withhold therefrom under any applicable Law in respect of Taxes. For the purposes hereof and the Plan of Arrangement, all such deducted or withheld amounts shall be treated as having been paid to the person of which such deduction or withholding was made on account of the obligation to make payment to such person thereunder, provided that such deducted or withheld amounts are actually remitted to the appropriate Governmental Entity when required by Law by, or on behalf of, the payor.

2.15	U.S. Tax Matters

The Arrangement is intended to qualify as a reorganization within the meaning of Section 368(a) of the Code and the Treasury Regulations promulgated thereunder and this Agreement and the Plan of Arrangement are intended to be, and hereby are adopted as, a “plan of reorganization” within the meaning of the Treasury Regulations promulgated under Section 368 of the Code (the “Intended U.S. Tax Treatment”). Each Party shall file all financial statements, the Returns and similar filings, and otherwise act in a manner that is, consistent with the Intended U.S. Tax Treatment unless otherwise required as a result of a “determination” within the meaning of Section 1313(a) of the Code, and shall not take any action, or knowingly fail to take any action, if such action or failure to act would reasonably be expected to prevent the Arrangement from qualifying for the Intended U.S. Tax Treatment. Following the Effective Date, the Acquiror will prepare and file in accordance with the Treasury Regulations (including by posting a copy on the investor relations section of its website) an IRS Form 8937 with respect to the Arrangement consistent with the Intended U.S. Tax Treatment.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF DOLLY VARDEN

3.1	Representations and Warranties of Dolly Varden

Dolly Varden hereby represents and warrants to and in favour of Contango and the Acquiror as follows, except to the extent that such representations and warranties are qualified by the Dolly Varden Disclosure Letter and acknowledges that Contango and the Acquiror are relying upon such representations and warranties in connection with the entering into of this Agreement:

(a)

Board Recommendation. The Dolly Varden Board, after consultation with its financial and legal advisors, has determined unanimously that the Plan of Arrangement is fair to the Dolly Varden Shareholders and is in the best interests of Dolly Varden and has resolved unanimously to recommend to the Dolly Varden Shareholders that they vote in favour of the Dolly Varden Resolution (such determination and recommendation, the “Dolly Varden Board Recommendation”).

(b)

Fairness Opinions. The Dolly Varden Board has received the oral opinion, to be subsequently confirmed in writing, of the Dolly Varden Financial Advisor and the Dolly Varden Special Committee has received the oral opinion, to be subsequently confirmed in writing, of the Dolly Varden Special Advisor, and each such opinion has not been modified, amended, qualified or withdrawn, each to the effect that, as of the date of this Agreement, and subject to the assumptions, limitations and qualifications set forth therein, the Consideration to be received pursuant to the Plan of Arrangement by the Dolly Varden Shareholders is fair, from a financial point of view, to such Dolly Varden Shareholders (together, the “Dolly Varden Fairness Opinions”).

(c)

Organization and Qualification. Dolly Varden and each of its subsidiaries is a corporation duly incorporated or an entity duly created and validly existing under all applicable Laws of its jurisdiction of incorporation, continuance or creation and has all necessary corporate power and capacity to own its property and assets as now owned and to carry on its business as it is now being conducted. Dolly Varden and each of its subsidiaries is duly qualified to carry on business and is in good standing in each jurisdiction in which the character of its properties and assets owned, leased, licensed or otherwise held, or the nature of its activities makes such qualification necessary, except where the failure to be so registered or in good standing would not reasonably be expected to have a Dolly Varden Material Adverse Effect.

(d)

Authority Relative to this Agreement. Dolly Varden has the requisite corporate power and capacity to enter into this Agreement and (subject to obtaining the Interim Order, the Final Order and the Dolly Varden Shareholder Approval) to perform its obligations hereunder. The execution and delivery of this Agreement by Dolly Varden and the performance by Dolly Varden of its obligations under this Agreement have been duly authorized by the Dolly Varden Board and no other corporate proceedings on the part of Dolly Varden are necessary to authorize the execution and delivery of this Agreement or the performance by Dolly Varden of its obligations under this Agreement or the completion of the Arrangement pursuant to the Plan of Arrangement, other than the Interim Order, the Final Order, approval of the Dolly Varden Circular by the Dolly Varden Board and the Dolly Varden Shareholder Approval. This Agreement has been duly executed and delivered by Dolly Varden and constitutes a legal, valid and binding obligation of Dolly Varden, enforceable against Dolly Varden in accordance with its terms, subject to the qualification that such enforceability may be limited by bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting rights of creditors and that equitable remedies, including specific performance, may be granted only in the discretion of a court of competent jurisdiction.

(e)

No Violation. Subject to obtaining the Dolly Varden Shareholder Approval, Key Third Party Consents and Key Regulatory Approvals, none of the execution and delivery of this Agreement by Dolly Varden, the performance by Dolly Varden of its obligations hereunder or the completion of the Arrangement pursuant to the Plan of Arrangement, or compliance by Dolly Varden or any of its subsidiaries with any of the provisions hereof will:

(i)

violate, conflict with, or result (with or without notice or the passage of time) in a violation or breach of any provision of, or require any consent, approval or notice under, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in a right of termination or acceleration under, or cause any suspension or revocation of, or result in the creation of any Lien (other than a Permitted Lien) upon, any of the properties or assets of Dolly Varden or any of its subsidiaries, or result in any material restriction, hindrance, impairment or limitation on the ability of Dolly Varden or any of its material subsidiaries to conduct their business as and where it is now being conducted or cause any payment or other obligation to be imposed on Dolly Varden or any of its subsidiaries under any of the terms, conditions or provisions of:

(A)	their respective notice of articles, articles or other comparable constating documents; or

(B)	any note, bond, mortgage, indenture, loan agreement or deed of trust to which Dolly Varden or any of its material subsidiaries is a party or any Dolly Varden Material Contract;

(C)	any Law applicable to Dolly Varden or any of its material subsidiaries or any of their respective properties or assets; or

(D)	any Permit currently in effect in respect of Dolly Varden or any of its material subsidiaries;

(ii)

give rise to any rights of first refusal or trigger any change in control provisions or any restrictions or limitation under any note, bond, mortgage, indenture, loan agreement or deed of trust to which Dolly Varden or any of its material subsidiaries is a party or under any Dolly Varden Material Contract or under any Permit held by Dolly Varden or any of its material subsidiaries; or

(iii)	result in the imposition of any Lien (other than a Permitted Lien) upon any property or assets of Dolly Varden or any of its material subsidiaries.

(f)

Capitalization. The authorized share capital of Dolly Varden consists of an unlimited number of Dolly Varden Shares, without par value. As of the close of business on the Business Day prior to the date of this Agreement, there are issued and outstanding 91,866,780 Dolly Varden Shares. In addition, as of the close of business on the Business Day prior to the date of this Agreement, an aggregate of 2,694,876 Dolly Varden Shares are issuable upon the exercise of Dolly Varden Options and 605,636 Dolly Varden Shares are issuable upon the vesting of Dolly Varden RSUs. There are no options, warrants, conversion privileges or other rights, agreements, arrangements or commitments (pre-emptive, contingent or otherwise) of any character whatsoever requiring or which may require the issuance, sale or transfer by Dolly Varden of any securities of Dolly Varden (including Dolly Varden Shares), or any securities or obligations convertible into, or exchangeable or exercisable for, or otherwise evidencing a right or obligation to acquire, any securities of Dolly Varden (including Dolly Varden Shares) or any of its subsidiaries. All outstanding Dolly Varden Shares have been duly authorized and validly issued, are fully paid and non-assessable, and all Dolly Varden Shares issuable upon the exercise of the Dolly Varden Options or vesting of Dolly Varden RSUs in accordance with their respective terms have been duly authorized and, upon issuance, will be validly issued as fully paid and non-assessable. Schedule 3.1(f) to the Dolly Varden Disclosure Letter sets forth, as of the date hereof, the holders of all Dolly Varden Options and Dolly Varden RSUs the number, exercise prices, and expiration dates of each grant to such holders. There are no securities of Dolly Varden or of any of its subsidiaries outstanding which have the right to vote generally (or, other than the Dolly Varden Options and Dolly Varden RSUs, are convertible into, or exchangeable or exercisable for, or may vest into, securities having the right to vote generally) with the Dolly Varden Shareholders on any matter. There are no outstanding contractual or other obligations of Dolly Varden to repurchase, redeem or otherwise acquire any of its securities or with respect to the voting or disposition of any outstanding securities of its subsidiaries. There are no outstanding bonds, debentures or other evidences of indebtedness of Dolly Varden or any of its subsidiaries having the right to vote with the Dolly Varden Shareholders on any matters.

(g)

Shareholder and Similar Agreements. Dolly Varden is not party to any shareholder, pooling, voting trust or other similar agreement relating to the issued and outstanding shares in the capital of Dolly Varden.

(h)

Reporting Status and Securities Laws Matters. Dolly Varden is a “reporting issuer” and is not on the list of reporting issuers in default under applicable Canadian provincial Securities Laws, in each of the provinces of Canada, other than Québec. No delisting, suspension of trading in or cease trading order with respect to any securities of Dolly Varden and, to the knowledge of Dolly Varden, no inquiry or investigation (formal or informal) of Dolly Varden or the Dolly Varden Public Disclosure Record by any Securities Authority is in effect or ongoing or, to the knowledge of Dolly Varden, threatened or expected to be implemented or undertaken. The Dolly Varden Shares are listed and posted for trading on the TSXV. Dolly Varden is in compliance with applicable requirements of the TSXV, except where non-compliance would not be reasonably expected to result in a Dolly Varden Material Adverse Effect or prevent or materially delay the consummation of the transactions contemplated by this Agreement or the completion of the Arrangement pursuant to the Plan of Arrangement.

(i)

Ownership of Subsidiaries. Other than the Dolly Varden Subsidiaries, Dolly Varden does not have any subsidiaries. Each Dolly Varden Subsidiary has been incorporated and is validly existing under the provincial laws of British Columbia, and is duly qualified to carry on its business in each jurisdiction in which the conduct of its business or the ownership, leasing or operation of its property and assets requires such qualification, and has all requisite power and authority (corporate and other) to conduct its business and to own, lease and operate its properties and assets. The authorized capital of Homestake Resource consists of an unlimited number of common shares in the capital of Homestake Resource. As at the date hereof, there are 103,248,300 common shares in the capital of Homestake Resource issued and outstanding, all of which have been duly authorized and validly issued and are fully paid and non-assessable common shares in the capital of Homestake Resource. Dolly Varden is the legal, beneficial and registered owner of all of the common shares in the capital of Homestake Resource free and clear of all Liens. The authorized capital of Homestake Royalty consists of unlimited common shares without par value and as of the date hereof, there is one common share in the capital of Homestake Royalty issued and outstanding that has been duly authorized and validly issued and is fully paid and non-assessable. Homestake Resource is the legal, beneficial and registered owner of the single issued and outstanding common share in the capital of Homestake Royalty free and clear of all Liens. No person has any right, agreement or option for the purchase from Dolly Varden or any Dolly Varden Subsidiary any interest in any of such shares of any Dolly Varden Subsidiary or for the issue or allotment of any unissued shares in the capital of any Dolly Varden Subsidiary.

(j)

Regulatory Approvals. Other than the Key Regulatory Approvals, there are no approvals required from, or notices required to be given to, any Governmental Entity which would prevent or materially delay consummation by Dolly Varden of the transactions contemplated by this Agreement and the Arrangement.

(k)

Consents. Other than the Key Third Party Consents, there are no consents or waivers required from any party under any Dolly Varden Material Contract to which Dolly Varden or its subsidiaries are a party in order for Dolly Varden to proceed with the completion of the transactions contemplated by this Agreement or the Arrangement pursuant to the Plan of Arrangement.

(l)

Public Filings. Dolly Varden has filed or furnished, as applicable, all documents in the Dolly Varden Public Disclosure Record required to be filed or furnished by it in accordance with applicable Securities Laws and the requirements of the TSXV. All such documents and information comprising the Dolly Varden Public Disclosure Record, as of their respective dates (and the dates of any amendments thereto): (i) did not contain any misrepresentation; and (ii) complied in all material respects with the requirements of applicable Securities Laws and the applicable policies of the TSXV relating to continuous disclosure requirements. Dolly Varden has not filed any confidential material change report with any Securities Authorities that at the date of this Agreement, remains confidential. Since January 1, 2024, there has been no change in a material fact or a material change (as those terms are defined under the Securities Act) in relation to Dolly Varden, except for: (A) changes in material facts or material changes that are reflected in a document included in the Dolly Varden Public Disclosure Record and (B) this Agreement and the transactions contemplated hereby.

(m)	Dolly Varden Financial Statements.

(i)

Dolly Varden’s audited financial statements as at and for the financial years ended December 31, 2023 and December 31, 2024 (including the notes thereto and the report of the auditors thereon) and Dolly Varden’s unaudited financial statements for the interim period ended September 30, 2025 (the “Dolly Varden Financial Statements”) were prepared in accordance with IFRS consistently applied and fairly present in all material respects the consolidated financial position, results of operations and changes in financial position of Dolly Varden and its subsidiaries as of the dates thereof and for the periods indicated therein (subject, in the case of any unaudited interim financial statements, to normal period-end adjustments) and reflect reserves required by IFRS in respect of all material contingent liabilities, if any, of Dolly Varden and its subsidiaries on a consolidated basis. There has been no material change in Dolly Varden’s accounting policies since December 31, 2024, except as disclosed in the Dolly Varden Public Disclosure Record or as required by IFRS.

(ii)

The management of Dolly Varden has established and maintained a system of disclosure controls and procedures designed to provide reasonable assurance that information required to be disclosed by Dolly Varden in its annual filings, interim filings or other reports filed or submitted by it under the applicable Laws imposed by Governmental Entities is recorded, processed, summarized and reported within the time periods specified in such Laws imposed by such Governmental Entities. Such disclosure controls and procedures include controls and procedures designed to ensure that information required to be disclosed by Dolly Varden in its annual filings, interim filings or other reports filed or submitted under the applicable Laws imposed by Governmental Entities is accumulated and communicated to Dolly Varden’s management, including its chief executive officer and chief financial officer (or persons performing similar functions), as appropriate to allow timely decisions regarding required disclosure.

(iii)

Dolly Varden maintains internal control over financial reporting. Such internal control over financial reporting is effective in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with IFRS and includes policies and procedures that: (A) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of Dolly Varden and its subsidiaries; (B) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with IFRS, and that receipts and expenditures of Dolly Varden and its subsidiaries are being made only with authorizations of management and directors of Dolly Varden and its subsidiaries, as applicable; and (C) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of Dolly Varden or its subsidiaries that could have a material effect on its financial statements.

(iv)

To the knowledge of Dolly Varden: (A) there are no material weaknesses in the design and implementation or maintenance of its internal control over financial reporting of Dolly Varden that are reasonably likely to adversely affect the ability of Dolly Varden to record, process, summarize and report financial information; and (B) there is no fraud, whether or not material, that involves management or other employees who have a significant role in the internal control over financial reporting of Dolly Varden.

(v)

Since December 31, 2024, neither Dolly Varden nor any of its subsidiaries nor, to Dolly Varden’s knowledge, any Representative of Dolly Varden or any of its subsidiaries has received or otherwise had or obtained knowledge of any complaint, allegation, assertion, or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of Dolly Varden or any of its subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion, or claim that Dolly Varden or any of its subsidiaries has engaged in questionable accounting or auditing practices, which has not been resolved to the satisfaction of the audit committee of the Dolly Varden Board.

(vi)

The accountants who reported on the Dolly Varden Financial Statements are independent with respect to Dolly Varden within the meaning of applicable Securities Laws. There has never been any reportable event (within the meaning of NI 51-102) with the current auditors or any former auditors (if any) of Dolly Varden.

(n)

Books and Records. The financial books, records and accounts of Dolly Varden and its subsidiaries, in all material respects: (i) have been maintained, in the case of Dolly Varden in accordance with IFRS, and in the case of its subsidiaries in accordance with generally accepted accounting principles of their respective governing jurisdictions; (ii) are stated in reasonable detail and accurately and fairly reflect the material transactions and dispositions of the assets of Dolly Varden and its subsidiaries; and (iii) accurately and fairly reflect the basis for the Dolly Varden Financial Statements. The corporate records and minute books for each of Dolly Varden and its subsidiaries contain, in all material respects, complete and accurate minutes of all meetings and resolutions of the directors and shareholders of Dolly Varden and each of its subsidiaries held or passed, as applicable, since their incorporation, merger, amalgamation or acquisition by Dolly Varden, as the case may be.

(o)

No Undisclosed Liabilities. Other than as disclosed in the most recent Dolly Varden Financial Statements filed, or furnished, as applicable, on SEDAR+, as incurred in the ordinary course of business since the date of such financial statements, or as disclosed in this Agreement, or inter-company indebtedness, liabilities and guarantees among Dolly Varden and its subsidiaries, Dolly Varden and its subsidiaries have no outstanding material indebtedness or material liabilities and are not party to or bound by any material suretyship, guarantee, indemnification or assumption agreement, or endorsement of, or any other similar commitment with respect to the material accrued, contingent or other obligations, liabilities or indebtedness of any nature, of any person, either matured or unmatured.

(p)

No Dolly Varden Material Adverse Effect. Since December 31, 2024, there has been no Dolly Varden Material Adverse Effect and no effect, change, development, event or occurrence that would, individually or in the aggregate, reasonably be expected to cause a Dolly Varden Material Adverse Effect.

(q)	No Dividend or Distribution. Since December 31, 2024, there has been no dividend or distribution of any kind declared, paid or made by Dolly Varden on any Dolly Varden Shares.

(r)

Contracts. Schedule 3.1(r) of the Dolly Varden Disclosure Letter includes a complete and accurate list of all Dolly Varden Material Contracts. Neither Dolly Varden or any of its subsidiaries is a party to any contract that is material to Dolly Varden and its subsidiaries, taken as a whole, other than the Dolly Varden Material Contracts. All Dolly Varden Material Contracts are in full force and effect, and Dolly Varden or its subsidiaries are entitled to all rights and benefits thereunder in accordance with the terms thereof. Dolly Varden has made available to Contango for inspection true and complete copies of all Dolly Varden Material Contracts. All of the Dolly Varden Material Contracts are valid and binding obligations of Dolly Varden enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency and other laws affecting the enforcement of creditors’ rights generally and subject to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction. Dolly Varden and its subsidiaries have complied in all material respects with all terms of such Dolly Varden Material Contracts, have paid all amounts due thereunder, have not waived any rights thereunder and no material default or breach exists in respect thereof on the part of Dolly Varden or any of its subsidiaries or, to the knowledge of Dolly Varden or any of its subsidiaries, on the part of any other party thereto, and no event has occurred which, after the giving of notice or the lapse of time or both, would constitute such a material default or breach or trigger a right of termination of any of the Dolly Varden Material Contracts. As at the date of this Agreement, neither Dolly Varden nor any of its subsidiaries has received written notice that any party to a Dolly Varden Material Contract intends to cancel, terminate or otherwise modify or not renew such Dolly Varden Material Contract, and to the knowledge of Dolly Varden or any of its subsidiaries, no such action has been threatened. Neither Dolly Varden nor any of its subsidiaries is a party to any Dolly Varden Material Contract that contains any non-competition obligation or otherwise restricts in any material way the business of Dolly Varden or any of its subsidiaries.

(s)

Litigation. There are no Proceedings pending or, to the knowledge of Dolly Varden, threatened affecting Dolly Varden or any of its subsidiaries or affecting any of the Dolly Varden Concessions, property or assets at law or in equity, including matters arising under Environmental Laws. Neither Dolly Varden nor any of its subsidiaries nor their respective assets or properties is subject to any outstanding judgement, order, writ, injunction or decree.

(t)	Taxes.

(i)

Each of Dolly Varden and its subsidiaries has duly and timely filed all material Returns required to be filed by it with the appropriate Governmental Entity prior to the date hereof and all such material Returns are complete and correct in all material respects.

(ii)	Each of Dolly Varden and its subsidiaries has paid on a timely basis all material Taxes, including all instalments on account of Taxes for the current year, that are due and payable by it.

(iii)

Each of Dolly Varden and its subsidiaries has established reserves on its books and records, in the case of Dolly Varden in accordance with IFRS, and in the case of its subsidiaries in accordance with generally accepted accounting principles of their respective governing jurisdictions, adequate for the payment of any Taxes not yet due and payable and will continue doing so until the Effective Date.

(iv)

Neither Dolly Varden nor any of its subsidiaries is party to or bound by any tax sharing agreement, tax indemnity obligation in favour of any person or similar agreement in favour of any person with respect to Taxes (including any advance pricing agreement or other similar agreement relating to Taxes with any Governmental Entity) (excluding Contracts entered into in the ordinary course of business, the primary purpose of which does not relate to Tax).

(v)

Neither Dolly Varden nor any of its subsidiaries will be required to include in a tax period ending after the Effective Time any amount of net taxable income (after taking into account deductions claimed for such a period that relate to a prior period) attributable to income that accrued, or that was required to be reported for financial accounting purposes in a prior taxable period but that was not included in taxable income for that or another prior tax period.

(vi)

Each of Dolly Varden and its subsidiaries has maintained and continues to maintain, in the place and manner prescribed by applicable Law, all records and books of account required to be maintained under applicable Laws with respect to Taxes.

(vii)

No material deficiencies, litigation, proposed adjustments or matters in controversy exist or have been asserted, in any case in writing, with respect to Taxes of Dolly Varden or any of its subsidiaries. Neither Dolly Varden nor any of its subsidiaries is party to any action or proceeding for assessment or collection of Taxes and no such event has been asserted or, to the knowledge of Dolly Varden, threatened, in any case in writing, against Dolly Varden or any of its subsidiaries or any of their respective assets.

(viii)

There are no material Liens for unpaid Taxes (other than in respect of Taxes not yet due and payable or Liens for Taxes that are being contested in good faith by appropriate proceedings pursuant to applicable Laws) upon any of the assets of Dolly Varden or any of its subsidiaries.

(ix)

To the knowledge of Dolly Varden, there are no outstanding written agreements extending or waiving the statutory period of limitations applicable to any claim for, or the period for the collection or assessment or reassessment of, Taxes due from Dolly Varden or any of its subsidiaries for any taxable period and no request for any such waiver or extension is currently pending.

(x)

Each of Dolly Varden and its subsidiaries has duly and timely withheld all material Taxes and other amounts required by Law to be withheld by it (including Taxes and other amounts required to be withheld by it in respect of any amount paid or credited or deemed to be paid or credited by it to or for the account or benefit of any person, including any employees, officers or directors and any person who is a non-resident of Canada for purposes of the Tax Act), and has duly and timely remitted to the appropriate Governmental Entity such Taxes and other amounts required by Law to be remitted by it.

(xi)

Each of Dolly Varden and its subsidiaries has duly and timely collected all material amounts on account of any sales or transfer taxes, including goods and services, harmonized sales and provincial or territorial sales taxes, required by Law to be collected by it and has duly and timely remitted to the appropriate Governmental Entity any such amounts required by Law to be remitted by it.

(xii)

Each of Dolly Varden and its subsidiaries, if legally required to do so, is duly registered under subdivision (d) of Division V of Part IX of the Excise Tax Act (Canada) with respect to the goods and services tax and harmonized sales tax.

(xiii)

None of Dolly Varden or any of its subsidiaries has acquired property from a non-arm’s length person, within the meaning of the Tax Act, for consideration, the value of which is less than the fair market value of the property acquired in circumstances which could subject it to a liability under section 160 of the Tax Act (or comparable provisions of any other applicable Tax legislation).

(xiv)

Each of Dolly Varden and its subsidiaries has complied in all material respects with the transfer pricing provisions of each applicable Law relating to Taxes, including the contemporaneous documents and disclosure requirements thereunder.

(xv)

To the knowledge of Dolly Varden, no jurisdiction or authority in which Dolly Varden or a subsidiary, as applicable, does not file a Return has alleged that Dolly Varden or such subsidiary, as applicable, is required to file such a Return.

(xvi)

Neither Dolly Varden nor any of its subsidiaries has applied for any Canada Emergency Wage Subsidy or Canada Emergency Rent Subsidy, in each case as provided for under section 125.7 of the Tax Act, or any analogous or similar pandemic, epidemic or health crisis relief measures enacted by the Government of Canada or any province or territory thereof.

(xvii)	Dolly Varden is not, and has never been, in default of any of its legal obligations in respect of any “flow-through share” financings previously undertaken by it.

(xviii)

None of sections 17, 78, 79 or 80 to 80.04 of the Tax Act (or comparable provisions of any other applicable legislation) have applied to Dolly Varden or any of its subsidiaries, and there are no circumstances existing which could reasonably be expected to result in the application of sections 17, 78, 79 or 80 to 80.04 of the Tax Act (or comparable provisions of any other applicable legislation) to Dolly Varden or any of its subsidiaries.

(xix)

Neither Dolly Varden nor any of its subsidiaries is obligated to make any payments or is a party to any agreement under which it could be obligated to make any payment that will not be deductible in computing its income under the Tax Act by virtue of Section 67 of the Tax Act (or comparable provisions of any other applicable legislation).

(xx)

For the purposes of the Tax Act, any applicable Tax treaty and any other relevant Tax purposes (i) Dolly Varden is resident in, and is not a non-resident of, Canada, and is a “taxable Canadian corporation”; and (ii) each of its subsidiaries is resident in the jurisdiction in which it was formed, is not resident in any other country, and if resident in Canada and is a corporation, is a “taxable Canadian corporation”.

(xxi)

Neither Dolly Varden nor any of its subsidiaries is a “surrogate foreign corporation” within the meaning of Section 7874(a)(2)(B) of the Code or is treated as a U.S. corporation under Section 7874(b) of the Code.

(xxii)

None of Dolly Varden or any of its subsidiaries has distributed equity securities of another person, or has had its equity securities distributed by another person, in the two (2) years preceding the date hereof in a transaction that was purported or intended to be governed in whole or in part by Sections 355 or 361 of the Code.

(xxiii)

None of Dolly Varden or any of its subsidiaries is or has been a party to any “listed transaction” as defined in Section 6707A(c)(2) of the Code and United States Treasury Regulation Section 1.6011-4(b)(2).

(xxiv)

None of Dolly Varden or any of its subsidiaries has taken or agreed to take any action that would prevent the Arrangement from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code and (B) Dolly Varden is not aware of any agreement, plan or other circumstance that would prevent the Arrangement from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

(xxv)

None of Dolly Varden or any of its subsidiaries has ever had an obligation to file an information return pursuant to (i) sections 237.3, 237.4 or 237.5 of the Tax Act, or (ii) sections 1079.8.5 or 1079.8.6 of the Taxation Act (Quebec).

(u)	Property.

(i)

All of the Dolly Varden Concessions are listed in Schedule 3.1(u)(i) of the Dolly Varden Disclosure Letter and are, in all material respects, the only mining tenures required to conduct Dolly Varden’s or any of its subsidiaries’ current activities at the Dolly Varden Projects.

(ii)

Each of the Dolly Varden Concessions and Dolly Varden Lands is in good standing in all material respects and is held by Dolly Varden free and clear of all material Liens other than Permitted Liens or as disclosed in Schedule 3.1(u)(ii) of the Dolly Varden Disclosure Letter, and no person has any agreement or right to acquire an interest in such assets.

(iii)	Dolly Varden has possession of, and the right to deal with, the Dolly Varden Concessions and Dolly Varden Lands.

(iv)

There are no mineral royalty obligations, metals streaming obligations or similar obligations affecting the Dolly Varden Concessions or the Dolly Varden Lands or the production or revenues or profits therefrom and no other person has any right to acquire any interest in such obligations.

(v)	Any and all assessment work required to have been performed and filed in respect of the Dolly Varden Concessions as of the date of this Agreement has been performed and filed in all material respects.

(vi)

All material mining fees, Taxes and other payments required to have been paid by Dolly Varden or any of its subsidiaries in respect of the Dolly Varden Concessions as of the date of this Agreement have been paid.

(vii)	No other person has any material interest in the Dolly Varden Concessions or the Dolly Varden Lands.

(viii)

There are no back-in rights, earn-in rights, rights of first refusal, rights of first offer, option rights, royalty rights, rights of participation or similar provisions which would materially affect Dolly Varden’s or its subsidiaries’ interests in the Dolly Varden Concessions.

(ix)	There are no adverse claims, actions, suits or proceedings pending or, to the knowledge of Dolly Varden, that are threatened, affecting the Dolly Varden Concessions or the Dolly Varden Lands.

(x)

Neither Dolly Varden nor its subsidiaries have received any notice, whether written or oral from any Governmental Entity or any person with jurisdiction or applicable authority of any revocation or intention to revoke Dolly Varden’s or its subsidiaries’ interests in the Dolly Varden Concessions.

(xi)

No material dispute exists or, to the knowledge of Dolly Varden, is pending or threatened in connection with the ownership, access to or use of any Dolly Varden Concessions or Dolly Varden Lands between Dolly Varden or any of its subsidiaries and: (A) any surface landowner; (B) other mining companies; (C) a concessionaire of hydrocarbon rights; or (D) any Governmental Entity.

(xii)	Dolly Varden has provided to Contango true, correct and complete copies of the most recent title opinions in its possession related to the Dolly Varden Projects.

(xiii)

Dolly Varden has provided Contango with access to full and complete copies of all material exploration information and data within its possession or control including all relevant material geological, geophysical and geochemical information and data (including all drill, sample and assay results and all maps) and all of its technical reports, feasibility studies and other similar reports and studies concerning the Dolly Varden Concessions and Dolly Varden or any of its subsidiaries has the sole right, title and ownership of all such information, data, reports and studies.

(v)	Operational Matters.

(i)

All rentals, royalties, overriding royalty interests, production payments, net profits, interest burdens, payments and obligations due and payable, or performable, as the case may be, on or prior to the date hereof under, with respect to, or on account of, any direct or indirect property or asset of Dolly Varden or any of its subsidiaries, including the Dolly Varden Concessions and Dolly Varden Lands, have been, in all material respects:

(A)	duly paid;

(B)	duly performed; or

(C)	provided for prior to the date hereof.

(ii)

All costs, expenses and liabilities payable on or prior to the date hereof under the terms of any material contracts and agreements to which Dolly Varden or any of its subsidiaries is directly or indirectly bound, have been properly and timely paid, in all material respects, except for such expenses that are being currently paid prior to delinquency in the ordinary course of business.

(iii)

Any and all operations of Dolly Varden and each of its subsidiaries and, to the knowledge of Dolly Varden, any and all operations by third parties, on or in respect of the assets and properties of Dolly Varden or any of its subsidiaries, have been conducted in a good, workmanlike and efficient manner in accordance with sound mining and other applicable Canadian mining industry standards and practices and in material compliance with applicable Laws.

(w)

Mineral Resources. Dolly Varden is in compliance in all material respects with the provisions of NI 43-101 and has filed all technical reports required thereby. The most recent estimated indicated, measured and inferred mineral resources disclosed in the Dolly Varden Public Disclosure Record prior to the date of this Agreement, have been prepared in accordance with accepted mining, engineering, geoscience and other applicable industry standards and in all material respects in accordance with all applicable Laws, including NI 43-101. The information provided by Dolly Varden to the Qualified Persons in connection with the preparation of the Dolly Varden Technical Report was complete and accurate at the time such information was furnished and complied in all material respects, with the requirements of NI 43-101. There has been no material reduction in the aggregate amount of the most recently estimated mineral resources of Dolly Varden from the amounts disclosed in the Dolly Varden Public Disclosure Record. All material information regarding the Dolly Varden Projects, including drill results, technical reports and studies, that are required to be disclosed by Securities Laws, have been disclosed in the Dolly Varden Public Disclosure Record in compliance, in all material respects, with applicable Securities Laws.

(x)	Technical Report.

(i)

The Kitsault Valley Project is currently the only material property of Dolly Varden for the purposes of NI 43-101 and the sole technical report concerning the Kitsault Valley Project is the technical report entitled “Technical Report on the Combined Kitsault Valley Project, British Columbia, Canada” with an effective date of September 28, 2022, and prepared by Andrew J. Turner, B.Sc., P. Geo. and Rachelle Hough, P. Geo. (the “Dolly Varden Technical Report”).

(ii)

Dolly Varden or its corporate predecessors made available to the authors of the Dolly Varden Technical Report, prior to the issuance thereof, for the purpose of preparing such report, all information requested by them, and none of such information contained any misrepresentation at the time such information was so provided. All of the material assumptions in the Dolly Varden Technical Report are reasonable and appropriate.

(iii)

As of the date hereof, the Dolly Varden Technical Report remains current in all material aspects and since the date of the Dolly Varden Technical Report there is no new material scientific or technical information concerning the Kitsault Valley Project that is not included in the Dolly Varden Technical Report and that would require a new technical report in respect of such property to be issued under NI 43-101.

(y)	Health and Safety.

(i)

Neither Dolly Varden nor any of its subsidiaries has received any demand or notice with respect to a material breach of any applicable health and safety Laws, the effect of which would be reasonably expected to materially affect its operations.

(ii)

To Dolly Varden’s knowledge, there are no claims, investigations or inquiries pending against Dolly Varden or any of its subsidiaries (or naming Dolly Varden or any of its subsidiaries as a potentially responsible party) based on material non-compliance with any applicable health and safety Laws at any of its operations.

(z)	Cultural Heritage. To Dolly Varden’s knowledge, none of the areas covered by the Dolly Varden Concessions are considered sacred or are culturally significant to any tribe.

(aa)

Expropriation. No written notice or proceeding in respect of the taking, condemnation or expropriation by any Governmental Entity of any material part of the property or assets of Dolly Varden or any of its subsidiaries, including the Dolly Varden Concessions and Dolly Varden Lands has been given or commenced, nor, to the knowledge of Dolly Varden, is any such proceeding or notice threatened.

(bb)

Permits. Dolly Varden and each of its subsidiaries has obtained, and is in compliance with, all material Permits required by applicable Laws or necessary to conduct its current business as is now being conducted. To the knowledge of Dolly Varden, there are no facts, events or circumstances that would reasonably be expected to result in a revocation of, or failure to renew in the ordinary course, such material Permits as are necessary to conduct Dolly Varden’s or its subsidiaries’ current business as is now being conducted.

(cc)

Environmental Matters. Except for any matters that, individually or in the aggregate, would not have or would not reasonably be expected to have a Dolly Varden Material Adverse Effect, each of Dolly Varden and its subsidiaries and their respective businesses, operations, and properties:

(i)	is, and has been since January 1, 2021, in compliance in all material respects with all Environmental Laws and all terms and conditions of all Environmental Permits;

(ii)	has not received any order, request or notice from any person alleging a material violation of any Environmental Law;

(iii)

(A) is not a party to any material litigation or administrative proceeding, nor to Dolly Varden’s knowledge is any material litigation or administrative proceeding threatened against it or its property or assets, which in either case: (1) asserts or alleges that it violated any Environmental Laws; (2) asserts or alleges that it is required to clean up, remove or take remedial or other response action due to the Release of any Hazardous Substances; or (3) asserts or alleges that it is required to pay all or a portion of the cost of any past, present or future cleanup, removal or remedial or other response action which arises out of or is related to the Release of any Hazardous Substances; (B) has no knowledge of any conditions existing currently which could reasonably be expected to subject it to material damages, penalties, injunctive relief or cleanup costs under any Environmental Laws or which require or are likely to require cleanup, removal, remedial action or other material response by it pursuant to applicable Environmental Laws; and (C) is not subject to any material judgment, decree, order or citation related to or arising out of applicable Environmental Law and has not been named or listed as a potentially responsible party by any Governmental Entity in a material matter arising under any Environmental Laws; and

(iv)

is not involved in operations and does not know of any facts, circumstances or conditions, including the Release of any Hazardous Substance that would reasonably be expected to result in any material Environmental Liabilities.

(dd)	Employee Benefits.

(i)

Schedule 3.1(dd) of the Dolly Varden Disclosure Letter sets forth a complete and correct list of all plans, agreements, programs, policies or practices which provide any employee benefit, fringe benefit, health, life insurance, welfare, supplemental unemployment benefit, bonus, incentive, profit sharing, deferred compensation, stock purchase, stock compensation, stock option, share appreciation rights, disability, pension, supplemental pension or other retirement savings, and any other employee or independent contractor compensation or benefit plans, policies, arrangements, practices or undertakings, whether oral or written, formal or informal, funded or unfunded, insured or uninsured, in each case which are maintained by or binding upon Dolly Varden or any of its subsidiaries or in respect of which Dolly Varden or any of its subsidiaries has any actual or potential liability (collectively, the “Dolly Varden Benefit Plans”).

(ii)

Current and complete copies of all written Dolly Varden Benefit Plans as amended to date, or where oral, written summaries of the terms thereof, have been made available for inspection to Contango and its counsel, together with copies of all material documents relating to each Dolly Varden Benefit Plan.

(iii)

Each Dolly Varden Benefit Plan has, in all material respects, been established, registered, funded, administered and invested in compliance with the terms of such Dolly Varden Benefit Plan and all applicable Laws and collective bargaining agreements relating thereto. All employer and employee payments, contributions and premiums required to be remitted, paid to or in respect of each Dolly Varden Benefit Plan have, in all material respects, been paid or remitted in a timely fashion in accordance with its terms and all applicable Laws. There is no investigation or audit by a Governmental Entity or claim (other than routine claims for payment of benefits) pending or, to the knowledge of Dolly Varden, threatened involving any Dolly Varden Benefit Plan or its assets. Dolly Varden does not reasonably expect to incur (whether or not assessed) any material penalty or Tax under Section 4980B, 4980D, 4980H, 6721 or 6722 of the Code.

(iv)

There have been no material non-exempt “prohibited transactions” (within the meaning of Section 4975 of the Code or Sections 406 or 407 of ERISA) and there have been no material breaches of fiduciary duty (as determined under ERISA) with respect to any Dolly Varden Benefit Plan, in each case, that could reasonably be expected to result in a material liability to Contango.

(v)

None of the Dolly Varden Benefit Plans is a “registered pension plan” or a “retirement compensation arrangement” as such terms are defined in the Tax Act, or any other plan organized and administered to provide pension or superannuation benefits to any current or former employees of Dolly Varden or any of its subsidiaries. None of the Dolly Varden Benefit Plans is, and Dolly Varden does not have any current or contingent liability or obligation under or with respect to, any: (i) “multiemployer plan” as defined in Section 3(37) of ERISA; (ii) “multiple employer plan” within the meaning of Section 210 of ERISA or Section 413(c) of the Code; (iii) “multiple employer welfare arrangement” as defined in Section 3(40) of ERISA; or (iv) plan that is or was subject to Title IV of ERISA or Section 412 of the Code. None of the Dolly Varden Benefit Plans provide health, life insurance or any other welfare benefits beyond retirement or other termination of service to any current or former employees of Dolly Varden (or any spouses, dependents, survivors or beneficiaries of such persons), other than as required by law. None of the Dolly Varden Benefit Plans applies to, or permits participation by, employers that are not affiliates of Dolly Varden or any of its subsidiaries.

(vi)

Neither Dolly Varden nor any of its subsidiaries has made any promise or commitment to create any additional benefit plans which would be considered to be a Dolly Varden Benefit Plan once created or to improve or change the benefits provided under any Dolly Varden Benefit Plan.

(vii)

Each Dolly Varden Benefit Plan that constitutes in any part a “nonqualified deferred compensation plan” (as defined in Section 409A(d)(1) of the Code and applicable regulatory guidance thereunder) subject to Section 409A of the Code has been established, operated and administered in all material respects with its terms and in all respects with the operational and documentary requirements of, Section 409A of the Code and applicable regulatory guidance thereunder, and no amount under any such Dolly Varden Benefit Plan is or has been, or is reasonably expected to be, subject to the interest and additional Tax set forth under Section 409A(a)(1)(B) of the Code. No current or former service provider of Dolly Varden is entitled to any gross-up or otherwise entitled to indemnification or reimbursement by Dolly Varden with respect to any Taxes, including under Sections 409A or 4999 of the Code.

(viii)

No payment or benefit that could be received (whether in cash, property or the vesting of property) or may be made by Dolly Varden with respect to any “disqualified individual” that is a U.S. person for purposes of the Code (as defined in Section 280G of the Code and the applicable regulatory guidance thereunder) could result in “excess parachute payments” within the meaning of Section 280G(b)(2) of the Code. Except as provided in this Agreement or as required by applicable Law, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement will, either alone or in combination with any other event, (i) result in an increase in the compensation or benefits payable to any current or former director, officer, employee, service provider or contractor of Dolly Varden or result in any acceleration of the time of payment or vesting of any compensation or benefits, in each case, under any Dolly Varden Benefit Plan or otherwise, (ii) entitle any current or former employee, director or other individual service provider of Dolly Varden (or any dependent or beneficiary thereof) to any payment (whether in cash, property or the vesting of property) or benefit or (iii) restrict or limit the rights of Dolly Varden to administer, amend or terminate any Dolly Varden Benefit Plan.

(ee)	Labour and Employment.

(i)

Schedule 3.1(ee) of the Dolly Varden Disclosure Letter sets out a complete and accurate list of all employees and contractors of Dolly Varden, as well as their title, date of hire, salary, wage rate, fee, vacation entitlement and total accrual, eligibility for overtime, bonus, and other material compensation. Other than as set out in Schedule 3.1(ee), no employee is on leave or otherwise absent from work. Except for those: (A) employment contracts with salaried employees of Dolly Varden or any of its subsidiaries; and (B) contracts with contractors of Dolly Varden and any of its subsidiaries identified in Schedule 3.1(ee) of the Dolly Varden Disclosure Letter, there are no written or oral contracts of employment entered into with any such employees or contractors. No employee, contractor, officer or director of Dolly Varden or any of its subsidiaries is party to a change of control, severance, termination, golden parachute or similar agreement or provision or would receive under such agreement or provision as a result of the Arrangement:

(A)	any payment (including severance, unemployment compensation, “golden parachute”, bonus or otherwise) or increase any benefits otherwise payable;

(B)

any increase in the rate of, or acceleration of the time of payment or vesting of, wages, salaries, commissions, bonuses, incentive compensation or other remuneration, severance entitlement, or benefits otherwise payable; or

(C)	an acceleration in the time of payment or vesting of any benefits or entitlements otherwise available pursuant to any Dolly Varden Benefit Plan.

(ii)

Neither Dolly Varden nor any of its subsidiaries is subject to any collective agreement, either directly or by operation of law, with any trade union or association which may qualify as a trade union, nor does any trade union or association which may qualify as a trade union hold bargaining rights relating to Dolly Varden or any of its subsidiaries or their employees. There are no outstanding labour tribunal (administrative or judicial) proceedings of any kind related to any labour or employment obligation under any applicable Laws, including unfair labour practice proceedings or any proceedings which could result in certification of a trade union as bargaining agent for any employees of Dolly Varden or any of its subsidiaries. No material claim relating to termination of employment with Dolly Varden or its subsidiaries is pending or, to the knowledge of Dolly Varden, threatened. To the knowledge of Dolly Varden, there are no threatened or apparent union organizing activities involving employees of Dolly Varden or any of its subsidiaries nor is Dolly Varden or any of its subsidiaries currently negotiating any collective agreement.

(iii)	No labour strike, lock-out, slowdown or work stoppage is pending against or directly affecting Dolly Varden or any of its properties.

(iv)

All amounts due or accrued for all salary, wages, commissions, bonuses, vacation pay, other compensation and benefits under the Dolly Varden Benefit Plans to the employees and contractors of Dolly Varden and its subsidiaries for the period up to December 31, 2024 have either been paid or are accurately reflected in Dolly Varden’s financial books and records.

(v)

Each of Dolly Varden and its subsidiaries is in compliance with all material terms and conditions of employment and all Laws respecting employment, including pay equity, accessibility, employment standard, wages, hours of work, overtime, occupational health and safety, workers compensation, human rights and privacy. To the knowledge of Dolly Varden, neither Dolly Varden nor any of its subsidiaries is subject to any outstanding or pending grievance, complaint, investigation, order, claim of wrongful dismissal, constructive dismissal, unfair labour practice, human rights violation or any other similar dispute relating to employment or termination of employment or relationships with employees, consultants or independent contractors and there is no basis for such grievance, complaint, investigation, order or claim. No event has occurred that, with notice or lapse of time or both, would constitute a breach, violation or default of such terms and conditions of employment and Laws by Dolly Varden or any of its subsidiaries.

(vi)

Dolly Varden and its subsidiaries have withheld from each payment made to any of its present or former employees, contractors, officers or directors, or to other persons, all amounts required by Law to be withheld by it on account of income taxes, pension plan contributions, employment insurance premiums, employer health taxes, workers compensation and similar taxes and levies, and has remitted such withheld amounts within the required time to the appropriate Governmental Entity.

(vii)	All independent contractors retained or used by Dolly Varden have been properly classified and Dolly Varden has not received any notice challenging such classification from any Governmental Entity.

(ff)	Data Privacy and Security.

(i)

Dolly Varden has administrative, technical and physical safeguards (including monitoring compliance with such safeguards) to protect the confidentiality, privacy and security of Personal Information and the systems, technology and networks that process Personal Information (the “Dolly Varden Information Security”). Dolly Varden has provided true, correct and complete copies of all written policies and procedures related to the Dolly Varden Information Security. Each of Dolly Varden’s employees has received appropriate training on the Dolly Varden Information Security relevant to each such employee’s role.

(ii)

Neither Dolly Varden nor its subsidiaries has experienced: (i) any unauthorized processing of Personal Information in the possession, custody or control of any of Dolly Varden or its subsidiaries; or (ii) any unauthorized processing by a third party of Personal Information processed for or on behalf of Dolly Varden or its subsidiaries. Dolly Varden has not knowingly, acted in a manner, is not aware of any incident or by the exercise or reasonable diligence would not be aware of any incident that would trigger an obligation to notify any person or Governmental Entity under any applicable Laws or Contract.

(iii)

Dolly Varden and its subsidiaries are in compliance with and has complied with, in all material respects, (i) all Laws related to Personal Information; (ii) all policies, procedures, processes, statements or notices related to Personal Information to the extent such policies, procedures, processes, statements or notices are legally binding or give rise to legally-enforceable duties; and (iii) each Contract related to the processing of Personal Information (collectively, the “Privacy Legal Requirements”).

(iv)

Dolly Varden and its subsidiaries either transmits Personal Information across jurisdictional borders in compliance in all material respects with all Privacy Legal Requirements or processes Personal Information exclusively in the same jurisdiction as each data subject to which it relates resides.

(v)

Dolly Varden and its subsidiaries have entered into written agreements with each third party service provider, vendor and business partner that processes Personal Information, such as payment card processors, advertising and marketing agencies, cloud storage vendors and outsourced technology or human resource functions, (collectively, “Data Related Vendors”) containing commercially reasonable provisions for data privacy and security. Dolly Varden has taken reasonable steps to select and retain only those Data Related Vendors that are capable of maintaining the confidentiality, privacy and security of the Personal Information that they process on behalf of Dolly Varden or its subsidiaries.

(vi)

No person has commenced or threatened within the past five (5) years any action or other written complaint, audit, proceeding, claim or investigation arising from or relating to the processing of Personal Information by, for or on behalf of Dolly Varden or its subsidiaries.

(vii)

The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein shall not cause, constitute or result in a breach or violation of any Privacy Legal Requirement, any policy, procedure, process, statement or notice of Dolly Varden as it currently exists or as it existed at any time during which any Personal Information was processed by or on behalf of Dolly Varden or its subsidiaries.

(gg)	Intellectual Property

(i)

Schedule 3.1(gg) of the Dolly Varden Disclosure Letter sets forth a true, correct, and complete list of all Intellectual Property owned by Dolly Varden or its subsidiaries. Dolly Varden or one of its subsidiaries owns (free and clear of any Liens), or possesses valid rights to use, all Intellectual Property necessary to conduct the business of Dolly Varden as it is currently conducted, and to lease, own, use and operate its properties and assets as currently leased and operated.

(ii)

To the knowledge of Dolly Varden, no third party is currently infringing or misappropriating any material Intellectual Property owned by Dolly Varden or any of its subsidiaries. Neither Dolly Varden nor any of its subsidiaries has infringed or misappropriated any Intellectual Property of any third party or received any material written claim of infringement or misappropriation of any Intellectual Property of any third party.

(hh)

Compliance with Laws. Each of Dolly Varden and its subsidiaries is, and at all times has been, in compliance in all material respects with and is not in violation, and has not received written notice of any alleged violation, in any material respect of any applicable Laws, other than non-compliance or violations which would not, individually or in the aggregate, result in a Dolly Varden Material Adverse Effect.

(ii)

Winding Up. No order has been made, petition presented or meeting convened for the purpose of winding up of Dolly Varden or any of its subsidiaries, or for the appointment of any provisional liquidator or in relation to any other process whereby the business is terminated and the assets of Dolly Varden or any of its subsidiaries are distributed amongst the creditors, shareholders or other contributors, and there are no proceedings under any applicable insolvency, bankruptcy, reorganisation or similar laws in any relevant jurisdiction, and no events have occurred which, under applicable Laws, would be reasonably likely to justify any such cases or proceedings.

(jj)

Administration and Receivership. To the knowledge of Dolly Varden, no person has taken any step, legal proceeding or other procedure with a view to the appointment of an administrator, whether out of court or otherwise, in relation to Dolly Varden or any of its subsidiaries, and no receiver (including any administrative receiver) has been appointed in respect of the whole or any part of any of the property, assets or undertaking of Dolly Varden or any of its subsidiaries nor has any such order been made (including, in any relevant jurisdiction, any other order by which, during the period it is in force, the affairs, business and assets of the company concerned are managed by a person appointed by any Governmental Entity).

(kk)	Voluntary Arrangement, Etc. Neither Dolly Varden nor any of its subsidiaries has made any voluntary arrangement with any of its creditors or is insolvent or unable to pay its debts as they fall due.

(ll)

Related Party Transactions. Other than among Dolly Varden and its subsidiaries, the Ancillary Rights Agreement, Investor Rights Agreement, pursuant to existing employment agreements entered into between Dolly Varden and its subsidiaries with their respective officers and directors or existing agreements made by Dolly Varden pursuant to the Dolly Varden Equity Incentive Plans, there are no Contracts or other transactions currently in place between Dolly Varden or any of its subsidiaries, on the one hand, and, on the other hand: (i) any Dolly Varden Shareholder of record or, to the knowledge of Dolly Varden, beneficial owner of 5% or more of the Dolly Varden Shares; (ii) any officer or director of Dolly Varden or any of its subsidiaries; or (iii) to the knowledge of Dolly Varden, any affiliate or associate of any such, officer, director, or Dolly Varden Shareholder of record or beneficial owner.

(mm)	Registration Rights. No Dolly Varden Securityholder has any right to compel Dolly Varden to register the Dolly Varden Shares (or any of them) for public sale or distribution.

(nn)

Restrictions on Business Activities. There is no arbitral award, judgment, injunction, order or decree binding upon Dolly Varden or any of its subsidiaries that has or could reasonably be expected to have the effect of prohibiting, restricting, or impairing in any material respect: (i) any business practice; (ii) any acquisition or disposition of property; or (iii) the conduct of the business, as currently conducted.

(oo)

Shareholder Rights Plan. There is no shareholder rights plan, “poison pill”, anti- takeover plan, or similar arrangement in effect to which Dolly Varden or any of its subsidiaries is subject, party to or otherwise bound.

(pp)

Relationships with Suppliers. Dolly Varden has not received any written notice that any supplier whose services, if discontinued or withheld, would be reasonably expected to materially affect operations relating to the Dolly Varden Projects, intends to cancel, terminate or otherwise modify or not renew its relationship with Dolly Varden or its subsidiaries.

(qq)

Brokers. No broker, investment banker, financial advisor or other person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of Dolly Varden, other than the Dolly Varden Financial Advisor, the fees and expenses of which are as set forth in their engagement letter (true and complete copies of which have been provided to Contango).

(rr)

Insurance. Dolly Varden and its subsidiaries have in place reasonable and prudent insurance policies appropriate for its size, nature and stage of development. All such policies of insurance as are listed in Schedule 3.1(rr) of the Dolly Varden Disclosure Letter. All insurance maintained by or in respect of Dolly Varden or any of its subsidiaries is in full force and effect and in good standing and Dolly Varden will use reasonable commercial efforts to keep them in full force and effect or renew them as appropriate through the Effective Date. Neither Dolly Varden nor any of its subsidiaries is in default, whether as to payment of premium or otherwise, under the terms of any such insurance nor has Dolly Varden or any of its subsidiaries failed to give any notice or present any material claim under any such insurance in a due and timely fashion or received notice or otherwise become aware of any intent of an insurer to either claim any default on the part of Dolly Varden or any of its subsidiaries or not to renew any policy of insurance on its expiry or to increase any deductible or cost.

(ss)	Corrupt Practices Legislation.

(i)

Neither Dolly Varden nor any of its subsidiaries, nor, to Dolly Varden’s knowledge, any of their respective directors, officers, agents, employees, consultants or other persons acting on behalf of Dolly Varden or any of its subsidiaries has offered or given, and Dolly Varden is not aware of or does not have any knowledge of any person that has offered or given on its behalf, anything of value to any official of a Governmental Entity, any political party or official thereof or any candidate for political office, any customer or member of any Governmental Entity, or any other person (including any Indigenous or aboriginal official, candidate or community member), in any such case while knowing or having reason to know that all or a portion of such money or thing of value may be offered, given or promised, directly or indirectly, for the purpose of any of the following:

(A)

influencing any action or decision of such person, in such person’s official capacity, including a decision to fail to perform such person’s official function in order to obtain or retain an advantage for Dolly Varden or any of its subsidiaries in the course of business;

(B)

inducing such person to use such person’s influence with any Governmental Entity to affect or influence any act or decision of such Governmental Entity to assist Dolly Varden or any of its subsidiaries in obtaining or retaining business for, with, or directing business to, any person or otherwise to obtain or retain an advantage in the course of business; or

(C)

where such payment would constitute a bribe, rebate, payoff, influence payment, kickback or illegal or improper payment to assist Dolly Varden or the subsidiary in obtaining or retaining business for, with, or directing business to, any person.

(ii)

There have been no actions taken by Dolly Varden, any of its subsidiaries or, to the knowledge of Dolly Varden, by any persons on behalf of Dolly Varden or any of its subsidiaries, that would cause Dolly Varden or its subsidiaries or such persons to be in violation of the Corruption of Foreign Public Officials Act (Canada) or the Foreign Corrupt Practices Act of 1977 (United States), as amended (collectively, the “Corruption Acts”) or any similar legislation in any jurisdiction in which Dolly Varden or any of its subsidiaries conduct their business and to which Dolly Varden or any of its subsidiaries may be subject.

(iii)

The financial records of Dolly Varden and its subsidiaries have at all times been maintained in compliance with the Corruption Acts, during such times and to the extent Dolly Varden and its subsidiaries were subject to any such Corruption Act.

(iv)

There are no proceedings or investigations under the Corruption Acts or any similar legislation in any jurisdiction in which Dolly Varden and its subsidiaries conduct their business pending against Dolly Varden or any of its subsidiaries, nor any of their respective directors, officers, agents, employees, consultants or other persons acting on behalf of Dolly Varden or any of its subsidiaries, or to the knowledge of Dolly Varden, threatened against or affecting, Dolly Varden or any of its subsidiaries or any of their respective directors, officers, agents, employees, consultants or other persons acting on behalf of Dolly Varden or any of its subsidiaries.

(tt)

Anti-Money Laundering. The operations of Dolly Varden and its subsidiaries are in material compliance with the financial record-keeping and reporting requirements of the anti-money laundering and anti-terrorism statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entities to which Dolly Varden or the subsidiary is subject, including the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (collectively, the “Money Laundering Laws”), and no action, suit, proceeding, investigation or notice by, before or from any Governmental Entity involving Dolly Varden or any of its subsidiaries with respect to the Money Laundering Laws is pending.

(uu)

Indigenous Claims. There are no claims with respect to Indigenous or aboriginal rights currently, or pending or threatened, with respect to any of the Dolly Varden Projects or in respect of any other properties in which Dolly Varden has a direct or indirect economic interest.

(vv)

NGOs and Community Groups. No material dispute (including any dispute relating to the ownership of any Dolly Varden’s or its subsidiaries properties) between Dolly Varden or any of its subsidiaries and any non-governmental organization, community, community group, Indigenous group exists or, to the knowledge of Dolly Varden, is threatened with respect to any of Dolly Varden’s or any of its subsidiaries’ properties or operations. Dolly Varden has provided Contango and the Acquiror with full and complete access to all material correspondence received by Dolly Varden, its subsidiaries or their respective Representatives from any non-governmental organization, community, community group or Indigenous group.

(ww)	Foreign Private Issuer. Dolly Varden is a “foreign private issuer” within the meaning of Rule 3b-4 under the U.S. Exchange Act.

(xx)	Not an Investment Company. Dolly Varden is not registered or required to be registered as an “investment company” within the meaning of the U.S. Investment Company Act of 1940, as amended.

(yy)	Ownership of Contango Shares or other Securities. Neither Dolly Varden nor any of its affiliates own any Contango Shares or any other securities of Contango.

3.2	Survival of Representations and Warranties of Dolly Varden

The representations and warranties of Dolly Varden contained in this Agreement shall not survive the completion of the Arrangement and shall expire and be terminated on the earlier of the Effective Time and the date on which this Agreement is terminated in accordance with its terms.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF CONTANGO

4.1	Representations and Warranties of Contango

Contango hereby represents and warrants to and in favour of Dolly Varden as follows, except to the extent that such representations and warranties are qualified by the Contango Disclosure Letter and acknowledges that Dolly Varden is relying upon such representations and warranties in connection with the entering into of this Agreement:

(a)

Board Recommendation. The Contango Board, after consultation with its financial and legal advisors, has determined unanimously that the Arrangement and entry into this Agreement, and all acts and transactions contemplated thereby, are in the best interests of Contango and the Contango Shareholders and has resolved unanimously to recommend to the Contango Shareholders that they vote in favour of the Contango Arrangement Proposal (such determination and recommendation, the “Contango Board Recommendation”).

(b)

Fairness Opinion. The Contango Board has received the oral opinion, subsequently confirmed in writing, of the Contango Financial Advisor, which opinion has not been modified, amended, qualified or withdrawn, to the effect that, as of the date of this Agreement, and subject to the assumptions, limitations and qualifications set forth therein, the Exchange Ratio is fair, from a financial point of view, to such Contango Shareholders (the “Contango Fairness Opinion”).

(c)

Organization and Qualification. Contango, each of its subsidiaries and the Peak Gold JV is a corporation duly incorporated or an entity duly created and validly existing under all applicable Laws of its jurisdiction of incorporation, continuance or creation and has all necessary corporate power and capacity to own its property and assets as now owned and to carry on its business as it is now being conducted. Contango, each of its subsidiaries and the Peak Gold JV is duly qualified to carry on business and is in good standing in each jurisdiction in which the character of its properties and assets owned, leased, licensed or otherwise held, or the nature of its activities makes such qualification necessary, except where the failure to be so registered or in good standing would not reasonably be expected to have a Contango Material Adverse Effect.

(d)

Authority Relative to this Agreement. Contango has the requisite corporate power and capacity to enter into this Agreement and (subject to receipt of the Contango Shareholder Approval) to perform its obligations hereunder. The execution and delivery of this Agreement by Contango and the performance by Contango of its obligations under this Agreement have been duly authorized by the Contango Board and no other corporate proceedings on the part of Contango are necessary to authorize the execution and delivery of this Agreement or the performance by Contango of its obligations under this Agreement or the completion of the Arrangement pursuant to the Plan of Arrangement, other than the Contango Shareholder Approval. This Agreement has been duly executed and delivered by Contango and constitutes a legal, valid and binding obligation of Contango, enforceable against Contango in accordance with its terms, subject to the qualification that such enforceability may be limited by bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting rights of creditors and that equitable remedies, including specific performance, may be granted only in the discretion of a court of competent jurisdiction.

(e)

No Violations. Subject to obtaining the Contango Shareholder Approval, the Key Third Party Consents and Key Regulatory Approvals, none of the execution and delivery of this Agreement by Contango, the performance by Contango of its obligations hereunder or the completion of the Arrangement pursuant to the Plan of Arrangement, or compliance by Contango or any of its subsidiaries with any of the provisions hereof will:

(i)

violate, conflict with, or result (with or without notice or the passage of time) in a violation or breach of any provision of, or require any consent, approval or notice under, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in a right of termination or acceleration under, or cause any suspension or revocation of, or result in the creation of any Lien (other than a Permitted Lien) upon, any of the properties or assets of Contango or any of its subsidiaries, or result in any material restriction, hindrance, impairment or limitation on the ability of Contango or any of its material subsidiaries to conduct their business as and where it is now being conducted, or cause any payment or other obligation to be imposed on Contango or its material subsidiaries, under any of the terms, conditions or provisions of:

(A)	their respective articles of incorporation and bylaws or other comparable constating documents or the constating documents of the Peak Gold JV (including the Peak Gold JV Agreement);

(B)	any note, bond, mortgage, indenture, loan agreement or deed of trust to which Contango, any of its material subsidiaries or the Peak Gold JV is a party or any Contango Material Contract;

(C)	any Law applicable to Contango or any of its material subsidiaries or any of their respective properties or assets; or

(D)	any Permit currently in effect in respect of Contango or any of its material subsidiaries or the Peak Gold JV; or

(ii)

give rise to any rights of first refusal or trigger any change in control provisions or any restrictions or limitation under any note, bond, mortgage, indenture, loan agreement or deed of trust to which Contango or any of its material subsidiaries is a party or under any Contango Material Contract or under any Permit held by Contango, the Peak Gold JV or any of its material subsidiaries, or

(iii)	result in the imposition of any Lien (other than a Permitted Lien) upon any property or assets of Contango or any of its material subsidiaries.

(f)

Capitalization. The authorized share capital of Contango consists of 45,000,000 Contango Shares and 15,000,000 shares of preferred stock of Contango. As of the close of business on the Business Day prior to the date of this Agreement, there are issued and outstanding 14,964,048 Contango Shares (which includes 452,730 Contango Shares of unvested restricted stock). Contango has 1,203,875 warrants convertible upon exercise into 1,203,875 Contango Shares. There are 655,738 Contango Shares issuable upon conversion of the QRC Debenture. Except as disclosed above, there are no options, warrants, conversion privileges or other rights, agreements, arrangements or commitments (pre-emptive, contingent or otherwise) of any character whatsoever requiring or which may require the issuance, sale or transfer by Contango of any securities of Contango (including Contango Shares), or any securities or obligations convertible into, or exchangeable or exercisable for, or otherwise evidencing a right or obligation to acquire, any securities of Contango (including Contango Shares) or any of its subsidiaries. All outstanding Contango Shares have been duly authorized and validly issued, are fully paid and non-assessable, and all Contango Shares issuable upon the exercise of the Contango warrants or vesting of Contango unvested restricted stock in accordance with their respective terms have been duly authorized and, upon issuance, will be validly issued as fully paid and non-assessable. Schedule 4.1(f) to the Contango Disclosure Letter sets forth, as of the date hereof, the holders of all Contango warrants and unvested restricted stock, including the number, exercise prices, and expiration dates of each grant to such holders, as applicable. There are no securities of Contango or of any of its subsidiaries outstanding which have the right to vote generally (or, other than the Contango warrants, unvested restricted stock and the QRC Debenture, are convertible into, or exchangeable or exercisable for, or may vest into, securities having the right to vote generally) with the Contango Shareholders on any matter. There are no outstanding contractual or other obligations of Contango to repurchase, redeem or otherwise acquire any of its securities or with respect to the voting or disposition of any outstanding securities of its subsidiaries or the Peak Gold JV (except pursuant to the Peak Gold JV Agreement). There are no outstanding bonds, debentures or other evidences of indebtedness of Contango or any of its subsidiaries having the right to vote with the Contango Shareholders on any matters.

(g)	Shareholder and Similar Agreements. Contango is not party to any shareholder, pooling, voting trust or other similar agreement relating to the issued and outstanding shares in the capital of Contango.

(h)

Reporting Status and Securities Laws Matters. Contango is not a “reporting issuer” under applicable Securities Laws. The Contango Shares are registered under Section 12(b) of the U.S. Exchange Act and Contango is in compliance in all material respects with applicable U.S. Securities Laws. No delisting, suspension of trading in or cease trading order with respect to any securities of Contango and, to the knowledge of Contango, no inquiry or investigation (formal or informal) of Contango or the Contango Public Disclosure Record by any Securities Authority, is in effect or ongoing or, to the knowledge of Contango, threatened or expected to be implemented or undertaken. The Contango Shares are listed and posted for trading on the NYSE American. Contango is in compliance with applicable requirements of the NYSE American, except where non-compliance would not be reasonably expected to result in a Contango Material Adverse Effect or prevent or materially delay the consummation of the transactions contemplated by this Agreement or the completion of the Arrangement pursuant to the Plan of Arrangement.

(i)

Ownership of Subsidiaries. Schedule 4.1(i) of the Contango Disclosure Letter includes a complete and accurate list of all subsidiaries owned, directly or indirectly, by Contango and its ownership in the Peak Gold JV. All of the issued and outstanding shares of capital stock and other ownership interests in each of the subsidiaries of Contango and Contango’s interest in the Peak Gold JV are duly authorized, validly issued, fully paid and non-assessable, and all such shares and other ownership interests are legally and beneficially owned, directly or indirectly, by Contango free and clear of all Liens and there are no outstanding options, warrants, rights, entitlements, understandings or commitments (contingent or otherwise) regarding the right to purchase or acquire, or securities convertible into, or exchangeable or exercisable for, any such shares of capital stock or other ownership interests in or material assets or properties of a subsidiary (except in accordance with the Peak Gold JV Agreement). There are no contracts, commitments, agreements, understandings, arrangements or restrictions which require any of the subsidiaries to issue, sell or deliver any shares in its share capital or other ownership interests, or any securities or obligations convertible into, or exchangeable or exercisable for, any shares of its share capital or other ownership interests (except as set out in the Peak Gold JV Agreement). There are no outstanding options, rights, entitlements, understandings or commitments (contingent or otherwise) providing to any third party the right to acquire any shares or other ownership interests in any of the subsidiaries or the Peak Gold JV (except as set out in the Peak Gold JV Agreement).

(j)

Regulatory Approvals. Other than the Key Regulatory Approvals, there are no approvals required from, or notices required to be given to, any Governmental Entity which would prevent or materially delay consummation by Contango of the transactions contemplated by this Agreement and the Arrangement.

(k)

Consents. Other than the Key Third Party Consents, there are no consents or waivers required from any party under any Contango Material Contract to which Contango or its subsidiaries are a party in order for Contango to proceed with the completion of the transactions contemplated by this Agreement or the Arrangement pursuant to the Plan of Arrangement.

(l)

Public Filings. Contango has filed or furnished, as applicable, all documents in the Contango Public Disclosure Record required to be filed or furnished by it in accordance with applicable U.S. Securities Laws and the requirements of the NYSE American. All such documents and information comprising the Contango Public Disclosure Record, as of their respective dates (and the dates of any amendments thereto): (i) did not contain any misrepresentation; and (ii) complied in all material respects with the requirements of applicable U.S. Securities Laws and the applicable policies of the NYSE American relating to continuous disclosure requirements. Contango has not filed any confidential material change report with any Securities Authorities that at the date of this Agreement, remains confidential. Since January 1, 2024, there has been no change in a material fact or a material change (as those terms are defined under the Securities Act) in relation to Contango, except for: (A) changes in material facts or material changes that are reflected in a document included in the Dolly Varden Public Disclosure Record and (B) this Agreement and the transactions contemplated hereby.

(m)	Contango Financial Statements.

(i)

Contango’s audited financial statements as at and for the financial years ended December 31, 2023 and December 31, 2024 (including the notes thereto and the report of the auditors thereon) and Contango’s unaudited financial statements for the interim period ended September 30, 2025 (collectively the “Contango Financial Statements”) were prepared in accordance with U.S. GAAP consistently applied and fairly present in all material respects the consolidated financial position, results of operations and changes in financial position of Contango and its subsidiaries as of the dates thereof and for the periods indicated therein (subject, in the case of any unaudited interim financial statements, to normal period-end adjustments) and reflect reserves required by U.S. GAAP in respect of all material contingent liabilities, if any, of Contango and its subsidiaries on a consolidated basis. There has been no material change in Contango’s accounting policies since December 31, 2024 except as disclosed in the Contango Public Disclosure Record or as required by U.S. GAAP.

(ii)

The management of Contango has established and maintained a system of disclosure controls and procedures designed to provide reasonable assurance that information required to be disclosed by Contango in its annual filings, interim filings or other reports filed or submitted by it under the applicable Laws imposed by Governmental Entities is recorded, processed, summarized and reported within the time periods specified in such Laws imposed by such Governmental Entities. Such disclosure controls and procedures include controls and procedures designed to ensure that information required to be disclosed by Contango in its annual filings, interim filings or other reports filed or submitted under the applicable Laws imposed by Governmental Entities is accumulated and communicated to Contango’s management, including its chief executive officer and chief financial officer (or persons performing similar functions), as appropriate to allow timely decisions regarding required disclosure.

(iii)

Contango maintains internal control over financial reporting. Such internal control over financial reporting is effective in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. GAAP and includes policies and procedures that: (A) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of Contango and its subsidiaries; (B) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with U.S. GAAP, and that receipts and expenditures of Contango and its subsidiaries are being made only with authorizations of management and directors of Contango and its subsidiaries, as applicable; and (C) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of Contango or its subsidiaries that could have a material effect on its financial statements.

(iv)

To the knowledge of Contango: (A) there are no material weaknesses in the design and implementation or maintenance of its internal control over financial reporting of Contango that are reasonably likely to adversely affect the ability of Contango to record, process, summarize and report financial information; and (B) there is no fraud, whether or not material, that involves management or other employees who have a significant role in the internal control over financial reporting of Contango.

(v)

Since December 31, 2024, neither Contango nor any of its subsidiaries nor, to Contango’s knowledge, any Representative of Contango or any of its subsidiaries has received or otherwise had or obtained knowledge of any complaint, allegation, assertion, or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of Contango or any of its subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion, or claim that Contango or any of its subsidiaries has engaged in questionable accounting or auditing practices, which has not been resolved to the satisfaction of the audit committee of the Contango Board.

(vi)	The accountants who reported on the Contango Financial Statements are independent with respect to Contango within the meaning of U.S. Securities Laws.

(n)

Books and Records. The financial books, records and accounts of Contango and its subsidiaries, in all material respects: (i) have been maintained, in the case of Contango in accordance with U.S. GAAP, and in the case of its subsidiaries in accordance with generally accepted accounting principles of their respective governing jurisdictions; (ii) are stated in reasonable detail and accurately and fairly reflect the material transactions and dispositions of the assets of Contango and its subsidiaries; and (iii) accurately and fairly reflect the basis for the Contango Financial Statements. The corporate records and minute books for each of Contango and its subsidiaries contain, in all material respects, complete and accurate minutes of all meetings and resolutions of the directors and shareholders of Contango and each of its subsidiaries held or passed, as applicable, since their incorporation, merger, amalgamation or acquisition by Contango, as the case may be.

(o)

No Undisclosed Liabilities. Other than as disclosed in the most recent Contango Financial Statements filed, or furnished, as applicable, on EDGAR, as incurred in the ordinary course of business since the date of such financial statements, as disclosed in this Agreement, or inter-company indebtedness, liabilities and guarantees among Contango and its subsidiaries, Contango, its subsidiaries, and to the knowledge of Contango, the Peak Gold JV, have no outstanding material indebtedness or material liabilities and are not party to or bound by any material suretyship, guarantee, indemnification or assumption agreement, or endorsement of, or any other similar commitment with respect to the material accrued, contingent or other obligations, liabilities or indebtedness of any nature, of any person, either matured or unmatured.

(p)

No Contango Material Adverse Effect. Since December 31, 2024, there has been no Contango Material Adverse Effect and no effect, change, development, event or occurrence that would, individually or in the aggregate, reasonably be expected to cause a Contango Material Adverse Effect.

(q)	No Dividend or Distribution. Since December 31, 2024, there has been no dividend or distribution of any kind declared, paid or made by Contango on any Contango Shares.

(r)

Contracts. Schedule 4.1(r) of the Contango Disclosure Letter includes a complete and accurate list of all Contango Material Contracts. Neither Contango or any of its subsidiaries is a party to any contract that is material to Contango and its subsidiaries, taken as a whole, other than the Contango Material Contracts. All Contango Material Contracts are in full force and effect, and Contango or its subsidiaries are entitled to all rights and benefits thereunder in accordance with the terms thereof. Contango has made available to Dolly Varden for inspection true and complete copies of all Contango Material Contracts. All of the Contango Material Contracts are valid and binding obligations of Contango enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency and other laws affecting the enforcement of creditors’ rights generally and subject to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction. Contango and its subsidiaries have complied in all material respects with all terms of such Contango Material Contracts, have paid all amounts due thereunder, have not waived any rights thereunder and no material default or breach exists in respect thereof on the part of Contango or any of its subsidiaries or, to the knowledge of Contango or any of its subsidiaries, on the part of any other party thereto, and no event has occurred which, after the giving of notice or the lapse of time or both, would constitute such a material default or breach or trigger a right of termination of any of the Contango Material Contracts. As at the date of this Agreement, neither Contango nor any of its subsidiaries has received written notice that any party to a Contango Material Contract intends to cancel, terminate or otherwise modify or not renew such Contango Material Contract, and to the knowledge of Contango or any of its subsidiaries, no such action has been threatened. Neither Contango nor any of its subsidiaries is a party to any Contango Material Contract that contains any non-competition obligation or otherwise restricts in any material way the business of Contango or any of its subsidiaries.

(s)

Litigation. There are no Proceedings pending or, to the knowledge of Contango, threatened affecting Contango or any of its subsidiaries or affecting any of the Contango Concessions, property or assets at law or in equity, including matters arising under Environmental Laws. Neither Contango nor any of its subsidiaries nor their respective assets or properties is subject to any outstanding judgement, order, writ, injunction or decree.

(t)	Taxes.

(i)

Each of Contango and its subsidiaries has duly and timely filed all material Returns required to be filed by it with the appropriate Governmental Entity prior to the date hereof and all such material Returns are complete and correct in all material respects.

(ii)	Each of Contango and its subsidiaries has paid on a timely basis all material Taxes, including all instalments on account of Taxes for the current year, that are due and payable by it.

(iii)

Each of Contango and its subsidiaries has established reserves on its books and records, in the case of Contango in accordance with U.S. GAAP, and in the case of its subsidiaries in accordance with generally accepted accounting principles of their respective governing jurisdictions, adequate for the payment of any Taxes not yet due and payable and will continue doing so until the Effective Date.

(iv)

Neither Contango nor any of its subsidiaries is party to or bound by any tax sharing agreement, tax indemnity obligation in favour of any person or similar agreement in favour of any person with respect to Taxes (including any advance pricing agreement or other similar agreement relating to Taxes with any Governmental Entity) (excluding Contracts entered into in the ordinary course of business, the primary purpose of which does not relate to Tax).

(v)

Neither Contango nor any of its subsidiaries will be required to include in a tax period ending after the Effective Time any amount of net taxable income (after taking into account deductions claimed for such a period that relate to a prior period) attributable to income that accrued, or that was required to be reported for financial accounting purposes in a prior taxable period but that was not included in taxable income for that or another prior tax period.

(vi)

Each of Contango and its subsidiaries has maintained and continues to maintain, in the place and manner prescribed by applicable Law, all records and books of account required to be maintained under applicable Laws with respect to Taxes.

(vii)

No material deficiencies, litigation, proposed adjustments or matters in controversy exist or have been asserted, in any case in writing, with respect to Taxes of Contango or any of its subsidiaries. Neither Contango nor any of its subsidiaries is party to any action or proceeding for assessment or collection of Taxes and no such event has been asserted or, to the knowledge of Contango, threatened, in any case in writing, against Contango or any of its subsidiaries or any of their respective assets.

(viii)

There are no material Liens for unpaid Taxes (other than in respect of Taxes not yet due and payable or Liens for Taxes that are being contested in good faith by appropriate proceedings pursuant to applicable Laws) upon any of the assets of Contango or any of its subsidiaries.

(ix)

None of Contango or any of its subsidiaries has requested, offered to enter into or entered into any agreement or other arrangement, or executed any waiver, providing for any extension of time within which: (i) to file any Return covering any Taxes for which Contango or any of its subsidiaries is or may be liable (other than automatic six-month extensions for U.S. federal and applicable state income Returns); (ii) to file any elections, designations or similar filings relating to Taxes for which Contango or any of its subsidiaries is or may be liable; (iii) Contango or any of its subsidiaries is required to pay or remit any Taxes or amounts on account of Taxes; or (iv) any Governmental Entity may assess or collect Taxes for which Contango or any of its subsidiaries is or may be liable.

(x)

Each of Contango and its subsidiaries has duly and timely withheld all material Taxes and other amounts required by Law to be withheld by it (including Taxes and other amounts required to be withheld by it in respect of any amount paid or credited or deemed to be paid or credited by it to or for the account or benefit of any person, including any employees, officers or directors and any non-resident person), and has duly and timely remitted to the appropriate Governmental Entity such Taxes and other amounts required by Law to be remitted by it.

(xi)

Each of Contango and its subsidiaries has duly and timely collected all material amounts on account of any sales or transfer taxes, including goods and services, harmonized sales and provincial or territorial sales taxes, required by Law to be collected by it and has duly and timely remitted to the appropriate Governmental Entity any such amounts required by Law to be remitted by it.

(xii)

Each of Contango and its subsidiaries has complied in all material respects with the transfer pricing provisions of each applicable Law relating to Taxes, including the contemporaneous documents and disclosure requirements thereunder.

(xiii)	No jurisdiction or authority in which Contango or a subsidiary, as applicable, does not file a Return has alleged that Contango or such subsidiary, as applicable, is required to file such a Return.

(xiv)	Contango is, and has been at all times during its existence properly classified as a corporation for U.S. federal income tax purposes.

(xv)

None of Contango or any of its subsidiaries has distributed equity securities of another person, or has had its equity securities distributed by another person, in the two (2) years preceding the date hereof in a transaction that was purported or intended to be governed in whole or in part by Sections 355 or 361 of the Code (or any analogous provision of state, local or non-U.S. Law).

(xvi)

None of Contango or any of its subsidiaries is or has been a party to any “listed transaction” as defined in Section 6707A(c)(2) of the Code and United States Treasury Regulation Section 1.6011-4(b)(2).

(xvii)

None of Contango or any of its subsidiaries (i) has been a member of an affiliated group within the meaning of Section 1504 of the Code filing a consolidated U.S. federal income tax return, or any other affiliated, consolidated, combined, unitary or similar group (other than a group the common parent of which is or was Contango or any of its subsidiaries) for purposes of filing Returns or paying Taxes; or (ii) has any material liability for Taxes of any person (other than Contango and its subsidiaries) under United States Treasury Regulations Section 1.1502-6 (or any analogous provision of state, local or non-U.S. Law) or other applicable Law, as a transferee or successor or otherwise;

(xviii)

None of Contango or any of its subsidiaries has taken or agreed to take any action that would prevent the Arrangement from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code and (B) Contango is not aware of any agreement, plan or other circumstance that would prevent the Arrangement from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

(xix)	Contango is currently a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code.

(xx)	The Contango Shares are currently, and are reasonably expected to remain, regularly traded on an established securities market within the meaning of Section 897(c)(3) of the Code.

(u)	Property.

(i)

All of the Contango Concessions are listed in Schedule 4.1(u)(i) of the Contango Disclosure Letter and are, in all material respects, the only interests required to conduct Contango’s and its subsidiaries’ current activities at the Contango Projects.

(ii)

Each of the Contango Concessions and Contango Lands is in good standing in all material respects and is held by Contango free and clear of all material Liens other than Permitted Liens or as disclosed in Schedule 4.1(u)(ii) of the Contango Disclosure Letter, and no person has any agreement or right to acquire an interest in such assets.

(iii)	Contango has possession of, and the right to deal with, the Contango Concessions and Contango Lands.

(iv)

There are no mineral royalty obligations, metals streaming obligations or similar obligations affecting the Contango Concessions or the Contango Lands or the production or revenues or profits therefrom and no other person has any right to acquire any interest in such obligations.

(v)

Any and all assessment work required to have been performed and filed in respect of the Contango Concessions as of the date of this Agreement has been performed and filed in all material respects, including, if applicable, timely payment or performance of annual labor, assessment work, and maintenance fees, together with any applicable requirements to file or record evidence of such performance or payments with applicable Governmental Entities.

(vi)

The Contango Concessions consisting of federal unpatented mining claims, State of Alaska mining claims, and State of Alaska leasehold locations were, to Contango’s knowledge, properly laid out, staked, located, and monumented and all required location and validation work was properly and timely performed. Location notices and certificates were properly recorded and filed with appropriate Governmental Entities.

(vii)

All material mining fees, Taxes and other payments required to have been paid by Contango or any of its subsidiaries or, to the knowledge of Contango, the Peak Gold JV in respect of the Contango Concessions as of the date of this Agreement have been paid.

(viii)	No person other than Contango has any material interest in the Contango Concessions or the Contango Lands.

(ix)

There are no back-in rights, earn-in rights, rights of first refusal, rights of first offer, option rights, royalty rights, rights of participation or similar provisions which would materially affect Contango’s or its subsidiaries’ interests in the Contango Concessions.

(x)	There are no adverse claims, actions, suits or proceedings pending or, to the knowledge of Contango, that are threatened, affecting the Contango Concessions or the Contango Lands.

(xi)

Neither Contango nor its subsidiaries have received any notice, whether written or oral from any Governmental Entity or any person with jurisdiction or applicable authority of any revocation or intention to revoke Contango’s or its subsidiaries’ interests in the Contango Concessions.

(xii)

No material dispute exists or, to the knowledge of Contango, is pending or threatened in connection with the ownership, access to or use of any of the Contango Projects, Contango Concessions or Contango Lands between Contango or any of its subsidiaries and: (A) any surface landowner; (B) other mining companies; (C) a concessionaire of hydrocarbon rights; or (D) any Governmental Entity.

(xiii)

Contango has provided to Dolly Varden true, correct and complete copies of the most recent title opinions in its possession related to the Contango Projects, and there have been no changes to the status of the title of each of the Contango Projects since the respective dates of such title opinions.

(xiv)

Contango has provided Dolly Varden with access to full and complete copies of all material production and exploration information and data within its possession or control including all relevant material geological, geophysical and geochemical information and data (including all drill, sample and assay results and all maps) and all of its technical reports, feasibility studies and other similar reports and studies concerning the Contango Concessions and Contango or any of its subsidiaries has the sole right, title and ownership of all such information, data, reports and studies.

(xv)

Copies of all leases pursuant to which Contango or its subsidiaries holds any portion of the Contango Projects, Contango Concessions or Contango Lands have been provided to Dolly Varden together with any and all amendments thereto. Neither Contango nor its subsidiaries has released any of the other parties to such leases from the performance of any of their respective obligations thereunder. To the knowledge of Contango, no event or condition has occurred which, either immediately or after notice or lapse of time or both, could give rise to the cancellation or termination of any such leases.

(v)	Operational Matters.

(i)

All rentals, royalties, overriding royalty interests, production payments, net profits, interest burdens, payments and obligations due and payable, or performable, as the case may be, on or prior to the date hereof under, with respect to, or on account of, any direct or indirect property or asset of Contango or any of its subsidiaries, including the Contango Concessions and Contango Lands, have been, in all material respects:

(A)	duly paid;

(B)	duly performed; or

(C)	provided for prior to the date hereof.

(ii)

All costs, expenses and liabilities payable on or prior to the date hereof under the terms of any material contracts and agreements to which Contango or any of its subsidiaries is directly or indirectly bound, have been properly and timely paid, in all material respects, except for such expenses that are being currently paid prior to delinquency in the ordinary course of business;

(iii)

Any and all operations of Contango and each of its subsidiaries and, to the knowledge of Contango, any and all operations by third parties (including the Peak Gold JV), on or in respect of the assets and properties of Contango or any of its subsidiaries, have been conducted in a good, workmanlike and efficient manner in accordance with sound mining and other applicable mining industry standards and practices and in material compliance with applicable Laws.

(w)

Mineral Resources and Reserves. Contango is in compliance in all material respects with the provisions of S-K 1300 and has filed all technical report summaries required thereby. The most recent estimated indicated, measured and inferred mineral resources and proven and probable mineral reserves disclosed in the Contango Public Disclosure Record prior to the date of this Agreement, have been prepared in accordance with accepted mining, engineering, geoscience and other applicable industry standards and in all material respects in accordance with all applicable Laws, including S-K 1300. The information provided by Contango to the Qualified Persons in connection with the preparation of the Contango Technical Reports was complete and accurate at the time such information was furnished and complied in all material respects with the requirements of S-K 1300. There has been no material reduction in the aggregate amount of the most recently estimated mineral resources or mineral resources of Contango from the amounts disclosed in the Contango Public Disclosure Record. All material information regarding the Contango Projects, including drill results, technical reports and studies, that are required to be disclosed by U.S. Securities Laws, have been disclosed in the Contango Public Disclosure Record in compliance, in all material respects, with U.S. Securities Laws.

(x)	Technical Reports.

(i)

The S-K 1300 Technical Report Summaries titled (A) “Technical Report Summary on the Manh Choh Project, Alaska, USA” dated May 12, 2023, (B) “Technical Report Summary on the Lucky Shot Project, Alaska, USA” dated May 26, 2023, and (C) “SEC Technical Report Summary Initial Assessment of the Johnson Tract Polymetallic (Gold, Zinc, Copper, Silver, Lead) Project, Alaska” dated May 6, 2025, filed by Contango as part of the Contango Public Disclosure Record (the “Contango Technical Reports”) represent the most recent technical report summary for each respective project, and at the time of filing thereof, complied in all material respects with the requirements of the SEC, were prepared in accordance with accepted mining, engineering, geoscience and other applicable industry standards and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(ii)	Contango made available to the authors of the Contango Technical Reports, prior to the issuance thereof, for the purpose of preparing such reports, all information requested by them.

(iii)

Other than mineral depletion due to production, there has been no change, to Contango’s knowledge, in mineral resources or mineral reserves analysis from the Contango Technical Reports that constitutes a material change in relation to Contango or that otherwise would require the filing of a new technical report summary or an amendment to an existing technical report summary.

(y)	Health and Safety.

(i)

Neither Contango nor any of its subsidiaries has received any demand or notice with respect to a material breach of any applicable health and safety Laws, the effect of which would be reasonably expected to materially affect its operations.

(ii)

To Contango’s knowledge, there are no claims, investigations or inquiries pending against Contango or any of its subsidiaries (or naming Contango or any of its subsidiaries as a potentially responsible party) based on material non-compliance with any applicable health and safety Laws at any of its operations.

(z)	Cultural Heritage. To Contango’s knowledge, none of the areas covered by the Contango Concessions are considered sacred or culturally significant to any tribe or Indigenous people.

(aa)

Expropriation. No written notice or proceeding in respect of the taking, condemnation or expropriation by any Governmental Entity of any material part of the property or assets of Contango, any of its subsidiaries or, to the knowledge of Contango, the Peak Gold JV, including the Contango Projects, Contango Concessions and Contango Lands, has been given or commenced, nor, to the knowledge of Contango, is any such proceeding or notice threatened.

(bb)

Permits. Each of Contango and its subsidiaries, and to the knowledge of Contango, the Peak Gold JV has obtained, and is in compliance with, all material Permits required by applicable Laws, or necessary to conduct their respective current business as is now being conducted. To the knowledge of Contango, there are no facts, events or circumstances that would reasonably be expected to result in a revocation of, or failure to renew in the ordinary course, such material Permits as are necessary to conduct Contango’s or its subsidiaries’, or to the knowledge of Contango, the Peak Gold JV’s current business as is now being conducted.

(cc)

Environmental Matters. Except for any matters that, individually or in the aggregate, would not have or would not reasonably be expected to have a Contango Material Adverse Effect, each of Contango, its subsidiaries and, to the knowledge of Contango, the Peak Gold JV, and their respective businesses, operations, and properties:

(i)	is, and has been since January 1, 2021, in compliance in all material respects with all Environmental Laws and all terms and conditions of all Environmental Permits;

(ii)	has not received any order, request or notice from any person alleging a material violation of any Environmental Law;

(iii)

(A) Contango or the Peak Gold JV is not a party to any material litigation or administrative proceeding, nor to Contango’s knowledge is any material litigation or administrative proceeding threatened against it or its property or assets, which in either case: (1) asserts or alleges that it violated any Environmental Laws; (2) asserts or alleges that it is required to clean up, remove or take remedial or other response action due to the Release of any Hazardous Substances; or (3) asserts or alleges that it is required to pay all or a portion of the cost of any past, present or future cleanup, removal or remedial or other response action which arises out of or is related to the Release of any Hazardous Substances; (B) has no knowledge of any conditions existing currently which could reasonably be expected to subject it to material damages, penalties, injunctive relief or cleanup costs under any Environmental Laws or which require or are likely to require cleanup, removal, remedial action or other material response by it pursuant to applicable Environmental Laws; and (C) is not subject to any material judgment, decree, order or citation related to or arising out of applicable Environmental Law and has not been named or listed as a potentially responsible party by any Governmental Entity in a material matter arising under any Environmental Laws; and

(iv)

is not involved in operations and does not know of any facts, circumstances or conditions, including the Release of any Hazardous Substance that would reasonably be expected to result in any material Environmental Liabilities.

(dd)	Employee Benefits.

(i)

Schedule 4.1(dd) of the Contango Disclosure Letter sets forth a complete and correct list of all plans, agreements, programs, policies or practices which provide any employee benefit, fringe benefit, health, life insurance, welfare, supplemental unemployment benefit, bonus, incentive, profit sharing, deferred compensation, stock purchase, stock compensation, stock option, share appreciation rights, disability, pension, supplemental pension or other retirement savings, and any other employee or independent contractor compensation or benefit plans, policies, arrangements, practices or undertakings, whether oral or written, formal or informal, funded or unfunded, insured or uninsured, in each case which are maintained by or binding upon Contango or any of its subsidiaries or in respect of which Contango or any of its subsidiaries has any actual or potential liability (collectively, the “Contango Benefit Plans”).

(ii)

Current and complete copies of all written Contango Benefit Plans as amended to date, or where oral, written summaries of the terms thereof, have been made available for inspection to Dolly Varden and its counsel, together with copies of all material documents relating to each Contango Benefit Plan.

(iii)

Each Contango Benefit Plan has, in all material respects, been established, registered, funded, administered and invested in compliance with the terms of such Contango Benefit Plan and all applicable Laws and collective bargaining agreements relating thereto. All employer and employee payments, contributions and premiums required to be remitted, paid to or in respect of each Contango Benefit Plan have, in all material respects, been paid or remitted in a timely fashion in accordance with its terms and all applicable Laws. There is no investigation or audit by a Governmental Entity or claim (other than routine claims for payment of benefits) pending or, to the knowledge of Contango, threatened involving any Contango Benefit Plan or its assets. Contango does not reasonably expect to incur (whether or not assessed) any material penalty or Tax under Section 4980B, 4980D, 4980H, 6721 or 6722 of the Code.

(iv)

There have been no material non-exempt “prohibited transactions” (within the meaning of Section 4975 of the Code or Sections 406 or 407 of ERISA) and there have been no material breaches of fiduciary duty (as determined under ERISA) with respect to any Contango Benefit Plan, in each case, that could reasonably be expected to result in a material liability to Dolly Varden.

(v)

None of the Contango Benefit Plans is a “registered pension plan” or a “retirement compensation arrangement” as such terms are defined in the Tax Act, or any other plan organized and administered to provide pension or superannuation benefits to any current or former employees of Contango or any of its subsidiaries. None of the Contango Benefit Plans is, and Contango does not have any current or contingent liability or obligation under or with respect to, any: (i) “multiemployer plan” as defined in Section 3(37) of ERISA; (ii) “multiple employer plan” within the meaning of Section 210 of ERISA or Section 413(c) of the Code; (iii) “multiple employer welfare arrangement” as defined in Section 3(40) of ERISA; or (iv) plan that is or was subject to Title IV of ERISA or Section 412 of the Code. None of the Contango Benefit Plans provide health, life insurance or any other welfare benefits beyond retirement or other termination of service to any current or former employees of Contango (or any spouses, dependents, survivors or beneficiaries of such persons), other than as required by law. None of the Contango Benefit Plans applies to, or permits participation by, employers that are not affiliates of Contango or any of its subsidiaries.

(vi)

Neither Contango nor any of its subsidiaries has made any promise or commitment to create any additional benefit plans which would be considered to be a Contango Benefit Plan once created or to improve or change the benefits provided under any Contango Benefit Plan.

(vii)

Each Contango Benefit Plan that constitutes in any part a “nonqualified deferred compensation plan” (as defined in Section 409A(d)(1) of the Code and applicable regulatory guidance thereunder) subject to Section 409A of the Code has been established, operated and administered in all material respects with its terms and in all respects with the operational and documentary requirements of, Section 409A of the Code and applicable regulatory guidance thereunder, and no amount under any such Contango Benefit Plan is or has been, or is reasonably expected to be, subject to the interest and additional Tax set forth under Section 409A(a)(1)(B) of the Code. No current or former service provider of Contango is entitled to any gross-up or otherwise entitled to indemnification or reimbursement by Contango with respect to any Taxes, including under Sections 409A or 4999 of the Code.

(viii)

No payment or benefit that could be received (whether in cash, property or the vesting of property) or may be made by Contango with respect to any “disqualified individual” that is a U.S. person for purposes of the Code (as defined in Section 280G of the Code and the applicable regulatory guidance thereunder) could result in “excess parachute payments” within the meaning of Section 280G(b)(2) of the Code. Except as provided in this Agreement or as required by applicable Law, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement will, either alone or in combination with any other event, (i) result in an increase in the compensation or benefits payable to any current or former director, officer, employee, service provider or contractor of Contango or result in any acceleration of the time of payment or vesting of any compensation or benefits, in each case, under any Contango Benefit Plan or otherwise, (ii) entitle any current or former employee, director or other individual service provider of Contango (or any dependent or beneficiary thereof) to any payment (whether in cash, property or the vesting of property) or benefit or (iii) restrict or limit the rights of Contango to administer, amend or terminate any Contango Benefit Plan.

(ee)	Labour and Employment.

(i)

Schedule 4.1(ee) of the Contango Disclosure Letter sets out a complete and accurate list of all employees and contractors of Contango, as well as their title, date of hire, salary, wage rate, fee, vacation entitlement and total accrual, eligibility for overtime, bonus, and other material compensation. No employee is on leave or otherwise absent from work. Except for those: (A) employment contracts with salaried employees of Contango or any of its subsidiaries; and (B) contracts with contractors of Contango and any of its subsidiaries identified in Schedule 4.1(ee) of the Contango Disclosure Letter, there are no written or oral contracts of employment entered into with any such employees or contractors. No employee, contractor, officer or director of Contango or any of its subsidiaries is party to a change of control, severance, termination, golden parachute or similar agreement or provision or would receive under such agreement or provision as a result of the Arrangement:

(A)	any payment (including severance, unemployment compensation, “golden parachute”, bonus or otherwise) or increase any benefits otherwise payable;

(B)

any increase in the rate of, or acceleration of the time of payment or vesting of, wages, salaries, commissions, bonuses, incentive compensation or other remuneration, severance entitlement, or benefits otherwise payable; or

(C)	an acceleration in the time of payment or vesting of any benefits or entitlements otherwise available pursuant to any Contango Benefit Plan.

(ii)

Neither Contango nor any of its subsidiaries is subject to any collective agreement, either directly or by operation of law, with any trade union or association which may qualify as a trade union, nor does any trade union or association which may qualify as a trade union hold bargaining rights relating to Contango or any of its subsidiaries or their employees. There are no outstanding labour tribunal (administrative or judicial) proceedings of any kind related to any labour or employment obligation under any applicable Laws, including unfair labour practice proceedings or any proceedings which could result in certification of a trade union as bargaining agent for any employees of Contango or any of its subsidiaries. No material claim relating to termination of employment with Contango or its subsidiaries is pending or, to the knowledge of Contango, threatened. To the knowledge of Contango, there are no threatened or apparent union organizing activities involving employees of Contango or any of its subsidiaries nor is Contango or any of its subsidiaries currently negotiating any collective agreement.

(iii)	No labour strike, lock-out, slowdown or work stoppage is pending against or directly affecting Contango or any of its properties.

(iv)

All amounts due or accrued for all salary, wages, commissions, bonuses, vacation pay, other compensation and benefits under the Contango Benefit Plans to the employees and contractors of Contango and its subsidiaries for the period up to December 31, 2024 have either been paid or are accurately reflected in Contango’s financial books and records.

(v)

Each of Contango and its subsidiaries is in compliance with all material terms and conditions of employment and all Laws respecting employment, including pay equity, accessibility, employment standard, wages, hours of work, overtime, occupational health and safety, workers compensation, human rights and privacy. To the knowledge of Contango, neither Contango nor any of its subsidiaries is subject to any outstanding or pending grievance, complaint, investigation, order, claim of wrongful dismissal, constructive dismissal, unfair labour practice, human rights violation or any other similar dispute relating to employment or termination of employment or relationships with employees, consultants or independent contractors and there is no basis for such grievance, complaint, investigation, order or claim. No event has occurred that, with notice or lapse of time or both, would constitute a breach, violation or default of such terms and conditions of employment and Laws by Contango or any of its subsidiaries.

(vi)

Contango and its subsidiaries have withheld from each payment made to any of its present or former employees, contractors, officers or directors, or to other persons, all amounts required by Law to be withheld by it on account of income taxes, pension plan contributions, employment insurance premiums, employer health taxes, workers compensation and similar taxes and levies, and has remitted such withheld amounts within the required time to the appropriate Governmental Entity.

(vii)	All independent contractors retained or used by Contango have been properly classified and Contango has not received any notice challenging such classification from any Governmental Entity.

(ff)	Data Privacy and Security.

(i)

Contango has administrative, technical and physical safeguards (including monitoring compliance with such safeguards) to protect the confidentiality, privacy and security of Personal Information and the systems, technology and networks that process Personal Information (the “Contango Information Security”). Contango has provided true, correct and complete copies of all written policies and procedures related to the Contango Information Security. Each of Contango’s employees has received appropriate training on the Contango Information Security relevant to each such employee’s role.

(ii)

Neither Contango nor its subsidiaries has experienced: (i) any unauthorized processing of Personal Information in the possession, custody or control of any of Contango or its subsidiaries; or (ii) any unauthorized processing by a third party of Personal Information processed for or on behalf of Contango or its subsidiaries. Contango has not knowingly, acted in a manner, is not aware of any incident or by the exercise or reasonable diligence would not be aware of any incident that would trigger an obligation to notify any person or Governmental Entity under any applicable Laws or Contract.

(iii)	Contango and its subsidiaries are in compliance with and has complied with, in all material respects, all Privacy Legal Requirements.

(iv)

Contango and its subsidiaries either transmits Personal Information across jurisdictional borders in compliance in all material respects with all Privacy Legal Requirements or processes Personal Information exclusively in the same jurisdiction as each data subject to which it relates resides.

(v)

Contango and its subsidiaries have entered into written agreements with Data Related Vendors containing commercially reasonable provisions for data privacy and security. Contango has taken reasonable steps to select and retain only those Data Related Vendors that are capable of maintaining the confidentiality, privacy and security of the Personal Information that they process on behalf of Contango or its subsidiaries.

(vi)

No person has commenced or threatened within the past five (5) years any action or other written complaint, audit, proceeding, claim or investigation arising from or relating to the processing of Personal Information by, for or on behalf of Contango or its subsidiaries.

(vii)

The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein shall not cause, constitute or result in a breach or violation of any Privacy Legal Requirement, any policy, procedure, process, statement or notice of Contango as it currently exists or as it existed at any time during which any Personal Information was processed by or on behalf of Contango or its subsidiaries.

(gg)	Intellectual Property.

(i)

Schedule 4.1(gg) of the Contango Disclosure Letter sets forth a true, correct, and complete list of all Intellectual Property owned by Contango or its subsidiaries. Contango or one of its subsidiaries owns (free and clear of any Liens), or possesses valid rights to use, all Intellectual Property necessary to conduct the business of Contango as it is currently conducted, and to lease, own, use and operate its properties and assets as currently leased and operated.

(ii)

To the knowledge of Contango, no third party is currently infringing or misappropriating any material Intellectual Property owned by Contango or any of its subsidiaries. Neither Contango nor any of its subsidiaries has infringed or misappropriated any Intellectual Property of any third party or received any material written claim of infringement or misappropriation of any Intellectual Property of any third party.

(hh)

Compliance with Laws. Contango and its subsidiaries, and to the knowledge of Contango, the Peak Gold JV have complied in all material respects with and are not in violation in any material respect of any applicable Laws, other than non-compliance or violations which would not, individually or in the aggregate, result in a Contango Material Adverse Effect.

(ii)

Winding Up. No order has been made, petition presented or meeting convened for the purpose of winding up of Contango, any of its subsidiaries, or to the knowledge of Contango, the Peak Gold JV, for the appointment of any provisional liquidator or in relation to any other process whereby the business is terminated and the assets of Contango, any of its subsidiaries or the Peak Gold JV are distributed amongst the creditors, shareholders or other contributors, and there are no proceedings under any applicable insolvency, bankruptcy, reorganisation or similar laws in any relevant jurisdiction, and no events have occurred which, under applicable Laws, would be reasonably likely to justify any such cases or proceedings.

(jj)

Administration and Receivership. To the knowledge of Contango, no person has taken any step, legal proceeding or other procedure with a view to the appointment of an administrator, whether out of court or otherwise, in relation to the Peak Gold JV, Contango or any of its subsidiaries, and no receiver (including any administrative receiver) has been appointed in respect of the whole or any part of any of the property, assets or undertaking of the Peak Gold JV, Contango or any of its subsidiaries nor has any such order been made (including, in any relevant jurisdiction, any other order by which, during the period it is in force, the affairs, business and assets of the company concerned are managed by a person appointed by any Governmental Entity).

(kk)

Voluntary Arrangement, Etc. Neither Contango nor any of its material subsidiaries nor, to the knowledge of Contango, the Peak Gold JV has made any voluntary arrangement with any of its creditors or is insolvent or unable to pay its debts as they fall due.

(ll)

Related Party Transactions. Other than among Contango and its subsidiaries, pursuant to existing employment agreements entered into between Contango and its subsidiaries with their respective officers and directors or existing agreements made by Contango pursuant to the Contango Omnibus Plan, there are no Contracts or other transactions currently in place between Contango or any of its subsidiaries, on the one hand, and, on the other hand: (i)any Contango Shareholder of record or, to the knowledge of Contango, beneficial owner of 5% or more of the Contango Shares; (ii) any officer or director of Contango or any of its subsidiaries; or (iii) to the knowledge of Contango, any affiliate or associate of any such, officer, director, or Contango Shareholder of record or beneficial owner, that exceed $120,000 and in which any person in (i), (ii) or (iii) had or will have a direct or indirect material interest.

(mm)	Registration Rights. No Contango Shareholder has any right to compel Contango to register or otherwise qualify the Contango Shares (or any of them) for public sale or distribution.

(nn)

Restrictions on Business Activities. There is no arbitral award, judgment, injunction, order or decree binding upon Contango or any of its subsidiaries or, to the knowledge of Contango, the Peak Gold JV that has or could reasonably be expected to have the effect of prohibiting, restricting, or impairing in any material respect: (i) any business practice; (ii) any acquisition or disposition of property; or (iii) the conduct of the business, as currently conducted.

(oo)

Shareholder Rights Plan. There is no shareholder rights plan, “poison pill”, anti- takeover plan, or similar arrangement in effect to which Contango or any of its subsidiaries is subject, party to or otherwise bound.

(pp)

Issuance of Contango Shares. The Contango Shares to be issued as Consideration, and the Contango Shares to be issued upon the exchange of the Exchangeable Shares, will, when issued pursuant to the Arrangement or upon exchange of the Exchangeable Shares, as applicable, be duly authorized and validly issued as fully paid and non-assessable common shares in the capital of Contango, free and clear of all Liens (other than Liens created by the holders thereof), freely tradeable under Securities Laws and shall not be subject to resale restrictions under applicable Securities Laws (other than as applicable to control persons or pursuant to section 2.6 of National Instrument 45-102 Resale of Securities) and will be freely transferable securities under U.S. Securities Laws (other than to persons who are, have been within 90 days of the Effective Time, or, at the Effective Time become, “affiliates” of Contango, as such term is defined in Rule 144 under the U.S. Securities Act) and listed and posted for trading on the NYSE American and are not and will not be subject to or issued in violation of, any pre-emptive rights or back-in rights. Contango is not and has never been a shell company subject to Rule 144(i) under the U.S. Securities Act.

(qq)

Issuance of Replacement Options. The Replacement Options to be issued will, when issued, be duly and validly created and issued. The Contango Shares underlying the Replacement Options will, upon issuance of the Replacement Options, be duly and validly authorized and reserved for issuance and, upon issuance thereof in accordance with their terms and receipt by Contango of the exercise price therefor, such Contango Shares will be duly and validly issued as fully paid and non-assessable Contango Shares.

(rr)

Relationships with Suppliers. Neither Contango nor, to the knowledge of Contango, the Peak Gold JV has received any written notice that any supplier whose services, if discontinued or withheld, would be reasonably expected to materially affect operations of Contango Projects, intends to cancel, terminate or otherwise modify or not renew its relationship with Contango or its subsidiaries or the Peak Gold JV.

(ss)

Brokers. No broker, investment banker, financial advisor or other person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of Contango, other than the Contango Financial Advisor, the fees and expenses of which are as set forth in their engagement letter (true and complete copies of which have been provided to Dolly Varden).

(tt)

Insurance. Contango, its subsidiaries and, to the knowledge of Contango, the Peak Gold JV have in place reasonable and prudent insurance policies appropriate for its size, nature and stage of operations. All such policies of insurance as are listed in Schedule 4.1(tt) of the Contango Disclosure Letter. All insurance maintained by or in respect of Contango or any of its subsidiaries is in full force and effect and in good standing and Contango will use reasonable commercial efforts to keep them in full force and effect or renew them as appropriate through the Effective Date. Neither Contango nor any of its subsidiaries is in default, whether as to payment of premium or otherwise, under the terms of any such insurance nor has Contango or any of its subsidiaries failed to give any notice or present any material claim under any such insurance in a due and timely fashion or received notice or otherwise become aware of any intent of an insurer to either claim any default on the part of Contango or any of its subsidiaries or not to renew any policy of insurance on its expiry or to increase any deductible or cost.

(uu)	Corrupt Practices Legislation.

(i)

Neither Contango nor any of its subsidiaries, nor, to the knowledge of Contango, the Peak Gold JV, or any of their respective directors, officers, agents, employees, consultants or other persons acting on behalf of Contango or any of its subsidiaries or the Peak Gold JV has offered or given, and Contango is not aware of or does not have any knowledge of any person that has offered or given on its behalf, anything of value to any official of a Governmental Entity, any political party or official thereof or any candidate for political office, any customer or member of any Governmental Entity, or any other person (including any Indigenous or aboriginal official, candidate or community member), in any such case while knowing or having reason to know that all or a portion of such money or thing of value may be offered, given or promised, directly or indirectly, for the purpose of any of the following:

(A)

influencing any action or decision of such person, in such person’s official capacity, including a decision to fail to perform such person’s official function in order to obtain or retain an advantage for Contango, any of its subsidiaries or the Peak Gold JV in the course of business;

(B)

inducing such person to use such person’s influence with any Governmental Entity to affect or influence any act or decision of such Governmental Entity to assist Contango, any of its subsidiaries or the Peak Gold JV in obtaining or retaining business for, with, or directing business to, any person or otherwise to obtain or retain an advantage in the course of business; or

(C)

where such payment would constitute a bribe, rebate, payoff, influence payment, kickback or illegal or improper payment to assist Contango or the subsidiary or the Peak Gold JV in obtaining or retaining business for, with, or directing business to, any person.

(ii)

There have been no actions taken by Contango, any of its subsidiaries or, to the knowledge of Contango, the Peak Gold JV or by any persons on behalf of Contango, any of its subsidiaries or the Peak Gold JV, that would cause Contango or its subsidiaries or such persons to be in violation of the Corruption Acts or any similar legislation in any jurisdiction in which Contango or any of its subsidiaries conduct their business and to which Contango or any of its subsidiaries may be subject.

(iii)

The financial records of Contango, its subsidiaries, and, to the knowledge of Contango, the Peak Gold JV, have at all times been maintained in compliance with the Corruption Acts, during such times and to the extent Contango, its subsidiaries and the Peak Gold JV were subject to any such Corruption Act.

(iv)

There are no proceedings or investigations under the Corruption Acts or any similar legislation in any jurisdiction in which Contango, its subsidiaries and the Peak Gold JV conduct their business pending against Contango, any of its subsidiaries or, to the knowledge of Contango, the Peak Gold JV, nor any of their respective directors, officers, agents, employees, consultants or other persons acting on behalf of Contango or any of its subsidiaries, or to the knowledge of Contango, threatened against or affecting, Contango, any of its subsidiaries, the Peak Gold JV or any of their respective directors, officers, agents, employees, consultants or other persons acting on behalf of Contango or any of its subsidiaries.

(vv)

Anti-Money Laundering. The operations of Contango, its subsidiaries and, to the knowledge of Contango, the Peak Gold JV are in material compliance with the financial record-keeping and reporting requirements of the anti-money laundering and anti-terrorism statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entities to which Contango, the subsidiaries or the Peak Gold JV are subject, including the Money Laundering Laws, and no action, suit, proceeding, investigation or notice by, before or from any Governmental Entity involving Contango, any of its subsidiaries or, to the knowledge of Contango, the Peak Gold JV, with respect to the Money Laundering Laws is pending.

(ww)

Indigenous Claims. There are no claims with respect to Indigenous or aboriginal rights currently, or pending or threatened, with respect to any of the Contango Projects or in respect of any other properties in which Contango has a direct or indirect economic interest.

(xx)

NGOs and Community Groups. No material dispute (including any dispute relating to the ownership of any Dolly Varden’s or its subsidiaries properties) between Contango, any of its subsidiaries or, to the knowledge of Contango, the Peak Gold JV, and any non-governmental organization, community, community group, Indigenous group exists or, to the knowledge of Contango, is threatened with respect to any of Contango’s, any of its subsidiaries’ or the Peak Gold JV’s properties or operations. Contango has provided Dolly Varden with full and complete access to all material correspondence received by Contango, its subsidiaries or their respective Representatives from any non-governmental organization, community, community group or Indigenous group.

(yy)	Not an Investment Company. Contango is not registered or required to be registered as an “investment company” within the meaning of the U.S. Investment Company Act of 1940, as amended.

(zz)	Ownership of Dolly Varden Shares or other Securities. Neither Contango nor any of its affiliates own any Dolly Varden Shares or any other securities of Dolly Varden.

(aaa)	Form Eligibility. Contango is eligible to use Form S-3 to register the Contango Shares issuable upon exchange of the Exchangeable Shares. Contango is eligible to use Form S-8.

4.2	Survival of Representations and Warranties of Contango

The representations and warranties of Contango contained in this Agreement shall not survive the completion of the Arrangement and shall expire and be terminated on the earlier of the Effective Time and the date on which this Agreement is terminated in accordance with its terms.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF THE ACQUIROR

5.1	Representations and Warranties of the Acquiror

The Acquiror hereby represents and warrants to and in favour of Dolly Varden as follows and acknowledges that Dolly Varden is relying upon such representations and warranties in connection with the entering into of this Agreement.

(a)

Organization and Qualification. The Acquiror is a corporation duly incorporated or an entity duly created and validly existing under all applicable Laws of its jurisdiction of incorporation, continuance or creation and has all necessary corporate power and capacity to own its property and assets as now owned and to carry on its business as it is now being conducted. The Acquiror is duly qualified to carry on business and is in good standing.

(b)

Authority Relative to this Agreement. The Acquiror has the requisite corporate power and capacity to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Acquiror and the performance by the Acquiror of its obligations under this Agreement have been duly authorized by the Board of the Acquiror and no other corporate proceedings on the part of the Acquiror are necessary to authorize the execution and delivery of this Agreement or the performance by the Acquiror of its obligations under this Agreement or the completion of the Arrangement pursuant to the Plan of Arrangement. This Agreement has been duly executed and delivered by the Acquiror and constitutes a legal, valid and binding obligation of the Acquiror, enforceable against the Acquiror in accordance with its terms, subject to the qualification that such enforceability may be limited by bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting rights of creditors and that equitable remedies, including specific performance, may be granted only in the discretion of a court of competent jurisdiction.

(c)

No Violations. Subject to obtaining the Key Third Party Consents and Key Regulatory Approvals, none of the execution and delivery of this Agreement, the completion of the Arrangement pursuant to the Plan of Arrangement, or compliance by the Acquiror with any of the provisions hereof will:

(i)

violate, conflict with, or result (with or without notice or the passage of time) in a violation or breach of any provision of, or require any consent, approval or notice under, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in a right of termination or acceleration under, or cause any suspension or revocation of, or result in the creation of any Lien (other than a Permitted Lien) upon, any of the properties or assets of the Acquiror, or result in any material restriction, hindrance, impairment or limitation on the ability of the Acquiror to conduct its business as and where it is now being conducted, or cause any payment or other obligation to be imposed on the Acquiror, under any of the terms, conditions or provisions of:

(A)	its notice of articles, articles or other comparable constating documents; or

(B)	any Law applicable to the Acquiror; or

(C)	any Permit currently in effect in respect of the Acquiror;

(ii)

give rise to any rights of first refusal or trigger any change in control provisions or any restrictions or limitation under any note, bond, mortgage, indenture, loan agreement or deed of trust to which the Acquiror is a party, or

(iii)	result in the imposition of any Lien (other than a Permitted Lien) upon any property or assets of the Acquiror.

(d)

Capitalization. The authorized share capital of the Acquiror consists of an unlimited number of common shares. As of the close of business on the Business Day prior to the date of this Agreement, there is one (1) common share of the Acquiror issued and outstanding. The outstanding common share of the Acquiror has been duly authorized and validly issued, is fully paid and non-assessable and is owned by Callco.

(e)

Newly-formed Entity. The Acquiror is a newly-formed entity, has not engaged in business operations of any nature, has no assets or employees, and has incurred liabilities solely incident to its formation and the execution and delivery of this Agreement, which liabilities are nominal in aggregate amount. The Acquiror has no subsidiaries.

(f)

Tax Status. At the Effective Time, the Acquiror will be a “taxable Canadian corporation” within the meaning of the Tax Act and will be classified as an “association” taxable as a corporation for U.S. federal income tax purposes.

(g)

Issuance of Exchangeable Shares. The Exchangeable Shares to be issued as Consideration will, when issued pursuant to the Arrangement, be duly authorized and validly issued as fully paid and non-assessable shares in the capital of the Acquiror, free and clear of all Liens (other than Liens created by the holders thereof). The term sheet summarizing the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares is set forth in Schedule E hereto (the “Exchangeable Share Term Sheet”).

5.2	Survival of Representations and Warranties of the Acquiror

The representations and warranties of the Acquiror contained in this Agreement shall not survive the completion of the Arrangement and shall expire and be terminated on the earlier of the Effective Time and the date on which this Agreement is terminated in accordance with its terms.

ARTICLE 6

COVENANTS

6.1	Covenants of Dolly Varden Regarding the Conduct of Business

(a)

Dolly Varden covenants and agrees that, during the period from the date of this Agreement, until the earlier of the Effective Time and the time at which this Agreement is terminated in accordance with its terms, except: (i) as expressly required by this Agreement or the Plan of Arrangement; (ii) as expressly set forth in the Dolly Varden Disclosure Letter (which shall make reference to the applicable section, subsection, paragraph or subparagraph below in respect of which such qualification is being made); (iii) as required by applicable Law; or (iv) with the prior written consent of Contango, such consent not to be unreasonably withheld, conditioned or delayed, Dolly Varden shall and shall cause each of its subsidiaries to:

(i)	conduct their respective businesses only in, and not take any action except in, the ordinary course of business and in accordance with Law;

(ii)

use commercially reasonable efforts to maintain and preserve intact its business organization, goodwill, employees, properties, business relationships and assets in all material respects, keep available the services of its officers, employees and contractors as a group and maintain satisfactory relationships with suppliers, customers, Indigenous, Governmental Entities and others having business relationships with them;

(iii)

refrain from undertaking any development or exploration related activities unless otherwise consulted with and agreed to in advance by Contango, such agreement not to be unreasonably withheld, delayed or conditioned;

(iv)

fully cooperate and consult through meetings with Contango, as Contango may reasonably request, to allow Contango to monitor, and provide input with respect to the direction and control of, any activities relating to development of Dolly Varden and its subsidiaries’ projects or any exploration of any properties; and

(v)

provide Contango and its legal counsel with a reasonable opportunity to review and comment on any proposed public disclosure of exploration results and any other scientific and technical information prior to such disclosure, and give due and reasonable consideration to any comments made by Contango and its legal counsel.

(b)

Without limiting the generality of Section 6.1(a), Dolly Varden covenants and agrees that, during the period from the date of this Agreement, until the earlier of the Effective Time and the time at which this Agreement is terminated in accordance with its terms, except: (i) as expressly required by this Agreement or the Plan of Arrangement; (ii) as expressly set forth in the Dolly Varden Disclosure Letter (which shall make reference to the applicable section, subsection, paragraph or subparagraph below in respect of which such qualification is being made); (iii) as required by applicable Law; or (iv) with the prior written consent of Contango, such consent not to be unreasonably withheld, conditioned or delayed, Dolly Varden shall not and shall cause each of its subsidiaries not to:

(i)	amend or propose to amend its notice of articles, articles or other comparable organizational or constating documents;

(ii)	split, combine or reclassify any Dolly Varden Shares or other securities of Dolly Varden or any of its subsidiaries;

(iii)

declare, set aside or pay any dividend or other distribution or payment (whether in cash, securities or property or any combination thereof) in respect of any shares in the capital of Dolly Varden owned by any person or the securities of any of its subsidiaries, other than any dividends payable by a subsidiary to Dolly Varden or any wholly-owned subsidiary of Dolly Varden;

(iv)

issue, grant, award, deliver, sell, pledge, dispose of or otherwise encumber, or agree to issue, grant, award, deliver, sell, pledge, dispose of or otherwise encumber any Dolly Varden Shares or other equity or voting interests or any options or any options, warrants, calls, appreciation rights, convertible securities or similar rights convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire, Dolly Varden Shares or other equity or voting interests or other securities of Dolly Varden or any of its subsidiaries (including, for certainty, any Dolly Varden Options or Dolly Varden RSUs), other than pursuant to the valid exercise or vesting of Dolly Varden Options and Dolly Varden RSUs outstanding on the date of this Agreement in accordance with their terms;

(v)	redeem, purchase or otherwise acquire, or offer to redeem, purchase or otherwise acquire, any Dolly Varden Shares or other securities of Dolly Varden or any of its subsidiaries;

(vi)

amend the terms of any of the Dolly Varden Shares or other securities of Dolly Varden or any of its subsidiaries, other than to: (i) accelerate the vesting of any unvested Dolly Varden Options; (ii) accelerate the vesting or waive vesting criteria for any unvested Dolly Varden RSUs; or (iii) accelerate the expiry date of any Dolly Varden Options, in accordance with this Agreement and the terms of the Dolly Varden Equity Incentive Plans, as applicable;

(vii)	reduce the stated capital of any Dolly Varden Shares or other securities of Dolly Varden or any of its subsidiaries;

(viii)	incorporate, acquire or create any new subsidiary;

(ix)	adopt or propose a plan of liquidation or resolutions providing for the liquidation or dissolution of Dolly Varden or any of its subsidiaries;

(x)

make any changes in its accounting methods, principles, policies or practices or adopt new accounting methods, principles, policies or practices, in each case except as required by applicable Laws or IFRS;

(xi)

sell, pledge, hypothecate, lease, license, sell and lease back, mortgage, dispose of or encumber or otherwise transfer, any assets, securities, properties, interests or businesses of Dolly Varden or any of its subsidiaries;

(xii)	reorganize, amalgamate or merge Dolly Varden or, to the extent prejudicial to the Arrangement or to Contango, any subsidiary of Dolly Varden;

(xiii)

acquire (by merger, amalgamation, consolidation, acquisition of shares or assets or otherwise) or agree (in one transaction or in a series of related transactions) to acquire, directly or indirectly, any securities, interests or business of any person, or make any investment or agree to make an investment, directly or indirectly (in one transaction or in a series of related transactions), either by the purchase of securities of, or contributions of capital to, any other person (other than wholly-owned subsidiaries as of the date of this Agreement), for an amount greater than $100,000;

(xiv)

acquire or agree to acquire, directly or indirectly, any assets or properties of any person for an amount greater than $100,000, other than in the ordinary course of business as currently conducted as of the date of this Agreement;

(xv)

other than intercompany loans and advances in the ordinary course of business, incur, create, assume or otherwise become liable for, any indebtedness for borrowed money or any other liability or obligation or issue any debt securities or assume, guarantee, endorse or otherwise become responsible for the obligations of any other person or make any loans, capital contributions, investments or advances;

(xvi)	except as disclosed in Schedule 6.1(b)(xvi) of the Dolly Varden Disclosure Letter, make any bonus or profit sharing distribution or similar payment of any kind;

(xvii)

except as required by this Agreement, applicable Law or as allowed under the terms of the Dolly Varden Equity Incentive Plans or Dolly Varden Benefit Plans: (A) grant, accelerate, or increase any severance, change of control or termination pay to (or amend any existing arrangement relating to the foregoing with) any director, officer, employee or individual contractor or consultant of Dolly Varden or any of its subsidiaries; (B) grant, accelerate, or increase any payment, award (equity or otherwise), indemnification or other benefits payable to, or for the benefit of, any director, officer, employee or individual contractor or consultant of Dolly Varden or any of its subsidiaries; (C) increase the coverage, contributions, funding requirements or benefits available under the Dolly Varden Equity Incentive Plans or Dolly Varden Benefit Plans or create any new benefit; (D) increase compensation (in any form), bonus levels or other benefits payable to any director, officer, employee or individual contractor or consultant of Dolly Varden or any of its subsidiaries or grant any general increase in the rate of wages, salaries, bonuses or other remuneration, including under any Dolly Varden Benefit Plan, except in the ordinary course of business; (E) make any material determinations under any Dolly Varden Benefit Plan that is not in the ordinary course of business, other than determinations in furtherance of acceleration, vesting or similar determinations in connection with the transactions described in this Agreement; or (F) take or propose to take any action to effect any of the foregoing; provided that nothing in this Agreement shall be deemed to: (x) guarantee employment for any period of time for, or preclude the ability of Contango to terminate the employment or engagement of, any director, officer, employee or individual contractor or consultant of Dolly Varden or any of its subsidiaries after the Effective Time; (y) require Contango to continue any benefit plan or to prevent the amendment, modification or termination of any benefit plan after the Effective Date or prohibit Contango from amending, modifying or terminating any benefit plan or arrangement covering any continuing director, officer, employee or individual contractor or consultant on or after the Effective Date; or (z) constitute an amendment to any benefit plan;

(xviii)

negotiate, enter into, extend, amend or terminate any employment, severance, consulting, termination or other similar agreement with any of its officers, directors, employees, agents or individual contractors or consultants, any collective bargaining agreement or any Dolly Varden Benefit Plan, in each case, other than: (A) in connection with terminating officers, directors, employees, agents or individual contractors or consultants for cause; or (B) amendments required by Law;

(xix)	make or forgive any loans or advances to any of its officers, directors, employees, agents or individual contractors or consultants;

(xx)

hire any person earning an annualized base salary or wage greater than $150,000 (or its equivalent) or terminate, except for cause, the employment of any person earning an annualized base salary or wage greater than $150,000 (or its equivalent);

(xxi)

settle, pay, discharge, satisfy, compromise, waive, assign or release: (A) any material action, claim, liability or proceeding; (B) any claims, liabilities or obligations in an amount in excess of $20,000 (whether individually or in the aggregate), except claims, liabilities or obligations reflected or reserved against in the Dolly Varden Financial Statements; or (C) any material rights, claims or benefits of Dolly Varden or any of its subsidiaries;

(xxii)

enter into or extend any agreement or arrangement that provides for: (A) any limitation or restriction on the ability of Dolly Varden or any of its subsidiaries or, following the Effective Time, the ability of any of Dolly Varden’s affiliates, to engage in any type of activity or business, (B) any limitation or restriction on the manner in which, or the localities in which, all or any portion of the business of Dolly Varden or any of its subsidiaries or, following the Effective Time, all or any portion of the business of any of Dolly Varden’s affiliates, is or would be conducted, or (C) any limitation or restriction on the ability of Dolly Varden or any of its subsidiaries or, following the Effective Time, the ability of any of Dolly Varden’s affiliates, to solicit suppliers, customers, employees, contractors or consultants;

(xxiii)	waive, release or condition any material non-compete, non-solicitation, non-disclosure, confidentiality or other restrictive covenant owed to Dolly Varden;

(xxiv)

negotiate, enter into, extend, amend or terminate, any agreement that has the effect of creating a joint venture, partnership, strategic alliance or similar relationship between Dolly Varden or any of its subsidiaries and another person, except in the ordinary course of business;

(xxv)	negotiate, enter into, extend, amend or terminate any agreement, commitment or understanding with any Indigenous or aboriginal peoples or groups;

(xxvi)

other than as is necessary to comply with applicable Laws, any written employment contract in effect on the date of this Agreement, the Dolly Varden Equity Incentive Plans (including, for certainty, in connection with the valid exercise or vesting of Dolly Varden Options or Dolly Varden RSUs, or the acceleration or waiver of the vesting schedules thereof) or Dolly Varden Benefit Plans, engage in any transaction with any related parties;

(xxvii)

(A) enter into any agreement that if entered into prior to the date of this Agreement, would be a Dolly Varden Material Contract; (B) modify, amend in any material respect, transfer or terminate any Dolly Varden Material Contract, or waive, release or assign any material rights or claims thereto or thereunder; or (C) fail to enforce any breach or threatened breach of any Dolly Varden Material Contract;

(xxviii)

initiate any material discussion, negotiations or filings with any Governmental Entity regarding any matter (including with respect to the Arrangement or the transactions contemplated by this Agreement);

(xxix)	incur, or commit to, material capital expenditures unless such material capital expenditures have been approved prior to the date hereof by the Dolly Varden Board in the ordinary course of business;

(xxx)

enter into, extend, amend or terminate any material interest rate, currency, equity or commodity swaps, hedges, derivatives, forward sales contracts or other similar financial instruments, other than in the ordinary course of business;

(xxxi)

(A) take any action inconsistent with past practice relating to the filing of any Return or the withholding, collecting, remitting and payment of any Tax; (B) amend any Return or change any of its methods of reporting income, deductions or accounting for income Tax purposes from those employed in the preparation of any Return, except as may be required pursuant to applicable Law; (C) make or revoke any material election relating to Taxes, other than any election that has yet to be made in respect of any event or circumstance occurring prior to the date of the Agreement; (D) enter into any Tax sharing, Tax allocation, Tax related waiver or Tax indemnification agreement; (E) settle (or offer to settle) any Tax claim, audit, proceeding or reassessment; (F) make a request for a Tax ruling to any Governmental Entity; (G) agree to any extension or waiver of the limitation period relating to any material Tax claim or assessment or reassessment; or (H) take any action, or fail to take any action, in either case that would reasonably be expected to prevent the Arrangement from qualifying for the Intended U.S. Tax Treatment;

(xxxii)

(A) take any action or fail to take any action which action or failure to act would, or would reasonably be expected to, result in the loss, expiration or surrender of, or the loss of any material benefit under, or reasonably be expected to cause any Governmental Entities to institute proceedings for the suspension, revocation or limitation of material rights under, any Permits necessary to conduct its businesses as now conducted; (B) or fail to prosecute in a commercially reasonable manner any pending applications to any Governmental Entities for material Permits;

(xxxiii)

take any action or fail to take any action that is intended to, or would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impede the ability of Dolly Varden to consummate the Arrangement or the other transactions contemplated by this Agreement; or

(xxxiv)	authorize, agree, resolve or commit to do any of the foregoing.

For greater certainty, nothing in this Section 6.1 shall give Contango or the Acquiror, directly or indirectly, any right to control or direct the operations of Dolly Varden or any of its subsidiaries.

6.2	Additional Covenants of Dolly Varden

(a)

Dolly Varden shall cause the current insurance (or re-insurance) policies maintained by or for the benefit of Dolly Varden or any of its subsidiaries, including directors’ and officers’ insurance, not to be cancelled or terminated or any of the coverage thereunder to lapse prior to the Effective Time, unless simultaneously with such termination, cancellation or lapse, replacement policies underwritten by insurance or re-insurance companies of nationally recognized standing having comparable deductions and providing coverage equal to or greater than the coverage under the cancelled, terminated or lapsed policies for substantially similar premiums are in full force and effect; provided that, subject to Section 8.5(a), none of Dolly Varden or any of its subsidiaries shall obtain or renew any insurance (or re-insurance) policy for a term exceeding 12 months. Dolly Varden shall consult with Contango on any renewals of insurance (or re-insurance) policies.

(b)

Dolly Varden shall provide Contango with prompt written notice of any change, effect, event or occurrence that, individually or in the aggregate, has resulted in, or would reasonably be expected to result in, a Dolly Varden Material Adverse Effect.

(c)

Dolly Varden shall promptly notify Contango of: (i) any communications (whether oral or written) from a Governmental Entity, including a copy of any written communication, and (ii) any opposition, concerns or threats raised or brought by non-governmental organizations, communities, community groups, Indigenous or aboriginal peoples or groups in respect of Dolly Varden’s or any of its subsidiaries’ current or planned operations that could reasonably be expected to impact such operations or title to any of the Dolly Varden Concessions.

(d)

The Parties acknowledge and agree that all Dolly Varden Options that are not converted or exercised, whether conditionally or otherwise, prior to the Effective Time shall be treated in accordance with their terms, and Dolly Varden shall take all such reasonable steps as may be necessary or desirable to give effect to the foregoing.

(e)

Dolly Varden shall prepare, or shall cause to be prepared, and shall file prior to the Effective Date all sales and use Returns of Dolly Varden and its subsidiaries that are required by Law to be filed on or before the Effective Date or that have not been timely filed when due, and shall remit all sales and use Taxes that are required to be paid in respect of such Returns.

(f)

Dolly Varden shall keep Contango reasonably informed, on a current basis, of any events, discussions, notices or changes with respect to any Tax investigation (other than ordinary course communications which could not reasonably be expected to be material to Dolly Varden or any of its subsidiaries).

For greater certainty, nothing in this Section 6.2 shall give Contango, directly or indirectly, any right to control or direct the operations of Dolly Varden or any of its subsidiaries.

6.3	Covenants of Contango Regarding the Conduct of Business

(a)

Contango covenants and agrees that, during the period from the date of this Agreement, until the earlier of the Effective Time and the time at which this Agreement is terminated in accordance with its terms, except: (i) as expressly required by this Agreement or the Plan of Arrangement; (ii) as expressly set forth in the Contango Disclosure Letter (which shall make reference to the applicable section, subsection, paragraph or subparagraph below in respect of which such qualification is being made); (iii) as required by applicable Law; or (iv) with the prior written consent of Dolly Varden, such consent not to be unreasonably withheld, conditioned or delayed, Contango shall and shall cause each of its subsidiaries to:

(i)	conduct their respective businesses only in, and not take any action except in, the ordinary course of business and in accordance with Law;

(ii)

use commercially reasonable efforts to maintain and preserve intact its business organization, goodwill, employees, properties, business relationships and assets in all material respects, keep available the services of its officers, employees and contractors as a group and maintain satisfactory relationships with suppliers, customers, Indigenous, Governmental Entities and others having business relationships with them;

(iii)

except as set forth in the Contango Disclosure Letter, refrain from undertaking any development or exploration related activities unless otherwise consulted with and agreed to in advance by Dolly Varden, such agreement not to be unreasonably withheld, delayed or conditioned;

(iv)

except as set forth in the Contango Disclosure Letter, fully cooperate and consult through meetings with Dolly Varden, as Dolly Varden may reasonably request, to allow Dolly Varden to monitor, and provide input with respect to the direction and control of, any activities relating to development of Contango and its subsidiaries’ projects or any exploration of any properties; and

(v)

provide Dolly Varden and its legal counsel with a reasonable opportunity to review and comment on any proposed public disclosure of exploration results and any other scientific and technical information prior to such disclosure, and give due and reasonable consideration to any comments made by Dolly Varden and its legal counsel.

(b)

Without limiting the generality of Section 6.3(a), Contango covenants and agrees that, during the period from the date of this Agreement, until the earlier of the Effective Time and the time at which this Agreement is terminated in accordance with its terms, except: (i) as expressly required by this Agreement or the Plan of Arrangement; (ii) as expressly set forth in the Contango Disclosure Letter (which shall make reference to the applicable section, subsection, paragraph or subparagraph below in respect of which such qualification is being made); (iii) as required by applicable Law; or (iv) with the prior written consent of Dolly Varden, such consent not to be unreasonably withheld, conditioned or delayed, Contango shall not and shall cause each of its subsidiaries not to:

(i)

other than an amendment to its charter to increase the authorized number of Contango Shares (which, for the avoidance of doubt, will not adversely affect the value of the Consideration), amend or propose to amend its certificate of incorporation, bylaws or other comparable organizational or constating documents in any manner that would adversely affect the value of the Consideration;

(ii)	split, combine, or reclassify Contango Shares or other securities of Contango or any of its subsidiaries;

(iii)

declare, set aside or pay any dividend or other distribution or payment (whether in cash, securities or property or any combination thereof) in respect of any shares in the capital of Contango owned by any person or the securities of any of its subsidiaries, other than any dividends payable by a subsidiary to Contango or any wholly-owned subsidiary of Contango;

(iv)

issue, grant, award, deliver, sell, pledge, dispose of or otherwise encumber, or agree to issue, grant, award, deliver, sell, pledge, dispose of or otherwise encumber any Contango Shares or other equity or voting interests or any options or any options, warrants, calls, appreciation rights, convertible securities or similar rights convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire, Contango Shares or other equity or voting interests or other securities of Contango, any of its subsidiaries or the Peak Gold JV, other than pursuant to existing Contracts or the valid exercise of convertible securities of Contango or vesting of any convertible securities of Contango outstanding on the date of this Agreement in accordance with their terms;

(v)	redeem, purchase or otherwise acquire, or offer to redeem, purchase or otherwise acquire, any Contango Shares or other securities of Contango or any of its subsidiaries;

(vi)	amend the terms of any of the Contango Shares or other securities of Contango or any of its subsidiaries;

(vii)	reduce the stated capital of any Contango Shares or other securities of Contango or any of its subsidiaries;

(viii)	incorporate, acquire or create any new subsidiary;

(ix)

make any changes in its accounting methods, principles, policies or practices or adopt new accounting methods, principles, policies or practices, in each case except as required by applicable Laws or U.S. GAAP;

(x)	adopt a plan of liquidation or resolutions providing for the liquidation or dissolution of Contango or any of its subsidiaries;

(xi)

sell, pledge, hypothecate, lease, license, sell and lease back, mortgage, dispose of or encumber or otherwise transfer, any assets, securities, properties, interests or businesses of Contango or any of its subsidiaries;

(xii)	reorganize, amalgamate or merge Contango, or, to the extent prejudicial to the Arrangement or to Dolly Varden, any subsidiary of Contango;

(xiii)

acquire (by merger, amalgamation, consolidation, acquisition of shares or assets or otherwise) or agree (in one transaction or in a series of related transactions) to acquire, directly or indirectly, any securities, interests or business of any person, or make any investment or agree to make an investment, directly or indirectly (in one transaction or in a series of related transactions), either by the purchase of securities of, or contributions of capital to, any other person (other than wholly-owned subsidiaries as of the date of this Agreement), for an amount greater than $100,000;

(xiv)

acquire or agree to acquire, directly or indirectly, any assets or properties of any person for an amount greater than $100,000, other than in the ordinary course of business as currently conducted as of the date of this Agreement;

(xv)

other than intercompany loans and advances in the ordinary course of business, incur, create, assume or otherwise become liable for, any indebtedness for borrowed money or any other liability or obligation or issue any debt securities or assume, guarantee, endorse or otherwise become responsible for the obligations of any other person or make any loans, capital contributions, investments or advances;

(xvi)	make any bonus or profit sharing distribution or similar payment of any kind;

(xvii)

except as required by this Agreement, applicable Law or as allowed under the terms of the Contango Omnibus Plan or Contango Benefit Plans: (A) grant, accelerate, or increase any severance, change of control or termination pay to (or amend any existing arrangement relating to the foregoing with) any director, officer, employee or individual contractor or consultant of Contango or any of its subsidiaries; (B) grant, accelerate, or increase any payment, award (equity or otherwise), indemnification or other benefits payable to, or for the benefit of, any director, officer, employee or individual contractor or consultant of Contango or any of its subsidiaries; (C) increase the coverage, contributions, funding requirements or benefits available under the Contango Omnibus Plan or Contango Benefit Plans or create any new benefit; (D) increase compensation (in any form), bonus levels or other benefits payable to any director, officer, employee or individual contractor or consultant of Contango or any of its subsidiaries or grant any general increase in the rate of wages, salaries, bonuses or other remuneration, including under any Contango Benefit Plan, except in the ordinary course of business; (E) make any material determinations under any Contango Benefit Plan that is not in the ordinary course of business, other than determinations in furtherance of acceleration, vesting or similar determinations in connection with the transactions described in this Agreement; or (F) take or propose to take any action to effect any of the foregoing.

(xviii)

negotiate, enter into, extend, amend or terminate any employment, severance, consulting, termination or other similar agreement with any of its officers, directors, employees, agents or individual contractors or consultants, any collective bargaining agreement or any Contango Benefit Plan, in each case, other than: (A) in connection with terminating officers, directors, employees, agents or individual contractors or consultants for cause; or (B) amendments required by Law;

(xix)	make or forgive any loans or advances to any of its officers, directors, employees, agents or individual contractors or consultants;

(xx)

hire any person earning an annualized base salary or wage greater than US$150,000 (or its equivalent) or terminate, except for cause, the employment of any person earning an annualized base salary or wage greater than US$150,000 (or its equivalent);

(xxi)

settle, pay, discharge, satisfy, compromise, waive, assign or release: (A) any material action, claim, liability or proceeding; (B) any claims, liabilities or obligations in an amount in excess of $20,000 (whether individually or in the aggregate), except claims, liabilities or obligations reflected or reserved against in the Contango Financial Statements; or (C) any material rights, claims or benefits of Contango or any of its subsidiaries;

(xxii)

enter into or extend any agreement or arrangement that provides for: (A) any limitation or restriction on the ability of Contango or any of its subsidiaries or, following the Effective Time, the ability of any of Contango’s affiliates, to engage in any type of activity or business, (B) any limitation or restriction on the manner in which, or the localities in which, all or any portion of the business of Contango or any of its subsidiaries or, following the Effective Time, all or any portion of the business of any of Contango’s affiliates, is or would be conducted, or (C) any limitation or restriction on the ability of Contango or any of its subsidiaries or, following the Effective Time, the ability of any of Contango’s affiliates, to solicit suppliers, customers, employees, contractors or consultants;

(xxiii)	waive, release or condition any material non-compete, non-solicitation, non-disclosure, confidentiality or other restrictive covenant owed to Contango;

(xxiv)

negotiate, enter into, extend, amend or terminate, any agreement that has the effect of creating a joint venture, partnership, strategic alliance or similar relationship between Contango or any of its subsidiaries and another person, except in the ordinary course of business;

(xxv)	negotiate, enter into, extend, amend or terminate any agreement, commitment or understanding with any Indigenous or aboriginal peoples or groups;

(xxvi)

other than as is necessary to comply with applicable Laws, any written employment contract in effect on the date of this Agreement, the Contango Omnibus Plan or Contango Benefit Plans, engage in any transaction with any related parties;

(xxvii)

(A) enter into any agreement that if entered into prior to the date of this Agreement, would be a Contango Material Contract; (B) modify, amend in any material respect, transfer or terminate any Contango Material Contract, or waive, release or assign any material rights or claims thereto or thereunder; or (C) fail to enforce any breach or threatened breach of any Contango Material Contract;

(xxviii)

initiate any material discussion, negotiations or filings with any Governmental Entity regarding any matter (including with respect to the Arrangement or the transactions contemplated by this Agreement);

(xxix)	incur, or commit to, material capital expenditures unless such material capital expenditures have been approved prior to the date hereof by the Contango Board in the ordinary course of business;

(xxx)

enter into, extend, amend or terminate any material interest rate, currency, equity or commodity swaps, hedges, derivatives, forward sales contracts or other similar financial instruments, other than in the ordinary course of business;

(xxxi)

(A) take any action inconsistent with past practice relating to the filing of any Return or the withholding, collecting, remitting and payment of any Tax; (B) amend any Return that has been filed on or before the Effective Date, or change any of its methods of reporting income, deductions or accounting for income Tax purposes from those employed in the preparation of any Return, except as may be required pursuant to applicable Law; (C) make, change or revoke any material election relating to Taxes, other than any election that has yet to be made in respect of any event or circumstance occurring prior to the date of the Agreement and which will be made in a manner consistent with the past practices of Contango and its subsidiaries, as applicable; (D) enter into any Tax sharing, Tax allocation, Tax related waiver or Tax indemnification agreement; (E) settle (or offer to settle) or compromise any Tax claim, audit, proceeding, reassessment or other Tax liability or surrender any right to claim a material Tax refund; (F) make a request for a Tax ruling to any Governmental Entity; (G) agree to any extension or waiver of the limitation period relating to any material Tax claim or assessment or reassessment; or (H) take any action, or fail to take any action, in either case that would reasonably be expected to prevent the Arrangement from qualifying for the Intended U.S. Tax Treatment;

(xxxii)

take any action or fail to take any action which action or failure to act would, or would reasonably be expected to, result in the loss, expiration or surrender of, or the loss of any material benefit under, or reasonably be expected to cause any Governmental Entities to institute proceedings for the suspension, revocation or limitation of material rights under, any Permits necessary to conduct its businesses as now conducted; (B) or fail to prosecute in a commercially reasonable manner any pending applications to any Governmental Entities for material Permits;

(xxxiii)

take any action or fail to take any action that is intended to, or would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impede the ability of Contango or the Acquiror to consummate the Arrangement or the other transactions contemplated by this Agreement; or

(xxxiv)	authorize, agree or resolve to do any of the foregoing.

(c)

Contango shall provide Dolly Varden with prompt written notice of any change, effect, event or occurrence that, individually or in the aggregate, has resulted in, or would reasonably be expected to result in, a Contango Material Adverse Effect.

(d)

Contango shall promptly notify Dolly Varden of: (i) any communications (whether oral or written) from a Governmental Entity, including a copy of any written communication, and (ii) any opposition, concerns or threats raised or brought by non-governmental organizations, communities, community groups, Indigenous or aboriginal peoples or groups in respect of Contango’s, any of its subsidiaries’ or the Peak Gold JV’s current or planned operations that could reasonably be expected to impact such operations or title to any of the Contango Projects or Contango Concessions.

(e)

Contango shall prepare, or shall cause to be prepared, and shall file prior to the Effective Date all sales and use Returns of Contango and its subsidiaries that are required by Law to be filed on or before the Effective Date or that have not been timely filed when due, and shall remit all sales and use Taxes that are required to be paid in respect of such Returns.

(f)

Contango shall keep Dolly Varden reasonably informed, on a current basis, of any events, discussions, notices or changes with respect to any Tax investigation (other than ordinary course communications which could not reasonably be expected to be material to Dolly Varden or any of its subsidiaries).

(g)	Contango shall ensure that, with effect as and from the Effective Time:

(i)	the Contango Board will consist of seven directors, which will include three directors nominated by Dolly Varden; and

(ii)	the officers of Contango will include Rick Van Nieuwenhuyse as Chief Executive Officer, Shawn Khunkhun as President, and Michael Clark as Executive Vice President and Chief Financial Officer.

For greater certainty, nothing in this Section 6.3(g) shall give Dolly Varden, directly or indirectly, any right to control or direct the operations of Contango or any of its subsidiaries.

6.4	Covenants of Contango Relating to the Exchangeable Shares, Contango Shares and Replacement Options

Contango shall and, where appropriate, shall cause the Acquiror and Callco to:

(a)

cause the Acquiror to create the Exchangeable Shares and the Special Voting Share prior to the Effective Time in a manner reasonably acceptable to Dolly Varden and consistent with the Exchangeable Share Term Sheet;

(b)

at or prior to the Effective Time, execute and deliver such agreements and take such other actions as are necessary to cause the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares to be as set forth in the Exchangeable Share Term Sheet;

(c)

prior to the Effective Time, to execute and deliver, in escrow (to be released at the time specified in the Plan of Arrangement), the Exchangeable Share Support Agreement and the Voting and Exchange Trust Agreement;

(d)	apply for and use commercially reasonable efforts to obtain conditional approval of the listing on the NYSE American by the Effective Time of the Contango Shares issuable pursuant to the Arrangement;

(e)

apply for and use commercially reasonable efforts to obtain conditional approval of the listing on the NYSE American of the Contango Shares issuable pursuant to the exchange or exercise of the Exchangeable Shares;

(f)

(i) use reasonable best efforts to (A) file a registration statement on Form S-3 or another applicable form with the SEC to register the Contango Shares issuable upon exchange of the Exchangeable Shares under the U.S. Securities Act on or as promptly as practicable after the Effective Date, and (B) cause such registration statement to become effective as promptly as practicable after such filing and (ii) use reasonable best efforts to maintain the effectiveness of such registration statement (or any appropriate replacement registration statement) for as long as any Exchangeable Shares remain outstanding;

(g)

(i) use reasonable best efforts to file a registration statement on Form S-8 or another applicable form with the SEC to register the Contango Shares issuable upon exercise of the Replacement Options under the U.S. Securities Act as promptly as practicable after the Effective Date, and (ii) use reasonable best efforts to maintain the effectiveness of such registration statement (or any appropriate replacement registration statement) for as long as any Replacement Options remain outstanding;

(h)

for so long as any Replacement Options remain outstanding, on the due and valid exercise of the Replacement Options, including payment in full of the exercise price therefor, issue Contango Shares to holders of the Replacement Options, such Contango Shares to be validly issued as fully paid and non-assessable;

(i)

ensure that the Acquiror will be a “taxable Canadian corporation” within the meaning of the Tax Act and that Callco will be treated as an entity whose separate existing from Contango is disregarded for U.S. federal income tax purposes;

(j)

ensure that the Exchangeable Shares and other shares issued by the Acquiror or Callco in connection with the Arrangement will be duly and validly issued by the Acquiror and Callco, as applicable, and fully paid and nonassessable, not subject to or issued in violation of any pre-emptive rights and free and clear any Liens;

(k)

not take any action which would reasonably be expected to prevent the exchange of Dolly Varden Shares for consideration that includes Exchangeable Shares under the Arrangement to fail to be treated as an exchange for Contango Shares for U.S. federal income tax purposes; and

(l)

not take any action which would reasonably be expected to prevent the exchange of Dolly Varden Shares for consideration that includes Exchangeable Shares under the Arrangement by Eligible Holders who make and file a valid tax election under subsection 85(1) or (2) of the Tax Act as described, and on the terms set forth, in the Plan of Arrangement from being treated as a tax-deferred transaction for purposes of the Tax Act if such holders are otherwise eligible for such treatment.

6.5	Mutual Covenants of the Parties Relating to the Arrangement

Subject to Section 6.6, which shall govern in relation to Regulatory Approvals, each of the Parties covenants and agrees that, subject to the terms and conditions of this Agreement, during the period from the date of this Agreement, until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms:

(a)

it shall, and shall cause its subsidiaries to, use commercially reasonable efforts to satisfy (or cause the satisfaction of) the conditions precedent to its obligations hereunder as set forth in Article 7 to the extent the same is within its control and to take, or cause to be taken, all other action and to do, or cause to be done, all other things necessary, proper or advisable under all applicable Laws to complete the Arrangement, including using its commercially reasonable efforts to promptly: (i) obtain all Key Third Party Consents and Key Regulatory Approvals; (ii) obtain all other necessary waivers, consents and approvals required to be obtained by it or any of its subsidiaries from parties to the Dolly Varden Material Contracts; (iii) obtain all necessary any material Permits (including Regulatory Approvals) required to be obtained by it or any of its subsidiaries under applicable Laws; (iv) fulfill all conditions and satisfy all provisions of this Agreement and the Arrangement required to be satisfied by it; (v) effect or cause to be effected all necessary registrations, filings and submissions of information requested by Governmental Entities required to be effected by it in connection with the Plan of Arrangement; (vi) oppose, lift or rescind any injunction or restraining order against it or other order or action against it seeking to stop, or otherwise adversely affecting its ability to make and complete, the Plan of Arrangement; and (vii) co-operate with the other Party in connection with the performance by it and its subsidiaries of their obligations hereunder;

(b)

it shall not take any action, shall refrain from taking any action, and shall not permit any action to be taken or not taken, which is inconsistent with this Agreement or which would reasonably be expected to materially impede or materially delay the consummation of Arrangement or the other transactions contemplated by this Agreement or the Arrangement;

(c)

it shall use commercially reasonable efforts to: (i) defend all lawsuits or other legal, regulatory or other proceedings against itself or any of its subsidiaries challenging or affecting this Agreement or the consummation of the transactions contemplated hereby; (ii) appeal, overturn or have lifted or rescinded any injunction or restraining order or other order, including Orders, relating to itself or any of its subsidiaries which may materially adversely affect the ability of the Parties to consummate the Arrangement; and (iii) appeal or overturn or otherwise have lifted or rendered non-applicable in respect of the Arrangement, any Law that makes consummation of the Arrangement illegal or otherwise prohibits or enjoins Dolly Varden or Contango from consummating the Arrangement;

(d)

it shall carry out the terms of the Interim Order and Final Order applicable to it and use commercially reasonable efforts to comply promptly with all requirements which applicable Laws may impose on it or its subsidiaries or affiliates with respect to the transactions contemplated hereby; and

(e)	promptly notify the other Parties of:

(i)

any communication from any person alleging that the consent of such person (or another person) is or may be required in connection with the Arrangement (and the response thereto from such Party, its subsidiaries or its Representatives);

(ii)	any material communication from any Governmental Entity in connection with the Arrangement (and the response thereto from such Party, its subsidiaries or its Representatives); and

(iii)	any litigation threatened or commenced against or otherwise affecting such Party or any of its subsidiaries that is related to the Arrangement.

6.6	Pre-Acquisition Reorganization

(a)

Subject to Section 6.6(b), each of Dolly Varden and Contango agrees that, upon request of Contango or Dolly Varden (as applicable, the “Requesting Party”), Dolly Varden or Contango (as applicable, the “Reorganizing Party”) shall, and shall cause each of its subsidiaries to (i) perform such reorganizations of its corporate structure, capital structure, business, operations and assets or such other transactions as the Requesting Party may request, acting reasonably (each a “Pre-Acquisition Reorganization”), (ii) cooperate with the Requesting Party and its Representatives to determine the nature of the Pre-Acquisition Reorganizations that might be undertaken and the manner in which they would most effectively be undertaken; and (iii) cooperate with the Requesting Party and its Representatives to seek to obtain any consents, approvals, waivers or similar authorizations which are reasonably required by the Requesting Party (based on the terms of any Contract) in connection with the Pre-Acquisition Reorganization, if any.

(b)	The Reorganizing Party will not be obligated to participate in any Pre-Acquisition Reorganization under Section 6.6(a) unless such Pre-Acquisition Reorganization:

(i)

is capable of being completed prior to the Effective Date, and if necessary to avoid any adverse consequence to the Reorganizing Party, can be unwound in the event the Arrangement is not consummated without adversely affecting the Reorganizing Party or any of its securityholders in any material manner;

(ii)

shall not require the Reorganizing Party or any of its subsidiaries to contravene or unreasonably interfere with any applicable Laws, Key Regulatory Approvals, its organizational documents or any Dolly Varden Material Contract or Contango Material Contract, as applicable;

(iii)

will not result in any Taxes being imposed on, or any adverse Tax or other consequences to, any Reorganizing Party or any securityholder of the Reorganizing Party incrementally greater than the Taxes or other consequences to such party in connection with the consummation of the Arrangement in the absence of any Pre-Acquisition Reorganization;

(iv)

is not, in the opinion of the Reorganizing Party and its legal counsel, prejudicial to the Reorganizing Party, or any of its subsidiaries or its securityholders in any material respect and does not require the approval by any securityholder of the Reorganizing Party or any third party (including any Key Regulatory Approvals);

(v)

does not, in the opinion of the Reorganizing Party, reduce or change the Consideration or impair or prevent the ability of the Reorganizing Party to consummate, and will not materially delay the consummation of, the Arrangement;

(vi)	does not prevent the Arrangement from qualifying for the Intended U.S. Tax Treatment;

(vii)	does not prevent Eligible Holders from making elections pursuant to section 85 of the Tax Act;

(viii)

does not violate, conflict with, or result (with or without notice or the passage of time) in a violation or breach of any provision of, or require any consent, approval or notice under, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) or result in a right of termination or acceleration of indebtedness under, or result in the creation of any Lien (other than a Permitted Lien) upon, any of the properties or assets of the Reorganizing Party or any of its subsidiaries, or cause any indebtedness to come due before its stated maturity or cause any credit commitment to cease to be available or cause any payment or other obligation to be imposed on the Reorganizing Party or any of its subsidiaries; and

(ix)	does not, in the opinion of the Reorganizing Party, materially interfere with the ongoing operations of the Reorganizing Party and its subsidiaries.

(c)

Each of Dolly Varden and Contango acknowledges and agrees that the planning for any implementation of any Pre-Acquisition Reorganization shall not be considered a breach of any covenant under this Agreement and shall not be considered in determining whether a representation or warranty of any Party hereunder has been breached, provided such planning is under the direction of the Requesting Party.

(d)

The Requesting Party must provide written notice to the Reorganizing Party of any proposed Pre-Acquisition Reorganization at least ten Business Days prior to the earlier of the Dolly Varden Meeting and the Contango Meeting. Upon receipt of such notice, the Reorganizing Party and the Requesting Party shall work cooperatively and use their commercially reasonable efforts to prepare prior to the Effective Time all documentation necessary and do such other acts and things as are reasonably necessary to give effect to such Pre-Acquisition Reorganization, including any amendment to this Agreement or the Plan of Arrangement, and shall seek to have any such Pre-Acquisition Reorganization made effective as of 11:59 p.m. (Vancouver time) on the Business Day ending immediately prior to the Effective Date.

(e)

Each of Dolly Varden and Contango agrees that the Requesting Party will be responsible for all reasonable costs and expenses including professional fees and expenses and Taxes associated with any Pre-Acquisition Reorganization to be carried out at its request and agrees to indemnify and save harmless the Reorganizing Party and its subsidiaries and their respective Representatives from and against any and all liabilities, losses, damages, claims, costs, expenses (including actual out-of-pocket costs and expenses for filing fees and external counsel), interest awards, Taxes or use of Tax attributes, judgements and penalties suffered or incurred by any of them as a result of any Pre-Acquisition Reorganization requested by the Requesting Party (including in respect of any reversal, unwinding, modification or termination of a Pre-Acquisition Reorganization). The obligation of the Requesting Party to reimburse the Reorganizing Party and its subsidiaries and Representatives, from and against any and all liabilities, losses, damages, claims, costs, reasonable expenses (including actual out-of-pocket costs and expenses for filing fees and external counsel), interest awards, judgements and penalties set out in this Section, notwithstanding anything to the contrary herein, shall survive the termination of this Agreement.

6.7	Regulatory Approvals

(a)	All filing fees (including any Taxes thereon) in respect of any filing made to any Governmental Entity in respect of any Regulatory Approvals shall be paid by Contango.

(b)

With respect to obtaining the Regulatory Approvals, each of Dolly Varden and Contango shall cooperate with one another and shall provide such assistance as any other Party may reasonably request in connection with obtaining the Regulatory Approvals. In particular:

(i)

no Party shall extend or consent to any extension of any applicable waiting or review period or enter into any agreement with a Governmental Entity to not consummate the transactions contemplated by this Agreement, except upon the prior written consent of the other Parties;

(ii)

the Parties shall exchange drafts of all submissions, material correspondence, filings, presentations, applications, plans, consent agreements and other material documents made or submitted to or filed with any Governmental Entity in respect of the transactions contemplated by this Agreement, will consider in good faith any suggestions made by the other Parties and their counsel and will provide the other Parties and their counsel with final copies of all such submissions, material correspondence, filings, presentations, applications, plans, consent agreements and other material documents, and all pre-existing business records or other documents, submitted to or filed with any Governmental Entity in respect of the transactions contemplated by this Agreement; provided, however, that this obligation shall not extend to (a) legally privileged information, or (b) information indicated by any Party to be competitively sensitive, in either case, which information shall be provided on an external counsel-only basis;

(iii)

each Party will keep the other Parties and their respective counsel fully apprised of all substantive written (including email) and oral communications and all meetings with any Governmental Entity and their staff in respect of the Regulatory Approvals, and will not participate in such material communications or meetings without giving the other Parties and their respective counsel the opportunity to participate therein; provided, however, that where competitively sensitive information may be discussed or communicated, in either case the other Parties’ external legal counsel shall be provided with any such communications or information on an external counsel-only basis and shall have the right to participate in any such meetings on an external counsel-only basis.

(c)

The Parties shall not enter into any transaction, investment, agreement, arrangement or joint venture or take any other action, the effect of which would reasonably be expected to make obtaining the Regulatory Approvals materially more difficult or challenging, or reasonably be expected to materially delay the obtaining of the Regulatory Approvals.

(d)

Each Party shall use its commercial reasonable efforts to ensure that the Section 3(a)(10) Exemption and exemptions from applicable securities Laws of any state of the United States are available for the issuance of Contango Shares, Exchangeable Shares and Amalco Exchangeable Shares pursuant to the Plan of Arrangement.

6.8	Section 85 Elections

Where an Eligible Holder desires to so elect, the Acquiror shall make a joint election with such Eligible Holder pursuant to subsection 85(1) of the Tax Act , or subsection 85(2) of the Tax Act if such Eligible Holder is a partnership (and in each case, where applicable, the analogous provisions of provincial income tax Law), in respect of the disposition of the Dolly Varden Shares designated by such Eligible Holder in accordance with the procedures and within the time limits set out in the Plan of Arrangement. Each such joint election shall specify the details of the number of such Eligible Holder’s Dolly Varden Shares transferred pursuant to such election and the elected amount in respect of such Dolly Varden Shares, to be determined by such Eligible Holder in their sole discretion, subject to the limitations set forth in the Tax Act and the corresponding provisions of any applicable provincial Tax statute. The Acquiror, or the Amalco, as successor to the Acquiror, shall sign and return to the applicable Eligible Holder any such joint election within a period of sixty (60) days after the receipt thereof by the Depositary for filing with the Canada Revenue Agency (or the applicable provincial taxing authority) by such Eligible Holder. Neither the Acquiror nor the Amalco, as successor to the Acquiror, will be responsible for the proper completion of any election form and, except for the Acquiror’s or the Amalco’s, as successor to the Acquiror, obligation to return duly completed election forms, which are received by the Depositary within sixty (60) days of the Effective Date. Neither the Acquiror nor the Amalco, as successor to the Acquiror, will be responsible for any Taxes, interests or penalties resulting from the failure by an Eligible Holder to properly complete or file the election forms in the form and manner and within the time prescribed by the Tax Act (or any applicable provincial Law).

ARTICLE 7

CONDITIONS

7.1	Mutual Conditions Precedent

The obligations of the Parties to complete the Arrangement are subject to the fulfillment, on or before the Effective Time, of each of the following conditions precedent, each of which may only be waived with the mutual consent of the Parties:

(a)	the Dolly Varden Shareholder Approval shall have been obtained at the Dolly Varden Meeting in accordance with the Interim Order;

(b)	the Contango Shareholder Approval shall have been obtained at the Contango Meeting;

(c)	the Key Regulatory Approvals and Key Third Party Consents shall have been obtained;

(d)

the Interim Order and the Final Order shall each have been obtained on terms consistent with this Agreement, and shall not have been set aside or modified in a manner unacceptable to Dolly Varden and Contango, acting reasonably, on appeal or otherwise;

(e)

no Governmental Entity shall have enacted, issued, promulgated, enforced or entered any Order or Law which is then in effect and has the effect of making the Arrangement illegal or otherwise preventing or prohibiting consummation of the Arrangement, and without limiting the foregoing, there shall be no action or proceeding pending or threatened in writing by a Governmental Entity that is reasonably likely to:

(i)	enjoin or prohibit Contango or the Acquiror’s ability to acquire, hold, or exercise full rights of ownership over, any Dolly Varden Shares; or

(ii)	if the Arrangement is consummated, have a Dolly Varden Material Adverse Effect;

(f)

the Contango Shares, the Exchangeable Shares and Amalco Exchangeable Shares pursuant to the Plan of Arrangement shall be (i) exempt from the registration requirements of the U.S. Securities Act in reliance upon the Section 3(a)(10) Exemption and exemptions from applicable securities Laws of any state of the United States, and (ii) shall be freely transferable under applicable U.S. Securities Laws and shall not be “restricted securities” within the meaning of Rule 144 of the U.S. Securities Act (other than as applicable to persons who are, have been within 90 days of the Effective Time, or, at the Effective Time become, “affiliates”, as such term is defined in Rule 144 under the U.S. Securities Act), of the issuer of such securities; provided, however, that Dolly Varden shall not be entitled to rely on the provisions of this Section 7.1(f) in failing to complete the transactions contemplated by this Agreement in the event that Dolly Varden fails to advise the Court prior to the hearing in respect of the Final Order, as required by the terms of the Section 3(a)(10) Exemption; provided, further, that Contango. the Acquiror and Amalco will rely on the Section 3(a)(10) Exemption for the issuance of such securities, based on the Court’s approval of the Arrangement, and comply with the requirements set forth in Section 2.3; and

(g)

the distribution of the Contango Shares, the Exchangeable Shares and Amalco Exchangeable Shares pursuant to the Arrangement shall be exempt from the prospectus and registration requirements of applicable Securities Laws by virtue of applicable exemptions under Securities Laws and there shall be no resale restrictions on such Contango Shares, Exchangeable Shares or Amalco Exchangeable Shares under applicable Securities Laws, except in respect of those holders who are subject to restrictions on resale as a result of being a “control person” under applicable Securities Laws.

7.2	Additional Conditions Precedent to the Obligations of Contango and the Acquiror

The obligation of Contango and the Acquiror to complete the Arrangement is subject to the fulfillment of each of the following conditions precedent on or before the Effective Time (each of which is for the exclusive benefit of Contango and the Acquiror and may be waived by Contango and the Acquiror at any time, in whole or in part, in its sole discretion and without prejudice to any other rights that Contango and the Acquiror may have):

(a)

the representations and warranties of Dolly Varden set forth in Section 3.1 shall be true and correct in all respects (without regard to any materiality or Dolly Varden Material Adverse Effect qualifications contained therein) as of the Effective Date as if made on and as of such date (except for such representations and warranties which refer to or are made as of another specified date, in which case such representations and warranties will have been true and correct as of that date) except for breaches of representations and warranties which have not had and would not reasonably be expected to have, individually or in the aggregate, a Dolly Varden Material Adverse Effect and which would not prevent or delay beyond the Outside Date the completion of the Arrangement, and Dolly Varden shall have provided to Contango and the Acquiror a certificate of two senior officers of Dolly Varden certifying (on Dolly Varden’s behalf and without personal liability) the foregoing as of and dated the Effective Date;

(b)

Dolly Varden shall have complied in all material respects with each of its covenants herein required to be complied with by it prior to the Effective Time, and Dolly Varden shall have provided to Contango and the Acquiror a certificate of two senior officers of Dolly Varden certifying (on Dolly Varden’s behalf and without personal liability) the foregoing dated the Effective Date;

(c)	since the date of this Agreement, there shall not have occurred any Dolly Varden Material Adverse Effect; and

(d)	Dissent Rights shall not have been validly exercised by holders of more than 5% of the Dolly Varden Shares.

7.3	Additional Conditions Precedent to the Obligations of Dolly Varden

The obligation of Dolly Varden to complete the Arrangement is subject to the fulfillment of each of the following conditions precedent on or before the Effective Time (each of which is for the exclusive benefit of Dolly Varden and may be waived by Dolly Varden at any time, in whole or in part, in its sole discretion and without prejudice to any other rights that Dolly Varden may have):

(a)

the representations and warranties of each of Contango and the Acquiror set forth in Section 4.1 and Section 5.1, respectively, shall be true and correct in all respects (without regard to any materiality or Contango Material Adverse Effect qualifications contained therein) as of the Effective Date as if made on and as of such date (except for such representations and warranties which refer to or are made as of another specified date, in which case such representations and warranties will have been true and correct as of that date) except for breaches of representations and warranties which have not had and would not reasonably be expected to have, individually or in the aggregate, a Contango Material Adverse Effect and which would not prevent or delay beyond the Outside Date the completion of the Arrangement, and Contango shall have provided to Dolly Varden a certificate of two senior officers of Contango and the Acquiror certifying (on Contango’s and the Acquiror’s behalf and without personal liability) the foregoing as of and dated the Effective Date;

(b)

Each of Contango and the Acquiror shall have complied in all material respects with each of its covenants herein required to be complied with by it prior to the Effective Time, and Contango shall have provided to Dolly Varden a certificate of two senior officers of Contango certifying (on Contango’s behalf and without personal liability) compliance with such covenants dated the Effective Date;

(c)	since the date of this Agreement, there shall not have occurred any Contango Material Adverse Effect;

(d)

Contango shall have delivered evidence to Dolly Varden of the approval of the listing and posting for trading on the NYSE American of the Contango Shares to be issued as Consideration pursuant to the Plan of Arrangement and the Contango Shares to be issued upon the exchange of the Exchangeable Shares;

(e)

Contango shall have executed and delivered such agreements, including the Voting and Exchange Trust Agreement, 9-month transition services agreements for nominal consideration with directors of Dolly Varden and the Exchangeable Share Support Agreement and taken such other actions as are necessary to cause the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares; and

(f)

Contango shall have taken all necessary steps pursuant to Section 6.3(g) to ensure that the Contango Board following the Effective Date will consist of seven (7) directors and include three (3) directors nominated by Dolly Varden and that Shawn Khunkhun is appointed President of Contango as of the Effective Date.

7.4	Satisfaction of Conditions

The conditions precedent set out in Section 7.1, Section 7.2 and Section 7.3 shall be conclusively deemed to have been satisfied, waived or released upon delivery by the Parties of written confirmation of the Effective Date. For greater certainty and notwithstanding anything else in this Agreement, the conditions set forth in this Article 7 for the benefit of a Party are the only conditions to such Party’s obligations to complete the Arrangement.

ARTICLE 8

ADDITIONAL AGREEMENTS

8.1	Notice of Breach

(a)

Each Party shall give prompt notice to the other of the occurrence, or failure to occur, at any time from the date of this Agreement, until the earlier to occur of the termination of this Agreement and the Effective Time of any event or state of facts which occurrence or failure would, or would be likely to:

(i)	cause any of the representations or warranties of such Party contained herein to be untrue or inaccurate in any respect on the date of this Agreement, or at the Effective Time;

(ii)	result in the failure to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by any Party hereunder prior to the Effective Time; or

(iii)	result in the failure to satisfy any of the conditions precedent in favour of the other Parties contained in Section 7.1, Section 7.2 or Section 7.3, as the case may be;

provided, however, that the delivery of any notice pursuant to this Section 8.1 shall not be deemed to limit or otherwise modify the representations, warranties, covenants and agreements of the Parties (or remedies available hereunder to the Party receiving that notice) or the conditions to the obligations of the Parties under this Agreement.

(b)

No Party may terminate this Agreement under Section 9.2(a)(iii)(C) or Section 9.2(a)(iv)(C), as applicable, unless, prior to the Effective Date, the Party seeking to so terminate has delivered a written notice to the other Party indicating its intention to so terminate, specifying in reasonable detail the breach or breaches that serve as the basis for such termination. After delivering such notice, provided that the notified Party is proceeding diligently to cure such breach or breaches, and such breaches are capable of being cured prior to the Outside Date, the notifying Party may not so terminate this Agreement until the earlier of the Outside Date and the expiration of a period of 20 Business Days from the date of such notice. If such notice is delivered prior to the date of the Dolly Varden Meeting, Dolly Varden may postpone or adjourn the Dolly Varden Meeting to the earlier of a date that is five Business Days prior to the Outside Date and the date that is 20 Business Days following the delivery of such notice. If such notice is delivered prior to the date of the Contango Meeting, Contango may postpone or adjourn the Contango Meeting to the earlier of a date that is five Business Days prior to the Outside Date and the date that is 20 Business Days following the delivery of such notice.

8.2	Non-Solicitation

(a)

Except as otherwise expressly provided in this Section 8.2, neither Dolly Varden nor Contango shall, and each shall cause their subsidiaries to not, directly or indirectly, through any of its Representatives:

(i)

solicit, initiate, knowingly encourage or otherwise knowingly facilitate (including by way of furnishing or providing copies of, access to, or disclosure of, any confidential information, properties, facilities, books or records of such Party or any of its subsidiaries) any inquiry, proposal or offer that constitutes or could reasonably be expected to constitute or lead to an Acquisition Proposal;

(ii)

enter into, engage in, continue or otherwise participate in any discussions or negotiations with any person (other than another Party and its subsidiaries or affiliates) in respect of any inquiry, proposal or offer that constitutes or could reasonably be expected to constitute or lead to an Acquisition Proposal; provided that such Party shall be permitted to communicate with any person who has made an Acquisition Proposal (i) for the purpose of clarifying the terms and conditions of such Acquisition Proposal, and (ii) to advise such person that the Board of such Party has determined that such Acquisition Proposal does not constitute, or is not reasonably expected to result in, a Superior Proposal;

(iii)	make a Change in Recommendation; or

(iv)

accept or enter into, or publicly propose to accept or enter into, any letter of intent, agreement in principle, agreement, arrangement or understanding relating to any Acquisition Proposal (other than a confidentiality agreement permitted pursuant to Section 8.2(e)).

(b)

Each of Dolly Varden and Contango shall, and shall cause its subsidiaries and Representatives to immediately cease any existing solicitation, encouragement, discussions, negotiations or other activities commenced prior to the date of this Agreement with any person (other than another Party and its subsidiaries or affiliates) conducted by such Party or any of its subsidiaries or Representatives with respect to any inquiry, proposal or offer that constitutes, or could reasonably be expected to constitute or lead to, an Acquisition Proposal, and, in connection therewith, such Party shall:

(i)

promptly discontinue access to and disclosure of its and its subsidiaries’ confidential information (and not allow access to or disclosure of any such confidential information, or any data room, virtual or otherwise); and

(ii)

as soon as possible (and in any case within two Business Days) request, to the extent that it is entitled to do so, and use commercially reasonable efforts to exercise all rights it has (or cause its subsidiaries to exercise any rights that they have) to require, the return or destruction of all confidential information (including derivative information) regarding such Party and its subsidiaries previously provided to any person (other than another Party and its subsidiaries or affiliates) in connection with a possible Acquisition Proposal to the extent such information has not already been returned or destroyed, and shall use its commercially reasonable efforts to ensure that such requests are fully complied with to the extent such Party is entitled.

(c)

Each of Dolly Varden and Contango represents and warrants that neither it nor any of its subsidiaries has waived any standstill, confidentiality, non-disclosure, business purpose, use or similar agreement or restriction to which it or any of its subsidiaries is a party in connection with any potential Acquisition Proposal. Subject to Section 8.2(e), each of Dolly Varden and Contango covenants and agrees that (i) it shall take all necessary action to enforce each standstill, confidentiality, non-disclosure, business purpose, use or similar agreement or restriction to which it or any of its subsidiaries is a party, and (ii) neither it nor any of its subsidiaries nor any of their respective Representatives will, without the prior written consent of the other Parties, release any person from, or waive, amend, suspend or otherwise modify such person’s obligations respecting such Party, or any of its subsidiaries, under any standstill, confidentiality, non-disclosure, business purpose, use or similar agreement or restriction to which it or any of its subsidiary is a party (it being acknowledged that the automatic termination or automatic release, in each case pursuant to the terms thereof, of any standstill restrictions of any such agreements as a result of the entering into and announcement of this Agreement shall not be a violation of this Section 8.2(c)).

(d)	If either Dolly Varden or Contango or any of their respective subsidiaries or any of the foregoing’s respective Representatives receives or is notified of:

(i)	any inquiry, proposal or offer made after the date of this Agreement that constitutes or could reasonably be expected to constitute or lead to an Acquisition Proposal; or

(ii)

any request for copies of, access to, or disclosure of, confidential information relating to such Party or any of its subsidiaries in connection with any proposal that constitutes or could reasonably be expected to constitute or lead to an Acquisition Proposal, including information, access or disclosure relating to the properties, facilities, books or records of such Party or any of its subsidiaries, in each case made after the date of this Agreement;

then, such Party shall promptly notify the other Parties orally, with written notice to follow within 24 hours of such Acquisition Proposal, inquiry, proposal, offer or request, including the identity of the person making such Acquisition Proposal, inquiry, proposal, offer or request and the material terms and conditions thereof and copies of all written documents, correspondence or other materials received from or on behalf of any such person. The Party receiving such Acquisition Proposal, inquiry, proposal, offer or request shall keep the other Parties promptly and reasonably informed of the status of discussions and negotiations (in each case, to the extent permitted to occur under Section 8.2(e)) with respect to such Acquisition Proposal, inquiry, proposal, offer or request, including any material developments, changes, modifications or other amendments thereto.

(e)

Notwithstanding any other provision of this Section 8.2, if at any time following the date of this Agreement and prior to obtaining the Dolly Varden Shareholder Approval, with respect to Dolly Varden, or the Contango Shareholder Approval, with respect to Contango, either Dolly Varden or Contango, as applicable, receives an unsolicited bona fide written Acquisition Proposal, such Party (A) may engage in or participate in discussions or negotiations with such person regarding such Acquisition Proposal, and (B) may provide copies of, access to or disclosure of information, properties, facilities, books or records of such Party or its subsidiaries, if and only if:

(i)

the Board of such Party determines, in good faith after consultation with its outside financial and legal advisors, that such Acquisition Proposal constitutes or could reasonably be expected to constitute or lead to a Superior Proposal;

(ii)

such person is not restricted from making an Acquisition Proposal pursuant to an existing standstill, confidentiality, non-disclosure, business purpose, use or similar restriction with such Party or any of its subsidiaries;

(iii)	such Party has been, and continues to be, in compliance with its obligations under this Section 8.2; and

(iv)

prior to providing any such copies, access or disclosures, such Party enters into a confidentiality and standstill agreement with such person, or confirms it has previously entered into such an agreement which remains in effect, in either case on terms that are not less favourable in the aggregate to such Party than the Confidentiality Agreement and which does not contain a restriction on the ability of such Party to disclose information to the other Parties relating to the agreement or the status of material developments and negotiations with respect to such Acquisition Proposal with such person and any such copies, access or disclosure provided to such person shall have already been (or simultaneously be) provided to the other Parties.

(f)

Nothing contained in this Agreement shall prohibit the Dolly Varden Board or Contango Board, as applicable, (acting in good faith and upon advice of its outside legal and financial advisors) from making any disclosure to its shareholders as required by applicable Laws (including, without limitation, its fiduciary duties under applicable Law), including complying with section 2.17 of Multilateral Instrument 62-104 – Takeover Bids and Issuer Bids and similar provisions under Securities Laws relating to the provision of a directors’ circular in respect of an Acquisition Proposal; provided, however, that neither Dolly Varden nor Contango, nor the Dolly Varden Board nor the Contango Board, shall be permitted to recommend that its shareholders tender any securities in connection with any take-over bid that is an Acquisition Proposal or effect a Change in Recommendation with respect thereto, except as permitted by Section 8.2(g);

(g)

If Dolly Varden or Contango receives an Acquisition Proposal that constitutes a Superior Proposal prior to obtaining the Dolly Varden Shareholder Approval, with respect to Dolly Varden, or the Contango Shareholder Approval, with respect to Contango, the Board of the Party receiving such Acquisition Proposal may, (1) make a Change in Recommendation in response to such Superior Proposal or (2) cause such Party to terminate this Agreement pursuant to Section 9.2(a)(iii)(B) or Section 9.2(a)(iv)(B) respectively, as applicable, and concurrently enter into a definitive agreement with respect to Superior Proposal (other than a confidentiality agreement permitted by Section 8.2(e), a “Proposed Agreement”), if and only if:

(i)

the person making such Superior Proposal is not restricted from making an Acquisition Proposal pursuant to an existing standstill, confidentiality, non-disclosure, business purpose, use or similar restriction;

(ii)	such Party has been, and continues to be, in compliance with its obligations under this Section 8.2;

(iii)

such Party or its Representatives have delivered to the other Parties the information required to be delivered by Section 8.2(d) and a written notice of the determination of the Board of such Party that such Acquisition Proposal constitutes a Superior Proposal and of the intention of the Board to make a Change in Recommendation or terminate this Agreement pursuant to 9.2(a)(iii)(B) or Section 9.2(a)(iv)(B) respectively, as applicable, to concurrently enter into a Proposed Agreement with respect to such Superior Proposal, as applicable, together with a written notice from the Board of such Party regarding the value that the Board, in consultation with its outside financial advisors, has determined should be ascribed to any non-cash consideration offered under such Acquisition Proposal (collectively, the “Superior Proposal Notice”);

(iv)

in the case of the Board of such Party complying with clause (iii) of this Section 8.2(g), such Party or its Representatives have provided the other Parties a copy of the Proposed Agreement and all supporting materials, including any financing documents with customary redactions supplied to such Party in connection therewith;

(v)

five Business Days (the “Response Period”) shall have elapsed from the date on which the other Parties have received the Superior Proposal Notice and all documentation referred to in Section 8.2(g)(iii) and Section 8.2(g)(iv);

(vi)

during any Response Period, the Party receiving the Superior Proposal Notice has had the opportunity (but not the obligation) in accordance with Section 8.2(h), to offer to amend this Agreement and the Plan of Arrangement in order for such Acquisition Proposal to cease to be a Superior Proposal;

(vii)

after the Response Period, the Board of the Party receiving the Acquisition Proposal (A) has determined in good faith, after consultation with its outside legal counsel and financial advisors, that such Acquisition Proposal continues to constitute a Superior Proposal (if applicable, compared to the terms of the Arrangement as proposed to be amended by the other Party under Section 8.2(h)), and (B) has determined in good faith, after consultation with its outside legal counsel, that the failure by the Board of such Party to make a Change in Recommendation or to cause such Party to terminate this Agreement to enter into the Proposed Agreement, as applicable, would be inconsistent with its fiduciary duties under applicable Law; and

(viii)

in the case of the Board of the Party receiving an Acquisition Proposal exercising its rights under this Section 8.2(g), prior to or concurrently with terminating this Agreement pursuant to this Section 8.2(g), such Party enters into such Proposed Agreement and concurrently pays to the other Party the amounts required to be paid pursuant to Section 8.3.

(h)

During the Response Period, or such longer period as the Party receiving an Acquisition Proposal may approve in writing for such purpose: (i) the Board of such Party shall review any offer made by the other Party under Section 8.2(g)(vi) to amend the terms of this Agreement and the Plan of Arrangement in good faith in order to determine whether such proposal would, upon acceptance, result in Acquisition Proposal previously constituting a Superior Proposal ceasing to be a Superior Proposal; and (ii) if the Board of such Party determines that an Acquisition Proposal previously constituting a Superior Proposal would cease to be a Superior Proposal, such Party shall promptly notify and negotiate in good faith with the other Party to make such amendments to the terms of this Agreement and the Arrangement as would enable the other Party to proceed with the transactions contemplated by this Agreement on such amended terms. If the Board of the Party receiving an Acquisition Proposal determines that such Acquisition Proposal would cease to be a Superior Proposal, such Party shall immediately so advise the other Party, and the Parties shall thereafter amend this Agreement to reflect such offer made by the other Party, and shall take and cause to be taken all such actions as are necessary to give effect to the foregoing.

(i)

Each successive amendment or modification to any Acquisition Proposal or Proposed Agreement that results in any modification to the consideration, or the value thereof or the other material terms or conditions relating thereto, shall constitute a new Acquisition Proposal for the purposes of this Section 8.2, and the other Party shall be afforded a new five Business Day Response Period from the date on which such Party has received the notice and all documentation referred to in Section 8.2(g)(iii) and Section 8.2(g)(iv) with respect to the new Superior Proposal from the other Party.

(j)

The Board of the Party receiving an Acquisition Proposal shall promptly reaffirm its Board Recommendation by press release after the Board of such Party determines that any Acquisition Proposal that is publicly announced is not a Superior Proposal or such Board determines that a proposed amendment to the terms of this Agreement as contemplated under Section 8.2(h) would result in an Acquisition Proposal that has been previously announced no longer being a Superior Proposal, and this Agreement has been so amended. The Party receiving an Acquisition Proposal shall provide the other Party and its outside legal counsel with a reasonable opportunity to review the form and content of any such press release and shall make all reasonable amendments to such press release as requested by the other Party and its counsel.

(k)

In circumstances where a Party provides the other Party with a Superior Proposal Notice and all documentation contemplated by Section 8.2(g)(iii) and Section 8.2(g)(iv) on a date that is less than seven Business Days prior to the scheduled date of the Dolly Varden Meeting or the Contango Meeting, as applicable, the Party responding to the Superior Proposal Notice may either proceed with or postpone its meeting to a date that is not more than ten Business Days after the scheduled date of such meeting (provided that such Party shall postpone such meeting to a date that is not more than ten Business Days after the scheduled date of such meeting if so directed by the other Party). If such meeting is so postponed, the Party responding to the notice of Superior Proposal shall be entitled to require the Party providing the notice of Superior Proposal to postpone its meeting to the same day and time as the postponed meeting.

(l)

Without limiting the generality of the foregoing, each Party shall advise its subsidiaries and Representatives of the prohibitions set out in this Section 8.2 and any violation of the restrictions set forth in this Section 8.2 by a Party or its subsidiaries or Representatives shall be deemed to be a breach of this Section by such Party.

8.3	Expenses and Termination Fees

(a)

Except as otherwise provided herein, all fees, costs and expenses incurred in connection with this Agreement and the Plan of Arrangement shall be paid by the Party incurring such fees, costs or expenses.

(b)

If a Dolly Varden Termination Fee Event occurs, Dolly Varden shall pay, or cause to be paid, to Contango or as Contango shall direct (by wire transfer of immediately available funds) the Termination Fee in accordance with Section 8.3(f). If a Contango Termination Fee Event occurs, Contango shall pay, or cause to be paid, to Dolly Varden or as Dolly Varden shall direct (by wire transfer of immediately available funds) the Termination Fee in accordance with Section 8.3(g).

(c)	For the purposes of this Agreement, “Termination Fee” means US$15,000,000.

(d)	For the purposes of this Agreement, “Dolly Varden Termination Fee Event” means the termination of this Agreement:

(i)

by Contango pursuant to Section 9.2(a)(iii)(A) [Dolly Varden Change in Recommendation], except where the Change in Recommendation by Dolly Varden which has led to the termination pursuant to Section 9.2(a)(iii)(A) was made solely because the Dolly Varden Board, acting in good faith, in consultation with its outside legal counsel and financial advisors, determined that a change, effect, event or occurrence (in any case that was unknown by the Dolly Varden Board as of the date hereof) has taken place that constitutes a Contango Material Adverse Effect and that, as a consequence, it would be inconsistent with the Dolly Varden Board’s fiduciary obligations to continue to recommend that Dolly Varden Shareholders vote in favour of the Arrangement or pursuant to Section 9.2(a)(iii)(D) [Dolly Varden Breach of Non-Solicitation];

(ii)	by Dolly Varden pursuant to Section 9.2(a)(iv)(B) [Dolly Varden Accepts Superior Proposal]; or

(iii)

by either Dolly Varden or Contango pursuant to Section 9.2(a)(ii)(A) [Effective Time has not occurred before Outside Date], Section 9.2(a)(ii)(C) [Dolly Varden Shareholder Approval not obtained at the Dolly Varden Meeting] or Section 9.2(a)(ii)(D) [Contango Shareholder Approval not obtained at the Contango Meeting] or by Contango pursuant to Section 9.2(a)(iii)(C) (due to wilful breach or actual fraud) [Breach of Dolly Varden Representations, Warranties or Covenants] but only if, in the case of this section (iii), prior to the termination of this Agreement, an Acquisition Proposal, or the intention to make an Acquisition Proposal, with respect to Dolly Varden shall have been made or publicly announced by any person (other than Contango or any of its affiliates) and has not expired or been withdrawn prior to the Dolly Varden Meeting; and:

(A)

within 12 months following the date of such termination Dolly Varden enters into a definitive agreement in respect of an Acquisition Proposal (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to above) and such Acquisition Proposal is later consummated (whether or not within such 12 month period); or

(B)	within 12 months following the date of such termination an Acquisition Proposal is consummated (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to above),

provided that for purposes of this Section 8.3(d), the term “Acquisition Proposal” shall have the meaning ascribed to such term in Section 1.1 except that each reference to “20%” therein shall be deemed to be a reference to “50%”.

(e)	For the purposes of this Agreement, “Contango Termination Fee Event” means the termination of this Agreement:

(i)

by Dolly Varden pursuant to Section 9.2(a)(iv)(A) [Contango Change in Recommendation], except where the Change in Recommendation by Contango which has led to the termination pursuant to Section 9.2(a)(iv)(A) was made solely because the Contango Board, acting in good faith, in consultation with its outside legal counsel and financial advisors, determined that a change, effect, event or occurrence (in any case that was unknown by the Contango Board as of the date hereof) has taken place that constitutes a Dolly Varden Material Adverse Effect and that, as a consequence, it would be inconsistent with the Contango Board’s fiduciary obligations to continue to recommend that Contango Shareholders vote in favour of the Arrangement or pursuant to Section 9.2(a)(iv)(D) [Contango Breach of Non-Solicitation];

(ii)	by Contango pursuant to Section 9.2(a)(iii)(B) [Contango Accepts Superior Proposal]; or

(iii)

by either Dolly Varden or Contango pursuant to Section 9.2(a)(ii)(A) [Effective Time has not occurred before Outside Date], Section 9.2(a)(ii)(C) [Dolly Varden Shareholder Approval not obtained at the Dolly Varden Meeting] or Section 9.2(a)(ii)(D) [Contango Shareholder Approval not obtained at the Contango Meeting] or by Dolly Varden pursuant to Section 9.2(a)(iv)(C) (due to a wilful breach or actual fraud) [Breach of Contango Representations, Warranties or Covenants], but only if, in the case of this section (iii), prior to the termination of this Agreement, an Acquisition Proposal, or the intention to make an Acquisition Proposal, with respect to Contango shall have been made or publicly announced by any person (other than Dolly Varden or any of its affiliates) and has not expired or been withdrawn prior to the Contango Meeting; and:

(A)

within 12 months following the date of such termination Contango enters into a definitive agreement in respect of an Acquisition Proposal (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to above) and such Acquisition Proposal is later consummated (whether or not within such 12 month period); or

(B)	within 12 months following the date of such termination an Acquisition Proposal is consummated (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to above),

provided that for purposes of this Section 8.3(e), the term “Acquisition Proposal” shall have the meaning ascribed to such term in Section 1.1 except that each reference to “20%” therein shall be deemed to be a reference to “50%”.

(f)

If a Dolly Varden Termination Fee Event occurs pursuant to Section 8.3(d)(i), the Termination Fee shall be payable by Dolly Varden to Contango within two Business Days following such Dolly Varden Termination Fee Event. If a Dolly Varden Termination Fee Event occurs pursuant to Section 8.3(d)(ii), the Termination Fee shall be paid by Dolly Varden to Contango prior to or concurrently with such termination. If a Dolly Varden Termination Fee Event occurs in the circumstances set out in Section 8.3(d)(iii), the Termination Fee shall be payable by Dolly Varden to Contango upon the closing of the applicable transaction referred to therein. Any Termination Fee payable pursuant to this Section 8.3(f) shall be paid by wire transfer of immediately available funds.

(g)

If a Contango Termination Fee Event occurs pursuant to Section 8.3(e)(i), the Termination Fee shall be payable by Contango to Dolly Varden within two Business Days following such Contango Termination Fee Event. If a Contango Termination Fee Event occurs pursuant to Section 8.3(e)(ii), the Termination Fee shall be paid by Contango to Dolly Varden prior to or concurrently with such termination. If a Contango Termination Fee Event occurs in the circumstances set out in Section 8.3(e)(iii), the Termination Fee shall be payable by Contango to Dolly Varden upon the closing of the applicable transaction referred to therein. Any Termination Fee payable pursuant to this Section 8.3(g) shall be paid by wire transfer of immediately available funds.

(h)

Each of the Parties acknowledges that the agreements contained in this Section 8.3 are an integral part of the transactions contemplated in this Agreement and that, without those agreements, the Parties would not enter into this Agreement. Each Party acknowledges that all of the payment amounts set out in this Section 8.3 are payments of liquidated damages which are a genuine pre-estimate of the damages which the Party entitled to such damages will suffer or incur as a result of the event giving rise to such damages and the resultant termination of this Agreement and are not penalties. Each of the Parties irrevocably waives any right it may have to raise as a defense that any such liquidated damages are excessive or punitive. For greater certainty, each Party agrees that, upon any termination of this Agreement under circumstances where a Party is entitled to a Termination Fee and such Termination Fee is paid in full, the Party receiving the Termination Fee shall be precluded from any other remedy against the other Parties at law or in equity or otherwise (including an order for specific performance), and shall not seek to obtain any recovery, judgment, or damages of any kind, including consequential, indirect, or punitive damages, against the other Parties or any of its subsidiaries or any of their respective directors, officers, employees, partners, managers, members, shareholders or affiliates in connection with this Agreement or the transactions contemplated hereby.

(i)

Nothing in this Section 8.3 shall relieve or have the effect of relieving any Party in any way from liability for damages incurred or suffered by a Party as a result of an intentional or wilful breach of this Agreement.

(j)

Nothing in this Section 8.3 shall preclude a Party from seeking injunctive relief to restrain any breach or threatened breach of the covenants or agreements set forth in this Agreement or otherwise to obtain specific performance of any such covenants or agreements, without the necessity of posting bond or security in connection therewith.

(k)	For greater certainty, except as provided in Section 8.3(i), a Party shall not be obligated to make more than one payment of the Termination Fee pursuant to this Section 8.3.

8.4	Access to Information; Confidentiality

(a)

From the date hereof until the earlier of the Effective Time and the termination of this Agreement pursuant to its terms, subject to compliance with applicable Laws and the terms of any existing Contracts, Dolly Varden shall, and shall cause its Representatives to, afford to Contango and its Representatives, upon reasonable notice, such access as Contango may reasonably require at all reasonable times, including, for the purpose of facilitating integration business planning, to its officers, employees, agents, properties, books, records, payroll, bank accounts and Contracts, and shall furnish Contango on a timely basis with all data and information relating to ongoing activities and programs at the Dolly Varden Projects or as Contango may reasonably request from time to time, including, if so requested by Contango and at the expense of Contango, allowing Representatives of Contango to be present at the Dolly Varden Projects.

(b)

From the date hereof until the earlier of the Effective Time and the termination of this Agreement pursuant to its terms, subject to compliance with applicable Laws and the terms of any existing Contracts, Contango shall, and shall cause its Representatives to, afford to Dolly Varden and its Representatives, upon reasonable notice, such access as Dolly Varden may reasonably require at all reasonable times to its officers, employees, agents, properties, books, records, payroll, bank accounts and Contracts, and shall furnish Dolly Varden on a timely basis with all data and information relating to ongoing activities and programs at the Contango Projects or as Dolly Varden may reasonably request from time to time, including, if so requested by Dolly Varden and at the expense of Dolly Varden, allowing Representatives of Dolly Varden to be present at the Contango Projects.

(c)

Contango and Dolly Varden acknowledge and agree that information furnished pursuant to this Section 8.4 shall be subject to the terms and conditions of the Confidentiality Agreement. Any such investigation by the Parties and its Representatives under this Section 8.4 or otherwise shall not mitigate, diminish or affect the representations and warranties of the Parties contained in this Agreement or any document or certificate delivered pursuant hereto.

8.5	Insurance and Indemnification

(a)

Prior to the Effective Time, Dolly Varden may purchase customary “tail” policies of directors’ and officers’ liability, products and completed operations liability and employment practices liability insurance from a reputable and financially sound insurance carrier and containing terms and conditions no less favourable in the aggregate to the protection provided by the policies maintained by Dolly Varden and its subsidiaries which are in effect immediately prior to the Effective Date and, providing protection in respect of claims arising from facts or events which occurred on or prior to the Effective Time and Contango will, and will cause Dolly Varden or its subsidiaries to, maintain such tail policies in effect, without any reduction in scope or coverage for six years from the Effective Time; provided, that Dolly Varden and its subsidiaries shall not be required to pay any amounts in respect of such coverage prior to the Effective Time and provided further that the cost of such policies shall not exceed 300% of the current annual aggregate premium for policies currently maintained by Dolly Varden or its subsidiaries.

(b)

Contango will cause Dolly Varden and its other subsidiaries to, honour all rights to indemnification or exculpation now existing in favour of present and former employees, officers and directors of Dolly Varden and its subsidiaries under Law and under the articles or other constating documents of Dolly Varden or its subsidiaries or, to the extent that they are disclosed in Dolly Varden Disclosure Letter, under any agreement or contract of any indemnified person with Dolly Varden or with any of its subsidiaries, and acknowledges that such rights shall survive the completion of the Plan of Arrangement. To the extent within the control of Contango, Contango shall ensure that the same shall not be amended, repealed or otherwise modified in any manner that would adversely affect any right thereunder of any such indemnified person and shall continue in full force and effect in accordance with their terms for a period of not less than six years from the Effective Date.

(c)	From and following the Effective Time, Contango and the Acquiror will cause Dolly Varden to comply with its obligations under Section 8.5(a) and Section 8.5(b).

(d)

If Dolly Varden, Contango, the Acquiror or any of their direct or indirect parent companies or successors or assigns shall (i) amalgamate, consolidate with or merge or wind-up into any other person and shall not be the continuing or surviving corporation or entity; or (ii) transfer all or substantially all of its properties and assets to any person, then, and in each such case, proper provisions shall be made so that the successors and assigns and transferees of Dolly Varden or Contango, as the case may be, shall assume all of the obligations of Dolly Varden, Contango or Acquiror, as applicable, set forth in this Section 8.5.

(e)

The provisions of this Section 8.5 are intended for the benefit of, and shall be enforceable by, each insured or indemnified person, his or her heirs and his or her legal representatives and, for such purpose, Dolly Varden hereby confirms that it is acting as trustee on their behalf, and agrees to enforce the provisions of this Section 8.5 on their behalf. Furthermore, this Section 8.5 shall survive the termination of this Agreement as a result of the occurrence of the Effective Date for a period of six years.

ARTICLE 9

TERM, TERMINATION, AMENDMENT AND WAIVER

9.1	Term

This Agreement shall be effective from the date of this Agreement, until the earlier of the Effective Time and the termination of this Agreement in accordance with its terms.

9.2	Termination

(a)	This Agreement may be terminated prior to the Effective Time:

(i)	by mutual written agreement of Dolly Varden and Contango; or

(ii)	by either Dolly Varden or Contango, if:

(A)

the Effective Time shall not have occurred on or before the Outside Date, except that the right to terminate this Agreement under this Section 9.2(a)(ii)(A) shall not be available to any Party whose failure to fulfill any of its covenants or agreements or breach of any of its representations and warranties under this Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur by such Outside Date;

(B)

after the date of this Agreement, there shall be enacted or made any applicable Law or Order that makes consummation of the Arrangement illegal or otherwise prohibits or enjoins Dolly Varden, Contango or the Acquiror from consummating the Arrangement and such applicable Law, Order or enjoinment shall have become final and non-appealable; provided that the Party seeking to terminate this Agreement under this Section 9.2(a)(ii)(B) has complied with Section 6.5(c) in all material respects;

(C)

the Dolly Varden Shareholder Approval shall have not been obtained at the Dolly Varden Meeting (including any adjournment or postponement thereof) in accordance with the Interim Order, provided that a Party may not terminate this Agreement pursuant to this Section 9.2(a)(ii)(C) if the failure to obtain the Dolly Varden Shareholder Approval has been caused by, or is a result of, a breach by such Party of any of its representations or warranties or the failure of such Party to perform any of its covenants or agreements under this Agreement;

(D)

the Contango Shareholder Approval shall have not been obtained at the Contango Meeting (including any adjournment or postponement thereof), provided that a Party may not terminate this Agreement pursuant to this Section 9.2(a)(ii)(D) if the failure to obtain the Contango Shareholder Approval has been caused by, or is a result of, a breach by such Party of any of its representations or warranties or the failure of such Party to perform any of its covenants or agreements under this Agreement; or

(iii)	by Contango, if:

(A)	the Dolly Varden Board makes a Change in Recommendation;

(B)

prior to obtaining the Contango Shareholder Approval, the Contango Board authorizes Contango, subject to complying with the terms of this Agreement, to enter into a binding written agreement relating to a Superior Proposal; provided that concurrent with such termination, Contango pays, or causes to be paid, the Termination Fee payable pursuant to Section 8.3;

(C)

a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Dolly Varden set forth in this Agreement shall have occurred that would cause the conditions set forth in Section 7.1 or Section 7.2 not to be satisfied, and such breach or failure is incapable of being cured on or prior to the Outside date or is not cured in accordance with the terms of Section 8.1(b); provided that Contango is not then in breach of this Agreement so as to cause any of the conditions set forth in Section 7.1 or Section 7.2 not to be satisfied;

(D)	without limiting the provisions of subparagraph (C) above, Dolly Varden wilfully or materially breaches any of its obligations or covenants set forth in Section 8.2; or

(E)	there has occurred a Dolly Varden Material Adverse Effect following the date hereof.

(iv)	by Dolly Varden, if:

(A)	the Contango Board makes a Change in Recommendation;

(B)

prior to obtaining the Dolly Varden Shareholder Approval, the Dolly Varden Board authorizes Dolly Varden, subject to complying with the terms of this Agreement, to enter into a binding written agreement relating to a Superior Proposal; provided that concurrent with such termination, Dolly Varden pays, or causes to be paid, the Termination Fee payable pursuant to Section 8.3;

(C)

a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Contango set forth in this Agreement shall have occurred that would cause the conditions set forth in Section 7.1 or Section 7.3 not to be satisfied, and such breach or failure is incapable of being cured on or prior to the Outside date or is not cured in accordance with the terms of Section 8.1(b); provided that Dolly Varden is not then in breach of this Agreement so as to cause any of the conditions set forth in Section 7.1 or Section 7.3 not to be satisfied;

(D)	without limiting the provisions of subparagraph (C) above, Contango wilfully or materially breaches any of its obligations or covenants set forth in Section 8.2; or

(E)	there has occurred a Contango Material Adverse Effect following the date hereof.

(b)

The Party desiring to terminate this Agreement pursuant to this Section 9.2 (other than pursuant to Section 9.2(a)(i)) shall give written notice of such termination to the other Parties, specifying in reasonable detail the basis for such Party’s exercise of its termination right.

(c)

If this Agreement is terminated pursuant to this Section 9.2, this Agreement shall become void and of no effect without liability of any Party (or any shareholder, director, officer, employee, agent, consultant or representative of such Party) to any other Parties hereto, except as otherwise expressly contemplated hereby, and provided that the provisions of this Section 9.2(c) and Sections 8.3, 10.2, 10.4, 10.6, 10.7, as well as the confidentiality provisions of Section 8.4 and the provisions of the Confidentiality Agreement (other than any standstill provisions contained therein) and the indemnification obligations of Contango in Section 8.5, shall survive any termination hereof pursuant to Section 9.2(a); provided further that neither the termination of this Agreement nor anything contained in this Section 9.2 shall relieve a Party from any liability arising prior to such termination.

9.3	Amendment

This Agreement and the Plan of Arrangement may, at any time and from time to time before or after the holding of the Dolly Varden Meeting or the Contango Meeting but not later than the Effective Time, be amended by mutual written agreement of the Parties and any such amendment may, subject to the Interim Order and the Final Order and applicable Law, without limitation:

(a)	change the time for performance of any of the obligations or acts of the Parties;

(b)	waive any inaccuracies or modify any representation or warranty contained herein or in any document delivered pursuant hereto;

(c)	waive compliance with or modify any of the covenants herein contained and waive or modify performance of any of the obligations of the Parties; or

(d)	waive compliance with or modify any mutual conditions precedent herein contained.

9.4	Waiver

Any Party may (a) extend the time for the performance of any of the obligations or acts of the other Parties, (b) waive compliance, except as provided herein, with any of the other Parties’ agreements, covenants or obligations, or the fulfilment of any conditions to its own obligations contained herein, or (c) waive inaccuracies in any of the other Parties’ representations or warranties contained herein or in any document delivered by the other Parties; provided, however, that any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such Party and, unless otherwise provided in the written waiver, will be limited to the specific breach or condition waived. A Party’s failure or delay in exercising any right under this Agreement will not operate as a waiver of that right. A single or partial exercise of any right will not preclude a Party from any other or further exercise of that right or the exercise of any other right.

ARTICLE 10

GENERAL PROVISIONS

10.1	Notices

All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given and received on the day it is delivered, provided that it is delivered on a Business Day prior to 5:00 p.m. local time in the place of delivery or receipt. However, if notice is delivered after 5:00 p.m. local time or if such day is not a Business Day then the notice shall be deemed to have been given and received on the next Business Day. Notice shall be sufficiently given if delivered (either in person or by courier), or if transmitted by email (with confirmation of transmission) to the Parties at the following addresses (or at such other addresses as shall be specified by any Party by notice to the other given in accordance with these provisions):

(a)	if to Contango:

Contango ORE, Inc.

516 2nd Avenue

Fairbanks, AK 99701

Attention: Rick Van Nieuwenhuyse, President & Chief Executive Officer

E-mail:	[***]

with a copy (which shall not constitute notice) to:

Blake, Cassels & Graydon LLP

Suite 3500, 1133 Melville Street,

Vancouver, BC V6E 4E5

Attention: Steven McKoen and Michelle Noorani

E-mail:   [***] and [***]

(b)	if to Acquiror:

1566004 B.C. Ltd.

516 2nd Avenue

Fairbanks, AK 99701

Attention: Mike Clark, President, Secretary & Treasurer

E-mail:   [***]

with a copy (which shall not constitute notice) to:

Blake, Cassels & Graydon LLP

Suite 3500, 1133 Melville Street,

Vancouver, BC V6E 4E5

Attention: Steven McKoen and Michelle Noorani

E-mail:   [***] and [***]

(c)	if to Dolly Varden:

Dolly Varden Silver Corporation

Suite 3123 – 595 Burrard Street

PO Box 49139

Three Bentall Centre

Vancouver, BC V7X 1J1

Attention: Shawn Khunkhun

E-mail:   [***]

with a copy (which shall not constitute notice) to:

Stikeman Elliott LLP

Suite 1700, 666 Burrard Street

Vancouver, BC V6C 2X8

Attention: Victor Gerchikov

E-mail:   [***]

10.2	Governing Law

This Agreement shall be governed, including as to validity, interpretation and effect, by the laws of the Province of British Columbia and the laws of Canada applicable therein. Each of the Parties hereby irrevocably attorns to the exclusive jurisdiction of the Courts of the Province of British Columbia in respect of all matters arising under and in relation to this Agreement and the Arrangement and waives any defences to the maintenance of an action in the Courts of the Province of British Columbia.

10.3	Injunctive Relief

Subject to Section 8.3, the Parties agree that irreparable harm would occur for which money damages would not be an adequate remedy at Law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the Parties agree that, in the event of any breach or threatened breach of this Agreement by a Party, the non-breaching Party will be entitled, without the requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance, and the Parties shall not object to the granting of injunctive or other equitable relief on the basis that there exists an adequate remedy at law. Subject to Section 8.3, such remedies will not be the exclusive remedies for any breach of this Agreement but will be in addition to all other remedies available at Law or equity to each of the Parties.

10.4	Time of Essence

Time shall be of the essence in this Agreement.

10.5	Entire Agreement, Binding Effect and Assignment

Contango may assign all or any part of its rights under this Agreement to, and its obligations under this Agreement may be assumed by, an affiliate of Contango, provided that if such assignment or assumption takes place, Contango shall continue to be liable jointly and severally with such affiliate for all of its obligations hereunder. Contango shall provide Dolly Varden with written notice of such assignment on or before 5:00 p.m. (Vancouver time) on the Business Day following such assignment. This Agreement shall be binding on and shall enure to the benefit of the Parties and their respective successors and permitted assigns.

This Agreement (including the exhibits and schedules hereto, the Dolly Varden Disclosure Letter and the Contango Disclosure Letter) and the Confidentiality Agreement constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, between the Parties, or any of them, with respect to the subject matter hereof and thereof and, except as expressly provided herein, this Agreement is not intended to and shall not confer upon any person other than the Parties any rights or remedies hereunder. Except as expressly permitted by the terms hereof, neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by either of the Parties without the prior written consent of the other Parties.

10.6	Severability

If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law or public policy, that provision will be severed from this Agreement and all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

10.7	Further Assurances

Each Party shall use all commercially reasonable efforts do all such things and provide all such reasonable assurances as may be required to consummate the transactions contemplated by this Agreement, and each Party shall provide such further documents or instruments as reasonably required by any other Parties as necessary or desirable to effect the purpose of this Agreement and carry out its provisions, whether before or after the Effective Date.

10.8	No Third Party Beneficiaries

Except as provided in Section 8.5(e) this Agreement is not intended to confer any rights or remedies upon any person other than the Parties to this Agreement.

10.9	Mutual Interest

Notwithstanding the fact that any part of this Agreement has been drafted or prepared by or on behalf of one of the Parties, the Parties confirm that they and their respective counsel have reviewed and negotiated this Agreement and that the Parties have adopted this Agreement as the joint agreement and understanding of the Parties, and the language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and the Parties waive the application of any Laws or rule or construction providing that ambiguities in any agreement or other document will be construed against the Party drafting such agreement or other document and agree that no rule of construction providing that a provision is to be interpreted in favour of the person who contracted the obligation and against the person who stipulated it will be applied against any Party.

10.10	Counterparts, Execution

This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. The Parties shall be entitled to rely upon delivery of an executed electronic copy of this Agreement, and such executed electronic copy shall be legally effective to create a valid and binding agreement between the Parties.

[The next page is the signature page.]

IN WITNESS WHEREOF the Parties have executed this Agreement as of the date first written above.

CONTANGO ORE, INC.

By:	/s/ Rick Van Nieuwenhuyse
Name: Rick Van Nieuwenhuyse
Title: President and Chief Executive Officer

1566004 B.C. LTD.

By:	/s/ Michael Clark
Name: Michael Clark
Title: President

DOLLY VARDEN SILVER CORPORATION

By:	/s/ Shawn Khunkhun
Name: Shawn Khunkhun
Title: President and Chief Executive Officer

SCHEDULE A

PLAN OF ARRANGEMENT

PLAN OF ARRANGEMENT UNDER DIVISION 5 OF PART 9 OF THE

BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

(see attached)

A-1

PLAN OF ARRANGEMENT

Under Division 5 of Part 9 of the Business Corporations Act (British Columbia)

concerning

Dolly Varden Silver Corporation

ARTICLE 1

INTERPRETATION

1.1	Definitions

For the purposes of this Plan of Arrangement, the following have the respective meanings set forth below:

“Acquiror” means 1566004 B.C. Ltd., a company directly and wholly-owned by Callco immediately prior to the Effective Time, existing under the laws of the Province of British Columbia;

“Acquiror Shares” means the common shares in the authorized share structure of Acquiror;

“Affiliate” means, with respect to any Person, any other Person who directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative thereto;

“Amalco” has the meaning set forth in Section 4.1(e)(i).

“Amalco Common Shares” has the meaning set forth in Section 4.5(d);

“Amalco Exchangeable Shares” has the meaning set forth in Section 4.5(d);

“Amalgamation” has the meaning set forth in Section 4.1(e)(i);

“Arrangement” means the arrangement under Division 5 of Part 9 of the BCBCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations thereto made in accordance with Section 9.3 of the Arrangement Agreement, this Plan of Arrangement or at the direction of the Court in the Interim Order or Final Order with the consent of Contango, Acquiror and Dolly Varden, each acting reasonably;

“Arrangement Agreement” means the Arrangement Agreement dated December 7, 2025 among Dolly Varden, Acquiror and Contango as same may be amended, modified or supplemented from time to time in accordance therewith prior to the Effective Time, providing for, among other things, the Arrangement;

“BCBCA” means the Business Corporations Act (British Columbia);

“Business Day” means any day, other than a Saturday, a Sunday or any other day on which the banks located in Vancouver, British Columbia are closed or authorized to be closed;

“Callco” means 1566002 B.C. Unlimited Liability Company, an unlimited liability company, directly and wholly-owned by Contango, existing under the laws of the Province of British Columbia;

“Callco Share” means a common share in the capital of Callco;

“Code” means the United States Internal Revenue Code of 1986, as amended;

“Consideration” means (i) in the case of an Eligible Holder who validly elected to receive Exchangeable Shares prior to the Election Deadline in accordance with this Plan of Arrangement, for each Dolly Varden Share, 0.1652 of an Exchangeable Share, and (ii) in the case of each other Dolly Varden Shareholder, for each Dolly Varden Share, 0.1652 of a Contango Consideration Share;

“Consideration Shares” means Contango Consideration Shares and Exchangeable Shares to be issued as Consideration pursuant to the Arrangement;

“Contango” means Contango, a Delaware corporation;

“Contango Consideration Shares” means Contango Shares to be issued as Consideration pursuant to the Arrangement;

“Contango Share” means a share of voting common stock in the authorized share structure of Contango;

“Court” means the Supreme Court of British Columbia;

“Depositary” means Computershare Investor Services Inc., in its capacity as depositary for the Arrangement;

“Dissent Rights” has the meaning set forth in Section 6.1;

“Dissenting Shareholder” means a registered Dolly Varden Shareholder as of the record date of the Dolly Varden Meeting that duly and validly exercises the Dissent Rights in strict compliance with Sections 237 to 247 of the BCBCA, as modified by the Interim Order, the Final Order, Section 6.1, or any other order of the Court and that has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights;

“Dolly Varden” means Dolly Varden Silver Corporation, a British Columbia company;

“Dolly Varden Circular” has the meaning set forth in the Arrangement Agreement;

“Dolly Varden Meeting” has the meaning set forth in the Arrangement Agreement;

“Dolly Varden Option” means an option to purchase a Dolly Varden Share granted pursuant to the Dolly Varden Option Plan;

“Dolly Varden Option In-The-Money Amount” in respect of a Dolly Varden Option means the amount, if any, by which the total fair market value (determined immediately before the Effective Time) of the Dolly Varden Share that a Holder of a Dolly Varden Option is entitled to acquire on exercise of such Dolly Varden Option immediately before the Effective Time exceeds the aggregate exercise price to acquire such Dolly Varden Share;

“Dolly Varden Option Plan” means the Dolly Varden Stock Option Plan dated May 20, 2022;

“Dolly Varden Resolution” means the special resolution to be considered by the Dolly Varden Shareholders at the Dolly Varden Meeting, substantially in the form attached as Schedule B to the Arrangement Agreement;

“Dolly Varden RSU” means a restricted share unit awarded pursuant to the Dolly Varden RSU Plan;

“Dolly Varden RSU Net Exercise Agreements” means, collectively, the agreements to be entered into by Dolly Varden and each Holder of Dolly Varden RSUs prior to the Effective Time providing for the net exercise of the Dolly Varden RSUs in connection with the surrender and cancellation or redemption of the Dolly Varden RSUs pursuant to the terms of the Dolly Varden RSU Plan and in connection with the Arrangement, in a form to be agreed to by Dolly Varden and Contango, each acting reasonably;

“Dolly Varden RSU Plan” means the Dolly Varden Restricted Share Unit Plan dated May 20, 2022;

“Dolly Varden Security” means a Dolly Varden Share, Dolly Varden Option or Dolly Varden RSU;

“Dolly Varden Securityholder” means a holder of one or more Dolly Varden Securities;

“Dolly Varden Share” means a common share in the authorized share structure of Dolly Varden;

“Dolly Varden Shareholder” means a registered or beneficial holder of one or more Dolly Varden Shares and, where the context so provides, includes joint holders of such Dolly Varden Shares;

“Effective Date” has the meaning set forth in the Arrangement Agreement;

“Effective Time” means 12:01 a.m. (Vancouver time) on the Effective Date, or such other time as the parties to the Arrangement Agreement agree to in writing before the Effective Date;

“Electing Dolly Varden Shares” has the meaning set forth in Section 4.1(c);

“Election Deadline” means the date and time as agreed by Dolly Varden and Contango (each acting reasonably) and set in accordance with Section 4.2(b) as the deadline for Eligible Holders to make the election in Section 4.2(a); provided that, for greater certainty, the Election Deadline shall be prior to the Effective Date;

“Eligible Holder” means a Dolly Varden Shareholder that is a beneficial owner of Dolly Varden Shares and is: (a) a resident of Canada for purposes of the Tax Act and not exempt from tax under Part I of the Tax Act; or (b) a “Canadian partnership” within the meaning of the Tax Act, other than a Canadian partnership all the members of which are exempt from tax under Part I of the Tax Act;

“Exchange Ratio” means 0.1652 of a Contango Share for each Dolly Varden Share;

“Exchangeable Share Provisions” means the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares, which rights, privileges, restrictions and conditions shall be consistent with the terms set out in the Exchangeable Share Term Sheet, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof;

“Exchangeable Share Support Agreement” means an agreement to be made among Contango, Callco and Acquiror on the Effective Date and in connection with this Plan of Arrangement consistent with the terms set out in the Exchangeable Share Term Sheet, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof;

“Exchangeable Share Term Sheet” means the term sheet summarizing the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares as set forth in Schedule F to the Arrangement Agreement;

“Exchangeable Shares” means the exchangeable shares in the capital of Acquiror having the rights, privileges, restrictions and conditions set forth in the Exchangeable Share Provisions;

“Final Order” means the final order of the Court pursuant to Section 291 of the BCBCA, in form and substance acceptable to Contango and Dolly Varden, each acting reasonably, after a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, approving the Arrangement, as such order may be affirmed, amended, modified, supplemented or varied by the Court (with the consent of Contango and Dolly Varden, each acting reasonably) at any time prior to the Effective Date or, if appealed, then, as affirmed or as amended on appeal (provided that any such amendment is acceptable to Contango and Dolly Varden, each acting reasonably) unless such appeal is withdrawn, abandoned or denied;

“Governmental Entity” means (a) any multinational, federal, national, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, commissioner, board, minister, ministry, bureau, agency or instrumentality, domestic or foreign, (b) any subdivision, agent, commission, board or authority of any of the foregoing, (c) any quasi-governmental or private body, including any tribunal, commission, regulatory agency or self-regulatory organization, exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing, or (d) any stock exchange, including the NYSE American and TSXV;

“Holders” means (a) when used with reference to Dolly Varden Shares, the holders thereof shown from time to time in the central securities registers of Dolly Varden and, where the context so provides, includes joint holders of such Dolly Varden Shares, (b) when used with reference to Dolly Varden Options, the holders thereof shown from time to time in the register maintained by or on behalf of Dolly Varden in respect of Dolly Varden Options, and (c) when used with reference to Dolly Varden RSUs, the holders thereof shown from time to time in the register maintained by or on behalf of Dolly Varden in respect of Dolly Varden RSUs;

“Interim Order” means the interim order of the Court contemplated by Section 2.2 of the Arrangement Agreement and made pursuant to Section 291 of the BCBCA in form acceptable to Contango and Dolly Varden, each acting reasonably, providing for, among other things, declaration and direction in respect of the notice to be given in respect of, and the calling and holding of the Dolly Varden Meeting, as the same may be affirmed, amended, modified, supplemented or varied by the Court (provided that any such amendment, modification, supplement or variation is acceptable to Contango and Dolly Varden, each acting reasonably);

“Law” or “Laws” means all laws (including common law), by-laws, statutes, rules, regulations, principles of law and equity, orders, rulings, ordinances, judgements, injunctions, determinations, awards, decrees or other requirements, whether domestic or foreign, and the terms and conditions of any grant of approval, permission, authority or license of any Governmental Entity or self-regulatory authority (including, where applicable, the TSXV and the NYSE American), and the term “applicable” with respect to such Laws and in a context that refers to one or more persons, means such Laws as are applicable to such person or its business, undertaking, assets, property or securities and emanate from a person having jurisdiction over the person or persons or its or their business, undertaking, assets, property or securities;

“Letter of Transmittal and Election Form” means the letter of transmittal and election form(s) for use by registered Dolly Varden Shareholders, in the form accompanying the Dolly Varden Circular (which shall be reasonably acceptable to Contango) or in any other form reasonably acceptable to Contango and Dolly Varden, providing for Dolly Varden Shareholder’s election with respect to the Consideration and which shall specify that delivery shall be effected, and risk of loss and title to the share certificates representing the applicable Dolly Varden Shares, if any, shall pass, only upon proper delivery of such share certificates (or effective affidavits of loss in lieu thereof) to the Depositary and which shall be in such form and have such other customary provisions as Dolly Varden may specify (which shall be reasonably acceptable to Contango);

“Lien” has the meaning set forth in the Arrangement Agreement;

“Non-Electing Dolly Varden Shares” has the meaning set forth in Section 4.1(b);

“NYSE American” means the NYSE American Stock Exchange LLC;

“Person” means an individual, sole proprietorship, partnership, association, body corporate, trust, natural person in his or her capacity as trustee, executor, administrator or other legal representative, Governmental Entity or any other entity, whether or not having legal status;

“Plan of Arrangement”, “hereof”, “herein”, “hereunder”, and similar expressions refer to this Plan of Arrangement and not to any particular Article, Section or other portion hereof and includes any agreement or instrument supplementary or ancillary hereto;

“Replacement Option In-The-Money Amount” in respect of a Replacement Option means the amount, if any, by which the total fair market value (determined immediately after the Effective Time) of the Contango Shares that a holder is entitled to acquire on exercise of the Replacement Option at and from the Effective Time exceeds the aggregate exercise price to acquire such Contango Shares;

“Replacement Options” means options to purchase Contango Shares granted in exchange for the Dolly Varden Options pursuant to this Plan of Arrangement;

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership or other legal entity of which (a) if a corporation, a majority of the total voting power of shares entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof, or (b) if a limited liability company, partnership, association or other business entity (other than a corporation), a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof and for this purpose, a Person or Persons own a majority ownership interest in such a business entity (other than a corporation) if such Person or Persons shall be allocated a majority of such business entity’s gains or losses or shall be a, or control any, managing director or general partner of such business entity (other than a corporation). The term “Subsidiary” shall include all Subsidiaries of such Subsidiary;

“Tax” has the meanings set forth in the Arrangement Agreement;

“Tax Act” means the Income Tax Act (Canada);

“Trustee” means a trustee to be mutually chosen by Contango and Dolly Varden, acting reasonably, to act as trustee under the Voting and Exchange Trust Agreement and any successor trustee appointed under the Voting and Exchange Trust Agreement;

“TSXV” means the TSX Venture Exchange;

“U.S. Dollar Equivalent” means, in respect of any amount expressed in Canadian dollars (the “Canadian Dollar Amount”), the quotient obtained by dividing (i) the Canadian Dollar Amount by (ii) the “US Dollar” daily exchange rate published by the Bank of Canada on the Business Day immediately preceding the Effective Date or, in the event such daily exchange rate is not available, the Canadian dollar-U.S. dollar exchange rate on the Business Day immediately preceding the Effective Date, expressed in U.S. dollars, as may be determined by Contango (which shall be reasonably acceptable to Dolly Varden); and

“Voting and Exchange Trust Agreement” means an agreement entered into between Contango, Callco, Acquiror and the Trustee on the Effective Date in connection with this Plan of Arrangement.

1.2	Headings and References

The division of this Plan of Arrangement into Articles and sections and the insertion of headings are for convenience of reference only and do not affect the construction or interpretation of this Plan of Arrangement. Unless otherwise specified, references to Articles and sections are to Articles and sections of this Plan of Arrangement.

1.3	Time Periods

Unless otherwise specified, time periods within, or following, which any payment is to be made, or act is to be done, shall be calculated by excluding the day on which the period commences and including the day on which the period ends and by extending the period to the next Business Day following if the last day of the period is not a Business Day.

1.4	Currency

Unless otherwise stated, all references in this Plan of Arrangement to sums of money are expressed in lawful money of Canada.

1.5	Time

Unless otherwise indicated, all times expressed herein or in any Letter of Transmittal and Election Form are to local time, Vancouver, British Columbia.

1.6	Construction

In this Plan of Arrangement:

(a)	unless the context otherwise requires, words importing the singular include the plural and vice versa and words denoting any gender include all genders;

(b)	the word “including” or “includes” shall mean “including (or includes) without limitation”;

(c)	“or” is intended to be inclusive and is deemed to mean “and/or”; and

(d)

any reference to a statute includes all rules and regulations made pursuant to such statute and, unless otherwise specified, the provisions of any statute or regulation or rule which amends, supplements or supersedes any such statute or any such regulation or rule.

1.7	Governing Law

This Plan of Arrangement shall be governed by and construed in accordance with the BCBCA, and the Laws of the Province of British Columbia and other federal Laws of Canada applicable therein.

ARTICLE 2

PURPOSE AND EFFECT OF THE PLAN OF ARRANGEMENT

2.1	Plan of Arrangement

This Plan of Arrangement is made pursuant to, is subject to the provisions of and forms part of, the Arrangement Agreement.

2.2	Effectiveness

This Plan of Arrangement and the Arrangement will become effective, and will be binding, at and after the times referred to in Section 4.1 on: (a) Dolly Varden, (b) Acquiror, (c) Callco, (d) Contango, (e) all Dolly Varden Securityholders (including Dissenting Shareholders), (f) all holders of Exchangeable Shares, (g) the Depositary, (h) Amalco (upon and following the Amalgamation), and (i) all other Persons, in each case without any further authorization, act or formality on the part of the Court or any Person from and after the Effective Time.

ARTICLE 3

CONVERTIBLE SECURITIES

3.1	Restricted Share Units

On the Effective Date, immediately prior to the Effective Time, not as part of the Arrangement, all of the Dolly Varden Shares to be issued in connection with the surrender and cancellation or redemption of the Dolly Varden RSUs in accordance with the terms of the Dolly Varden RSU Plan, the Dolly Varden RSU Net Exercise Agreements and the Arrangement Agreement shall be issued and the name of each such former holder of a surrendered and cancelled or redeemed Dolly Varden RSU shall be entered into the central securities register of Dolly Varden, but no such former holder shall be entitled to a certificate or other evidence representing the Dolly Varden Shares issued upon the surrender and cancellation or redemption of such holder’s Dolly Varden RSU, such that each former holder of a Dolly Varden RSU prior to the Effective Time participates in the Arrangement as a Dolly Varden Shareholder. All agreements relating to Dolly Varden RSUs issued under the Dolly Varden RSU Plan shall, on completion of the foregoing surrender and cancellations or redemptions, be terminated and be of no further force and effect.

3.2	Stock Options

On the Effective Date, but not as part of the Arrangement, each Dolly Varden Option outstanding immediately prior to the Effective Time, whether vested or unvested, shall be deemed to be vested to the fullest extent, and following completion of the step set out in Section 4.1(d), but for greater certainty prior to the completion of the step set out in Section 4.1(e), shall be exchanged for a Replacement Option to purchase from Contango the number of Contango Shares (rounded down to the nearest whole number) equal to: (A) the Exchange Ratio, multiplied by (B) the number of Dolly Varden Shares subject to such Dolly Varden Option immediately prior to the Effective Time, at an exercise price per Dolly Varden Share (rounded up to the nearest whole cent) equal to (M) the U.S. Dollar Equivalent of the exercise price per Dolly Varden Share otherwise subject to such Dolly Varden Option immediately prior to the Effective Time, divided by (N) the Exchange Ratio. Except as set out above, all other terms and conditions of such Replacement Option, including the conditions to and manner of exercising, will be the same as the Dolly Varden Option so exchanged, and shall be governed by the terms of the Dolly Varden Option Plan, and any document evidencing a Dolly Varden Option shall thereafter evidence and be deemed to evidence such Replacement Option and no certificates evidencing the Replacement Options will be issued and the Replacement Options shall be governed by and be subject to such certificates, other than as amended hereby. It is intended that the provisions of subsection 7(1.4) of the Tax Act apply to the exchange of a Dolly Varden Option for a Replacement Option. Therefore, in the event that the Replacement Option In-The-Money Amount in respect of a Replacement Option would, but for this sentence, exceed the Dolly Varden Option In-The-Money Amount in respect of the Dolly Varden Option for which it is exchanged, the number of Contango Shares which may be acquired on exercise of the Replacement Option at and after the Effective Time will be automatically adjusted accordingly with effect at and from the Effective Time to ensure that the Replacement Option In-The-Money Amount in respect of the Replacement Option does not exceed the Dolly Varden Option In-The-Money Amount in respect of the Dolly Varden Option. Additionally, to the extent the exchange of a Dolly Varden Option for a Replacement Option is subject to Section 409A of the Code, the exercise price, the number of Contango Shares which may be acquired on exercise of the Replacement Option and the terms and conditions of exercise of such option shall be determined in a manner consistent with the requirements of Section 409A of the Code.

ARTICLE 4

THE ARRANGEMENT

4.1	Arrangement

Commencing immediately following the Effective Time, pursuant to the Arrangement, the following transactions shall occur and shall be deemed to occur in the order in which they appear without any further act or formality, effective as at five (5) minute intervals (in each case, unless otherwise specified) starting at the Effective Time:

(a)

Dissenting Shareholders. The outstanding Dolly Varden Shares held by Dissenting Shareholders shall be deemed to be transferred by the Holders thereof to Dolly Varden without any further authorization, act or formality by such Holders, in consideration for the right to receive an amount determined and payable in accordance with Article 6, and

(i)

such Dissenting Shareholders shall cease to be the holders of such Dolly Varden Shares and to have any rights as holders of such Dolly Varden Shares other than the right to be paid fair value by Dolly Varden (using its own funds and not funds provided directly or indirectly by Contango, Acquiror or any of their respective Affiliates) for such Dolly Varden Shares as set out in Article 6;

(ii)	the names of such Dissenting Shareholders shall be removed from the central securities register of Dolly Varden Shares; and

(iii)

Dolly Varden shall be deemed to be the legal and beneficial owner of such Dolly Varden Shares so transferred, free and clear of all Liens and shall be recorded as the registered holder thereof on the central securities register of Dolly Varden Shares;

(b)

Non-Electing Dolly Varden Shares. Subject to Section 4.4, each outstanding Dolly Varden Share held by Holders, other than those Dolly Varden Shares held by Holders that are Dissenting Shareholders described in Section 4.1(a) or the Electing Dolly Varden Shares (collectively, the “Non-Electing Dolly Varden Shares”) will be transferred by the Holders thereof to Acquiror without any further authorization, act or formality by such Holders, in exchange for the Consideration in the form of Contango Consideration Shares, and

(i)

contemporaneously with the step set forth in Section 4.1(b) and 4.1(b)(ii), Callco shall issue to Contango, as consideration for the issue by Contango of Contango Consideration Shares pursuant to Section 4.1(b), one fully paid and non-assessable Callco Share for each such Contango Consideration Share, and the capital account maintained by Callco in respect of Callco Shares shall be increased, in respect of each Callco Share issued pursuant to this Section 4.1(b)(i), by an amount equal to $•, and Contango shall be entered in Callco’s central securities register of Callco Shares;

(ii)

contemporaneously with the steps set forth in Section 4.1(b) and Section 4.1(b)(i), Acquiror shall issue to Callco, as consideration for the issue of the Callco Shares by Callco pursuant to Section 4.1(b)(i), one fully paid and non-assessable Acquiror Share for each Callco Share, and the capital account maintained by Acquiror in respect of Acquiror Shares shall be increased, in respect of each Acquiror Share issued pursuant to this Section 4.1(b)(ii), by an amount equal to $•, and Callco shall be entered in Acquiror’s central securities register of Acquiror Shares as the holder thereof;

(iii)

the Holders of such Non-Electing Dolly Varden Shares shall cease to be the holders of such Non-Electing Dolly Varden Shares and to have any rights as holders of such Non-Electing Dolly Varden Shares other than the right to receive the Consideration in the form of Contango Consideration Shares in accordance with this Plan of Arrangement;

(iv)	the names of such Holders will be removed from the central securities register of Dolly Varden Shares; and

(v)

Acquiror shall be deemed to be the legal and beneficial owner of such Non-Electing Dolly Varden Shares so transferred, free and clear of all Liens and shall be recorded as the registered holder thereof on the central securities register of Dolly Varden Shares;

(c)

Electing Dolly Varden Shares. Subject to Section 4.4, those outstanding Dolly Varden Shares held by Eligible Holders (or if applicable, registered Holders on such Eligible Holder’s behalf), other than those Eligible Holders that are Dissenting Shareholders described in Section 4.1(a), who have (A) submitted a Letter of Transmittal and Election Form in accordance with Section 4.2 with respect to such Dolly Varden Shares or (B) otherwise made an election to receive Exchangeable Shares for such Dolly Varden Shares in a manner that is reasonably acceptable to Contango and Dolly Varden prior to the Effective Time (collectively, the “Electing Dolly Varden Shares”) will be transferred by Eligible Holders thereof to Acquiror without any further authorization, act or formality by such Eligible Holders, in exchange for the Consideration in the form of Exchangeable Shares, and

(i)

Eligible Holders of such Electing Dolly Varden Shares shall cease to be the holders of such Electing Dolly Varden Shares and to have any rights as holders of such Electing Dolly Varden Shares other than the right to receive the Consideration in the form of Exchangeable Shares in accordance with this Plan of Arrangement; and

(ii)

the names of such Eligible Holders (or if applicable, the registered Holders of such Dolly Varden shares on such Eligible Holder’s behalf) will be removed from the central securities register of Dolly Varden Shares in respect of such Electing Dolly Varden Shares; and

(iii)

Acquiror shall be deemed to be the legal and beneficial owner of such Electing Dolly Varden Shares so transferred, free and clear of all Liens and shall be recorded as the registered holder thereof on the central securities register for Dolly Varden Shares, such that following the transactions contemplated by Section 4.1(a), Section 4.1(b) and Section 4.1(c), Acquiror shall be the legal and beneficial owner of 100% of the Dolly Varden Shares;

(d)

Documents in Support of Exchangeable Share Structure. Contemporaneously with the step contemplated in Section 4.1(c), (i) Contango, Callco and Acquiror shall execute the Exchangeable Share Support Agreement and (ii) Contango, Callco, Acquiror and the Trustee shall execute the Voting and Exchange Trust Agreement;

(e)

Amalgamation. On the date that is two (2) Business Days after Dolly Varden files a valid T2067 election under subsection 89(1) of the Tax Act to cease to be a “public corporation” for purposes of the Tax Act (which filing shall occur no later than five (5) Business Days following the Effective Date, subject to extension, as applicable, to the day following the date that the Dolly Varden Shares are officially delisted from each and every “designated stock exchange” within the meaning of the Tax Act):

(i)

Acquiror and Dolly Varden shall amalgamate (the “Amalgamation”) to form one corporate entity with the same effect as if they were amalgamated under Division 3 of Part 9 of the BCBCA, except that the separate legal existence of Dolly Varden will not cease and Dolly Varden will survive the Amalgamation (Dolly Varden, as such surviving entity, “Amalco”) and, for the avoidance of doubt, the Amalgamation together with the transactions described in Sections 4.1(a) through 4.1(e) are intended to constitute a single, integrated transaction qualifying as a tax deferred reorganization within the meaning of section 368(a)(l)(B) of the Code and/or section 368(a)(1)(A) of the Code by reason of section 368(a)(2)(E) of the Code for all United States federal income tax purposes, and the Amalgamation is intended to qualify as an amalgamation as defined in subsection 87(1) of the Tax Act;

(ii)

effective immediately prior to the Amalgamation, the capital account maintained in respect of the Dolly Varden Shares shall be reduced to CAD$1.00 and the amount by which the capital of Dolly Varden is reduced shall not be distributed to Acquiror;

(iii)

pursuant to the Amalgamation, the separate legal existence of Acquiror shall cease without Acquiror being liquidated or wound up and Acquiror and Dolly Varden shall continue as Amalco, and the properties, rights, interests and obligations of Acquiror and Dolly Varden shall become the properties, rights, interests and obligations of Amalco, as more fully described in Section 4.5;

(iv)	effective on the Amalgamation, each Dolly Varden Share shall be cancelled without any repayment of capital in respect of those shares; and

(v)

effective on the Amalgamation, each Acquiror Share will be exchanged for an Amalco Common Share and each Exchangeable Share will be exchanged for an Amalco Exchangeable Share, as more fully described in Section 4.5(e).

4.2	Consideration Elections

With respect to the transfer and assignment of Dolly Varden Shares pursuant to Sections 4.1(b) and 4.1(c):

(a)

each beneficial owner of Dolly Varden Shares who, as at the Effective Time, is an Eligible Holder entitled to receive Consideration Shares under this Plan of Arrangement is entitled to elect to receive in respect of their Dolly Varden Shares, such Consideration Shares in the form of Exchangeable Shares as are designated in accordance with Section 4.2(c);

(b)

the deadline for making the election provided for in Section 4.2(a) shall be set by Dolly Varden providing at least two (2) Business Days’ notice of the Election Deadline to Dolly Varden Shareholders by means of a news release disseminated on a recognized newswire; provided that, the Election Deadline, once set, may be extended by Dolly Varden to a subsequent date prior to the Effective Date and Dolly Varden shall promptly announce any such extension and, when determined, the rescheduled Election Deadline, which rescheduled deadline if necessary shall be as agreed by Contango and Dolly Varden (each acting reasonably), provided that at least one (1) Business Day of advance notice thereof shall have been provided by Dolly Varden to Dolly Varden Shareholders by means of a news release disseminated on a newswire;

(c)

the election provided for in Section 4.2(a) shall be made by an Eligible Holder (or if applicable, by the registered holder of Dolly Varden Shares on such Eligible Holder’s behalf), or their duly authorized representative as applicable, by depositing with the Depositary, prior to the Election Deadline, a duly completed Letter of Transmittal and Election Form indicating such Dolly Varden Shareholder’s election to receive Consideration Shares in the form of Exchangeable Shares and designating the number of Exchangeable Shares elected to be received, together with certificates (if any) representing such Dolly Varden Shareholder’s Electing Dolly Varden Shares;

(d)	any Letter of Transmittal and Election Form, once deposited with the Depositary, shall be irrevocable and may not be withdrawn by a Dolly Varden Shareholder; and

(e)

any Dolly Varden Shareholder who does not deposit with the Depositary a duly completed Letter of Transmittal and Election Form together with certificates (if any) representing the Electing Dolly Varden Shares prior to the Election Deadline, otherwise fails to comply with the requirements of this Section 4.2 or of the Letter of Transmittal and Election Form or who have not otherwise made an election to receive Exchangeable Shares in a manner that is reasonably acceptable to Contango and Dolly Varden prior to the Effective Time shall be deemed to have elected to receive only Contango Consideration Shares in respect of their Dolly Varden Shares pursuant to this Plan of Arrangement.

4.3	Tax Election

Each beneficial owner of Dolly Varden Shares who, as at the Effective Time, is an Eligible Holder, and who has validly elected (or for whom the registered holder has validly elected on such beneficial owner’s behalf) to receive Exchangeable Shares shall be entitled to make an income tax election pursuant to subsection 85(1) of the Tax Act, or subsection 85(2) of the Tax Act if such beneficial owner is a partnership (and in each case, where applicable, the analogous provisions of provincial income tax Law), with respect to the transfer of its Electing Dolly Varden Shares to Acquiror and the receipt of Consideration in respect thereof by providing two signed copies of the necessary prescribed election form(s) (or equivalent information through an alternative document or platform, at Acquiror’s or, as applicable, Amalco’s as successor to Acquiror, discretion) to the Depositary within sixty (60) days following the Effective Date, duly completed with the details of the number of Electing Dolly Varden Shares transferred and the applicable agreed amounts for the purposes of such elections. Thereafter, subject to the election forms being correct and complete and complying with the provisions of the Tax Act (and applicable provincial income tax Law), the forms will be signed by Acquiror or, as applicable, Amalco as successor to Acquiror, and returned to such former beneficial owner of Dolly Varden Shares within sixty (60) days after the receipt thereof by the Depositary for filing with the Canada Revenue Agency (or the applicable provincial taxing authority) by such former beneficial owner. Neither Acquiror, nor Amalco, as successor to Acquiror, will be responsible for the proper completion of any election form and, except for Acquiror’s and Amalco’s obligation to return (within sixty (60) days after the receipt thereof by the Depositary) duly completed election forms which are received by the Depositary within sixty (60) days of the Effective Date, neither Acquiror nor Amalco, as successor to Acquiror, will be responsible for any taxes, interest or penalties resulting from the failure by a former beneficial owner of Electing Dolly Varden Shares that was an Eligible Holder to properly complete or file the election forms in the form and manner and within the time prescribed by the Tax Act (or any applicable provincial legislation) or to qualify for such applicable income tax elections.

4.4	No Fractional Shares

No fractional Contango Consideration Shares or Exchangeable Shares, or certificates representing fractional Contango Consideration Shares or Exchangeable Shares, as applicable, shall be issued to Dolly Varden Shareholders, and such fractional share interests will not entitle the owner thereof to the rights of a stockholder of Contango or shareholder of Acquiror, as applicable. Any fractional Contango Consideration Shares or Exchangeable Shares issuable in connection with the Arrangement will be rounded down to the nearest whole number of Contango Consideration Shares or Exchangeable Shares, as applicable, and no payment or other adjustment shall be made with respect to the fractional interest so disregarded.

4.5	Amalgamation of Acquiror and Dolly Varden

Pursuant to Section 4.1(e), Acquiror and Dolly Varden shall amalgamate to form Amalco under the BCBCA, with the effect described below, and, unless and until otherwise determined in the manner required by Law, the following shall apply:

(a)	Name. The name of Amalco shall be Dolly Varden;

(b)

Registered Office. The registered office of Amalco shall be located in Vancouver, British Columbia. The address of the registered office shall be Suite 3500 - 1133 Melville Street, Vancouver, British Columbia V6E 4E5;

(c)	Business and Powers. There shall be no restrictions on the business that Amalco may carry on or on the powers it may exercise;

(d)	Authorized Share Capital. Amalco shall be authorized to issue an unlimited number of common shares (“Amalco Common Shares”) and unlimited number of exchangeable shares (“Amalco Exchangeable Shares”);

(e)

Share Provisions. Amalco Common Shares shall have the same terms as Acquiror Shares and Amalco Exchangeable Shares shall have the same terms as Exchangeable Shares. Upon the Amalgamation becoming effective, Exchangeable Shares shall become Amalco Exchangeable Shares with identical rights, privileges, restrictions and conditions, and that all related agreements, including the Exchangeable Share Support Agreement and the Voting and Exchange Trust Agreement to which Acquiror is a party shall remain in full force with references updated to Amalco;

(f)	Number of Directors. The number of directors of Amalco shall not be less than 1 and not more than 10, and otherwise as the shareholders of Amalco may from time to time determine by special resolution;

(g)	First Directors. The first director(s) of Amalco shall be •;

(h)	Notice of Articles and Articles. The notice of articles and articles of Amalco shall be the same as the notice of articles and articles of Acquiror;

(i)	First Annual General Meeting. The first annual general meeting of Amalco shall be held within 18 months from the Effective Date;

(j)

Capital. The capital of the issued and outstanding Amalco Common Shares shall be equal to the capital of the issued and outstanding Acquiror Shares immediately before the Amalgamation. The capital of the issued and outstanding Amalco Exchangeable Shares shall be equal to the capital of the issued and outstanding Exchangeable Shares of Acquiror immediately before the Amalgamation; and

(k)	Effect of Amalgamation. Upon the Amalgamation becoming effective:

(i)	the properties, rights and interests of Acquiror and Dolly Varden shall continue to be the properties, rights and interests of Amalco;

(ii)	Amalco shall continue to be liable for the obligations of Acquiror and Dolly Varden;

(iii)	all existing causes of action, claims or liabilities to prosecution with respect to Acquiror and Dolly Varden shall be unaffected;

(iv)	all civil, criminal or administrative actions or proceedings pending by or against Acquiror and Dolly Varden may be continued to be prosecuted by or against Amalco; and

(v)	all convictions against, or rulings, orders or judgments in favour of or against Acquiror and Dolly Varden may be enforced by or against Amalco.

ARTICLE 5

EXCHANGE OF CERTIFICATES AND DELIVERY OF CONSIDERATION

5.1	Delivery of Consideration

(a)

At or prior to the Effective Time, Contango or Acquiror shall deposit or cause to be deposited with the Depositary, for the benefit of each Dolly Varden Shareholder (other than the Dissenting Shareholders in respect of their applicable Dolly Varden Shares), Contango Consideration Shares and Exchangeable Shares to which each such Dolly Varden Shareholder is entitled pursuant to Section 4.1(b) andSection 4.1(c), as applicable, upon the transfer of Dolly Varden Shares in accordance with those Sections, which Contango Consideration Shares and Exchangeable Shares shall be held by the Depositary, following the Effective Time, as agent and nominee for such former Dolly Varden Shareholders for distribution to such former holders in accordance with the provisions of this Article 5.

(b)

Upon surrender by a Dolly Varden Shareholder (other than a Dissenting Shareholder) to the Depositary of a certificate which immediately prior to the Effective Time represented one or more Dolly Varden Shares, together with a duly completed and executed Letter of Transmittal and Election Form and any other documents reasonably requested by Contango, Callco, Acquiror or the Depositary (or, if such Dolly Varden Shares are held in book-entry or other uncertificated form, upon the entry through a book-entry transfer agent of the surrender of such Dolly Varden Shares on a book-entry account statement, it being understood that any reference herein to “certificates” shall be deemed to include references to book-entry account statements relating to the ownership of Dolly Varden Shares), the registered Holder of such surrendered certificate(s) of Dolly Varden Shares shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such Dolly Varden Shareholder, as soon as practicable after the Effective Time, the Consideration Shares that such Dolly Varden Shareholder has the right to receive pursuant to Section 4.1(b) or Section 4.1(c) or those Amalco Exchangeable Shares which such Dolly Varden Shareholder has the right to receive pursuant to Section 4.1(e), less any amounts withheld pursuant to Section 5.5, and any certificate of Dolly Varden Shares so surrendered shall forthwith be cancelled.

(c)

Until surrendered for cancellation as contemplated by this Section 5.1, each certificate that immediately prior to the Effective Time represented one or more Dolly Varden Shares (other than Dolly Varden Shares held by Contango, Callco, Acquiror, any of their respective Subsidiaries or a Dissenting Shareholder) shall be deemed at all times after the Effective Time to represent only the right to receive upon such surrender the Consideration Shares or Amalco Exchangeable Shares that the holder of such certificate is entitled to receive in the manner contemplated by this Section 5.1, less any amounts withheld pursuant to Section 5.5.

(d)

In the event of the surrender of a certificate of Dolly Varden Shares that is not registered in the transfer records of Dolly Varden under the name of the Person surrendering such certificate, the Consideration to which the registered Holder is entitled pursuant to Section 4.1 or Amalco Exchangeable Shares in respect thereof following the completion of Section 4.1(e) shall be delivered to such a transferee if such certificate is presented to the Depositary and such certificate is duly endorsed or is accompanied by all documents required to evidence and effect such transfer and to evidence to the satisfaction of Acquiror that (i) any applicable stock transfer Taxes or any other Taxes required by reason of such payments being made in a name other than the registered Holder have been paid or (ii) no such Taxes are payable.

(e)

Any portion of the Consideration Shares deposited with the Depositary that remains unclaimed by the Holders and other eligible Persons in accordance with this Article 5 following one year after the Effective Time (i) if those Consideration Shares are Contango Consideration Shares, shall be delivered to Contango and (ii) if such Consideration Shares have, in accordance with Section 4.1(e), become Amalco Exchangeable Shares, shall be delivered to Amalco; and any Holder who has not previously complied with this Article 5 shall thereafter look only to Contango, for any such Consideration Shares that are Contango Consideration Shares and Amalco, and if applicable, Callco, for any such Consideration Shares that are Amalco Exchangeable Shares, and, subject to Section 5.4, Contango, Amalco, and Callco, as applicable, shall remain liable for, satisfaction of such Holder’s claim for delivery under this Section 5.1 of any Consideration Shares.

5.2	Distributions with respect to Unsurrendered Certificates

(a)

No dividends or other distributions declared or made after the Effective Time with respect to Dolly Varden Shares with a record date after the Effective Time shall be delivered to the Holder of any unsurrendered certificate which immediately prior to the Effective Time represented outstanding Dolly Varden Shares that were transferred pursuant to Section 4.1.

(b)

No dividends or other distributions declared or made after the Effective Time with respect to Contango Consideration Shares or Exchangeable Shares with a record date after the Effective Time shall be delivered to the holder of any unsurrendered certificate that, immediately prior to the Effective Time, represented outstanding Dolly Varden Shares that were transferred pursuant to Section 4.1 unless and until the holder of such certificate shall have complied with the provisions of Section 5.1 or Section 5.3. Subject to applicable Law and to Section 5.5, at the time of such compliance, there shall, in addition to the delivery of Consideration or, following the completion of the transactions in Section 4.1(e), the Amalco Exchangeable Shares, as applicable, to which the holder is entitled in respect of such Consideration, be delivered to such holder, without interest, the amount of the dividend or other distribution with a record date after the Effective Time theretofore paid with respect to such Contango Consideration Shares, Exchangeable Shares or Amalco Exchangeable Shares.

5.3	Lost Certificates

In the event any certificate which immediately prior to the Effective Time represented one or more outstanding Dolly Varden Shares that were transferred pursuant to Section 4.1 is lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, the Consideration that such Holder has the right to receive in accordance with Section 4.1 or, following the completion of the transactions in Section 4.1(e), Amalco Exchangeable Shares, as applicable, to which the Holder is entitled in respect of such Consideration, deliverable in accordance with such Holder’s Letter of Transmittal and Election Form. When authorizing such exchange for any lost, stolen or destroyed certificate, the Person to whom such Consideration or Amalco Exchangeable Share is to be delivered shall, as a condition precedent to the delivery of such Consideration or Amalco Exchangeable Share, give a bond satisfactory to Dolly Varden, Acquiror, Amalco, Callco and the Depositary (each acting reasonably) or otherwise indemnify Dolly Varden, Acquiror, Amalco, Callco and their respective Affiliates in a manner satisfactory to Dolly Varden, Acquiror, Amalco and Callco (each acting reasonably) against any claim that may be made against Dolly Varden, Acquiror, Amalco and Callco or their respective Affiliates with respect to the certificate alleged to have been lost, stolen or destroyed.

5.4	Extinction of Rights

Any certificate which immediately prior to the Effective Time represented outstanding Dolly Varden Shares that were transferred pursuant to Section 4.1, and not duly surrendered, with all other instruments required by Section 5.1, on or prior to the sixth (6th) anniversary of the Effective Date shall cease to represent a claim or interest of any former Dolly Varden Shareholder of any kind or nature against Dolly Varden, Acquiror, Amalco, Callco and Contango or any of their respective Affiliates. On such date, all Consideration or Amalco Exchangeable Shares to which the former Holder of the certificate referred to in the preceding sentence was ultimately entitled shall be deemed to have been surrendered for no consideration to Acquiror, Amalco or Contango, as applicable, by the Depositary and Contango Consideration Shares and Exchangeable Shares forming part of the Consideration or Amalco Exchangeable Shares, as applicable, shall be deemed to be cancelled for nil consideration.

5.5	Withholding Rights

Notwithstanding anything to the contrary contained herein, each of Dolly Varden, Acquiror, Amalco, Callco, Contango, the Depositary and their respective agents, as applicable (in this section, the “payor”), shall each be entitled to deduct and withhold from any consideration or other amount payable (whether in cash or in kind, and including for avoidance of doubt the Consideration Shares) or otherwise deliverable to any Person hereunder (including any payment to Dissenting Shareholders) such amounts that are required to be deducted or withheld therefrom under any applicable Law in respect of Taxes. For the purposes hereof, all such deducted or withheld amounts shall be treated as having been paid to the Person of which such deduction or withholding was made on account of the obligation to make payment to such Person thereunder, provided that such deducted or withheld amounts are actually remitted to the appropriate Governmental Entity when required by Law by, or on behalf of, the payor.

5.6	No Liens

Any exchange or transfer of securities pursuant to this Plan of Arrangement shall be free and clear of any and all Liens or other claims of third parties of any kind.

5.7	Paramountcy

From and after the Effective Time: (a) this Plan of Arrangement shall take precedence and priority over any and all securities of Dolly Varden issued and outstanding prior to the Effective Time, including Dolly Varden] Shares, Dolly Varden Options and Dolly Varden RSUs; (b) the rights and obligations of the holders (registered or beneficial) of such securities, Dolly Varden, Acquiror, Amalco, Callco, Contango and their respective Affiliates, the Depositary and any transfer agent or other depositary therefor in relation to this Plan of Arrangement shall be solely as provided for in this Plan of Arrangement; and (c) all actions, causes of action, claims or proceedings (actual or contingent and whether or not previously asserted) based on or in any way relating to any securities of Dolly Varden are deemed to have been settled, compromised, released and determined without liability except as set forth herein and in the Arrangement Agreement.

5.8	Shares Fully Paid

All Consideration Shares issued pursuant to this Plan of Arrangement shall be fully paid and non-assessable, and Contango and Acquiror, respectively, shall be deemed to have received the full consideration therefor.

ARTICLE 6

RIGHTS OF DISSENT

6.1	Rights of Dissent

Pursuant to the Interim Order, registered Holders of Dolly Varden Shares as of the record date for Dolly Varden Meeting may exercise rights of dissent with respect to all Dolly Varden Shares held by such registered Holder (“Dissent Rights”) in connection with the Arrangement pursuant to and in strict compliance with the procedures forth in Sections 237 to 247 of the BCBCA as modified by this Article 6, as the same may be modified by the Interim Order and the Final Order; provided that, notwithstanding Subsection 242(1)(a) of the BCBCA, the written objection to the Dolly Varden Resolution referred to in Subsection 242(1)(a) of the BCBCA must be received by Dolly Varden c/o Stikeman Elliott LLP, Suite 1700 – 666 Burrard Street, Vancouver, BC, V6C 2X8, Attention: Victor Gerchikov, not later than 11:00 a.m. (Vancouver Time) on the date that is two (2) Business Days immediately prior to Dolly Varden Meeting (as it may be adjourned or postponed from time to time). Holders of Dolly Varden Shares who duly exercise Dissent Rights and who:

(a)

are ultimately determined to be entitled to be paid by Dolly Varden (using its own funds and not funds provided directly or indirectly by Contango, Acquiror or any of their respective Affiliates) the fair value for their Dolly Varden Shares shall: (i) be deemed to have transferred such Dolly Varden Shares (free and clear of all Liens) to Dolly Varden in accordance with, and as of the time stipulated in, Section 4.1(a); (ii) in respect of such Dolly Varden Shares, be deemed to not have participated in the transactions in Article 4 (other than Section 4.1(a)); (iii) be entitled to be paid, subject to Section 5.5, the fair value of such Dolly Varden Shares by Dolly Varden which fair value, notwithstanding anything to the contrary contained in the BCBCA, shall be determined as of the close of business on the day before the Dolly Varden Resolution was adopted at Dolly Varden Meeting; and (iv) not be entitled to any other payment or consideration, including any payment or consideration that would be payable under the Arrangement had such Holders not exercised their Dissent Rights in respect of such Dolly Varden Shares; or

(b)

are ultimately determined not to be entitled, for any reason, to be paid by Dolly Varden or Amalco as successor to Dolly Varden fair value for their Dolly Varden Shares, shall be deemed to have participated in the Arrangement, as of the Effective Time, in respect of such Dolly Varden Shares on the same basis and at the same time as a Holder of Dolly Varden Shares that is not a Dissenting Shareholder and who did not deposit with the Depositary a duly completed Letter of Transmittal and Election Form prior to the Election Deadline (and shall be entitled to receive the Contango Consideration Shares in the same manner as such Holders).

6.2	Recognition of Dissenting Shareholders

(a)

In no case shall Dolly Varden, Acquiror, Amalco, Callco, Contango, the Depositary or any other Person be required to recognize such Dissenting Shareholders as registered or beneficial Holders of Dolly Varden Shares in respect of which Dissent Rights are sought to be exercised after the time stipulated in Section 4.1(a), and the names of such Dissenting Shareholders shall be deleted from the register of Holders of Dolly Varden Shares at the time stipulated in Section 4.1(a) and Dolly Varden, or Amalco as successor to Dolly Varden shall be the holder of Dolly Varden Shares so transferred and shall be deemed the legal and beneficial owner thereof free and clear of any Liens immediately following the completion of the transactions contemplated by Section 4.1.

(b)	In no circumstances shall Dolly Varden, Acquiror, Amalco, Callco, Contango, the Depositary or any other Person be required to recognize a Person exercising Dissent Rights:

(i)

unless, as of record date of the Dolly Varden Meeting and the deadline for exercising Dissent Rights (as set forth in Section 6.1), such Person is the registered Holder of those Dolly Varden Shares in respect of which such Dissent Rights are sought to be exercised;

(ii)	if such Person has voted or instructed a proxy holder to vote such Dolly Varden Shares in favor of the Dolly Varden Resolution; or

(iii)	unless such Person has strictly complied with the procedures for exercising Dissent Rights and does not withdraw such exercise of Dissent Rights prior to the Effective Time.

(c)

Holders of Dolly Varden Shares who withdraw, or are deemed to withdraw, their right to exercise Dissent Rights shall be deemed to have participated in the Arrangement, as of the Effective Time, in respect of such Dolly Varden Shares on the same basis and at the same time as a Holder of Dolly Varden Shares who is not a Dissenting Shareholder, who did not deposit with the Depositary a duly completed Letter of Transmittal and Election Form prior to the Election Deadline or who have not otherwise made an election to receive Exchangeable Shares in a manner that is reasonably acceptable to Contango and Dolly Varden prior to the Effective Time (and shall be entitled to receive the Contango Consideration Shares in the same manner as such Holders).

(d)

In addition to any other restrictions in the Interim Order or the BCBCA, none of the following shall be entitled to exercise Dissent Rights: (i) holders of Dolly Varden Options, or (ii) holders of Dolly Varden RSUs (in each case, in their capacity as holders of Dolly Varden Options or Dolly Varden RSUs, as applicable).

ARTICLE 7

AMENDMENTS

7.1	Amendments

(a)

Dolly Varden, Acquiror, Callco and Contango reserve the right to amend, modify and/or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Time provided that any such amendment, modification, and/or supplement must be (i) set out in writing, (ii) approved by Dolly Varden, Acquiror, Callco and Contango (in each case, acting reasonably), (iii) filed with the Court and, if made after Dolly Varden Meeting, approved by the Court subject to such conditions as the Court may impose, and (iv) communicated to Dolly Varden Shareholders if and as required by the Court.

(b)

Any amendment, modification and/or supplement to this Plan of Arrangement may be proposed by Dolly Varden, Acquiror, Callco, or Contango at any time prior to or at Dolly Varden Meeting (provided that, in the case of any proposed amendment, modification and/or supplement proposed by Acquiror, Callco, or Contango, Dolly Varden (subject to the Arrangement Agreement) shall have consented thereto and, in the case of any proposed amendment, modification and/or supplement proposed by Dolly Varden, Acquiror, Callco, and Contango (subject to the Arrangement Agreement) shall have consented thereto) with or without any other prior notice or communication and, if so proposed and accepted by the Persons voting at Dolly Varden Meeting, shall become part of this Plan of Arrangement for all purposes.

(c)

Any amendment, modification and/or supplement to this Plan of Arrangement that is approved or directed by the Court following Dolly Varden Meeting shall be effective only if (i) it is consented to by each of Dolly Varden, Acquiror, Callco, and Contango (in each case, acting reasonably) and (ii) if such consent is required by the Court, it is consented to by Dolly Varden Shareholders voting in the manner directed by the Court.

(d)

Any amendment, modification or supplement to this Plan of Arrangement may be made following Dolly Varden Meeting without filing such amendment, modification or supplement with the Court or seeking Court approval, provided that it concerns a matter which, in the reasonable opinion of Dolly Varden, Acquiror, Callco, and Contango, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the interest of any holder of Dolly Varden Shares, Dolly Varden Options or Dolly Varden RSUs.

7.2	Termination

This Plan of Arrangement may be withdrawn prior to the Effective Time in accordance with the terms of the Arrangement Agreement.

ARTICLE 8

FURTHER ASSURANCES

8.1	Assurances

Notwithstanding that the transactions and events set out herein shall occur and be deemed to occur in the order set out in this Plan of Arrangement without any further authorization, act or formality, each of the parties to the Arrangement Agreement shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order to further document or evidence any of the transactions or events set out herein.

SCHEDULE B

DOLLY VARDEN RESOLUTION

ARRANGEMENT RESOLUTION

RESOLUTION OF THE SHAREHOLDERS

OF Dolly Varden

BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

(1)

The arrangement (as it may be modified or amended, the “Arrangement”) under Division 5 of Part 9 of the Business Corporations Act (British Columbia) involving Dolly Varden Silver Corporation (the “Company”), pursuant to the arrangement agreement between the Company, Contango ORE, Inc. (“Contango”), and 1566004 B.C. Ltd., a wholly-owned indirect subsidiary of Contango, dated December 7, 2025, as it may be modified, supplemented or amended from time to time in accordance with its terms (the “Arrangement Agreement”), as more particularly described and set forth in the management information circular of the Company dated [•] (the “Circular”), and all transactions contemplated thereby, are hereby authorized, approved and adopted.

(2)

The plan of arrangement of the Company, as it has been or may be modified, supplemented or amended in accordance with the Arrangement Agreement and its terms (the “Plan of Arrangement”), the full text of which is set out as Schedule [•] to the Circular, is hereby authorized, approved and adopted.

(3)

The: (i) Arrangement Agreement and all the transactions contemplated therein; (ii) actions of the directors of the Company in approving the Arrangement and the Arrangement Agreement; and (iii) actions of the directors and officers of the Company in executing and delivering the Arrangement Agreement and any modifications, supplements or amendments thereto, and causing the performance by the Company of its obligations thereunder, are hereby confirmed, ratified, authorized and approved.

(4)

The Company is hereby authorized to apply for a final order from the Supreme Court of British Columbia (the “Court”) to approve the Arrangement on the terms set forth in the Arrangement Agreement and the Plan of Arrangement (as they may be, or may have been, modified, supplemented or amended).

(5)

Notwithstanding that this resolution has been passed (and the Arrangement approved and agreed to) by securityholders of the Company or that the Arrangement has been approved by the Court, the directors of the Company are hereby authorized and empowered without further notice to or approval of any securityholders of the Company (i) to amend the Arrangement Agreement or the Plan of Arrangement to the extent permitted by the Arrangement Agreement or Plan of Arrangement and (ii) not to proceed with the Arrangement at any time prior to the Effective Time (as defined in the Arrangement Agreement).

B-1

(6)

Any one director or officer of the Company is hereby authorized, empowered and instructed, acting for, in the name and on behalf of the Company, to execute or cause to be executed, under the seal of the Company or otherwise, and to deliver or to cause to be delivered, all such other documents and to do or to cause to be done all such other acts and things as in such person’s opinion may be necessary or desirable in order to carry out the intent of the foregoing paragraphs of these resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such document or the doing of such act or thing.

SCHEDULE C

KEY REGULATORY APPROVALS

1.	Approval of the TSXV

2.	Approval of the NYSE American

C-1

SCHEDULE D

KEY THIRD PARTY CONSENTS

1.	Contango lender’s consent from Macquarie Bank Limited and ING Capital LLC with respect to the Credit and Guarantee Agreement.

D-1

SCHEDULE E

EXCHANGEABLE SHARE TERM SHEET

(see attached)

E-1

Exchangeable Shares - Term Sheet

Issuer	1566004 B.C. Ltd., a British Columbia corporation, and its successors or assigns (“Acquiror”), is an indirect wholly-owned subsidiary of Contango ORE, Inc. (“Parent”) and a direct wholly-owned subsidiary of Callco.

Callco	1566002 B.C. Unlimited Liability Company (“Callco”), a British Columbia unlimited liability company, is a direct wholly-owned subsidiary of Parent.

Exchangeable Shares	The exchangeable shares of Acquiror (the “Exchangeable Shares”) will at all times carry, as nearly as possible, equivalent economic entitlements to those of the Parent common stock (“Parent Shares”), for which they are exchangeable on a one-for-one basis (subject to adjustment) and will be retractable or redeemable on the terms described herein.

Holders	Former eligible shareholders of Dolly Varden Silver Corporation (“Company”) who elect and are permitted to receive Exchangeable Shares in lieu of shares of the Parent Shares pursuant to the arrangement (“Holders”).

Eligible shareholders of the Company will be limited to a shareholder that is (i) a resident of Canada for purposes of the Income Tax Act (Canada) (the “Tax Act”) and not exempt from tax under Part I of the Tax Act or (ii) a “Canadian partnership” within the meaning of the Tax Act, other than a Canadian partnership all the members of which are exempt from tax under Part I of the Tax Act.

Ranking	The Exchangeable Shares shall be entitled to a preference over the common shares of Acquiror and any other shares ranking junior to the Exchangeable Shares with respect to (i) the payment of dividends or other distributions, and (ii) the distribution of assets in the event of the liquidation, dissolution or winding-up of Acquiror, whether voluntary or involuntary, or any other distribution of the assets of Acquiror among its shareholders for the purpose of winding up its affairs, in each case, as and to the extent provided therefor in the terms attaching to the Exchangeable Shares.

Dividends	If and when Parent declares and pays any dividend or distribution in respect of Parent Shares, Acquiror shall, subject to applicable law, contemporaneously declare and pay an equivalent dividend or distribution on Exchangeable Shares, determined on an ‘as-exchanged’ basis.

Retraction (Holders)	Subject to the overriding call rights described under ‘Call Rights’ below, each Holder will be entitled to have Acquiror redeem such Holder’s Exchangeable Shares, in whole or in part, at any time and from time to time (including at a time immediately prior to an insolvency event of Parent, liquidation event of Parent, or certain fundamental transactions involving Parent), for the Exchange Price. Customary overriding put rights to put the Exchangeable Shares to Parent (or its designee) to avoid redemption will be granted to the Holders.

The “Exchange Price” for each Exchangeable Share will be (i) that number of Parent Shares equal to the Exchange Ratio (subject to adjustment), plus (ii) the declared and unpaid dividends on such Exchangeable Share, if any.

The “Exchange Ratio” shall be equal to 1.00000 at the time of the execution of the arrangement agreement and shall be cumulatively adjusted from time to time thereafter as described under “Anti-Dilution” below.

Redemption (Issuer)	Subject to the overriding call rights described under ‘Call Rights’ below, Acquiror will have a right to redeem Exchangeable Shares upon proper notice to the Holders and payment of the Exchange Price per share, upon the following events:

•

Equity threshold – where the number of Exchangeable Shares issued and outstanding is less than 5% of the number of Exchangeable Shares issued and outstanding on the effective date of the arrangement.

•

Parent Extraordinary Transaction – upon certain fundamental transactions involving Parent, including specified change of control transactions, a sale of all or substantially all the assets of Parent, a liquidation of Parent and similar transactions.

• Sunset date – 5 years from the effective date of the arrangement.

Liquidation	Acquiror will not initiate the voluntary liquidation, dissolution or winding up of Acquiror without the approval of Holders of Exchangeable Shares by way of a special resolution.

In the event of the liquidation, dissolution or winding-up of Acquiror or any other distribution of its assets among its shareholders for the purpose of winding-up its affairs (voluntary or involuntary) the Holders will be entitled to receive the Exchange Price, in priority to any liquidating distributions made by Acquiror on its common shares.

Prior to the relevant Acquiror liquidation event, the Holders will be entitled to exercise their retraction right.

Liquidation rights shall be subject to the overriding call rights described under ‘Call Rights’ below.

Call Rights	Parent will hold certain overriding call rights (including in connection with a retraction, redemption, liquidation or change in law), which it will exercise directly or indirectly through Callco. Parent and Callco will have the overriding ability to acquire the Exchangeable Shares that are the subject of a retraction, a redemption, or any liquidating distribution, prior to the completion of the retraction, redemption, or liquidating distribution. Where such call rights are exercised, Parent or Callco will acquire the relevant Exchangeable Shares from the relevant Holder in exchange for the Exchange Price.

Voting	Holders shall not be entitled to receive notice of and attend any meeting of the shareholders of Acquiror or vote at any such meeting, other than as required by law.

Parent, Callco, Acquiror and an independent trust company (the “Trustee”) will enter into a Voting and Exchange Trust Agreement. Parent will issue a share of special, preferred voting stock (“Special Voting Share”) to the Trustee, to be held by the Trustee for and on behalf of the Holders.

The aggregate voting rights attached to the Special Voting Share at a meeting of stockholders of Parent shall be equivalent to the votes attributable to the Parent Shares underlying the then outstanding Exchangeable Shares on an ‘as-exchanged’ basis. The Trustee will exercise each vote attached to the Special Voting Share only as directed by the relevant Holder and, in the absence of instructions from a Holder, the Trustee will not have or exercise voting rights with respect to such Holder’s Exchangeable Shares.

The rights, privileges, restrictions and conditions attaching to the Exchangeable Shares may be amended, added to, changed or removed only with the approval of the Holders of two-thirds of the Exchangeable Shares (excluding Exchangeable Shares held by Parent or any of its subsidiaries).

Anti-Dilution	Exchangeable Share terms will have provisions to ensure the economic equivalency of the exchange rights which will be adjusted for stock splits; consolidations; reclassifications; mergers; reorganizations and similar events affecting Parent Shares.

Stock Exchange Listing	Exchangeable Shares will not be listed.

Support Agreement	Parent, Callco and Acquiror will be party to an Exchangeable Share Support Agreement (the “Support Agreement”).

The Support Agreement will include support covenants from Parent, Callco and Acquiror (i) to ensure the various rights and obligations can be performed in respect of the Exchangeable Shares and (ii) to maintain the economic equivalence of the Exchangeable Shares with Parent Shares at all times.

Parent will also agree that, at all times when there are Exchangeable Shares outstanding, Parent will (i) cause there to be an effective registration statement registering the issuance of the Parent Shares issuable upon exchange of the Exchangeable Shares under the U.S. Securities Act of 1933 and (ii) cause there to be a sufficient number of Parent Shares reserved for issuance pursuant to the exchange of the Exchangeable Shares.

Documentation Principles	The Exchangeable Share documentation will be materially consistent with comparable precedent exchangeable share transactions in Canada, except as set out in this Term Sheet.

Exhibit 10.1

VOTING SUPPORT AGREEMENT

THIS VOTING SUPPORT AGREEMENT (this “Agreement”) is made as of _______________________, 2025.

BETWEEN:

[•] (the “Shareholder”)

- and -

CONTANGO ORE, INC., a corporation existing under the laws of the State of Delaware (“Contango”)

WHEREAS the Shareholder is the beneficial owner of [•] Dolly Varden Shares (the “Subject Securities”) in the issued and outstanding share capital of Dolly Varden Silver Corporation (“Dolly Varden”), as more particularly set forth in Schedule A attached hereto;

AND WHEREAS Contango, 1566004 B.C. Ltd., a wholly owned subsidiary of Contango (the “Acquiror”) and Dolly Varden have entered into an arrangement agreement (the “Arrangement Agreement”) concurrently with the entering into of this Agreement;

AND WHEREAS the Arrangement Agreement provides for Contango to acquire, through the Acquiror, all of the issued and outstanding shares of Dolly Varden (the “Dolly Varden Shares”) pursuant to a plan of arrangement under the provisions of the Business Corporations Act (British Columbia) (the “Arrangement”);

AND WHEREAS it is a requirement of Contango that the Shareholder enter into this Agreement in connection with the entering into of the Arrangement Agreement, and the Shareholder has agreed to enter into this Agreement, subject to the terms and conditions hereof;

NOW THEREFORE in consideration of the mutual covenants and agreements set forth in this Agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) the parties hereto agree as follows:

ARTICLE 1

INTERPRETATION

1.1	Definitions in Arrangement Agreement

All capitalized terms used in this Agreement that are not defined herein and that are defined in the Arrangement Agreement shall have the respective meanings ascribed to them in the Arrangement Agreement.

ARTICLE 2

COVENANTS OF THE SHAREHOLDER

2.1	General

The Shareholder hereby covenants and agrees in favour of Contango that, from the date hereof until the termination of this Agreement in accordance with Article 5:

(a)

at the Dolly Varden Meeting (including in connection with any separate vote of any sub-group of securityholders of Dolly Varden that may be required to be held and of which sub-group the Shareholder forms part) or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent in lieu of a meeting) of the Dolly Varden Shareholders with respect to the Dolly Varden Resolution is sought, the Shareholder shall cause all of their Subject Securities to be counted as present for purposes of establishing quorum and shall vote (or cause to be voted) all of their Subject Securities (i) in favour of the approval of the Dolly Varden Resolution, and (ii) in favour of any other matter necessary for the consummation of transactions contemplated by the Arrangement Agreement;

(b)

at any meeting of securityholders of Dolly Varden (including in connection with any separate vote of any sub-group of securityholders of Dolly Varden that may be required to be held and of which sub-group the Shareholder forms part) or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval of all or some of Dolly Varden Shareholders is sought (including by written consent in lieu of a meeting), the Shareholder shall cause its applicable Subject Securities having voting rights in respect of the Arrangement to be counted as present for purposes of establishing quorum and shall vote (or cause to be voted) its Subject Securities having voting rights in respect of the Arrangement against any (i) Acquisition Proposal and/or any matter that could reasonably be expected to delay, prevent or frustrate the successful completion of the Arrangement, or (ii) action or agreement (including, without limitation, any amendment of any agreement) that would result in a breach of any representation, warranty, covenant, agreement or other obligation of the Shareholder under this Agreement;

(c)

as promptly as practicable following the mailing of the Dolly Varden Circular and in any event no later than 10 Business Days prior to the date of the Dolly Varden Meeting, the Shareholder shall deliver or cause to be delivered to Dolly Varden, with a copy (by email) to Contango concurrently, duly executed proxies or voting instruction forms voting the Subject Securities having voting rights in respect of the Arrangement (i) in favour of the approval of the Dolly Varden Resolution, and (ii) in favour of any other matter necessary or desirable for the consummation of the transactions contemplated by the Arrangement Agreement, and each such proxy or proxies shall not be revoked without the prior written consent of Contango;

(d)	the Shareholder shall not, directly or indirectly:

(i)

solicit, initiate, knowingly encourage or otherwise knowingly facilitate (including by way of furnishing or providing copies of, access to, or disclosure of, any confidential information, properties, facilities, books or records of Dolly Varden or any of its subsidiaries) any inquiry, proposal or offer that constitutes or would reasonably be expected to constitute or lead to an Acquisition Proposal;

(ii)

enter into, engage in, continue or otherwise participate in any discussions or negotiations with any person (other than Contango and its subsidiaries or affiliates) in respect of any inquiry, proposal or offer that constitutes or would reasonably be expected to lead to an Acquisition Proposal;

(iii)	accept, approve, endorse or recommend, or publicly propose to accept, approve, endorse or recommend, any Acquisition Proposal;

(iv)	withdraw support, or propose publicly to withdraw support, from the transactions contemplated by the Arrangement Agreement; or

(v)

join in the requisition of any meeting of the securityholders of Dolly Varden for the purpose of considering any resolution related to any Acquisition Proposal and/or any matter that would reasonably be expected to delay, prevent or frustrate the successful completion of the Arrangement or any of the transactions contemplated by the Arrangement Agreement.

(e)

the Shareholder shall immediately cease any existing solicitation, encouragement, discussions, negotiations or other activities commenced prior to the date of this Agreement with any person (other than Contango and its subsidiaries or affiliates) conducted by the Shareholder with respect to any inquiry, proposal or offer that constitutes, or may reasonably be expected to constitute or lead to, an Acquisition Proposal;

(f)

the Shareholder shall not directly or indirectly, without the prior written consent of Contango (such consent not to be unreasonably withheld, conditioned or delayed): (i) sell, transfer, tender, gift, assign, grant a participation interest in, option, pledge, hypothecate, grant a security or voting interest in or otherwise convey or encumber (each, a “Transfer”), or enter into any agreement, option or other arrangement having the same economic effect as a Transfer of, any of its Subject Securities to any person, other than pursuant to the Plan of Arrangement; (ii) grant any proxies or power of attorney, deposit any of their Subject Securities into any voting trust or enter into any voting arrangement, whether by proxy, voting agreement or otherwise, with respect to their Subject Securities, other than pursuant to this Agreement; or (iii) agree to take any of the actions prohibited by the foregoing clauses (i) and (ii);

(g)

the Shareholder shall not exercise any rights of appraisal or rights of dissent provided under any applicable Laws, pursuant to the Interim Order, the Plan of Arrangement or otherwise in connection with the Arrangement or the transactions contemplated by the Arrangement Agreement considered at the Dolly Varden Meeting in connection therewith; and

(h)

the Shareholder shall promptly notify Contango of the amount of any equity or debt securities of Dolly Varden acquired by the Shareholder after the date hereof, other than any Dolly Varden Shares acquired by or on behalf of the Shareholder pursuant to the Dolly Varden Equity Incentive Plan. Any securities or other interests acquired by the Shareholder after the date hereof shall be subject to the terms of this Agreement as though owned by the Shareholder on the date hereof and shall be included in the definition of “Subject Securities”.

ARTICLE 3

REORGANIZATION OF THE SHAREHOLDER

The Shareholder shall have the right directly or indirectly to take such actions as are necessary or desirable to reorganize its capital, assets and structure as the Shareholder may reasonably determine, including, without limitation, transferring some or all of its Subject Securities to one or more of its affiliates; provided, however, that no such reorganization will be undertaken unless each person who receives any Subject Securities owned by the Shareholder enters into a counterpart of this Agreement in relation to such Subject Securities and agrees to be bound by the terms hereof; provided that the Shareholder shall remain jointly and severally liable to Contango with each person who receives any Subject Securities under this Article 3.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES

4.1	Representations and Warranties of the Shareholder

The Shareholder represents and warrants to Contango as follows, and acknowledges that Contango is relying upon such representations and warranties in entering into this Agreement:

(a)	Capacity. The Shareholder has the power and capacity to execute and deliver this Agreement and to perform their obligations hereunder.

(b)

Authorization. If applicable, the execution, delivery and performance of this Agreement by the Shareholder has been duly authorized and no other approvals or proceedings on their part are necessary to authorize this Agreement.

(c)

Enforceability. This Agreement has been duly executed and delivered by the Shareholder and constitutes its legal, valid and binding obligation, enforceable against the Shareholder in accordance with its terms, subject to bankruptcy, insolvency and other similar Laws affecting creditors’ rights generally, and to general principles of equity.

(d)	Ownership of Shares. The Shareholder is the sole beneficial owner of the Subject Securities identified beside their name in Schedule A attached hereto.

(e)

Exercise of control or direction. Other than the Subject Securities, as of the date hereof, the Shareholder does not own of record or beneficially, or exercise control or direction over, or hold any right to acquire, any securities of Dolly Varden.

(f)

Legal Proceedings. There are no legal proceedings in progress or pending before any Governmental Entity, or, to the knowledge of the Shareholder, threatened against the Shareholder or any judgment, decree or order against the Shareholder that would adversely affect in any manner their ability to enter into this Agreement and to perform their obligations hereunder.

(g)

No Agreements. No person has any agreement or option, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option, for the purchase, acquisition or transfer of any of the Subject Securities, or any interest therein or right thereto, except pursuant to the Arrangement Agreement.

(h)

Voting. The Shareholder has the sole and exclusive right to enter into this Agreement and to vote (or cause to be voted) the Subject Securities set out next to their name in Schedule A and as contemplated herein. Other than this Agreement, none of the Subject Securities is subject to any proxy, power of attorney, attorney-in-fact, voting trust, vote pooling or other agreement, arrangement or understanding with respect to the right to vote, call meetings of shareholders or give consents or approvals of any kind.

4.2	Representations and Warranties of Contango

Contango hereby represents and warrants to the Shareholder as follows, and acknowledges that the Shareholder is relying upon such representations and warranties in entering into this Agreement that:

(a)	Capacity. Contango has the requisite corporate power and capacity to execute and deliver this Agreement and the Arrangement Agreement and to perform its obligations hereunder.

(b)

Authorization. The execution, delivery and performance of this Agreement and the Arrangement Agreement by Contango has been duly authorized by its board of directors and no other internal proceedings on its part are necessary to authorize this Agreement and the Arrangement Agreement.

(c)

Enforceability. Each of this Agreement and the Arrangement Agreement has been duly executed and delivered by Contango and constitutes its legal, valid and binding obligations, enforceable against Contango in accordance with its terms, subject to bankruptcy, insolvency and other similar Laws affecting creditors’ rights generally, and to general principles of equity.

(d)

No Breach. Neither the execution and delivery of this Agreement or the Arrangement Agreement by Contango nor the compliance by it with any of the provisions hereof or thereof will result in a violation or breach of, require any consent to be obtained under or give rise to any termination rights or payment obligation under any provision of:

(i)	its articles or by-laws (or other constating documents); or

(ii)	any resolution of its board of directors (or any committee thereof) or of its shareholders.

(e)

Legal Proceedings. There are no legal proceedings in progress or pending before any Governmental Entity, or, to the knowledge of Contango, threatened against Contango or any judgment, decree or order against Contango that would adversely affect in any manner its ability to enter into this Agreement and to perform its obligations hereunder or that could reasonably be expected to prevent or materially delay the completion of the Arrangement.

ARTICLE 5

TERMINATION

5.1	Automatic Termination

This Agreement shall automatically terminate upon the earlier of (i) the termination of the Arrangement Agreement in accordance with its terms, and (ii) the Effective Time.

5.2	Termination by the Shareholder or Contango

This Agreement may be terminated by notice in writing:

(a)	at any time prior to the Effective Time, by the mutual agreement of the parties;

(b)

by Contango if (i) the Shareholder breaches or is in default of any of the covenants or obligations of such Shareholder under this Agreement, or (ii) any of the representations or warranties of the Shareholder under this Agreement shall have been at the date hereof, or subsequently become, untrue or incorrect in any material respect; provided in each case that Contango has notified the Shareholder in writing of any of the foregoing events and the same has not been cured by the Shareholder within 10 Business Days of the date of such notice was received by the Shareholder;

(c)

by the Shareholder if (i) Contango breaches or is in default of any of the covenants or obligations of Contango under this Agreement, or (ii) any of the representations or warranties of Contango under this Agreement shall have been at the date hereof, or subsequently become, untrue or incorrect in any material respect; provided in each case such the Shareholder has notified Contango in writing of any of the foregoing events and the same has not been cured by Contango within 10 Business Days of the date of such notice was received by Contango;

(d)	by the Shareholder or Contango if the Effective Date has not occurred by the Outside Date; or

(e)

by the Shareholder if, without the Shareholder’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed), the Arrangement Agreement is amended in any manner that: (i) would result in a decrease in the amount of or adverse change to the form of Consideration set out in the Arrangement Agreement payable for the Subject Securities (provided that a decrease in the market price of the Contango Shares will not constitute a decrease in the amount of or adverse change to the form of Consideration payable for the Subject Securities); or (ii) is otherwise materially adverse to the Shareholder.

For the purposes of this Section, whether a change is “materially adverse” shall be determined solely by reference to external, objective factors applicable to Dolly Varden Shareholders as a whole and shall not take into account any circumstances, attributes, tax positions, investment objectives, or other factors that are unique to the Shareholder.

5.3	Effect of Termination

If this Agreement is terminated in accordance with this Article 5, the provisions of this Agreement will become void and no party shall have liability to any other party, except in respect of a breach of this Agreement that occurred prior to such termination. The Shareholder shall be entitled to withdraw any form of proxy in respect of the Dolly Varden Resolution in the event this Agreement is duly terminated in accordance with this Article 5.

ARTICLE 6

GENERAL

6.1	Notices

All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given and received on the day it is delivered, provided that it is delivered on a Business Day prior to 5:00 p.m. local time in the place of delivery or receipt. However, if notice is delivered after 5:00 p.m. local time or if such day is not a Business Day then the notice shall be deemed to have been given and received on the next Business Day. Notice shall be sufficiently given if delivered (either in person or by courier), or if transmitted by email (with confirmation of transmission) to the parties at the following addresses (or at such other addresses as shall be specified by any party by notice to the other given in accordance with these provisions):

(i)	if to Contango:

516, 2nd Avenue, Suite 401

Fairbanks, Alaska 99701

Attention: Rick Van Nieuwenhuyse

E-mail:  [***]

with a copy (which shall not constitute notice) to:

Blake, Cassels & Graydon LLP

Suite 3500, 1133 Melville Street,

Vancouver, BC V6E 4E5

Attention: Steven McKoen and Michelle Noorani

E-mail:  [***] and [***]

(ii)	if to the Shareholder:

[•]

Attention: [•]

E-mail:  [•]

with a copy (which shall not constitute notice) to:

Stikeman Elliott LLP

Suite 1700, 666 Burrard Street

Vancouver, BC V6C 2X8

Attention: Victor Gerchikov

E-mail:  [***]

6.2	Governing Law

(a)	This Agreement shall be governed, including as to validity, interpretation and effect, by the Laws of the Province of British Columbia and the Laws of Canada applicable therein.

(b)

Each of the parties hereby irrevocably attorns to the exclusive jurisdiction of the courts of the Province of British Columbia in respect of all matters arising under and in relation to this Agreement and waives any defences to the maintenance of an action in such court.

6.3	Time of Essence

Time shall be of the essence in this Agreement.

6.4	Interpretation Not Affected by Headings

The division of this Agreement into Articles, Sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. Unless the contrary intention appears, references in this Agreement to an Article, Section, subsection, paragraph or Schedule by number or letter or both refer to the Article, Section, subsection, paragraph or Schedule, respectively, bearing that designation in this Agreement.

6.5	Entire Agreement

This Agreement and the definitions of the Arrangement Agreement incorporated herein by reference pursuant to Section 1.1 constitute the entire agreement and understanding between and among the parties hereto with respect to the subject matter hereof and supersede any prior agreement, representation or understanding with respect thereto.

6.6	Assignment

The provisions of this Agreement shall be binding upon and enure to the benefit of the parties hereto and their successors, permitted assigns, legal personal representatives, heirs, administrators and executors, provided that no party may assign, delegate or otherwise transfer any of its rights, interests or obligations under this Agreement without the prior written consent of the other parties hereto, except that Contango may assign, delegate or otherwise transfer any of their rights, interests or obligations under this Agreement to an affiliate, provided Contango remains jointly and severally liable for the performance of its and its affiliate’s obligations hereunder.

6.7	Severability

If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law or public policy, that provision will be severed from this Agreement and all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

6.8	Further Assurances

The Shareholder and Contango will, from time to time, execute and deliver all such further documents and instruments and do all such acts and things as the other parties may reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

6.9	Disclosure

Except as required by applicable Laws or regulations or by any Governmental Entity or in accordance with the requirements of any stock exchange, no party shall make any public announcement or statement with respect to this Agreement without the approval of the other, which shall not be unreasonably withheld, conditioned or delayed. Moreover, the parties agree to consult with each other prior to issuing each public announcement or statement with respect to this Agreement, subject to the overriding obligations of applicable Laws. The Shareholder consents to the details of this Agreement being described in any proxy statement, information circular or press release prepared by Dolly Varden or Contango in connection with the Arrangement and in any material change report prepared by Dolly Varden or Contango in connection with the execution and delivery of this Agreement and the Arrangement Agreement, and this Agreement being made publicly available, including by filing on the System for Electronic Data Analysis Retrieval+ (SEDAR+) and the Electronic Data Gathering, Analysis and Retrieval System (EDGAR) websites.

6.10	Amendments and Waivers

Each party hereto agrees and confirms that any provision of this Agreement may be amended modified, altered, supplemented or waived if, and only if, such amendment, modification, alteration, supplement or waiver is in writing and signed, in the case of an amendment, by all of the parties hereto, or in the case of a waiver, by the party against whom the waiver is to be effective, and no failure or delay by any party in exercising any right, power or privilege hereunder will operate as a waiver thereof nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver of any of the provisions of this Agreement will be deemed to constitute a waiver of any other provision (whether or not similar).

6.11	Specific Performance and other Equitable Rights

(a)

The parties hereby agree that irreparable damage may occur in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages. Accordingly, the parties acknowledge and hereby agree that in the event of any breach or threatened breach by any of the Shareholder, on the one hand, or Contango, on the other hand, of any of their respective covenants or obligations set forth in this Agreement, Contango, on the one hand, or the Shareholder, on the other hand, shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement by the other, and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other under this Agreement, without any requirement for the securing or posting of any bond in connection with the obtaining of any such injunction. Each of the parties hereby agrees not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this Agreement by it, and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other parties under this Agreement.

(b)

The parties hereto further agree that (i) by seeking the remedies provided for in this Section 6.11, a party shall not in any respect waive its right to seek any other form of relief that may be available to a party under this Agreement in the event that this Agreement has been terminated or in the event that the remedies provided for in this Section 6.11 are not available or otherwise are not granted, and (ii) nothing set forth in this Section 6.11 shall require any party hereto to institute any proceeding for (or limit any party’s right to institute any proceeding for) specific performance under this Section 6.11 prior or as a condition to exercising any termination right under Section 5.1 or Section 5.2 (and pursuing damages after such termination), nor shall the commencement of any legal proceeding restrict or limit any party’s right to terminate this Agreement in accordance with the terms of Section 5.1 or Section 5.2 or pursue any other remedies under this Agreement that may be available then or thereafter.

6.12	Expenses

Each of the parties shall pay its respective legal, financial advisory and accounting costs and expenses incurred in connection with the preparation, execution and delivery of this Agreement and all documents and instruments executed or prepared pursuant hereto and any other costs and expenses whatsoever and howsoever incurred.

6.13	Independent Legal Advice

Each of the parties hereby acknowledges that it has been afforded the opportunity to obtain independent legal advice and confirms by the execution and delivery of this Agreement that they have either done so or waived their right to do so in connection with the entering into of this Agreement.

6.14	Counterparts, Execution

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. The parties shall be entitled to rely upon delivery of an executed facsimile or similar executed electronic copy of this Agreement, and such facsimile or similar executed electronic copy shall be legally effective to create a valid and binding agreement between the parties.

[Signature page follows.]

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first written above.

[SHAREHOLDER]

By:
Name:
Title:

CONTANGO ORE, INC.

By:
Name:
Title:

SCHEDULE A

Shareholder Name	Number of Subject Securities

Dolly Varden Shares

(Mailing Address of Shareholder)

(E-Mail Address of Shareholder)

(Telephone Number of Shareholder)

Exhibit 10.2

VOTING SUPPORT AGREEMENT

THIS VOTING SUPPORT AGREEMENT (this “Agreement”) is made as of _______________________, 2025.

BETWEEN:

[•] (the “Shareholder”)

- and -

CONTANGO ORE, INC., a corporation existing under the laws of the State of Delaware (“Contango”)

WHEREAS the Shareholder is the beneficial owner of [•] Dolly Varden Shares (the “Subject Shares”) and [•] Dolly Varden Options, and [•] Dolly Varden RSUs (together with the Subject Shares, the “Subject Securities”) in the issued and outstanding share capital of Dolly Varden Silver Corporation (“Dolly Varden”), as more particularly set forth in Schedule A attached hereto;

AND WHEREAS Contango, 1566004 B.C. Ltd., a wholly owned subsidiary of Contango (the “Acquiror”) and Dolly Varden have entered into an arrangement agreement (the “Arrangement Agreement”) concurrently with the entering into of this Agreement;

AND WHEREAS the Arrangement Agreement provides for Contango to acquire, through the Acquiror, all of the issued and outstanding shares of Dolly Varden (the “Dolly Varden Shares”) pursuant to a plan of arrangement under the provisions of the Business Corporations Act (British Columbia) (the “Arrangement”);

AND WHEREAS it is a requirement of Contango that the Shareholder enter into this Agreement in connection with the entering into of the Arrangement Agreement, and the Shareholder has agreed to enter into this Agreement, subject to the terms and conditions hereof;

NOW THEREFORE in consideration of the mutual covenants and agreements set forth in this Agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) the parties hereto agree as follows:

ARTICLE 1

INTERPRETATION

1.1	Definitions in Arrangement Agreement

All capitalized terms used in this Agreement that are not defined herein and that are defined in the Arrangement Agreement shall have the respective meanings ascribed to them in the Arrangement Agreement.

ARTICLE 2

COVENANTS OF THE SHAREHOLDER

2.1	General

The Shareholder hereby covenants and agrees in favour of Contango that, from the date hereof until the termination of this Agreement in accordance with Article 6:

(a)

at the Dolly Varden Meeting (including in connection with any separate vote of any sub-group of securityholders of Dolly Varden that may be required to be held and of which sub-group the Shareholder forms part) or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent in lieu of a meeting) of the Dolly Varden Shareholders with respect to the Dolly Varden Resolution is sought, the Shareholder shall cause all of their Subject Shares to be counted as present for purposes of establishing quorum and shall vote (or cause to be voted) all of their Subject Shares (i) in favour of the approval of the Dolly Varden Resolution, and (ii) in favour of any other matter necessary for the consummation of transactions contemplated by the Arrangement Agreement;

(b)

at any meeting of securityholders of Dolly Varden (including in connection with any separate vote of any sub-group of securityholders of Dolly Varden that may be required to be held and of which sub-group the Shareholder forms part) or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval of all or some of Dolly Varden Shareholders is sought (including by written consent in lieu of a meeting), the Shareholder shall cause its applicable Subject Securities having voting rights in respect of the Arrangement to be counted as present for purposes of establishing quorum and shall vote (or cause to be voted) its Subject Securities having voting rights in respect of the Arrangement against any (i) Acquisition Proposal and/or any matter that could reasonably be expected to delay, prevent or frustrate the successful completion of the Arrangement, or (ii) action or agreement (including, without limitation, any amendment of any agreement) that would result in a breach of any representation, warranty, covenant, agreement or other obligation of the Shareholder under this Agreement;

(c)

as promptly as practicable following the mailing of the Dolly Varden Circular and in any event no later than 10 Business Days prior to the date of the Dolly Varden Meeting, the Shareholder shall deliver or cause to be delivered to Dolly Varden, with a copy (by email) to Contango concurrently, duly executed proxies or voting instruction forms voting the Subject Securities having voting rights in respect of the Arrangement (i) in favour of the approval of the Dolly Varden Resolution, and (ii) in favour of any other matter necessary or desirable for the consummation of the transactions contemplated by the Arrangement Agreement, and each such proxy or proxies shall not be revoked without the prior written consent of Contango;

(d)	except in their capacity as a director or officer to the extent permitted by the Arrangement Agreement, the Shareholder shall not, directly or indirectly:

(i)

solicit, initiate, knowingly encourage or otherwise knowingly facilitate (including by way of furnishing or providing copies of, access to, or disclosure of, any confidential information, properties, facilities, books or records of Dolly Varden or any of its subsidiaries) any inquiry, proposal or offer that constitutes or would reasonably be expected to constitute or lead to an Acquisition Proposal;

(ii)

enter into, engage in, continue or otherwise participate in any discussions or negotiations with any person (other than Contango and its subsidiaries or affiliates) in respect of any inquiry, proposal or offer that constitutes or would reasonably be expected to lead to an Acquisition Proposal;

(iii)	accept, approve, endorse or recommend, or publicly propose to accept, approve, endorse or recommend, any Acquisition Proposal;

(iv)	withdraw support, or propose publicly to withdraw support, from the transactions contemplated by the Arrangement Agreement; or

(v)

join in the requisition of any meeting of the securityholders of Dolly Varden for the purpose of considering any resolution related to any Acquisition Proposal and/or any matter that would reasonably be expected to delay, prevent or frustrate the successful completion of the Arrangement or any of the transactions contemplated by the Arrangement Agreement.

(e)

the Shareholder shall immediately cease any existing solicitation, encouragement, discussions, negotiations or other activities commenced prior to the date of this Agreement with any person (other than Contango and its subsidiaries or affiliates) conducted by the Shareholder with respect to any inquiry, proposal or offer that constitutes, or may reasonably be expected to constitute or lead to, an Acquisition Proposal;

(f)

the Shareholder shall not directly or indirectly, without the prior written consent of Contango (such consent not to be unreasonably withheld, conditioned or delayed): (i) sell, transfer, tender, gift, assign, grant a participation interest in, option, pledge, hypothecate, grant a security or voting interest in or otherwise convey or encumber (each, a “Transfer”), or enter into any agreement, option or other arrangement having the same economic effect as a Transfer of, any of its Subject Securities to any person, other than the exercise, vesting or settlement, as the case may be, of Subject Securities for Dolly Varden Shares pursuant to the terms of the Dolly Varden Equity Incentive Plan; (ii) grant any proxies or power of attorney, deposit any of their Subject Securities into any voting trust or enter into any voting arrangement, whether by proxy, voting agreement or otherwise, with respect to their Subject Securities, other than pursuant to this Agreement; or (iii) agree to take any of the actions prohibited by the foregoing clauses (i) and (ii), provided that, notwithstanding the foregoing, the Shareholder shall be entitled to sell up to such number of Dolly Varden Shares necessary to satisfy the Shareholder’s tax withholding obligation upon the exercise of Dolly Varden Options or settlement of Dolly Varden RSUs, in each case as permitted pursuant to the terms of the Dolly Varden Equity Incentive Plan;

(g)

the Shareholder shall not exercise any rights of appraisal or rights of dissent provided under any applicable Laws, pursuant to the Interim Order, the Plan of Arrangement or otherwise in connection with the Arrangement or the transactions contemplated by the Arrangement Agreement considered at the Dolly Varden Meeting in connection therewith; and

(h)

the Shareholder shall promptly notify Contango of the amount of any equity or debt securities of Dolly Varden acquired by the Shareholder after the date hereof, other than any Dolly Varden Shares acquired by or on behalf of the Shareholder pursuant to the Dolly Varden Equity Incentive Plan. Any securities or other interests acquired by the Shareholder after the date hereof shall be subject to the terms of this Agreement as though owned by the Shareholder on the date hereof and shall be included in the definition of “Subject Securities”.

ARTICLE 3

FIDUCIARY DUTIES

Notwithstanding any provision of this Agreement to the contrary, Contango hereby agrees and acknowledges that, to the extent the Shareholder is a director or officer of Dolly Varden, the Shareholder is entering into this Agreement in their capacity as holder of the Subject Securities and not as a director or officer of Dolly Varden. To the extent that the Shareholder is a director or officer of Dolly Varden, nothing contained in this Agreement shall limit or restrict any actions the Shareholder may take in their capacity as a director or officer of Dolly Varden or limit or restrict the exercise of their fiduciary duties as director or officer of Dolly Varden.

ARTICLE 4

REORGANIZATION OF THE SHAREHOLDER

The Shareholder shall have the right directly or indirectly to take such actions as are necessary or desirable to reorganize its capital, assets and structure as the Shareholder may reasonably determine, including, without limitation, transferring some or all of its Subject Securities to one or more of its affiliates; provided, however, that no such reorganization will be undertaken unless each person who receives any Subject Securities owned by the Shareholder enters into a counterpart of this Agreement in relation to such Subject Securities and agrees to be bound by the terms hereof; provided that the Shareholder shall remain jointly and severally liable to Contango with each person who receives any Subject Securities under this Article 4.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES

5.1	Representations and Warranties of the Shareholder

The Shareholder represents and warrants to Contango as follows, and acknowledges that Contango is relying upon such representations and warranties in entering into this Agreement:

(a)	Capacity. The Shareholder has the power and capacity to execute and deliver this Agreement and to perform their obligations hereunder.

(b)

Authorization. If applicable, the execution, delivery and performance of this Agreement by the Shareholder has been duly authorized and no other approvals or proceedings on their part are necessary to authorize this Agreement.

(c)

Enforceability. This Agreement has been duly executed and delivered by the Shareholder and constitutes its legal, valid and binding obligation, enforceable against the Shareholder in accordance with its terms, subject to bankruptcy, insolvency and other similar Laws affecting creditors’ rights generally, and to general principles of equity.

(d)	Ownership of Shares. The Shareholder is the sole beneficial owner of the Subject Securities identified beside their name in Schedule A attached hereto.

(e)

Exercise of control or direction. Other than the Subject Securities, as of the date hereof, the Shareholder does not own of record or beneficially, or exercise control or direction over, or hold any right to acquire, any securities of Dolly Varden.

(f)

Legal Proceedings. There are no legal proceedings in progress or pending before any Governmental Entity, or, to the knowledge of the Shareholder, threatened against the Shareholder or any judgment, decree or order against the Shareholder that would adversely affect in any manner their ability to enter into this Agreement and to perform their obligations hereunder.

(g)

No Agreements. No person has any agreement or option, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option, for the purchase, acquisition or transfer of any of the Subject Securities, or any interest therein or right thereto, except pursuant to the Arrangement Agreement.

(h)

Voting. The Shareholder has the sole and exclusive right to enter into this Agreement and to vote (or cause to be voted) the Subject Shares set out next to their name in Schedule A and as contemplated herein. Other than this Agreement, none of the Subject Securities is subject to any proxy, power of attorney, attorney-in-fact, voting trust, vote pooling or other agreement, arrangement or understanding with respect to the right to vote, call meetings of shareholders or give consents or approvals of any kind.

5.2	Representations and Warranties of Contango

Contango hereby represents and warrants to the Shareholder as follows, and acknowledges that the Shareholder is relying upon such representations and warranties in entering into this Agreement that:

(a)	Capacity. Contango has the requisite corporate power and capacity to execute and deliver this Agreement and the Arrangement Agreement and to perform its obligations hereunder.

(b)

Authorization. The execution, delivery and performance of this Agreement and the Arrangement Agreement by Contango has been duly authorized by its board of directors and no other internal proceedings on its part are necessary to authorize this Agreement and the Arrangement Agreement.

(c)

Enforceability. Each of this Agreement and the Arrangement Agreement has been duly executed and delivered by Contango and constitutes its legal, valid and binding obligations, enforceable against Contango in accordance with its terms, subject to bankruptcy, insolvency and other similar Laws affecting creditors’ rights generally, and to general principles of equity.

(d)

No Breach. Neither the execution and delivery of this Agreement or the Arrangement Agreement by Contango nor the compliance by it with any of the provisions hereof or thereof will result in a violation or breach of, require any consent to be obtained under or give rise to any termination rights or payment obligation under any provision of:

(i)	its articles or by-laws (or other constating documents); or

(ii)	any resolution of its board of directors (or any committee thereof) or of its shareholders.

(e)

Legal Proceedings. There are no legal proceedings in progress or pending before any Governmental Entity, or, to the knowledge of Contango, threatened against Contango or any judgment, decree or order against Contango that would adversely affect in any manner its ability to enter into this Agreement and to perform its obligations hereunder or that could reasonably be expected to prevent or materially delay the completion of the Arrangement.

ARTICLE 6

TERMINATION

6.1	Automatic Termination

This Agreement shall automatically terminate upon the earlier of (i) the termination of the Arrangement Agreement in accordance with its terms, and (ii) the Effective Time.

6.2	Termination by the Shareholder or Contango

This Agreement may be terminated by notice in writing:

(a)	at any time prior to the Effective Time, by the mutual agreement of the parties;

(b)

by Contango if (i) the Shareholder breaches or is in default of any of the covenants or obligations of such Shareholder under this Agreement, or (ii) any of the representations or warranties of the Shareholder under this Agreement shall have been at the date hereof, or subsequently become, untrue or incorrect in any material respect; provided in each case that Contango has notified the Shareholder in writing of any of the foregoing events and the same has not been cured by the Shareholder within 10 Business Days of the date of such notice was received by the Shareholder;

(c)

by the Shareholder if (i) Contango breaches or is in default of any of the covenants or obligations of Contango under this Agreement, or (ii) any of the representations or warranties of Contango under this Agreement shall have been at the date hereof, or subsequently become, untrue or incorrect in any material respect; provided in each case such the Shareholder has notified Contango in writing of any of the foregoing events and the same has not been cured by Contango within 10 Business Days of the date of such notice was received by Contango;

(d)	by the Shareholder or Contango if the Effective Date has not occurred by the Outside Date; or

(e)

by the Shareholder if, without the Shareholder’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed), the Arrangement Agreement is amended in any manner that: (i) would result in a decrease in the amount of or adverse change to the form of Consideration set out in the Arrangement Agreement payable for the Subject Securities (provided that a decrease in the market price of the Contango Shares will not constitute a decrease in the amount of or adverse change to the form of Consideration payable for the Subject Securities); or (ii) is otherwise materially adverse to the Shareholder.

For the purposes of this Section, whether a change is “materially adverse” shall be determined solely by reference to external, objective factors applicable to Dolly Varden Shareholders as a whole and shall not take into account any circumstances, attributes, tax positions, investment objectives, or other factors that are unique to the Shareholder.

6.3	Effect of Termination

If this Agreement is terminated in accordance with this Article 6, the provisions of this Agreement will become void and no party shall have liability to any other party, except in respect of a breach of this Agreement that occurred prior to such termination. The Shareholder shall be entitled to withdraw any form of proxy in respect of the Dolly Varden Resolution in the event this Agreement is duly terminated in accordance with this Article 6.

ARTICLE 7

GENERAL

7.1	Notices

All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given and received on the day it is delivered, provided that it is delivered on a Business Day prior to 5:00 p.m. local time in the place of delivery or receipt. However, if notice is delivered after 5:00 p.m. local time or if such day is not a Business Day then the notice shall be deemed to have been given and received on the next Business Day. Notice shall be sufficiently given if delivered (either in person or by courier), or if transmitted by email (with confirmation of transmission) to the parties at the following addresses (or at such other addresses as shall be specified by any party by notice to the other given in accordance with these provisions):

(i)	if to Contango:

516, 2nd Avenue, Suite 401

Fairbanks, Alaska 99701

Attention: Rick Van Nieuwenhuyse

E-mail:  [***]

with a copy (which shall not constitute notice) to:

Blake, Cassels & Graydon LLP

Suite 3500, 1133 Melville Street,

Vancouver, BC V6E 4E5

Attention: Steven McKoen and Michelle Noorani

E-mail:   [***] and [***]

(ii)	if to the Shareholder:

[•]

Attention: [•]

E-mail:	[•]

with a copy (which shall not constitute notice) to:

Stikeman Elliott LLP

Suite 1700, 666 Burrard Street

Vancouver, BC V6C 2X8

Attention: Victor Gerchikov

E-mail:	[***]

7.2	Governing Law

(a)	This Agreement shall be governed, including as to validity, interpretation and effect, by the Laws of the Province of British Columbia and the Laws of Canada applicable therein.

(b)

Each of the parties hereby irrevocably attorns to the exclusive jurisdiction of the courts of the Province of British Columbia in respect of all matters arising under and in relation to this Agreement and waives any defences to the maintenance of an action in such court.

7.3	Time of Essence

Time shall be of the essence in this Agreement.

7.4	Interpretation Not Affected by Headings

The division of this Agreement into Articles, Sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. Unless the contrary intention appears, references in this Agreement to an Article, Section, subsection, paragraph or Schedule by number or letter or both refer to the Article, Section, subsection, paragraph or Schedule, respectively, bearing that designation in this Agreement.

7.5	Entire Agreement

This Agreement and the definitions of the Arrangement Agreement incorporated herein by reference pursuant to Section 1.1 constitute the entire agreement and understanding between and among the parties hereto with respect to the subject matter hereof and supersede any prior agreement, representation or understanding with respect thereto.

7.6	Assignment

The provisions of this Agreement shall be binding upon and enure to the benefit of the parties hereto and their successors, permitted assigns, legal personal representatives, heirs, administrators and executors, provided that no party may assign, delegate or otherwise transfer any of its rights, interests or obligations under this Agreement without the prior written consent of the other parties hereto, except that Contango may assign, delegate or otherwise transfer any of their rights, interests or obligations under this Agreement to an affiliate, provided Contango remains jointly and severally liable for the performance of its and its affiliate’s obligations hereunder.

7.7	Severability

If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law or public policy, that provision will be severed from this Agreement and all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

7.8	Further Assurances

The Shareholder and Contango will, from time to time, execute and deliver all such further documents and instruments and do all such acts and things as the other parties may reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

7.9	Disclosure

Except as required by applicable Laws or regulations or by any Governmental Entity or in accordance with the requirements of any stock exchange, no party shall make any public announcement or statement with respect to this Agreement without the approval of the other, which shall not be unreasonably withheld, conditioned or delayed. Moreover, the parties agree to consult with each other prior to issuing each public announcement or statement with respect to this Agreement, subject to the overriding obligations of applicable Laws. The Shareholder consents to the details of this Agreement being described in any proxy statement, information circular or press release prepared by Dolly Varden or Contango in connection with the Arrangement and in any material change report prepared by Dolly Varden or Contango in connection with the execution and delivery of this Agreement and the Arrangement Agreement, and this Agreement being made publicly available, including by filing on the System for Electronic Data Analysis Retrieval+ (SEDAR+) and the Electronic Data Gathering, Analysis and Retrieval System (EDGAR) websites.

7.10	Amendments and Waivers

Each party hereto agrees and confirms that any provision of this Agreement may be amended modified, altered, supplemented or waived if, and only if, such amendment, modification, alteration, supplement or waiver is in writing and signed, in the case of an amendment, by all of the parties hereto, or in the case of a waiver, by the party against whom the waiver is to be effective, and no failure or delay by any party in exercising any right, power or privilege hereunder will operate as a waiver thereof nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver of any of the provisions of this Agreement will be deemed to constitute a waiver of any other provision (whether or not similar).

7.11	Specific Performance and other Equitable Rights

(a)

The parties hereby agree that irreparable damage may occur in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages. Accordingly, the parties acknowledge and hereby agree that in the event of any breach or threatened breach by any of the Shareholder, on the one hand, or Contango, on the other hand, of any of their respective covenants or obligations set forth in this Agreement, Contango, on the one hand, or the Shareholder, on the other hand, shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement by the other, and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other under this Agreement, without any requirement for the securing or posting of any bond in connection with the obtaining of any such injunction. Each of the parties hereby agrees not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this Agreement by it, and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other parties under this Agreement.

(b)

The parties hereto further agree that (i) by seeking the remedies provided for in this Section 7.11, a party shall not in any respect waive its right to seek any other form of relief that may be available to a party under this Agreement in the event that this Agreement has been terminated or in the event that the remedies provided for in this Section 7.11 are not available or otherwise are not granted, and (ii) nothing set forth in this Section 7.11 shall require any party hereto to institute any proceeding for (or limit any party’s right to institute any proceeding for) specific performance under this Section 7.11 prior or as a condition to exercising any termination right under Section 6.1 or Section 6.2 (and pursuing damages after such termination), nor shall the commencement of any legal proceeding restrict or limit any party’s right to terminate this Agreement in accordance with the terms of Section 6.1 or Section 6.2 or pursue any other remedies under this Agreement that may be available then or thereafter.

7.12	Expenses

Each of the parties shall pay its respective legal, financial advisory and accounting costs and expenses incurred in connection with the preparation, execution and delivery of this Agreement and all documents and instruments executed or prepared pursuant hereto and any other costs and expenses whatsoever and howsoever incurred.

7.13	Independent Legal Advice

Each of the parties hereby acknowledges that it has been afforded the opportunity to obtain independent legal advice and confirms by the execution and delivery of this Agreement that they have either done so or waived their right to do so in connection with the entering into of this Agreement.

7.14	Counterparts, Execution

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. The parties shall be entitled to rely upon delivery of an executed facsimile or similar executed electronic copy of this Agreement, and such facsimile or similar executed electronic copy shall be legally effective to create a valid and binding agreement between the parties.

[Signature page follows.]

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first written above.

[For corporate Shareholder:]

[SHAREHOLDER]

By:
Name:
Title:

[For individual Shareholder:]

[SHAREHOLDER]

CONTANGO ORE, INC.

By:
Name:
Title:

SCHEDULE A

Shareholder Name	Number of Subject Securities

Dolly Varden Shares
Dolly Varden Options
Dolly Varden RSUs

(Mailing Address of Shareholder)

(E-Mail Address of Shareholder)

(Telephone Number of Shareholder)

Exhibit 10.3

VOTING SUPPORT AGREEMENT

THIS VOTING SUPPORT AGREEMENT (this “Agreement”) is made as of _______________________, 2025.

BETWEEN:

• (the “Shareholder”)

- and -

Dolly Varden Silver Corporation, a corporation existing under the laws of the Province of British Columbia (“Dolly Varden”)

WHEREAS the Shareholder is the beneficial owner of Common Stock, par value $0.01 per share (the “Subject Shares”), • restricted stock units for Subject Shares issued pursuant to the Contango ORE, Inc. Omnibus Plan (“RSUs”), and • Contango ORE, Inc. Warrants to purchase Subject Shares (together with the Subject Shares, the “Subject Securities”) of Contango ORE, Inc., a corporation existing under the laws of the State of Delaware (“Contango ORE”), as more particularly set forth in Schedule A attached hereto;

AND WHEREAS Contango ORE, 1566004 B.C. Ltd., an indirectly wholly owned subsidiary of Contango ORE (the “Purchaser”) and Dolly Varden have entered into an arrangement agreement (the “Arrangement Agreement”) concurrently with the entering into of this Agreement;

AND WHEREAS the Arrangement Agreement provides for Contango ORE to acquire, through the Purchaser, all of the issued and outstanding shares of Dolly Varden (the “Dolly Varden Shares”) pursuant to a plan of arrangement under the provisions of the Business Corporations Act (British Columbia) (the “Arrangement”);

AND WHEREAS it is a requirement of Dolly Varden that the Shareholder enter into this Agreement in connection with the entering into of the Arrangement Agreement, and the Shareholder has agreed to enter into this Agreement, subject to the terms and conditions hereof;

NOW THEREFORE in consideration of the mutual covenants and agreements set forth in this Agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) the parties hereto agree as follows:

ARTICLE 1

INTERPRETATION

1.1	Definitions in Arrangement Agreement

All capitalized terms used in this Agreement that are not defined herein and that are defined in the Arrangement Agreement shall have the respective meanings ascribed to them in the Arrangement Agreement.

ARTICLE 2

COVENANTS OF THE SHAREHOLDER

2.1	General

The Shareholder hereby covenants and agrees in favor of Dolly Varden that, from the date hereof until the termination of this Agreement in accordance with Article 5:

(a)

at the Contango ORE Meeting (including in connection with any separate vote of any sub-group of securityholders of Contango ORE that may be required to be held and of which sub-group the Shareholder forms part) or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent in lieu of a meeting) of the Contango ORE Shareholders with respect to the Contango ORE Arrangement Proposal is sought, the Shareholder shall cause all of its Subject Shares to be counted as present for purposes of establishing quorum and shall vote (or cause to be voted) all of its Subject Shares (i) in favor of the approval of the Contango ORE Arrangement Proposal, and (ii) in favor of any other matter necessary for the consummation of transactions contemplated in the Arrangement Agreement;

(b)

at any meeting of securityholders of Contango ORE (including in connection with any separate vote of any sub-group of securityholders of Contango ORE that may be required to be held and of which sub-group the Shareholder forms part) or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval of all or some of Contango ORE Shareholders is sought (including by written consent in lieu of a meeting), the Shareholder shall cause its applicable Subject Securities having voting rights in respect of the Arrangement to be counted as present for purposes of establishing quorum and shall vote (or cause to be voted) its Subject Securities having voting rights in respect of the Arrangement against any (i) Acquisition Proposal and/or any matter that could reasonably be expected to delay, prevent or frustrate the successful completion of the Arrangement, or (ii) action or agreement (including, without limitation, any amendment of any agreement) that would result in a breach of any representation, warranty, covenant, agreement or other obligation of the Shareholder under this Agreement;

(c)

as promptly as practicable following the mailing of the Contango ORE Proxy Statement and in any event no later than 10 Business Days prior to the date of the Contango ORE Meeting, the Shareholder shall deliver or cause to be delivered to Contango ORE, with a copy (by email) to Dolly Varden concurrently, duly executed proxies or voting instruction forms voting the Subject Securities having voting rights in respect of the Arrangement (i) in favor of the approval of the Contango ORE Arrangement Proposal, and (ii) in favor of any other matter necessary or desirable for the consummation of the transactions contemplated in the Arrangement Agreement, and each such proxy or proxies shall not be revoked without the prior written consent of Dolly Varden;

(d)	except in its capacity as a director or officer to the extent permitted by the Arrangement Agreement, the Shareholder shall not, directly or indirectly:

(i)

solicit, initiate, knowingly encourage or otherwise knowingly facilitate (including by way of furnishing or providing copies of, access to, or disclosure of, any confidential information, properties, facilities, books or records of Contango ORE or any of its subsidiaries) any inquiry, proposal or offer that constitutes or would reasonably be expected to constitute or lead to an Acquisition Proposal;

(ii)

enter into, engage in, continue or otherwise participate in any discussions or negotiations with any person (other than Dolly Varden and its subsidiaries or affiliates) in respect of any inquiry, proposal or offer that constitutes or would reasonably be expected to lead to an Acquisition Proposal;

(iii)	accept, approve, endorse or recommend, or publicly propose to accept, approve, endorse or recommend, any Acquisition Proposal;

(iv)	withdraw support, or propose publicly to withdraw support, from the transactions contemplated by the Arrangement Agreement; or

(v)

join in the requisition of any meeting of the securityholders of Contango ORE for the purpose of considering any resolution related to any Acquisition Proposal and/or any matter that would reasonably be expected to delay, prevent or frustrate the successful completion of the Arrangement or any of the transactions contemplated by the Arrangement Agreement.

(e)

the Shareholder shall immediately cease any existing solicitation, encouragement, discussions, negotiations or other activities commenced prior to the date of this Agreement with any person (other than Dolly Varden and its subsidiaries or affiliates) conducted by the Shareholder with respect to any inquiry, proposal or offer that constitutes, or may reasonably be expected to constitute or lead to, an Acquisition Proposal;

(f)

the Shareholder shall not directly or indirectly, without the prior written consent of Dolly Varden (such consent not to be unreasonably withheld, conditioned or delayed): (i) sell, transfer, tender, gift, assign, grant a participation interest in, option, pledge, hypothecate, grant a security or voting interest in or otherwise convey or encumber (each, a “Transfer”), or enter into any agreement, option or other arrangement having the same economic effect as a Transfer of, any of its Subject Securities to any person, other than the exercise, vesting or settlement, as the case may be, of Subject Securities for Contango ORE Shares pursuant to the terms of the Contango ORE Omnibus Plan; (ii) grant any proxies or power of attorney, deposit any of its Subject Securities into any voting trust or enter into any voting arrangement, whether by proxy, voting agreement or otherwise, with respect to its Subject Securities, other than pursuant to this Agreement; or (iii) agree to take any of the actions prohibited by the foregoing clauses (i) and (ii), provided that, notwithstanding the foregoing, the Shareholder shall be entitled to sell or otherwise dispose of Subject Securities to the extent the proceeds of such sale or disposition are used to satisfy the Shareholder’s tax withholding obligation upon the settlement of Contango ORE RSUs, as permitted pursuant to the terms of the Contango ORE Omnibus Plan; and

(g)

the Shareholder shall promptly notify Dolly Varden of the amount of any equity or debt securities of Contango ORE acquired by the Shareholder after the date hereof, other than any Contango ORE Shares acquired by or on behalf of the Shareholder pursuant to the Contango ORE Omnibus Plan. Any securities or other interests acquired by the Shareholder after the date hereof shall be subject to the terms of this Agreement as though owned by the Shareholder on the date hereof and shall be included in the definition of “Subject Securities”.

ARTICLE 3

FIDUCIARY DUTIES

Notwithstanding any provision of this Agreement to the contrary, Dolly Varden hereby agrees and acknowledges that, to the extent the Shareholder is a director or officer of Contango ORE, the Shareholder is entering into this Agreement in its capacity as holder of the Subject Securities and not as a director or officer of Contango ORE. To the extent that the Shareholder is a director or officer of Contango ORE, nothing contained in this Agreement shall limit or restrict any actions the Shareholder may take in its capacity as a director or officer of Contango ORE or limit or restrict the exercise of its fiduciary duties as director or officer of Contango ORE.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES

4.1	Representations and Warranties of the Shareholder

The Shareholder represents and warrants to Dolly Varden as follows, and acknowledges that Dolly Varden is relying upon such representations and warranties in entering into this Agreement:

(a)	Capacity. The Shareholder has the power and capacity to execute and deliver this Agreement and to perform its obligations hereunder.

(b)

Authorization. If applicable, the execution, delivery and performance of this Agreement by the Shareholder has been duly authorized and no other approvals or proceedings on its part are necessary to authorize this Agreement.

(c)

Enforceability. This Agreement has been duly executed and delivered by the Shareholder and constitutes its legal, valid and binding obligation, enforceable against the Shareholder in accordance with its terms, subject to bankruptcy, insolvency and other similar Laws affecting creditors’ rights generally, and to general principles of equity.

(d)	Ownership of Shares. The Shareholder is the sole beneficial owner of the Subject Securities identified beside its name in Schedule A attached hereto, except as stated therein.

(e)

Exercise of control or direction. Other than the Subject Securities, as of the date hereof, the Shareholder does not own of record or beneficially, or exercise control or direction over, or hold any right to acquire, any securities of Contango ORE.

(f)

Legal Proceedings. There are no legal proceedings in progress or pending before any Governmental Entity, or, to the knowledge of the Shareholder, threatened against the Shareholder or any judgment, decree or order against the Shareholder that would adversely affect in any manner its ability to enter into this Agreement and to perform its obligations hereunder.

(g)

No Agreements. No person has any agreement or option, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option, for the purchase, acquisition or transfer of any of the Subject Securities, or any interest therein or right thereto, except pursuant to the Arrangement Agreement.

(h)

Voting. The Shareholder has the sole and exclusive right to enter into this Agreement and to vote (or cause to be voted) the Subject Shares set out next to its name in Schedule A and as contemplated herein. Other than this Agreement, none of the Subject Securities is subject to any proxy, power of attorney, attorney-in-fact, voting trust, vote pooling or other agreement, arrangement or understanding with respect to the right to vote, call meetings of shareholders or give consents or approvals of any kind.

4.2	Representations and Warranties of Dolly Varden

Dolly Varden hereby represents and warrants to the Shareholder as follows, and acknowledges that the Shareholder is relying upon such representations and warranties in entering into this Agreement that:

(a)	Capacity. Dolly Varden has the requisite corporate power and capacity to execute and deliver this Agreement and the Arrangement Agreement and to perform its obligations hereunder.

(b)

Authorization. The execution, delivery and performance of this Agreement and the Arrangement Agreement by Dolly Varden has been duly authorized by its board of directors and no other internal proceedings on its part are necessary to authorize this Agreement and the Arrangement Agreement.

(c)

Enforceability. Each of this Agreement and the Arrangement Agreement has been duly executed and delivered by Dolly Varden and constitutes its legal, valid and binding obligations, enforceable against Dolly Varden in accordance with its terms, subject to bankruptcy, insolvency and other similar Laws affecting creditors’ rights generally, and to general principles of equity.

(d)

No Breach. Neither the execution and delivery of this Agreement or the Arrangement Agreement by Dolly Varden nor the compliance by it with any of the provisions hereof or thereof will result in a violation or breach of, require any consent to be obtained under or give rise to any termination rights or payment obligation under any provision of:

(i)	its articles or by-laws (or other constating documents); or

(ii)	any resolution of its board of directors (or any committee thereof) or of its shareholders.

(e)

Legal Proceedings. There are no legal proceedings in progress or pending before any Governmental Entity, or, to the knowledge of Dolly Varden, threatened against Dolly Varden or any judgment, decree or order against Dolly Varden that would adversely affect in any manner its ability to enter into this Agreement and to perform its obligations hereunder or that could reasonably be expected to prevent or materially delay the completion of the Arrangement.

ARTICLE 5

TERMINATION

5.1 Automatic Termination

This Agreement shall automatically terminate upon the earlier of (i) the termination of the Arrangement Agreement in accordance with its terms, and (ii) the Effective Time.

5.2 Termination by the Shareholder or Dolly Varden

This Agreement may be terminated by notice in writing:

(a)	at any time prior to the Effective Time, by the mutual agreement of the parties;

(b)

by Dolly Varden if (i) the Shareholder breaches or is in default of any of the covenants or obligations of such Shareholder under this Agreement, or (ii) any of the representations or warranties of the Shareholder under this Agreement shall have been at the date hereof, or subsequently become, untrue or incorrect in any material respect; provided in each case that Dolly Varden has notified the Shareholder in writing of any of the foregoing events and the same has not been cured by the Shareholder within 10 Business Days of the date of such notice was received by the Shareholder;

(c)

by the Shareholder if (i) Dolly Varden breaches or is in default of any of the covenants or obligations of Dolly Varden under this Agreement, or (ii) any of the representations or warranties of Dolly Varden under this Agreement shall have been at the date hereof, or subsequently become, untrue or incorrect in any material respect; provided in each case such the Shareholder has notified Dolly Varden in writing of any of the foregoing events and the same has not been cured by Dolly Varden within 10 Business Days of the date of such notice was received by Dolly Varden;

(d)	by the Shareholder or Dolly Varden if the Effective Date has not occurred by the Outside Date; or

(e)

by the Shareholder if, without the Shareholder’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed), the Arrangement Agreement is amended in any manner that: (i) would result in an increase in the amount of or, with respect to Contango ORE Shareholders as a whole, an adverse change to the form of Consideration set out in the Arrangement Agreement payable for the Dolly Varden Shares (provided that an increase in the market price of the Contango ORE Shares will not constitute an increase in the amount of or, with respect to Contango ORE Shareholders as a whole, an adverse change to the form of Consideration payable for the Dolly Varden Shares) or (ii) is otherwise materially adverse to the Shareholder.

For the purposes of this Section, whether a change is “materially adverse” shall be determined solely by reference to external, objective factors applicable to Contango ORE Shareholders as a whole and shall not take into account any circumstances, attributes, tax positions, investment objectives, or other factors that are unique to the Shareholder.

5.3	Effect of Termination

If this Agreement is terminated in accordance with this Article 5, the provisions of this Agreement will become void and no party shall have liability to any other party, except in respect of a breach of this Agreement that occurred prior to such termination. The Shareholder shall be entitled to withdraw any form of proxy in respect of the Contango ORE Arrangement Proposal in the event this Agreement is duly terminated in accordance with this Article 5.

ARTICLE 6

GENERAL

6.1	Notices

All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given and received on the day it is delivered, provided that it is delivered on a Business Day prior to 5:00 p.m. local time in the place of delivery or receipt. However, if notice is delivered after 5:00 p.m. local time or if such day is not a Business Day then the notice shall be deemed to have been given and received on the next Business Day. Notice shall be sufficiently given if delivered (either in person or by courier), or if transmitted by email (with confirmation of transmission) to the parties at the following addresses (or at such other addresses as shall be specified by any party by notice to the other given in accordance with these provisions):

(a)	if to Dolly Varden:

Dolly	Varden Silver Corporation

Attention: Ann Fehr

E-mail:  [***]

with a copy (which shall not constitute notice) to:

Stikeman Elliott LLP

Suite 1700, 666 Burrard Street

Vancouver, BC V6C 2X8

Attention: Victor Gerchikov

E-mail:  [***]

(b)	if to the Shareholder:

•

Attention: •

E-mail:  •

with a copy (which shall not constitute notice) to:

Blake, Cassels & Graydon LLP

Suite 3500, 1133 Melville Street,

Vancouver, BC V6E 4E5

Attention: Steven McKoen and Michelle Noorani

E-mail:  [***] and [***]

6.2	Governing Law

(a)	This Agreement shall be governed, including as to validity, interpretation and effect, by the Laws of the State of New York and the Laws of the United States applicable therein.

(b)

Each of the parties hereby irrevocably attorns to the exclusive jurisdiction of the courts of the State of New York in respect of all matters arising under and in relation to this Agreement and waives any defenses to the maintenance of an action in such court.

6.3	Time of Essence

Time shall be of the essence in this Agreement.

6.4	Interpretation Not Affected by Headings

The division of this Agreement into Articles, Sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. Unless the contrary intention appears, references in this Agreement to an Article, Section, subsection, paragraph or Schedule by number or letter or both refer to the Article, Section, subsection, paragraph or Schedule, respectively, bearing that designation in this Agreement.

6.5	Entire Agreement

This Agreement and the definitions of the Arrangement Agreement incorporated herein by reference pursuant to Section 1.1 constitute the entire agreement and understanding between and among the parties hereto with respect to the subject matter hereof and supersede any prior agreement, representation or understanding with respect thereto.

6.6	Assignment

The provisions of this Agreement shall be binding upon and enure to the benefit of the parties hereto and their successors, permitted assigns, legal personal representatives, heirs, administrators and executors, provided that no party may assign, delegate or otherwise transfer any of their rights, interests or obligations under this Agreement without the prior written consent of the other parties hereto, except that Dolly Varden may assign, delegate or otherwise transfer any of its rights, interests or obligations under this Agreement to a wholly owned affiliate provided that such entity remains wholly owned or to another party acquiring all or substantially all of Dolly Varden’s assets and properties, without reducing its own obligations hereunder.

6.7	Severability

If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law or public policy, that provision will be severed from this Agreement and all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

6.8	Further Assurances

The Shareholder and Dolly Varden will, from time to time, execute and deliver all such further documents and instruments and do all such acts and things as the other parties may reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

6.9	Disclosure

Except as required by applicable Laws or regulations or by any Governmental Entity or in accordance with the requirements of any stock exchange, no party shall make any public announcement or statement with respect to this Agreement without the approval of the other, which shall not be unreasonably withheld, conditioned or delayed. Moreover, the parties agree to consult with each other prior to issuing each public announcement or statement with respect to this Agreement, subject to the overriding obligations of applicable Laws. The Shareholder consents to the details of this Agreement being described in any proxy statement, information circular or press release prepared by Contango ORE or Dolly Varden in connection with the Arrangement and in any material change report prepared by Contango ORE or Dolly Varden in connection with the execution and delivery of this Agreement and the Arrangement Agreement, and this Agreement being made publicly available, including by filing on the System for Electronic Data Analysis Retrieval+ (SEDAR+) and the Electronic Data Gathering, Analysis and Retrieval System (EDGAR) websites.

6.10	Amendments and Waivers

Each party hereto agrees and confirms that any provision of this Agreement may be amended modified, altered, supplemented or waived if, and only if, such amendment, modification, alteration, supplement or waiver is in writing and signed, in the case of an amendment, by all of the parties hereto, or in the case of a waiver, by the party against whom the waiver is to be effective, and no failure or delay by any party in exercising any right, power or privilege hereunder will operate as a waiver thereof nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver of any of the provisions of this Agreement will be deemed to constitute a waiver of any other provision (whether or not similar).

6.11	Specific Performance and other Equitable Rights

(a)

The parties hereby agree that irreparable damage may occur in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages. Accordingly, the parties acknowledge and hereby agree that in the event of any breach or threatened breach by any of the Shareholder, on the one hand, or Dolly Varden, on the other hand, of any of its respective covenants or obligations set forth in this Agreement, Dolly Varden, on the one hand, or the Shareholder, on the other hand, shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement by the other, and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other under this Agreement, without any requirement for the securing or posting of any bond in connection with the obtaining of any such injunction. Each of the parties hereby agrees not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this Agreement by it, and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other parties under this Agreement.

(b)

The parties hereto further agree that (i) by seeking the remedies provided for in this Section 6.11, a party shall not in any respect waive its right to seek any other form of relief that may be available to a party under this Agreement in the event that this Agreement has been terminated or in the event that the remedies provided for in this Section 6.11 are not available or otherwise are not granted, and (ii) nothing set forth in this Section 6.11 shall require any party hereto to institute any proceeding for (or limit any party’s right to institute any proceeding for) specific performance under this Section 6.11 prior or as a condition to exercising any termination right under Section 5.1 or Section 5.2 (and pursuing damages after such termination), nor shall the commencement of any legal proceeding restrict or limit any party’s right to terminate this Agreement in accordance with the terms of Section 5.1 or Section 5.2 or pursue any other remedies under this Agreement that may be available then or thereafter.

6.12	Expenses

Each of the parties shall pay its respective legal, financial advisory and accounting costs and expenses incurred in connection with the preparation, execution and delivery of this Agreement and all documents and instruments executed or prepared pursuant hereto and any other costs and expenses whatsoever and howsoever incurred.

6.13	Independent Legal Advice

Each of the parties hereby acknowledges that it has been afforded the opportunity to obtain independent legal advice and confirms by the execution and delivery of this Agreement that they have either done so or waived its right to do so in connection with the entering into of this Agreement.

6.14	Counterparts, Execution

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. The parties shall be entitled to rely upon delivery of an executed facsimile or similar executed electronic copy of this Agreement, and such facsimile or similar executed electronic copy shall be legally effective to create a valid and binding agreement between the parties.

[Signature page follows.]

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first written above.

[For corporate Shareholder:]

[SHAREHOLDER]

By:
Name:
Title:

[For individual Shareholder:]

[SHAREHOLDER]

DOLLY VARDEN SILVER CORPORATION

By:
Name:
Title:

SCHEDULE A

Shareholder Name	Number of Subject Securities

	Contango Shares	ORE

	Contango RSUs	ORE

	Contango Warrants	ORE

(Mailing Address of Shareholder)

(E-Mail Address of Shareholder)

(Telephone Number of Shareholder)

Exhibit 99.1

Contango ORE and Dolly Varden Silver Announce Merger to Create a New

North American High-Grade, Mid-Tier Silver & Gold Producer and Developer

FAIRBANKS, AK / VANCOUVER, BC — (December 8, 2025) — Contango ORE, Inc. (“Contango” or the “Company”) (NYSE American: CTGO) and Dolly Varden Silver Corporation (“Dolly Varden”) (TSX-V: DV | NYSE American: DVS | FSE: DVQ) are pleased to announce that they have entered into an arrangement agreement (the “Arrangement Agreement”) to combine Contango and Dolly Varden on a merger-of-equals basis pursuant to a statutory plan of arrangement under the Business Corporations Act (British Columbia) (the “Transaction”). The combination of Contango and Dolly Varden (the combined entity referred to as “MergeCo”) would provide investors with a unique opportunity to participate in the upside of a well-funded North American asset portfolio consisting of the cash flowing high-grade Manh Choh gold mine in Alaska as well as several high-grade silver and gold projects located in British Columbia and Alaska including the Kitsault Valley and Johnson Tract projects.

Upon completion of the Transaction, existing Contango and Dolly Varden shareholders will each own approximately 50% of the outstanding shares of MergeCo, on a fully diluted in-the-money basis. MergeCo is expected to be renamed Contango Silver & Gold Inc. and will be led by Rick Van Nieuwenhuyse as CEO, Shawn Khunkhun as President and Mike Clark as Executive Vice President and CFO. The board of directors of MergeCo (the “MergeCo Board”) will include Clynt Nauman as Chairman, Brad Juneau, Darren Devine, Mike Cinnamond, Tim Clark, Rick Van Nieuwenhuyse and Shawn Khunkhun.

Rick Van Nieuwenhuyse, President, CEO & Director of Contango, commented: “This merger is an exciting transaction for both Contango and Dolly Varden shareholders given the complementary and synergistic nature of our North American asset portfolios. With the Manh Choh Gold Mine providing significant cash flows in a strong gold and silver price environment, the combined company will have a source of non-dilutive funding to advance development of its high-grade Lucky Shot and Johnson Tract projects in Alaska and Kitsault Valley project in British Columbia. Kitsault Valley and Johnson Tract are particularly synergistic as both are high grade, have similar metallurgy, are located near tidewater and fit the Direct Shipping Ore (“DSO”) model. In addition, both have tremendous exploration upside. With Dolly Varden’s cornerstone land position in the Golden Triangle, one of the most exciting and prospective mining districts in the world, we see great potential to expand resources and advance Kitsault Valley to production. The combined company will be well financed for growth that is expected to continue to deliver long-term value for its shareholders.”

Shawn Khunkhun, President, CEO & Director of Dolly Varden, further commented: “We are very pleased to present this Transaction to the shareholders of Dolly Varden. The merger represents a step-change for the company, adding production and combining an exceptional portfolio of projects with the potential for high-grade precious-metal development. The combined company is poised to become a unique, multi-asset platform for silver and gold production, focused exclusively on the United States and Canada. Our respective boards are fully aligned on how to best realize this vision, sharing a commitment to aggressively expand our resource base, accelerate mine exploration and subsequent development across the portfolio and pursue growth-oriented acquisitions.”

Transaction Highlights & Strategic Rationale

•	Complementary Assets: Creation of a North-American focused multi-stage silver and gold company, with an asset portfolio ranging from advanced-stage exploration to current production.

•

Well Funded: Over US$100 million combined cash on hand, only US$15 million in debt and annual cash flow from the producing high-grade Manh Choh gold mine in Alaska, operated in partnership with Kinross Gold Corporation (“Kinross”).

•

High-Grade Projects: Leverage to high-grade development of assets anchored by the Lucky Shot and Johnson Tract projects in Alaska, and the Kitsault Valley silver-gold project in British Columbia – all strategically located near existing infrastructure supporting a DSO approach.

•	Shared Capex Strategy: Common development philosophy to pursue low-capex DSO projects that can be developed using existing processing facilities.

•	Exploration Potential: Track-record of high-grade exploration success across the portfolio.

•

Enhanced Capital Markets Profile: The combined company’s shareholders to benefit from greater critical mass with a combined market capitalization of approximately US$812 million (C$1.1 billion), as well as increased trading liquidity, index inclusion, research coverage and institutional ownership.

•

Insider and Institutional Support: All directors and officers of Contango and Dolly Varden, as well as significant shareholders of both companies, have signed voting support agreements in favour of the Transaction, representing approximately 22% of the outstanding Contango shares and approximately 22% of the outstanding Dolly Varden shares.

•	Expanded Presence: Listing on the NYSE American, and intention to apply to list on the Toronto Stock Exchange following closing of the Transaction.

Flagship Assets

Manh Choh Mine, Alaska

•	Ore mined at Manh Choh is trucked to Kinross’s Fort Knox mine and milling complex in Fairbanks, Alaska for processing; operations commenced in Q3 2024.

•	One of the highest-grade open pit mines in the world with gold reserves estimated at approximately 8 grams per tonne (“g/t”).

•	Joint venture between Kinross (70%) and Contango (30%), operated by Kinross.

•	Production of 173,400 gold ounces for the first nine months of 2025 (52,020 gold ounces attributable to Contango) at an all-in sustaining cost (“AISC”) of US$1,505 per ounce (“oz”).

•	Total cash distributions for the first nine months of 2025 of US$87 million to Contango.

Lucky Shot Mine, Alaska

•	Current Indicated resource of 0.1 million ounces of gold at 14.5 g/t in the historically productive Willow Mining District, Alaska.

•	Fully permitted for mining operations.

•	Underground development completed for advanced exploration.

•

18,000 meter drill program currently underway targeting expansion of Measured and Indicated resources to 400,000 to 500,000 ounces with a DSO feasibility study and mine go-ahead decision targeted by 2027.

Johnson Tract, Alaska

•

Current Indicated resource of 0.7 million ounces of silver, 0.6 million ounces of gold, and 400 million pounds of zinc (1.1 million gold equivalent ounces (“GEO”)) and Inferred resources of 0.2 million ounces of silver, 31,000 ounces of gold, and 65 million pounds of zinc.

•	Critical metals project (gold, silver, copper, zinc, lead) accepted for coverage on the FAST-41 Covered Projects dashboard on December 2, 2025.

•	Initial Assessment completed on May 6, 2025 outlined a NPV5% of US$615 million with an IRR of 53% at US$4,000/oz gold, AISC of $860 per gold equivalent oz and a payback period of less than a year.

•

In August 2024, Contango received a 404-permit to build a road from camp to the portal site and plans to construct the road in 2026. Targeted completion of a DSO feasibility study with mine go-ahead decision by 2029.

Kitsault Valley, British Columbia

•	Large cornerstone land position in the Golden Triangle with exploration upside in one of the most exciting and prospective mining districts in the world.

•

Current Indicated resource of 34.7 million ounces of silver and 0.2 million ounces of gold and Inferred resources of 29.3 million ounces of silver and 0.8 million ounces of gold, with an update anticipated in 2026.

•

In 2025, completed a 56,131 meter drill program with initial highlights including 1,422 g/t silver over 21.70 meters at the Wolf Vein deposit (see September 2, 2025 press release), 26.74 g/t gold over 14.76 meters and 14.50 g/t gold and 75 g/t silver over 21.18 meters at the Homestake Silver deposit (see November 10, 2025 and December 4, 2025 press releases).

•

Past production of over 20 million ounces of silver in the Kitsault Valley, including the Dolly Varden Mine, historically the richest silver mine in the British Empire with production at 1,100 g/t of silver between 1919 and 1923, and the Torbit Mine, historically Canada’s third largest primary silver producer, producing at 466 g/t of silver between 1949 and 1959.

Leadership & Governance

Management of the combined company will draw upon the experience and expertise of both companies, led by Rick Van Nieuwenhuyse as CEO, Shawn Khunkhun as President, and Mike Clark as Executive Vice President and CFO.

The Board of the combined company will consist of Clynt Nauman as Chairman, Brad Juneau, Darren Devine, Mike Cinnamond, Tim Clark, Rick Van Nieuwenhuyse and Shawn Khunkhun.

The corporate office will be based in Fairbanks, Alaska, with a secondary office located in Vancouver, British Columbia.

Transaction Details

Pursuant to the terms and conditions of the Arrangement Agreement, Contango will acquire all of the issued and outstanding common shares of Dolly Varden (the “DV Shares”) at an exchange ratio of 0.1652 of a share of voting common stock of Contango (the “CTGO Shares”) for each DV Share held (the “Exchange Ratio”).

Immediately prior to closing of the Transaction, all restricted share units of Dolly Varden will vest and be settled for DV Shares. Pursuant to the Transaction, all outstanding stock options of Dolly Varden will be exchanged for stock options to acquire CTGO Shares, adjusted to reflect the Exchange Ratio. Eligible Canadian shareholders of Dolly Varden will be able to elect to receive exchangeable shares in a Canadian subsidiary of Contango, which will be exchangeable into CTGO Shares, instead of the CTGO Shares to which they would otherwise be entitled.

Upon completion of the Transaction, existing Contango and Dolly Varden shareholders will own approximately 50% each of the outstanding shares of MergeCo, respectively, on a fully diluted in-the-money basis.

The Transaction will be effected pursuant to a court-approved plan of arrangement under the Business Corporations Act (British Columbia) and will require approval by the British Columbia Supreme Court (the “Court”), the approval of 66 2/3% of the votes cast by Dolly Varden shareholders at a special meeting of Dolly Varden shareholders expected to be held in February 2026 (the “DV Meeting”) and the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the special meeting of Contango shareholders expected to also be held in February 2026 (the “CTGO Meeting”).

Directors, officers and certain major shareholders of Dolly Varden, who collectively hold approximately 22% of the outstanding DV Shares, have entered into voting support agreements pursuant to which they have agreed, among other things, to vote their DV Shares in favour of the Transaction. Similarly, directors, officers and certain major shareholders of Contango, who collectively hold approximately 22% of the outstanding CTGO Shares, have entered into voting support agreements pursuant to which they have agreed, among other things, to vote their CTGO Shares in favour of the Transaction. Certain other major shareholders of Contango and Dolly Varden have also indicated their support and intention to vote in favour of the Transaction.

In addition to the approval of the Court and the Dolly Varden and Contango shareholders noted above, the Transaction is subject to the receipt of applicable regulatory and exchange approvals (including approval of the NYSE American and TSX Venture Exchange), and the satisfaction of certain other closing conditions customary for a transaction of this nature. Subject to the satisfaction of such conditions, the Transaction is expected to close in late February or early March, 2026. The Arrangement Agreement includes customary deal protections, including reciprocal fiduciary-out provisions, non-solicitation covenants and the right to match any superior proposals. A reciprocal termination fee in the amount of US$15 million is payable by either party in certain circumstances as set out in the Arrangement Agreement.

Full details of the Transaction will be included in Dolly Varden’s management information circular in respect of the DV Meeting and Contango’s proxy statement in respect of the CTGO Meeting, both of which are expected to be mailed to shareholders in January 2026. Shareholders of both parties are urged to read these documents once available, as they will contain important additional information concerning the Transaction; they will be posted on SEDAR+ (in the case of Dolly Varden) and EDGAR (in the case of Contango). In addition, a copy of the Arrangement Agreement will be filed under Dolly Varden’s profile on SEDAR+ and Contango’s profile on EDGAR.

This news release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of any person, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except pursuant to registration under, or an available exemption from the registration requirements of, the Securities Act of 1933, as amended.

Contango Board Recommendation

The Arrangement Agreement has been unanimously approved by the board of directors of Contango (the “CTGO Board”). Canaccord Genuity Corp. has provided a fairness opinion to the CTGO Board stating that, as of the date thereof, and based upon and subject to the assumptions, limitations and qualifications stated therein, the Exchange Ratio is fair, from a financial point of view, to the stockholders of Contango.

Dolly Varden Board Recommendation

The Arrangement Agreement has been unanimously approved by the board of directors of Dolly Varden (the “DV Board”), based upon the recommendation of a special committee of certain independent directors of the DV Board (the “DV Special Committee”) that was formed to evaluate the Transaction.

Haywood Securities Inc. has provided an oral fairness opinion to the DV Board stating that, as of the date thereof, and based upon and subject to the assumptions, limitations and qualifications stated therein, the consideration to be received by the Dolly Varden shareholders pursuant to the Arrangement is fair, from a financial point of view, to Dolly Varden shareholders.

Raymond James Ltd. has provided an oral fairness opinion to the DV Special Committee stating that, as of the date thereof, and based upon and subject to the assumptions, limitations and qualifications stated therein, the consideration to be received by the Dolly Varden shareholders pursuant to the Arrangement is fair, from a financial point of view, to Dolly Varden shareholders.

Advisors & Counsel

Canaccord Genuity Corp. is acting as financial advisor, Blake, Cassels & Graydon LLP is acting as Canadian legal counsel, and Holland & Knight LLP is acting as US legal counsel to Contango.

Haywood Securities Inc. is acting as financial advisor, Stikeman Elliott LLP is acting as Canadian legal counsel, and Dorsey & Whitney LLP is acting as US legal counsel to Dolly Varden. Raymond James Ltd. is acting as financial advisor to the DV Special Committee.

Conference Call, Webcast & Presentation

Contango and Dolly Varden will host a joint conference call and webcast to discuss the Transaction on December 8, 2025 beginning at 10:00 am Pacific Time / 1:00 pm Eastern Time.

Participants may join the webcast using the following login details:

https://6ix.com/event/contango-ore-and-dolly-varden-silver-merge

Additional information regarding Contango, Dolly Varden and the Transaction may also be found in a corporate presentation available on Contango’s website at www.contangoore.com and on Dolly Varden’s website at www.dollyvardensilver.com.

Qualified Persons

Dave Larimer, CPG, Exploration Manager, a “Qualified Person” as defined by S-K 1300, has approved the scientific and technical information contained in this news release on behalf of Contango.

Rob van Egmond, P.Geo., VP Exploration for Dolly Varden, a “Qualified Person” as defined by National Instrument 43-101 – Standards of Disclosure for Mineral Projects (“NI 43-101”), has reviewed and approved the scientific and technical information contained in this news release on behalf of Dolly Varden. Rob van Egmond, P.Geo. is not independent of Dolly Varden in accordance with NI 43-101.

About Contango

Contango is a NYSE American listed company that engages in exploration for gold and associated minerals in Alaska. Contango holds a 30% interest in the Peak Gold JV, which leases approximately 675,000 acres of land for exploration and development on the Manh Choh project, with the remaining 70% owned by KG Mining (Alaska), Inc., an indirect subsidiary of Kinross Gold Corporation, operator of the Peak Gold JV. Contango and its subsidiaries also have (i) a lease on the Johnson Tract project from the underlying owner, CIRI Native Corporation, (ii) a lease on the Lucky Shot project from the underlying owner, Alaska Hardrock Inc., (iii) 100% ownership of approximately 8,600 acres of peripheral State of Alaska mining claims, and (iv) a 100% interest in approximately 145,000 acres of State of Alaska mining claims that give Contango the exclusive right to explore and develop minerals on these lands.

About Dolly Varden

Dolly Varden Silver Corporation is a mineral exploration company focused on advancing its 100% held Kitsault Valley Project (which combines the Dolly Varden Project and the Homestake Ridge Project) located in the Golden Triangle of British Columbia, Canada, 25km by road to tide water. Including the Kitsault Valley Project, Dolly Varden has consolidated approximately 100,000Ha of prospective tenure in the Golden Triangle with 5 past producing high-grade silver mines including Dolly Varden, Torbrit, Porter Idaho, Mountain Boy and Esperanza historic mines. The 163 km2 Kitsault Valley Project hosts the high-grade silver and gold resources of Dolly Varden and Homestake Ridge along with the past producing Dolly Varden and Torbrit silver mines. It is considered to be prospective for hosting further precious metal deposits, being on the same structural and stratigraphic belts that host numerous other, on-trend, high-grade deposits, such as Eskay Creek and Brucejack. The Kitsault Valley Project also contains the Big Bulk property which is prospective for porphyry and skarn style copper and gold mineralization, similar to other such deposits in the region (Red Mountain, KSM, Red Chris).

For further information, please contact:

Contango ORE, Inc.

Rick Van Nieuwenhuyse – President, CEO & Director

Phone: +1 (907) 888-4273

Email: info@contangoore.com

Website: www.contangoore.com

Dolly Varden Silver Corporation

Shawn Khunkhun – President, CEO & Director

Phone: +1 (604) 609-5137

Email: info@dollyvardensilver.com

Website: www.dollyvardensilver.com

FORWARD LOOKING STATEMENTS

This news release contains certain forward-looking information and forward-looking statements within the meaning of applicable securities legislation (collectively “Forward-looking Information”). These include statements regarding Contango and Dolly Varden’s intent, or the beliefs or current expectations of the officers and directors of Contango and Dolly Varden for MergeCo post-closing. Actual results and outcomes of the proposed Transaction may vary materially from the amounts set out in any Forward-looking Information. As well, Forward-looking Information may relate to: future outlook and anticipated events, such as the consummation and timing of the Transaction; the strategic vision for MergeCo following the closing of the Transaction and expectations regarding exploration potential, expansion of resources, development, production capabilities and future financial or operating performance of MergeCo post-closing, including investment returns and share price performance; production and cost guidance and other economic projections; the potential valuation of MergeCo following the closing of the Transaction; increases in trading liquidity, index inclusion, research coverage and institutional ownership; the ownership interests of existing Contango and Dolly Varden shareholders in MergeCo; the expected name of MergeCo; the accuracy of the pro forma financial position and outlook of MergeCo following the closing of the Transaction; the composition and success of the new management team and the MergeCo Board; the satisfaction of the conditions precedent to the Transaction; the timing of the meetings and the mailing of the Dolly Varden Circular and Contango Proxy Statement and completion of the Transaction; the treatment of stock options and restricted share units of Dolly Varden in connection with the Transaction; the issuance and conversion of the exchangeable shares; the intention to apply to list MergeCo on the Toronto Stock Exchange following closing of the Transaction; current estimates and the conversion of mineral resources and mineral reserves; the success of Dolly Varden and Contango in combining operations upon closing of the Transaction; the success and timing of completing exploration, development and production activities at the combined projects of MergeCo; the production and operating capabilities, including expectations thereof, of the Manh Choh Gold Mine; the potential of MergeCo to meet industry targets, public profile and expectations; and future plans, projections, objectives, estimates and forecasts and the timing related thereto.

Forward-looking Information is generally identified by the use of words like “will”, “create”, “enhance”, “improve”, “potential”, “expect”, “upside”, “growth” and similar expressions and phrases or statements that certain actions, events or results “may”, “could”, or “should”, or the negative connotation of such terms, are intended to identify Forward-looking Information. Although Contango and Dolly Varden believe that the expectations reflected in the Forward-looking Information are reasonable, undue reliance should not be placed on Forward-looking Information since no assurance can be provided that such expectations will prove to be correct. Forward-looking Information is based on information available at the time those statements are made and/or good faith belief of the officers and directors of Contango and Dolly Varden as of that time with respect to future events and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or suggested by the Forward-looking Information. Forward-looking Information involves numerous risks and uncertainties. Such factors include, without limitation: risks related to the closing of the Transaction; risks related to the financial impact that tariffs placed on Canada by the United States and risks related to retaliatory tariffs placed on the United States by Canada; risks related to new members of management and the MergeCo Board; risks relating to changes in the gold or silver price; risks related to operations at the Manh Choh Gold Mine; risks related to development of MergeCo’s assets in accordance with expectations; and other risks described from time to time in Dolly Varden’s most recently filed annual information form, financial statements and, MD&A and other disclosures (under the heading “Risk Factors” or otherwise) which are available on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov/edgar, and in Contango’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein) which are available on EDGAR at www.sec.gov/edgar. Forward-looking Information is designed to help readers understand Dolly Varden and Contango’s views as of that time with respect to future events and speak only as of the date they are made. Except as required by applicable law, Dolly Varden and Contango assume no obligation to update or to publicly announce the results of any change to any forward-looking statement contained or incorporated by reference herein to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the Forward-looking Information. If either Dolly Varden or Contango updates any one or more forward-looking statements, no inference should be drawn that the either company will make additional updates with respect to those or other Forward-looking Information. All Forward-Looking Information contained in this news release is expressly qualified in its entirety by this cautionary statement.

Cautionary Note to U.S. Readers Concerning Estimates of Mineral Reserves and Mineral Resources

Disclosure regarding the mineral properties of Dolly Varden included in this news release, was prepared in accordance with NI 43-101. NI 43-101 is a rule developed by the Canadian Securities Administrators that establishes standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects. NI 43-101 differs significantly from the disclosure requirements of the Securities and Exchange Commission (the “SEC”), including Regulation S-K 1300 under the U.S. Securities Exchange Act of 1934, as amended, generally applicable to U.S. companies. Accordingly, information contained in this news release is not comparable to similar information made public by U.S. companies reporting pursuant to SEC disclosure requirements.

Exhibit 99.2

NYSE-A:CTGO TSX-V:DV | NYSE-A:DVS MERGER TO CREATE A NEW NORTH AMERICAN HIGH-GRADE, MID-TIER SILVER & GOLD PRODUCER AND DEVELOPER I N V ES TO R P R ES E N TAT I O N D E C E M B E R 2 0 2 5 W W W . C O N T A N G O O R E . C O M W W W . D O L L Y V A R D E N S I L V E R . C O M

DISCLAIMER LEGAL DISCLAIMER The information contained in this presentation furnished by or on behalf of Dolly Varden Silver Corporation (“Dolly Varden”) or Contango ORE, Inc. (“Contango”) has been prepared in respect of the proposed transaction described herein involving Dolly Varden and Contango (the “Transaction”) and does not purport to contain all of the information a recipient hereof may require about Dolly Varden, Contango or the Transaction. No federal, state, provincial or territorial securities commission of any jurisdiction has approved or disapproved of the securities or passed upon the adequacy of this presentation. Dolly Varden and Contango obtained the industry, market and competitive position data used throughout this presentation from internal estimates and research as well as from industry publications and research, surveys and studies conducted by third parties. Certain market data information in this presentation is based on management’s estimates. While the parties believe these sources to be reliable, this information may prove to be inaccurate because of the method by which the parties obtained some of the data for its estimates or because this information cannot always be verified due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. Statements contained in this presentation describing any studies, documents and agreements are summaries only and such summaries are qualified in their entirety by reference to such studies, documents and agreements. FORWARD-LOOKING STATEMENTS AND INFORMATION This presentation contains certain forward-looking information and forward-looking statements within the meaning of applicable securities legislation and may include future-oriented financial information or financial outlook information (collectively, “Forward-looking Information”). Forward-looking Information is generally identified by the use of words like “will”, “create”, “enhance”, “improve”, “potential”, “expect”, “upside”, “growth”, “plan”, “estimate”, “intend”, “believe”, “budget”, “scheduled”, “forecast”, “anticipate”, “potential”, “base case” and similar expressions and phrases or statements that certain actions, events or results “will”, “may”, “might”, “occur”, “be achieved”, “could”, or “should”, or the negative connotation of such terms, are intended to identify Forward-looking Information. These include, but are not limited to, statements regarding Contango and Dolly Varden’s intent, or the beliefs or current expectations of the officers and directors of Contango and Dolly Varden for the issuer resulting from the Transaction (the “Resulting Issuer”) post-closing. Actual results and outcomes of the Transaction may vary materially from the amounts set out in any Forward-looking Information. Forward-looking Information may relate to: future outlook and anticipated events and the related risks, such as the consummation and timing of the Transaction; the strategic vision for the Resulting Issuer following the closing of the Transaction and expectations regarding exploration potential, production capabilities and future financial or operating performance of the Resulting Issuer post-closing, including investment returns and share price performance; production and cost guidance; changes in the gold or silver price; the potential valuation of the Resulting Issuer following the closing of the Transaction; the ownership interests of existing Contango and Dolly Varden shareholders in the Resulting Issuer; the expected name of the Resulting Issuer; the accuracy of the pro forma financial position and outlook of the Resulting Issuer following the closing of the Transaction; the composition and success of the new management team and the board of directors of the Resulting Issuer; the satisfaction of the conditions precedent to the Transaction; the timing of the shareholder meetings of Dolly Varden and Contango and the mailing of the Dolly Varden information circular and Contango proxy statement in connection therewith; the treatment of stock options and restricted share units of Dolly Varden in connection with the Transaction; the issuance and conversion of the exchangeable shares; the intention to apply to list the Resulting Issuer on the Toronto Stock Exchange following closing of the Transaction; the conversion of Mineral Resources and Mineral Reserves; the success of Dolly Varden and Contango in combining operations upon closing of the Transaction; the success, timing and costs of completing exploration, development and production activities at the combined projects of the Resulting Issuer; the production and operating capabilities, including expectations thereof, of the Manh Choh Gold Mine; the potential of the Resulting Issuer to meet industry targets, public profile and expectations; disclosure regarding possible events, conditions or financial performance that is based on assumptions about future economic conditions and courses of action; the financial impact that tariffs placed on Canada by the United States and risks related to retaliatory tariffs placed on the United States by Canada; permitting timelines and requirements; requirements for additional capital; environmental requirements; planned exploration and development of properties and the results thereof; planned expenditures and budgets and the execution thereof; future plans, projections, objectives, estimates and forecasts and the timing related thereto; and other risks described from time to time in Dolly Varden’s most recent recently filed continuous disclosure filings, including, but not limited to, its annual information form, financial statements and MD&A which are available on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov/edgar, and in Contango’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”) (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein) which are available on EDGAR at www.sec.gov/edga

DISCLAIMER (CONT’D)Although Contango and Dolly Varden believe that the expectations reflected in the Forward-looking Information are reasonable, undue reliance should not be placed on Forward-looking Information since no assurance can be provided that such expectations will prove to be correct. Forward-looking Information is based on information available at the time those statements are made and/or good faith belief of the officers and directors of Contango and Dolly Varden as of that time with respect to future events and are subject to known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of Dolly Varden, Contango or the Resulting Issuer to be materially different from any future results, performance, or achievements expressed or implied by the Forward-looking Information. In disclosing such information, management has made assumptions regarding, among other things: the accuracy of the estimation of mineral resources and mineral reserves; that exploration activities and studies will provide results that support anticipated development activities; results from production; that infrastructure anticipated to be developed or operated by third parties will be developed as currently anticipated; that laws, rules and regulations are fairly and impartially observed and enforced; and that the market prices for relevant commodities remain at levels that justify development. Forward-looking Information relates to, among other things, Dolly Varden’s, Contango’s and the Resulting Issuer’s corporate strategies, mineral resource estimates, mineral reserves, plans for productions and plans for further exploration and development, which will require additional funding. Forward-looking Information is designed to help readers understand Dolly Varden and Contango’s views as of that time with respect to future events and speak only as of the date they are made. Except as required by applicable law, Dolly Varden and Contango assume no obligation to update or to publicly announce the results of any change to any Forward-looking Information contained or incorporated by reference herein to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the Forward-looking Information. If either Dolly Varden or Contango updates the Forward-looking Information, no inference should be drawn that the either company will make additional updates with respect to those or other Forward-looking Information. All Forward-Looking Information contained in this presentation is expressly qualified in its entirety by this cautionary statement. SCIENTIFIC AND TECHNICAL INFORMATION OF CONTANGO The Feasibility Study (“FS”) referenced herein that relates to Peak Gold, LLC (“Peak Gold”), was prepared by Kinross Gold Corporation (“Kinross”), which controls the Manager of Peak Gold and holds 70% of its outstanding membership interests, in accordance with Canadian National Instrument 43-101—Standard of Disclosure for Mineral Projects (“NI 43-101”). Contango Ore, Inc. (“CORE” or “Contango”) owns the remaining 30% membership interest in Peak Gold, and must rely on Kinross and its affiliates for the FS and related information. Further, CORE is not subject to regulation by Canadian regulatory authorities and no Canadian regulatory authority has reviewed the FS or passed upon its accuracy or compliance with NI 43-101. The terms “mineral resource”, “measured mineral resource”, “indicated mineral resource” and “inferred mineral resource” as used in the resource estimate, the FS and this presentation are Canadian mining terms as defined in accordance with NI 43-101. In the United States, mining disclosure is reported under sub-part 1300 of Regulation S-K (“S-K 1300”). Under S-K 1300, the SEC recognizes estimates of “Measured Mineral Resources”, “Indicated Mineral Resources” and “Inferred Mineral Resources”. In addition, the definitions of “Proven Mineral Reserves” and “Probable Mineral Reserves” are substantially similar to international standards. Under S-K 1300, an SEC registrant with material mining operations must disclose specified information in its SEC filings concerning mineral resources, in addition to mineral reserves, which have been determined on one or more of its properties. Such mineral resources and reserves are supported by a technical report summary (the “S-K 1300 Report”), which is dated and signed by a qualified person or persons, and identifies and summarizes the information reviewed and conclusions reached by each qualified person about the SEC registrant’s mineral resources or mineral reserves determined to be on each material property. CORE prepared an S-K 1300 Report (i) dated May 12, 2023, based on the FS, that presented mineral resource estimates and mineral reserve estimates for the Manh Choh project as of December 31, 2022 (the “Manh Choh S-K 1300 Report”), (ii) dated May 26, 2023, based on historical and recent drill hole assay information, that presented mineral resource estimates for the Lucky Shot project as of May 26, 2023 (the “Lucky Shot S-K 1300 Report”), (iii) dated May 6, 2025, based on historical and recent drill hole assay information, that presented mineral resource estimates for the Johnson Tract project as of April 6, 2022 (the “Johnson Tract S-K 1300 Report”). Investors are cautioned that while the S-K 1300 definitions are “substantially similar” to the NI 43-101 definitions, there are differences between the two. Accordingly, there is no assurance any mineral reserve or mineral resource estimates that Peak Gold may report as “probable mineral reserves”, “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources” under NI 43-101 would be the same had CORE prepared the mineral reserve or mineral resource estimates under S-K 1300. Further, U.S. investors are also cautioned that while the SEC recognizes “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources” under S-K 1300, investors should not assume that any part or all of the mineralization in these categories will ever be converted into a higher category of mineral resources or into mineral reserves. Mineralization that has been characterized as resources has a greater degree of uncertainty as to its existence and feasibility than mineralization that has been characterized as reserves. Accordingly, investors are cautioned not to assume that any measured mineral resources, indicated mineral resources or inferred mineral resources that CORE reports are or will be economically or legally mineable. For more detail regarding the FS, please see CORE’s press release dated May 26, 2023: https://www.contangoore.com/press-release/contango-ore-announces-completion-of-s-k-1300-technical-report-summary-for-its-manh-choh-projectin-alaska. The information contained in, or otherwise accessible through, the links are not part of, and are not incorporated by reference into this investor presentati

DISCLAIMER (CONT’D) To view a copy of the Manh Choh S-K 1300 Report, see: https://www.sec.gov/Archives/edgar/data/1502377/000115752323000931/a53408787_ex961.htm. The information contained in, or otherwise accessible through, the links are not part of, and are not incorporated by reference into this investor presentation. To view a copy of the Lucky Shot S-K 1300 Report, see: https://www.sec.gov/Archives/edgar/data/1502377/000115752323000976/a53418247ex96_1.htm. The information contained in, or otherwise accessible through, the links are not part of, and are not incorporated by reference into this investor presentation. To view a copy of the Johnson Tract S-K 1300 Report, see: https://www.sec.gov/Archives/edgar/data/1502377/000119312525117458/d90137dex961.htm. The information contained in, or otherwise accessible through, the links are not part of, and are not incorporated by reference into this investor presentation. SCIENTIFIC AND TECHNICAL INFORMATION OF DOLLY VARDEN The technical information in this presentation related to Dolly Varden has been reviewed and approved by Robert van Egmond, P.Geo. VP Exploration for Dolly Varden, who is considered, by virtue of his education, experience and professional association, a qualified person under NI 43-101. Mr. van Egmond is not considered independent for purposes of NI 43-101 as he is an employee of Dolly Varden. This presentation also contains references to estimates of mineral resources (as such term is defined in NI 43-101). The estimation of mineral resources is inherently uncertain and involves subjective judgments about many relevant factors. Mineral resources that are not mineral reserves do not have demonstrated economic viability. The accuracy of any such estimates is a function of the quantity and quality of available data, and of the assumptions made and judgments used in engineering and geological interpretation (including estimated future production from Dolly Varden’s projects, if any, the anticipated amounts and grades that will be mined and the estimated level of recovery that will be realized), which may prove to be unreliable and depend, to a certain extent, upon the analysis of drilling results and statistical inferences that ultimately may prove to be inaccurate. Some of the mineral resources at the Kitsault Valley Project are categorized as indicated and some as inferred mineral resources. Mineral resources that are not mineral reserves do not have demonstrated economic viability. Mineral resource estimates do not account for mineability, selectivity, mining loss and dilution. These mineral resource estimates include inferred mineral resources that are normally considered too speculative geologically to have economic considerations applied to them that would enable them to be categorized as mineral reserves. There is also no certainty that these inferred mineral resources will be converted to measured and indicated categories through further drilling, or into mineral reserves, once economic considerations are applied. Certain information in this presentation is based upon, and certain information is extracted directly from, an NI 43-101 compliant technical report prepared by Dolly Varden for the Kitsault Valley Project (the “Technical Report”), a copy of which is available under its SEDAR+ profile at www.sedarplus.ca. The Technical Report includes relevant information regarding the effective date and the assumptions, parameters and methods of the mineral resource estimates cited in this presentation, as well as information regarding data verification, exploration procedures and other matters relevant to the scientific and technical disclosure contained in this presentation in respect of the Kitsault Valley Project. You are encouraged to read the Technical Report in full and any information summarized or extracted therefrom in this presentation should not be read or relied upon out of context. All such technical information in this presentation is subject to the assumptions and qualifications contained in the Technical Report. Dolly Varden is not subject to the SEC’s mineral disclosure standards under S-K 1300. The Technical Report was not prepared in accordance with S-K 1300. A qualified person has not done sufficient work to classify the mineral resource estimates derived from the Technical Report and included in this presentation as current estimates of S-K 1300 mineral resources.

PRESENTERS Rick Van Nieuwenhuyse Shawn Khunkhun President, CEO & Director President, CEO & Director Contango Dolly Varden

TRANSACTION HIGHLIGHTS & STRATEGIC RATIONALE Creation of a North-American focused multi-stage silver and gold company, with an asset portfolio COMPLEMENTARY ASSETS ranging from advanced-stage exploration to current production Over US$100 million combined cash on hand, only US$15 million in debt and annual cash flow from WELL-FUNDED the producing high-grade Manh Choh gold mine in Alaska, operated in partnership with Kinross Gold Corporation Leverage to high-grade development of assets anchored by the Lucky Shot and Johnson Tract projects HIGH-GRADE PROJECTS in Alaska, and the Kitsault Valley silver-gold project in British Columbia – all strategically located near existing infrastructure supporting a Direct Ship Ore (“DSO”) approach Common development philosophy to pursue low-capex DSO projects that can be developed using SHARED CAPEX STRATEGY existing processing facilities EXPLORATION POTENTIAL Track-record of high-grade exploration success across the portfolio The combined company’s shareholders to benefit from greater critical mass with a combined market ENHANCED CAPITAL capitalization of approximately US$812 million (C$1.1 billion), as well as increased trading liquidity, MARKETS PROFILE index inclusion, research coverage and institutional ownership All directors and officers of Contango and Dolly Varden, as well as significant shareholders of both INSIDER AND INSTITUTIONAL companies, have signed voting support agreements in favour of the Transaction, representing ~22% of SUPPORT the outstanding Contango shares and ~22% of the outstanding Dolly Varden shares Listing on the NYSE American, and intention to apply to list on the Toronto Stock Exchange following EXPANDED PRESENCE closing of the Transaction

KEY TERMS OF THE TRANSACTION Combination of Contango and Dolly Varden on a merger-of-equals basis pursuant to a court-approved TRANSACTION plan of arrangement under the Business Corporations Act (British Columbia) CONSIDERATION Dolly Varden shareholders to receive 0.1652 of a Contango share for each Dolly Varden share IMPLIED VALUE Implies a FDITM equity value of US$812 million1 for the pro forma entity Existing Contango and Dolly Varden shareholders will each own approximately 50% of the outstanding OWNERSHIP common shares of combined company, on a fully diluted in-the-money basis Approval of Dolly Varden shareholders (66 2/3% vote) APPROVALS AND KEY Affirmative vote of a majority of the Contango shares present in person or by proxy and entitled to vote CONDITIONS Customary regulatory, exchange and court approvals CEO: Rick Van Nieuwenhuyse; President: Shawn Khunkhun; Executive Vice President and CFO: Mike Clark LEADERSHIP AND Board of directors of combined company to consist of 7 directors (4 Contango directors; 3 Dolly Varden GOVERNANCE directors) Directors, officers and significant shareholders of Dolly Varden and Contango, who collectively hold ~22% VOTING SUPPORT and ~22% of each company’s outstanding shares, respectively, have entered into VSAs to vote in favour of AGREEMENTS the Transaction DEAL PROTECTION Reciprocal termination fee of US$15.0M payable by either Contango or Dolly Varden RESULTING ISSUER Contango Silver & Gold Inc., trading under the ticker CTGO on the NYSE American and TSX upon closing PROPOSED TIMING The Transaction is expected to close in late February or early March, 2026

COMPLEMENTARY HIGH-GRADE ASSET PORTFOLIO Asset Diversification, Increased Scale and Significant Exposure to Gold and Silver in Neighbouring Tier I Jurisdictions Resources & Grade Manh Choh1,2 Lucky Shot3 Johnson Tract4 Dolly Varden5 M&I (koz AuEq) 278 106 1,053 707 g/t (AuEq) 7.9 14.5 9.4 5.3 Inferred (koz AuEq)—25 108 1,310 g/t (AuEq)—9.5 4.8 6.0 Metals Mix Metals Mix Contango Dolly Varden 52% 19% 1% CTGO 2% DV 80% Gold 46% Gold Silver Silver Base Metals Base Metals 1) Effective date of December 31, 2024 – refer to Appendix slides 39 & 40 4) Effective date of May 12, 2025 – refer to Appendix slides 39 & 40 2) Shown on a 30% Contango ownership basis 5) Effective date of September 28, 2022—refer to Appendix slide 41 8 3) Effective date of May 26, 2023—refer to Appendix slides 39 & 40

MULTI-PHASE GROWTH PLATFORM SUPPORTED BY CASH FLOWS Catalyst Rich Portfolio of Advanced Exploration-Stage Assets Supported by Cash Flows from Manh Choh Production Advanced Exploration/Development Production Kitsault Valley (“KV”) Johnson Tract (“JT”) Lucky Shot (“LS”) Manh Choh (“MC”) • Assays pending from • Goal: complete • Fully permitted for • Fully permitted and 56,131m drill program permitting in 2 years mining Manh Choh free cash producing gold • 85,000 ha of and production in 5 • 2-3 years to develop flow to fund portfolio • Permits received in less prospective land years 400,000-500,000 GEO than 2 years development acquired in 2025 • Target FS with mine resource • Exploration upside on • New exploration targets construction decision by • Identify potential 675,000 acres for 2026 2028/2029 processing facilities Go-Forward Development Timeline 2026 2027 2028 2029+ • 50,000m drill program + baseline env. • Advance PEA / IA + initiate permitting • UG tunnel construction+ infill drilling • Construct site infrastructure + infill drilling KV Q1-2026: Updated Resource Target PEA / IA Study • Camp upgrades + initial construction UG tunnel construction + • Complete road from Camp to Barge • Mine decision; final permits issued JT • infill drilling • Surface infrastructure permit (FAST 41) Target Feasibility Study / FID Target Production • UG in-fill drilling program, consisting of • Infill drilling + technical studies Target Production LS 18,000m of total drilling Target Feasibility Study / FID • Continued gold production Targeting 60koz

p.a. GEO production MC • 5,000m drill program Continued exploration initiatives Contango Assets Dolly Varden Assets 9 ENHANCED CAPITAL MARKETS PROFILE Dual Listing, Potential Index Re-Balancing, a Deep Institutional Share Registry and Increased Research Coverage to Drive Re-Rating Pro Forma Share Structure Dual Listing Upon Closing Pro Forma Ownership1,2 Combined Contango ORE Dolly Varden Company Standalone Standalone Pro Forma1 Basic Shares Outstanding 14,964,048 91,866,780 30,240,491 ITM Warrants (TSM) CTGO DV 527,870—527,870 50% 50% ITM Options (TSM)—1,305,533 215,674 Restricted Stock Units—605,636—Bolstered Liquidity and Exposure to U.S. FDITM Shares Outstanding (TSM) 15,491,918 93,777,949 30,984,035 and Canadian Capital Markets FDITM Market Cap. (C$M)2 $563 $608 $1,126 Current ETF Inclusion FDITM Market Cap. (US$M)2 $406 $439 $812 CTGO and DV traded a combined >US$1.1 billion of value in the last ✓ GDXJ ✓ SIL Cash (US$M)5,6 $98 $46 $145 12-month period Debt (US$M)3,6 $35—$35 ✓ SILJ ✓ Russell 2000 North American Gold Developer Peers – Market Cap. Analyst Coverage Pro Forma Shareholder Summary4 (US$ millions) $3,153 $2,665 $2,050 $1,720 Strategic: 13% $924 $812 Institutional: $609 $599 35% $523 $406 $406 Retail & HNW: 47% PPTA SKE SGD VZLA ODV PF DC TLG FVL CTGO DV 1) Based on an exchange ratio of 0.1652 CTGO shares issued per DV share 4) Capital IQ, SEDI and Bloomberg publicly disclosed data Management 2) On a fully diluted, in-the-money (ITM) treasury stock method (TSM) basis 5) Dolly Varden cash as of October 23, 2025 & Insiders: 6% 3) Includes CTGO convertible debt (convertible into 655,738 shares at US$30.50) 6) Contango debt and cash as of September 30, 2025 (adjusted for Oct. 2, 2025 repayment) 10

STRATEGICALLY POSITIONED AMID SECTOR SCARCITY The Merger Strategically Positions the Pro Forma Company Amid Scarcity of Multi-Stage, Mid-Tier North American Au-Ag Companies North America – Producers (Ag project in Mexico) CTGO + DV North America – North America – Ag-Focused Developers Au-Focused Developers +++ 11 Criteria: Production & Development Projects in Canada or the United States

TOP NORTH AMERICAN EXPLORER Top-Performing Drilling Results Across CTGO and DV Assets 2024 Best Holes: North American Silver Dolly Varden Reporting State / Reported Interval Interval Grade x Property Name Company Province Date Hole ID (meters) Grade (g/t) Interval • 3rd best silver grade x thickness interval in 2024 (3 of the best 15 Hycroft Hycroft Mining Nevada 24-Oct-24 H24D-6010 18.20 1,987.35 36,170 holes) Hercules Hercules Metals Idaho 28-Feb-24 HER-23-17 112.20 193.00 21,655 Homestake Silver Dolly Varden BC 16-Jan-24 HR23-416 93.95 213.00 20,011 • 2nd best silver grade x thickness interval in 2025 with recent 22m Hycroft Hycroft Mining Nevada 09-Jan-24 H23C-5790 20.18 869.90 17,555 Hog Heaven Ivanhoe Electric Montana 05-Feb-24 HHD-007 348.00 40.48 14,087 of 1,422 g/t in a step out at the Wolf Vein Wolf Vein Dolly Varden BC 09-Sep-24 DV24-408 27.19 513.00 13,948 Hycroft Hycroft Mining Nevada 03-Oct-24 H24D-6001 124.40 102.59 12,762 Maestro Quartz Mountain BC 09-Apr-24 PR-23-02 351.00 36.00 12,636 • 12th best gold grade x thickness interval in 2024 at Homestake Macmillan Pass Fireweed Metals Yukon 09-Jan-24 NB23-028 477.00 23.30 11,114 Ridge Ruby Hill i-80 Gold Nevada 17-Jan-24 iRH23-56 23.60 469.40 11,078 Atlanta Nevada King Gold Nevada 23-Sep-24 AT23NS-172 24.40 440.60 10,751 DeLamar Integra Resources Idaho 24-Jan-24 DH-DLM-23-MET22 41.45 257.43 10,670 Ruby Hill i-80 Gold Nevada 17-Jan-24 iRH23-54 32.00 332.90 10,653 Contango Wolf Vein Dolly Varden BC 12-Aug-24 DV24-404 9.38 1,091.00 10,234 Hycroft Hycroft Mining Nevada 03-Oct-24 H24D-6002 100.92 100.65 10,158 • 2nd best gold grade x thickness interval in 2024 (Johnson Tract) 2025 Best Holes to Date: North American Silver 2024 Best Holes: North American Gold Reporting State / Reported Interval Interval Grade x Reporting State / Reported Interval Interval Grade x Property Name Company Province Date Hole ID (meters) Grade (g/t) Interval Property Name Company Province Date Hole ID (meters) Grade (g/t) Interval Hycroft Hycroft Mining Nevada 14-Jan-25 H24D-6018 21.20 2,359.68 50,025 Queensway New Found Gold NFLD 11-Nov-24 NFGC-21-182 10.00 219.43 2,194 Wolf Vein Dolly Varden BC 02-Sep-25 DV25-446 21.70 1,422.00 30,857 Johnson Tract Contango Ore Alaska 21-Nov-24 GT24-008 223.50 8.89 1,987 Maestro Quartz Mountain BC 24-Jun-25 PR23-02 435.00 30.00 13,050 Queensway New Found Gold NFLD 02-Dec-24 KM-24-01-64 4.05 455.33 1,844 Bayhorse Bayhorse Silver Oregon 07-Oct-25 BHS2025-12 10.60 1,104.00 11,702 Queensway New Found Gold NFLD 23-Sep-24 KM-24-01-17 5.10 300.36 1,532 Hycroft Hycroft Mining Nevada 30-Apr-25 H24D-6011 53.30 218.92 11,668 Arthur Altius Minerals Nevada 08-Aug-24 AMC_08.08.2024 144.50 10.53 1,522 Haldane Silver North Yukon 17-Nov-25 HLD25-31 13.15 818.00 10,757 Great Bear Kinross Gold Ontario 14-Feb-24 BR-843AC1A 15.40 89.14 1,373 Maverick Springs Sun Silver Nevada 25-Jun-25 MR24-197 106.70 86.70 9,251 O’Brien Radisson Mining Quebec 30-Dec-24 OB-24-347 2.10 643.10 1,351 Hycroft Hycroft Mining Nevada 30-Apr-25 H24D-6020 28.80 320.70 9,236 Atlanta Nevada King Gold Nevada 06-Feb-24 AT23WS-44 108.20 11.64 1,259 Maverick Springs Sun Silver Nevada 25-Jun-25 MR24-199 102.10 84.50 8,627 Rogue Snowline Gold Yukon 07-Aug-24 V-24-075 471.60 2.38 1,122 Maverick Springs Sun Silver Nevada 25-Jun-25 MR127 114.30 73.00 8,344 Queensway New Found Gold NFLD 23-Sep-24 KM-24-01-12 5.21 214.97 1,120 Wolf Vein Dolly Varden BC 07-Jan-25 DV24-421 21.69 379.00 8,221 Queensway New Found Gold NFLD 02-Dec-24 KM-24-01-53 6.95 147.98 1,028 Tombstone Aztec Minerals Arizona 28-Jan-25 TR24-16 106.40 76.23 8,111 Homestake Ridge Dolly Varden BC 12-Feb-24 HR23-389 66.50 15.26 1,015 Hycroft Hycroft Mining Nevada 31-Jul-25 H23C-5790 0.30 26,745.00 8,024 Rogue Snowline Gold Yukon 10-Sep-24 V-24-078 244.90 4.05 992 Maverick Springs Sun Silver Nevada 20-Nov-25 MR25-250 102.14 72.40 7,395 Arthur Orogen Royalties Nevada 26-Aug-24 MER-23-243-RD 161.6 5.85 945 Maestro Quartz Mountain BC 24-Jun-05 PR25-03 603.40 12.00 7,241 Queensway New Found Gold NFLD 2-Dec-24 KM-24-01-56 2.85 330.71 943 Wolf Vein Dolly Varden BC 07-Jan-25 DV24-405 42.36 131.00 5,549 Hycroft Hycroft Mining Nevada 30-Apr-25 H24D-6012 50.70 101.82 5,162 Source: S&P Global Market Intelligence Metals & Mining Drill Hole Database. 12 Criteria: Exploration & Development Projects in Canada or the United States.

COMBINED COMPANY LEADERSHIP TEAM Proven Leadership Team with a Demonstrated Track Record of Value Creation in the North American Mining Sector Rick Van Nieuwenhuyse Shawn Khunkhun Michael Clark CEO & Director President & Director CFO 40+ years of experience in the 20+ years of experience in capital 20+ years of experience in mining industry. He previously markets and mineral exploration, corporate finance and served as President and CEO of development and production. financial reporting. He has Trilogy Metals and founded Founder and Director of Gold X2 served as CFO of Alexco NOVAGOLD where he served as and Gladiator Metals. Partner at Resources, Goldgroup Mining President and CEO. the Fiore Group. and Grosso Group. Board of Directors Clynt Nauman Brad Juneau Mike Cinnamond Rick Van Nieuwenhuyse Chairman of Board & Director Director CEO & Director Director Co-founder of Contango 25+ years of experience in 40+ years of experience in 45+ years of experience in and previously served as the mining sector, bringing the mining industry. He mining industry. Served as President, CEO and Director significant industry and previously served as Chairman and CEO of Alexco from August 2012 to financial knowledge. He has President and CEO of Trilogy Contango Resource, President and January 2020. He has served served as the Senior Vice Metals and founded Director of Viceroy Gold, as Chairman of the Board President and CFO of NOVAGOLD where he Director of NOVAGOLD and for Contango since April B2Gold since April 2014. served as President and Director of Spectrum Gold. 2013. CEO. Darren Devine Tim Clark Shawn Khunkhun Director Director President & Director Principal of CDM Capital 23+ years of experience in 20+ years of experience in Partners, a corporate advisory capital markets, corporate capital markets and mineral Varden firm and acts as a director to strategy and financial analysis exploration, development and junior companies in the natural for corporations within the production. Founder and resource sector. Completed commodities and mining Director of Gold X2 and transactions including Centric sectors. Currently serves as the Gladiator Metals. Partner at Dolly Energy’s sale of Eastern African CEO and Director of Fury Gold the Fiore Group. 13 assets to Africa Oil. Mines.

COMBINED COMPANY PORTFOLIO OVERVIEW

ALASKAN FOCUSED PORTFOLIO EXECUTING ON OUR DIRECT SHIP ORE MODEL (DSO) MANH CHOH MINE (30%)1 • Production started Q3 2024 • M&I 278 koz resource with exploration upside • ~60,000 GEO in 2025 (70% hedge and 30% spot) 2,3 • LOM = 37% hedge and 63% spot • Est. 2025 annual production of ~60,000 GEO2,3 +$100M (at $3,200/oz) • ~ $450M LOM3,4 free cash flow (at $3,200/oz) FORT KNOX MILL LUCKY SHOT MINE (100%) 1 FAIRBANKS (Kinross) • M&I: 106 koz at 14.5 g/t Au; Inf: 25 koz at 9.5 g/t Au • Fully permitted for mining & on road/rail system • 2-3 yrs to complete drilling and develop 400,000-500,000 GEO • Target 30,000 – 40,000 GEO annual production • Identify potential processing facilities ANCHORAGE JOHNSON TRACT PROJECT (100%) 1 • M&I: 1,053 koz at 9.4 g/t Au; Inf: 108 koz at 4.8 g/t Au • Gold-Silver-Copper-Zinc-Lead • FAST-41 project dashboard—complete permitting and be in production by 2030 • Targeting 100,000 GEO annual production Production • Initial Assessment released May 20255 • Post Tax NPV = $224.5M and 30.2% IRR Advanced Stage Exploration (Resources) 5 • 7-year LOM with 1.3 year discounted payback period Early-Stage Exploration 1. Reserve and Resource Table can be found in the Appendix 2. GEO = Gold Equivalent Ounces 3. See news release dated November 29, 2024 “Contango Reaffirms and Updates 2025 Manh Choh Guidance” and March 31, 2025 “Contango Announces $24 Million Cash Distribution” 15 4. LOM = Life of Mine; 5. See new released dated May 5, 2025 “Contango Announces S-K 1300 Technical Report Summary with Robust Economics and One Year Payback for its Johnson Tract Project ”

WHAT IS THE DIRECT SHIPPING ORE (DSO) APPROACH? Drill & Muck at Load & Weigh at Mine Site Mine Site Transport via Rail/Road/Barge • Ore mined underground • Containers loaded and weighed at • Ore containers are transferred to Rail/Barge • Loaded into covered/sealed mine site • Transported to off-site milling facility containers at the mine site • Ore containers loaded onto trucks • Small environmental footprint • Covered/sealed containers prevent “fugitive dust” NO TAILINGS FACILITY NO MILL DSO approach eliminates the need for onsite processing and tailings storage. This drastically reduces the onsite environmental footprint, reduces permitting risk and lowers upfront capital cost. 16

CONTANGO’S 5 YEAR DEVELOPMENT PIPELINE +3X GROWTH PROFILE Fully Funded to Execute Fastest Gold Producing Growth Profile in the Industry• Lucky Shot online: target ~30,000 to 40,000 GEO • Manh Choh 60,000oz annual production annually All 3 projects in production • Definition resource drilling at Lucky Shot • UG development, resource definition, FS at • Road and portal development at Johnson Tract Johnson Tract 200,000 GEO First gold pour from Manh Choh: +42,000 GEO produced in 2024 100,000 GEO ~60,000 GEO1 +42,000 GEO 2024 2025 2 – 3 Yrs 2 – 3 Yrs MANH CHOH LUCKY SHOT JOHNSON TRACT ✓ Fully permitted and producing gold ✓ Fully permitted for mining ✓ Established 1.1M oz resource at 9.4 g/t GEO ✓ Permits received in less than 2 years ✓ 110,000 oz at 14.5 g/t GEO ✓ Permit to build road from camp to portal site ✓ Built on time and on budget ✓ 2-3 years to develop 400,000-500,000 GEO received August 2024 ✓ First gold pour on July 8, 2024 resource ✓ Initial Assessment released May 20252 ✓ 2025 ~60,000 oz annual production1 ✓ Plan to start with 30,000-40,000 GEO ✓ Post Tax NPV = $224.5M and 30.2% IRR 5 ✓ LOM ~60,000 oz annual production production ✓ 7-year LOM with 1.3 year payback ✓ LOM $1400 AISC ✓ Identify potential processing facilities ✓ Target for FS with mine construction decision by 2028/2029 1. See news release dated November 29, 2024 “Contango Reaffirms and Updates 2025 Manh Choh Guidance” 2. See new released dated May 5, 2025 “Contango Announces S-K 1300 Technical Report Summary with Robust Economics and One Year Payback for its Johnson Tract Project ” 17

CORNERSTONE IN THE GOLDEN TRIANGLE, BC 18

KITSAULT VALLEY PROJECT HOMESTAKE KITSAULT VALLEY PROJECT WOLF VEIN 19

TORBRIT, KITSOL and DOLLY VARDEN SILVER DV18-163: 419 g/t Ag, 0.28%Pb, 0.14% Zn over 65.3m true width incl. 16m at 1,240 g/t Ag Torbrit Main and North Discovery DV22-283: 50.18m (~30.0m true width) averaging 414 g/t Ag incl. 7.15m (4.29m true width) averaging 646 g/t Ag Kitsol DV20-211: 351 g/t Ag over 12.75 m incl. 1,083 g/t Ag over 2.70 m Torbrit East Expansion DV20-217: 302 g/t Ag over 31.95 m DV20— incl. 642 g/t Ag over 4.00 m Torbrit Infill 211 DV20 — DV18 DV22 217 163 283—TORBRIT KITSOL 550 m 20

SUMMARY Merger of Equals Increases Scale and Benefits to All Shareholders Complementary Creation of a mid-tier North American silver-gold company Assets Non-Dilutive Exposure to cash flow from the producing high-grade Manh Choh Gold Mine Funding High-Grade Leverage to a continuum of high-grade advanced exploration and development assets Projects Exploration Track-record of high-grade exploration success across a half million hectare portfolio Potential Enhanced CapitalGreater scale, liquidity, index inclusion, research coverage and institutional ownership Markets Profile 21

MERGER TO CREATE A NEW NORTH AMERICAN HIGH -GRADE, MID-TIER SILVER & GOLD PRODUCER AND DEVELOPER Q&A

APPENDIX

TIMELINE OF THE MERGER Plan of Arrangement Transaction Anticipated to Close in Q1 2026 DECEMBER JANUARY FEBRUARY—MARCH ✓ Merger ✓ Record Date ✓ Shareholder Votes Announcement ✓ Interim Court ✓ Final Court Order Order Hearing Approving Merger ✓ Mail Special ✓ Anticipated Closing Meeting Materials 2025 2026 2025 24

MANH CHOH – A DSO SUCCESS • Manh Choh to Fort Knox 240 mi • Kinross is operator (70% owner) • On schedule and on budget • State and Federal permits received within 18 months • Construction and Ramp Up completed in 2 years • First gold pour in July 2024 • Contract mining & trucking YTD 2025 RESULTS & LOM GUIDANCE • ~52,000 oz of gold produced year to date • ~50,000 oz of silver produced year to date • $87 million cash distribution to Contango • AISC = $1,505 per oz soldContango Production Guidance (30% basis) Units Gold Production (30% Basis) ~60,000 oz 2025 AISC $1,625 per oz sold LOM AISC $1,400 per oz sold Cumulative Cash for 2025 (approximate) $100,000,000 at $3,200 gold LOM Cumulative Cash (approximate) $ 450,000,000 at $3,200 gold Remaining Hedge Balance—End of Q4 2025 ~42,800 oz 25

MANH CHOH MINE CTGO SUCCESS OF DSO APPROACH DSO CRITERIA • High-grade resources • Gold, Silver, Copper focus • Near Infrastructure • Road • Rail • Water • Simple permitting from a mining perspective • Private and State lands 2024 • Minimal water and wetlands impact 2023 Ore stockpiled at Manh Choh and • Simple mining/processing Fort Knox; first gold pour in July 2024! 2022 Operating permits received; construction completed with groundbreaking ceremony in August; ore transport Construction decision & road started in November 2020/2021 construction, mill modifications, JV with Kinross, Community Outreach, campus renovation; 404 Wetlands PFS/FS, permit applications submitted Permit received FEDERAL PERMITS 1 YR CONSTRUCTION AND RAMP UP 2 YRS Manh Choh deposit before mining 26

WOLF VEIN 1,422 g/t Silver over 21.70m, including 10,700 g/t Silver over 1.00m at Wolf Vein 27

HOMESTAKE SILVER RESULTS 26.74 g/t Gold over 14.76 meters, including 122 g/t Gold over 2.85 meters at Homestake Silver Deposit Homestake Silver NQ drill core from hole HR25-469 of a sample interval grading 91 g/t Au over 0.63 meters compared to a slab with similar gold grade from the 320 level at Ascot Resources Ltd.’s Premier Mine near Stewart, BC. Similar Mineralogy both hosted in multi phase vein and vein breccias with strong pyrite, chalcopyrite, galena, sphalerite and visible gold 28

ALASKAN FOCUSED PORTFOLIO EXECUTING ON OUR DIRECT SHIP ORE MODEL (DSO) MANH CHOH MINE (30%)1 • Production started Q3 2024 • M&I 278 koz resource with exploration upside • ~60,000 GEO in 2025 (70% hedge and 30% spot) 2,3 • LOM = 37% hedge and 63% spot • Est. 2025 annual production of ~60,000 GEO2,3 ~$100M (at $3,200/oz) • ~ $450M LOM3,4 free cash flow (at $3,200/oz) FORT KNOX MILL FAIRBANKS LUCKY SHOT MINE (100%) 1 (Kinross) • M&I: 106 koz at 14.5 g/t Au; Inf: 25 koz at 9.5 g/t Au • Fully permitted for mining & on road/rail system • 2-3 yrs to complete drilling and develop 400,000-500,000 GEO • Target 30,000 – 40,000 GEO annual production • Identify potential processing facilities ANCHORAGE JOHNSON TRACT PROJECT (100%) 1 • M&I: 1,053 koz at 9.4 g/t Au; Inf: 108 koz at 4.8 g/t Au • Gold-Silver-Copper-Zinc-Lead • Goal: complete permitting in 2 yrs and production in 5 yrs • Targeting 100,000 GEO annual production • Initial Assessment released May 20255 Production • Post Tax NPV5 = $224.5M and 30.2% IRRwith 1.3 year discounted payback Advanced Stage Exploration (Reserves/Resources) • 7-year LOM period Early-Stage Exploration 1. Reserve and Resource Table can be found in the Appendix 2. GEO = Gold Equivalent Ounces 3. See news release dated November 29, 2024 “Contango Reaffirms and Updates 2025 Manh Choh Guidance” and March 31, 2025 “Contango Announces $24 Million Cash Distribution” 29 4. LOM = Life of Mine; 5. See new released dated May 5, 2025 “Contango Announces S-K 1300 Technical Report Summary with Robust Economics and One Year Payback for its Johnson Tract Project

LUCKY SHOT – OUR NEXT DSO PROJECT FOCUSED ON RESOURCE EXPANSION OVER THE NEXT 2-3 YEARS DEVELOPMENT Looking NNE • Historically producing district: 250,000 ozs averaging 40 g/t Au • Mesothermal quartz vein with free gold Coleman Adit • +1 mi (1.6 km) strike length • Contango controls entire district War Baby Adit Lucky Shot Enserch Tunnel “500” Adit • Underground is fully refurbished with new development constructed in 2023 Coleman Segment of Lucky Shot Vein • Identify potential processing facilities Au Grade Au Classification Tonnes Combined Segments of Lucky Shot Vein Resources Ounces (g/t) Au Grade Measured ——Classification Tonnes Au Ounces Indicated 190,092 15.6 95,036 (g/t) TOTAL 190,092 15.6 95,036 Measured — -Inferred 74,265 9.9 23,642 Indicated 226,963 14.5 105,620 TOTAL 226,963 14.5 105,620 Lucky Shot Segment of Lucky Shot Vein Au Grade Inferred 82,058 9.5 25,110 LUCKY SHOT Au Classification Tonnes Coleman and Lucky Shot Resources Tables1 Please see (g/t) Ounces S-K 1300 Technical Report Summary on the Lucky Shot Project Alaska, Measured ——USA https://www.contangoore.com/investors/overview Indicated 36,871 8.9 10,584 TOTAL 36,871 8.9 10,584 Inferred 7,793 5.9 1,468 Note 1: Measured, Indicated and Inferred mineral resource classification are assigned according to CIM Definition Standards. Mineral resources, which are not mineral reserves, do not demonstrate economic viability and there is no guarantee that mineral resources will be converted to mineral reserves. This mineral resource estimate was prepared by Sims Resources LLC based on data and information available and has an effective date of May 26, 2023. The Measured, Indicated and Inferred mineral resources are reported using the following parameters: undiluted gold grades; long term gold price of $US1,600 per ounce; reported as contained within a 3.0 g/t Gold underground shapes and applying a 3.0 meter minimum width at a 4.3 g/t gold cutoff grade (“COG”). 30

LUCKY SHOT – OUR NEXT DSO PROJECT POTENTIAL OF 400,000 to 500,000 GEO FEASIBILITY UNDERWAY • Planned 15,000m in-fill drill program for resource definition OBJECTIVES: • Define high-grade “ore shoots” • Delineate 400,000 to 500,000 GEO • Collect data for detailed mine plan • Targeting 30,000 to 40,000 initial production LUCKY SHOT 31

LUCKY SHOT – WILLOW CREEK DISTRICT SCALE OPPORTUNITY DEVELOPMENT • Historic High-Grade Gold Mining District • Initial Discoveries 1890’s • 20+ Historic Mines and Prospects • Relatively “unmined” since 1942 • Mesothermal, shear hosted quartz +Auveins Lucky Shot ore with visible gold Coleman LUCKY SHOT 32

ALASKAN FOCUSED PORTFOLIO EXECUTING ON OUR DIRECT SHIP ORE MODEL (DSO) MANH CHOH MINE (30%)1 • Production started Q3 2024 • M&I 278 koz resource with exploration upside • ~60,000 GEO in 2025 (70% hedge and 30% spot) 2,3 • LOM = 37% hedge and 63% spot • Est. 2025 annual production of ~60,000 GEO2,3 ~$100M (at $3,200/oz) • ~ $450M LOM3,4 free cash flow (at $3,200/oz) FORT KNOX MILL FAIRBANKS LUCKY SHOT MINE (100%) 1 (Kinross) • M&I: 106 koz at 14.5 g/t Au; Inf: 25 koz at 9.5 g/t Au • Fully permitted for mining & on road/rail system • 2-3 yrs to complete drilling and develop 400,000-500,000 GEO • Target 30,000 – 40,000 GEO annual production • Identify potential processing facilities ANCHORAGE JOHNSON TRACT PROJECT (100%) 1 • M&I: 1,053 koz at 9.4 g/t Au; Inf: 108 koz at 4.8 g/t Au • Gold-Silver-Copper-Zinc-Lead • Goal: complete permitting in 2 yrs and production in 5 yrs • Targeting 100,000 GEO annual production • Initial Assessment released May 20255 Production • Post Tax NPV5 = $224.5M and 30.2% IRRwith 1.3 year discounted payback Advanced Stage Exploration (Reserves/Resources) • 7-year LOM period Early-Stage Exploration 1. Reserve and Resource Table can be found in the Appendix 2. GEO = Gold Equivalent Ounces 3. See news release dated November 29, 2024 “Contango Reaffirms and Updates 2025 Manh Choh Guidance” and March 31, 2025 “Contango Announces $24 Million Cash Distribution” 33 4. LOM = Life of Mine; 5. See new released dated May 5, 2025 “Contango Announces S-K 1300 Technical Report Summary with Robust Economics and One Year Payback for its Johnson Tract Project ”

JOHNSON TRACT PRIVATE SURFACE RIGHTS (CIRI OWNERSHIP) WIDE FLAT VALLEY WITH MINIMAL WETLANDS PERMITTING/DEVELOPMENT • Valley is well suited for infrastructure • 50-man camp • 290 DDH: +83,000m drilled • 2024 Program Focused On: • Infill drilling at resource • Hydrological testing • Geotechnical testing • Metallurgical testing • 404 Wetlands permit issued for Road to Portal site in August 2024 • Johnson Tract Project accepted into the FAST-41 program on Dec 2, 2025 and officially on the Project Dashboard JOHNSON TRACT 34

JOHNSON TRACT ROBUST GRADES WITH THICK INTERCEPTS; GREAT METALLURGY & IDEAL FOR UNDERGOUND MINING METHODS Selected Drill Intercepts Vein Styles Thick (40m true width & high-grade) True width 10x thicker than high-grade peers Amenable to low-cost underground mining 35 35

JOHNSON TRACT PLAN VIEW ATTRACTIVE ATTRIBUTES FOR UNDERGROUND MINING ROBUST GRADES AND 40m TRUE WIDTHS (G/T) JOHNSON TRACT LOOKING NORTHWEST DEPOSIT JT BLOCK MODEL NORTH 36 36

JOHNSON TRACT INITIAL ASSESSMENT ROBUST ECONOMICS WITH 1.3 YEAR PAYBACK JOHNSON TRACT INITIAL ASSESSMENT1 • Pre-Tax net present value discounted at 5% (NPV5) of USD $359.0 million • Pre-Tax Internal Rate of Return (IRR) of 37.4% • Post-Tax NPV5 of USD $224.5 million with a post-tax IRR of 30.2% at the base-case $2,200/oz Au • 7-year LOM • LOM annual average production of 102,258 GEO at 7.58g/t GEO • Initial Capital costs of $213.6 million, including $36 million in contingency • Sustaining Capital costs of USD $61.3 million, including $12.3 million in contingency • AISC estimated at $860 per GEO sold • Discounted payback period 1.3 years POST TAX NPV5 GOLD PRICE SENSITIVITY Sensitivity $2,000 Au $2,200 Au $3,000 Au $4,000 Au Post-Tax NPV5 (USD M) $181.0 $224.5 $398.2 $615.4 1 See Contango’s SK1300 Johnson Tract Technical Report Press Release dated May 6, 2025; Initial capex reflects the Initial Assessment study reported in “Contango Announces S-K 1300 Technical Report Summary with Robust Economics and One Year Payback for its Johnson Tract Project ” Press Release and Initial Assessment dated May 6, 2025 and to be filed on or before May 12, 2025; “GEO” refers to Gold Equivalent Ounces. The information contained in, or otherwise accessible through, the link 37 is not part of, and is not incorporated by reference into this investor presentation. 37

CONTANGO’S RESERVES AND RESOURCES CONTANGO OWNED RESERVES Notes: Manh Choh Reserves 1. Published from Contango 10K. Reserves current as of Au Au Ag Ag AuEq TONNES Cu Cu Pb Pb Zn Zn AuEq 31 December 2024. PROJECT CLASSIFICATION Grade Ounces Grade Ounces Ounces (000) (%) (M Lb) (%) (M Lb) (%) (M Lb) (g/t) 2. The definitions for Mineral Resource in S-K 1300 were (g/t) (000) (g/t) (000) (000) followed for Mineral Resources. Manh Choh Proven 132 6.4 27 9.9 42 28 3. Mineral Reserves were estimated at long term prices Probable 862 7.7 212 14.2 393 217 of $2,000/oz Au and $25/oz Ag. Sub-Total 993 14.1 239 24.1 435 245 4. Mineral Reserves are reported at economic cut-off that varies by process cost and metallurgical recovery, TOTAL 993 14.1 239 24.1 435 245 approximately equivalent to 2.5 g/t Au. 5. Mineral Reserve estimates incorporate dilution built in CONTANGO OWNED RESOURCES during the re-blocking process and assume 100% mining recovery. Au Au Ag Ag AuEq TONNES Cu Cu Pb Pb Zn Zn AuEq 6. Mineral Reserves are reported in dry metric tonnes. PROJECT CLASSIFICATION Grade Ounces Grade Ounces Ounces (000) (%) (M Lb) (%) (M Lb) (%) (M Lb) (g/t) 7. Numbers may not add due to rounding. (g/t) (000) (g/t) (000) (000) 8. Mineral Reserves reported on 30% Contango Ore Manh Choh Measured — — — — —ownership basis. Indicated 110 2.7 33 10.4 37 33 Sub-total 110 2.7 33 10.4 37 33 Notes: Manh Choh Resources 1. Published from 12MAY23 TRS The Manh Choh Project, Lucky Shot Measured — — —Alaska, USA Indicated 227 14.5 106 106 2. The definitions for Mineral Resource in S-K 1300 were Sub-total 227 14.5 106 106 followed for Mineral Resources. 3. Mineral Resources are reported EXCLUSIVE of Mineral Reserves. Johnson Tract Measured — — — — — — — — — — — — —4. Mineral Resources were estimated at long term prices Indicated 3,489 5.3 598 6.0 673 0.56 43.1 0.67 51.5 5.21 400.8 9.39 1,053 3,489 5.3 598 6.0 673 0.56 43.1 0.67 51.5 5.21 400.8 9.39 1,053 of $1,600/oz Au and $22/oz Ag. Sub-total 5. Mineral Resources are reported using un-diluted Au and Ag grades. TOTAL METAL 737 710 43.1 51.5 400.8 6. Mineral Resources are reported within constraining Total AuEQ 1,790 pit shells. 7. Mineral Resources that are not Mineral Reserves do CONTINUED ON NEXT PAGE not have demonstrated economic viability. 8. Mineral Resources are reported in dry metric tonnes. 9. Numbers may not add due to rounding. 10. Mineral Resources are reported on a 30% Contango Ore ownership. 38.

CONTANGO’S RESERVES AND RESOURCES Au Au Ag Ag AuEq TONNES Cu Cu Pb Pb Zn Zn AuEq PROJECT CLASSIFICATION Grade Ounces Grade Ounces Ounces (000) (%) (M Lb) (%) (M Lb) (%) (M Lb) (g/t) (g/t) (000) (g/t) (000) (000) Manh Choh Inferred — 3.2 — 9.2 —Lucky Shot Inferred 82 9.5 25 Johnson Tract Inferred 706 1.4 31 9.1 207 0.59 9.2 0.3 4.7 4.18 65.1 4.76 108 Notes: Lucky Shot Resources 1. Mineral Resources were estimated as of 26 MAY 23 under definitions for Mineral Resources in S-K1300. See TRS Lucky shot Project Alaska, USA. 2. Mineral resources are estimated using long term prices of US$1,600/oz Au price. 3. 3.0 g/t AuEq Cut-off 4. Mineral resources are reported using un-diluted Au grades. 5. Mineral resources are reported as contained within 3.0 g/t Au underground shapes applying a 3.0m min. width at a 4.3 g/t COG. 6. Mineral resources that are not mineral reserves do not have demonstrated economic viability. There are no mineral reserves for the Lucky Shot Project. 7. Mineral resources are reported in dry metric tonnes. 8. Numbers may not add due to rounding. 9. Mineral resources are reported on a 100% ownership basis Notes: Johnson Tract Resources 1. Mineral Resources were estimates as of 12 MAY 25 under definitions for Mineral Resources in S-K1300. See Updated Mineral Resource estimate and S-K 1300 SEC Technical Report for Johnson Tract project, Alaska. 2. Assumed metal prices are US$1650/oz for gold (Au), US$20/oz for silver (Ag), US$3.50/lb. copper (Cu), US$1/lb. lead (Pb), and US$1.50/lb. for zinc (Zn) 3. Gold Equivalent (“AuEq”) is based on assumed metal prices and payable metal recoveries of 97% for Au, 85% for Ag, 85% Cu, 72% Pb and 92% Zn from metallurgical test work completed in 2022. 4. 3.0 g/t AuEq Cut-off 5. AuEq equals = Au g/t + Ag g/t × 0.01 + Cu% × 1.27 + Pb% × 0.31 + Zn% × 0.59 6. An average bulk density value of 2.84 used as determined by conventional analytical methods for assay samples 7. Capping applied to assays to restrict the impact of high-grade outliers 8. Preliminary underground constrains were applied, including the elimination of isolated or scattered blocks above cut-off grade to define the “reasonable prospects of eventual economic extraction” for the Mineral Resource Estimate 9. Mineral resources as reported are undiluted 10. Mineral resource tonnages have been rounded to reflect the precision of the estimate 11. Readers are cautioned that mineral resources that are not mineral reserves do not have demonstrated economic viability 39

DOLLY VARDEN’S RESOURCES Category Property Cut-Off Tonnes Ag (g/t) Ag oz Au (g/t) Au (oz) Dolly Varden 150 g/t Ag 3,417,000 299.8 32,931,000 Indicated Homestake Ridge 2.0 g/t AuEq 736,000 74.8 1,800,000 7.02 165,993 Total 34,731,000 165,993 Dolly Varden 150 g/t Ag 1,285,300 277.0 11,447,000 Inferred Homestake Ridge 2.0 g/t AuEq 5,545,000 100.0 17,830,000 4.58 816,719 Total 29,277,000 816,719 Notes: Dolly Varden Resources 1. Mineral resources are not mineral reserves, as they do not have demonstrated economic viability although, as per Canadian Institute of Mining, Metallurgy and Petroleum (“CIM”) requirements, the mineral resources reported above have been determined to have demonstrated reasonable prospects for eventual economic extraction. 2. The mineral resources were estimated in accordance with the CIM Standards on Mineral Resources and Reserves, Definitions (2014) and Best Practices Guidelines (2019) prepared by the CIM Standing Committee on Reserve Definitions and adopted by the CIM Council. 3. The resources reported above are derived from the Technical Report on The Combined Kitsault Valley Project, British Columbia, Canada dated effective September 28, 2022 and authored by Andrew J. Turner, B.Sc., P.Geol., of APEX Geoscience Ltd.. The effective date of the report is September 28, 2022. (“Kitsault Valley Project Technical Report”) 4. The cut-off grade for the Homestake claim block mineral resources is 2.0 g/t AuEq, which was determined using average block grade values within the estimation domains and a Au price of $1,300 per troy ounce (“per tr oz”), a Ag price of US$20.00/tr oz and a Cu price of US$2.50/pound, and mill recoveries of 92% for Au, 88% from Ag and 87.5% for Cu and combined mining, milling, and general and administrative costs of approximately US$109/ton. 5. The cut-off grade for the Dolly Varden claim block mineral resource is 150 g/t Ag, which was determined using a Ag price of US$20.00/tr oz, a recovery of 90% and combined mining, milling, and general and administrative costs of US$80/ton and was supported by comparison to similar projects. 6. Sufficient sample density data existed to allow for estimation of block density within the estimation domains of the Homestake Main, Homestake Silver and Homestake Reef zones, which ranged from 2.69 metric ton per cubic metre (“t/m3”) to 3.03 t/m3. 7. Bulk density values ranging from 2.79 t/m3 to 3.10 t/m3 were assigned to individual estimation domains based on available SG measurements for the DV, TB, NS and WF deposits. 8. Differences may occur in totals due to rounding. 4